SCHEDULE 14A

(RULE 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.)

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Filed by a Party other than the Registrant ☐

Check the appropriate box:
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☑	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under sec. 240.14a-12

Remote Dynamics, Inc.

(Name of Registrant as Specified in Its Charter)

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3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which
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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
PROXY STATEMENT FOR
GENERAL QUESTIONS AND ANSWERS
FORWARD-LOOKING STATEMENTS
PROPOSAL 1:
DIRECTOR AND EXECUTIVE COMPENSATION
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION
REPORT OF THE AUDIT COMMITTEE
PERFORMANCE GRAPH
PROPOSAL 2:
PROPOSAL 3:
PROPOSAL 4:
STOCKHOLDER PROPOSALS
ANNUAL REPORT — INCORPORATION BY REFERENCE
OTHER MATTERS
APPPENDIX A
APPENDIX B
APPENDIX C
APPENDIX D
APPENDIX E
APPENDIX F
Annex A
Annex B
APPENDIX G
APPENDIX H
APPENDIX I#1
APPENDIX I #2
APPENDIX I #3
APPENDIX I #4
APPENDIX I #5
or

REMOTE DYNAMICS, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON AUGUST 31, 2005

To the Stockholders of Remote Dynamics, Inc.:

          NOTICE IS HEREBY GIVEN that the annual meeting of the stockholders of Remote Dynamics, Inc. will be held at Remote Dynamics principal executive office at 1155 Kas Drive, Suite 100, Richardson, Texas 75081 on Wednesday, August 31, 2005, at 10:00 a.m., Richardson, Texas time, to consider and vote on the following proposals:

Proposal 1.	The election of six directors to hold office until the next annual meeting of Remote Dynamics stockholders or until their respective successors shall have been duly elected and qualified.

Proposal 2.	The ratification of BDO Siedman LLP as Remote Dynamics’ independent registered public accounting firm for the fiscal year ending August 31, 2005.

Proposal 3.	The approval of the new Remote Dynamics, Inc. 2005 Amended and Restated Equity Incentive Plan.

Proposal 4.	The approval of the exchange of a $1.75 million secured promissory note issued by us into two common stock purchase warrants, and the issuance and sale of 650 shares of series B convertible preferred stock and related warrants for a combination of cash and all of the outstanding shares of series A convertible preferred stock to one of our private investors.

          In addition, we will consider the transaction of such other business as may properly come before the meeting or at any adjournments or postponements.

          The foregoing items of business are more fully described in the attached proxy statement.

          Only stockholders of record at the close of business on July 29, 2005 are entitled to notice of, and to vote at, the annual meeting. A holder of shares of Remote Dynamics common stock is entitled to one vote, in person or by proxy, for each share of common stock owned by such holder on all matters properly brought before the annual meeting or at any adjournments or postponements.

          All of our stockholders are invited to attend the annual meeting. Whether or not you expect to attend the annual meeting, we urge you to complete, sign, date and promptly return the accompanying proxy card in the enclosed postage-paid envelope to assure your representation at the meeting. In addition, you may also vote via telephone by calling (866) 540-5760 or the Internet at www.proxyvoting.com/redi. You will need your control number from your proxy card to vote via telephone or the Internet. You can revoke your proxy at any time before it is voted by delivering written notice to J. Raymond Bilbao at Remote Dynamics principal executive office or by attending the meeting and voting in person.

          This proxy statement, instruction card and proxy card are being mailed to our stockholders on or about August 4, 2005.

By Order of the Board of Directors

Remote Dynamics, Inc.

J. Raymond Bilbao, Secretary

1155 Kas Drive
Suite 100
Richardson, Texas 75081
(972) 301-2000
August 4, 2005

REMOTE DYANMICS, INC.

PROXY STATEMENT FOR
2005 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON AUGUST 31, 2005

GENERAL QUESTIONS AND ANSWERS

          The following questions and answers are intended to provide brief answers to frequently asked questions concerning the proposals described in this proxy statement and the proxy solicitation process. These questions and answers do not, and are not intended to, address all the questions that may be important to you. You should carefully read the remainder of this proxy statement as well as any appendices and the documents incorporated by reference in this proxy statement.

The Annual Meeting

Q:	When and where is the annual meeting?

A:	The annual meeting will be held on Wednesday, August 31, 2005, at 10:00 a.m., Richardson, Texas time, at our principal executive office at 1155 Kas Drive, Suite 100, Richardson, Texas 75081. This proxy statement, instruction card and form of proxy are being mailed to our stockholders on or about August 4, 2005.

Procedures for Voting

Q:	Is my proxy revocable and can I change my vote?

A:	You may revoke your proxy at any time before the opening of the annual meeting by doing one of the following:

•	Sending a written notice revoking your proxy to J. Raymond Bilbao, our Secretary, at 1155 Kas Drive, Suite 100, Richardson, Texas 75081;

•	Signing and mailing to Remote Dynamics a proxy bearing a later date; or

•	Coming to our annual meeting and voting in person.

Q:	Who is entitled to vote?

A:	Only stockholders of record as of the close of business on July 29, 2005, the record date, will be entitled to vote on the proposals at the annual meeting. Each share of common stock is entitled to one vote.

Q:	How do I vote?

A:	You can vote by attending the annual meeting in person or by completing, signing and returning your proxy card in the enclosed postage-paid envelope. You can also vote via telephone by calling (866) 540-5760 or via the Internet at www.proxyvoting.com/redi You will need your control number from your proxy card to vote via telephone or the Internet.

Q:	How does discretionary authority apply?

A:	If you sign your proxy card, but do not make any selections, your shares will be voted “FOR” the election of all of the nominees for directors and “FOR” proposals 2, 3 and 4 in the discretion of the proxies, as to all other matters which may be properly brought before the annual meeting.

Q.	How will votes be counted?

A.	The annual meeting will be held if a quorum is represented in person or by proxy at the meeting. A quorum is a majority of our outstanding shares of common stock entitled to vote. As of July 29, 2005, there were 7,325,937 shares of common stock outstanding and 5,000 shares of Series A convertible preferred stock outstanding. With respect to proposals 1-3, there are 7,691,501 shares entitled to vote on the proposal (including 365,564 shares entitled to be voted by the series A convertible preferred stockholders voting on an as-converted basis), and with respect to proposal 4, there are 7,325,937 shares entitled to vote on such proposal.

If you have returned a signed proxy card or attend the meeting in person, then you will be considered part of the quorum, even if you do not vote. A withheld vote is the same as an abstention. The effect of abstentions and broker non-votes with respect to a particular proposal will be a vote “AGAINST” that proposal. Our transfer agent, Mellon Investor Services, LLC, will count the votes and act as inspector.

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Broker non-votes occur when proxies submitted by brokers, banks or other nominees holding shares in “street” name do not indicate a vote for some or all of the proposals because they do not have discretionary voting authority and have not received instructions on how to vote on the proposals. We will treat broker non-votes as shares that are present and entitled to vote for quorum purposes.

Q.	What happens if I do not return my proxy card and do not vote at the annual meeting?

A.	If you do not attend the annual meeting and do not submit a proxy, the effect will be that you will not be considered part of, or count towards, achieving a quorum. With respect to proposals 1, 2, 3 and 4, the failure to return a proxy card and vote will have neither the effect of a vote “FOR” nor “AGAINST” these proposals since only a majority of the quorum is required for approval of these proposals, and you will still not be counted toward achieving a quorum.

Q:	Is my vote confidential?

A:	Yes. Only the inspector, Mellon Investor Services, and certain of our employees will have access to your proxy card. All comments will remain confidential, unless you ask that your name be disclosed.

Q:	Will I have any dissenter’s rights or rights of appraisal?

A:	No, you will not have any dissenter’s rights or rights of appraisal with respect to any matter to be voted upon at this annual meeting.

Our Current Stock Ownership

Q:	What percentage of stock do the directors and officers own?

A:	Our officers and directors collectively beneficially owned approximately 1,431,888 shares, or 17.8% of our common stock as of July 29, 2005.

Q:	Who are the largest principal stockholders?

A:	According to the Schedule 13G filed on August 9, 2004, Mackay Shields LLC beneficially owned 663,374 shares of our common stock, or approximately 9.1% of our common stock.

Other Information

Q:	When are the stockholder proposals due for the annual meeting in 2006?

A:	To be included in the 2006 annual meeting, stockholder proposals must be in writing and must be received by Remote Dynamics, at the following address: 1155 Kas Drive, Suite 100, Richardson, Texas, 75081, Attn: Corporate Secretary, no later than January 31, 2006.

Q:	Who is soliciting my proxy and who will pay the solicitation expenses?

A:	We are soliciting your proxy and we will pay the cost of preparing and distributing this proxy statement and the cost of soliciting votes, including without limitation, fees and expenses of Mellon Investor Services; which fees and expenses will be normal and customary for such services. We will reimburse stockbrokers and other custodians, nominees and fiduciaries for forwarding proxy and solicitation material to the owners of common stock. We have also engaged Mellon Investor Services to assist us with solicitation of votes for a flat fee of $7,500 with additional charges of $4.50 for each oral contact made with a stockholder and $2.50 for each reminder contact made with a stockholder.

Q:	Who can help answer my additional questions?

A:	Stockholders who would like additional copies, without charge, of this proxy statement or have additional questions about the stock issuance transactions, including the procedures for voting their shares, should contact:

J. Raymond Bilbao
Senior Vice President, General Counsel & Secretary
1155 Kas Drive, Suite 100
Richardson, Texas 75081
Telephone: (972) 301-2000

          This question and answer information sheet is qualified in its entirety by the more detailed information contained in this proxy statement. You are strongly urged to carefully read this proxy statement in its entirety before you vote.

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FORWARD-LOOKING STATEMENTS

          Statements in this proxy statement that are not historical facts are “forward-looking statements” within the meaning of the safe harbor provided by Section 21E of the Securities Exchange Act of 1934, as amended. In some cases, you can identify these forward-looking statements by words such as:

•	may;

•	estimates;

•	believes;

•	anticipates;

•	expects;

•	intends;

•	predicts;

•	projects;

•	potential;

•	should;

•	could; and

•	similar expressions (and the negative of these terms).

These statements involve known and unknown risks and uncertainties that may cause the actual results or outcomes to be materially different from those anticipated and discussed in this proxy statement. In assessing forward-looking statements contained herein, you are urged to read carefully all cautionary statements contained in this proxy statement and in those other filings made by Remote Dynamics with the Securities and Exchange Commission.

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This proxy statement contains important information that should be read before any decisions are made with respect to the proposals. You are strongly urged to read this proxy statement in its entirety as well as the appendices and the documents incorporated by reference in this proxy statement.

PROPOSAL 1:

Election of Six Directors

You are being asked to elect the following six individuals as directors:

•	Gerry C. Quinn

•	Dennis R. Casey

•	Matthew Petzold

•	Stephen CuUnjieng

•	Greg Pritchard

•	Thomas Honeycutt

          Gerry C. Quinn, Dennis R. Casey, Matthew Petzold, Stephen CuUnjieng, Greg Pritchard and Thomas Honeycutt are all currently serving as directors of Remote Dynamics. Mr. Quinn was elected at the 2003 annual meeting of stockholders. Mr. Pritchard was appointed to our board of directors effective July 2, 2004 as per Remote Dynamics’ Third Amended Joint Plan of Reorganization which was confirmed by the United State Bankruptcy Court for the Northern District of Texas on June 29, 2004. On July 13, 2004, our board of directors elected Messrs. Casey and CuUnjieng to our board of directors to fill a board seat vacancy. On July 29, 2004, our board of directors elected Mr. Honeycutt to our board of directors to fill a board seat vacancy. On August 6, 2004, our board of directors elected Mr. Petzold to our board of directors to fill a board seat vacancy.

          Pursuant to Remote Dynamics’ Third Amended Joint Plan of Reorganization, John Stupka and Michael Beverley resigned as directors effective July 2, 2004. Effective July 29, 2004, Lloyd Miller, Mair Faibish and Alan Howe resigned their positions as members of our board of directors. Messrs. Miller, Faibish and Howe had been previously elected to our board of directors in connection with Remote Dynamics’ Third Amended Joint Plan of Reorganization effective July 2, 2004. All directors serve until the next annual meeting of the stockholders or until their respective successors are duly elected and qualified, or until their earlier death or removal from office.

          On October 1, 2004, we sold 5,000 shares of our series A convertible preferred stock to SDS Private Capital Group SPC Ltd pursuant to a certain Securities Purchase Agreement dated October 1, 2004. The holder of a majority of the series A convertible preferred stock has the right to appoint one representative to our board of directors and is entitled to designate one observer to the meetings of our board of directors and its committees. Although the holder of Remote Dynamics’ series A convertible preferred stock retains the right to do so in the future, it has not yet exercised its right to appoint a board member. The holder of Remote Dynamics’ series A convertible preferred stock has designated Raahim Don as its board observer to attend the meetings of our board of directors and its committees. Thus, our board of directors reduced the size of the board to six board seats. If the holder of a majority of the series A convertible preferred stock provides written notice to Remote Dynamics that it intends to designate a board member, the board can, by resolution, increase the size of the board by one board seat to accommodate the request.

Organization of the Board of Directors and Meetings

          Of the six director nominees above, none have been designated by the holder of Remote Dynamics’ series A convertible preferred stock for election to our board of directors. As the holder of Remote Dynamics’ series A convertible preferred stock has presently waived its right to any nominees to the board of directors, our board of directors has set the size of the board at six (6) directors to reflect this waiver. All directors serve until the next annual meeting of the stockholders or until their respective successors are duly elected and qualified, or until their earlier death or removal from office.

          During the fiscal year ended August 31, 2004, the board of directors held twenty-one meetings, and acted by written consent five times. The standing committees of the board of directors currently consist of:

•	the compensation committee;

•	the audit committee; and

•	the corporate governance and nominating committee.

          During the fiscal year ended August 31, 2004, each director attended at least 75% of the meetings of the board of directors and of the meetings of committees on which he served.

          Compensation Committee. The compensation committee is currently composed of Messrs. Quinn, Honeycutt and Pritchard. Messrs. Honeycutt and Pritchard were appointed to the compensation committee on August 6, 2004; and Mr. Miller was appointed on July 13, 2004, but he resigned from the compensation committee and the board of directors on July 29, 2004. Messrs. Beverley and Stupka resigned from the compensation committee and the board of directors effective July 2, 2004 in connection with the Remote Dynamics’ Third Amended Joint Plan of Reorganization(our plan of reorganization).

          The compensation committee is responsible for the administration of, and the determination of strategy and policy matters related to, the 2004 Restated Management Incentive Plan and the Remote Dynamics Amended & Restated 2005 Equity Incentive Plan. The compensation committee also reviews the future compensation of Remote Dynamics’ executives, as necessary. None of the compensation committee members is an officer or employee of Remote Dynamics or holds restricted stock granted under the 2004 Restated Management Incentive Plan. During the fiscal year ended August 31, 2004, the compensation committee, which was composed of Messrs. Quinn, Stupka, Beverley, Miller and Pritchard, met four times.

          Audit Committee. Our board of directors maintains a separately standing audit committee, currently composed of Messrs. Quinn, Pritchard and Honeycutt. Messrs. Honeycutt and Petzold were appointed to the audit committee on August 6, 2004. Messrs. Howe and Faibish were appointed to the audit committee on July 13, 2004 and resigned from the audit committee and the board of directors effective July 29, 2004. Messrs. Beverley and Stupka resigned from the audit committee and the board of directors effective July 2, 2004 in connection with our plan of reorganization. On July 15, 2005. Mr. Petzold resigned from the audit committee and the board appointed Mr. Pritchard to take his place on the audit committee, which elected Mr. Quinn as its new chairman. A copy of the audit committee charter is attached hereto as Appendix I.

          Messrs. Quinn, Honeycutt and Pritchard each qualify as “independent,” as required by Rule 4200(a)(15) of the National Association of Securities Dealers’ listing standards. The audit committee, with the assistance of our independent accountants, determines the adequacy of internal controls and other financial reporting matters, and reviews and recommends to the board of directors for approval all published financial statements. Pursuant to our reorganization plan, Messrs. Stupka and Beverley resigned as directors and audit committee members effective July 2, 2004. During the fiscal year ended August 31, 2004, the audit committee, which was then composed of Messrs. Quinn, Stupka and Beverley met three times.

          Audit Committee Financial Expert. Our board of directors has determined that Gerry Quinn qualifies as an audit committee financial expert under the Sarbanes-Oxley Act of 2002 and the rules of the Securities and Exchange Commission. Mr. Quinn also qualifies as “independent,” as required by Rule 4200(a)(15) of the National Association of Securities Dealers’ listing standards.

          Code of Ethics for Chief Executive Officer and Senior Financial Officers. Our board of directors, on November 7, 2003, adopted a Code of Ethics that applies to our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A full copy of this Code is filed as Exhibit 14.1 filed in connection with our Annual Report on Form 10-K/A for the fiscal year ended August 31, 2004.

          Nomination and Corporate Governance Committee. The nomination and corporate governance committee, composed of Messrs. Quinn, Petzold and Honeycutt, considers and makes nominations for additional outside directors for election by the board of directors. During the fiscal year ended August 31, 2004, the nomination and corporate governance committee was composed of Messrs. Quinn, Howe and Miller. Messrs. Howe and Miller were appointed to the nomination and corporate governance committee on July 13, 2004 and resigned from the nomination and corporate governance committee and the board of directors effective July 29, 2004.

          The nomination and corporate governance committee will consider nominees recommended by our stockholders. Any stockholder wishing to make a nomination should send a letter providing the name, address, phone number and resume of the nominee to our offices, to the attention of the nomination and corporate governance committee. There have been no material changes to the procedures by which our stockholders may recommend nominees to the Remote Dynamics’ Board of Directors. During the fiscal year ended August 31, 2004, the nomination and corporate governance committee, composed of Messrs. Quinn, Miller and Howe, met three times. A current copy of the nominating and corporate governance committee’s charter is available on the website at www.remotedynamics.com. All of the members of the nomination and corporate governance committee are “independent,” as required by Rule 4200(a)(15) of the National Association of Securities Dealers’ listing standards.

          Minimum Qualifications for Director Nominees. The nominating and corporate governance committee is responsible for reviewing with the board on an annual basis the appropriate skills and characteristics required for the board in total as compared with the skills and characteristics already represented on the board. The assessment includes an analysis of skills, such as understanding of finance, technology, and other knowledge needed on the board. The nominating and corporate governance committee also considers whether director nominees represent diverse points of view rather than specific constituencies.

          Process for Identifying and Evaluating Nominees. The nominating and corporate governance committee is responsible for screening and nominating candidates to become directors. The nominating and corporate governance committee solicits direct input from our chairman of the board, our chief executive officer and from the other members of our board of directors regarding potential director nominee candidates. The nominating and corporate governance committee also reviews director nominees recommended by security holders, if any, and applies the same evaluation criterion as to the security holder-recommended director nominees as it applies to director nominees recommended by our other board members and our senior management.

Our Directors and Executive Officers

Directors

          We are soliciting your vote with respect to the election of the six individuals below as directors each of whom is currently serving as a director with Remote Dynamics.

          DENNIS R. CASEY — Director since July 13, 2004, President, Chief Executive Officer and Director (Principal Executive Officer) since January 30, 2004.

          Mr. Casey, age 69, currently serves and has served as President and Chief Executive Officer of Remote Dynamics since January 30, 2004. On February 2, 2004, Remote Dynamics and two of its wholly-owned subsidiaries, Caren (292) Limited and Minorplanet Systems USA Limited filed voluntary petitions for relief under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Northern District of Texas – Dallas Division, in order to facilitate the restructuring of their debt, trade liabilities, and other obligations. On June 29, 2004, the bankruptcy court confirmed our plan of reorganization and we emerged from bankruptcy effective July 2, 2004. Mr. Casey is also the founder and Chief Executive Officer of BaseCom Construction Inc., a private communications company, providing cable television, broadband internet access and telecommunications management to US Army lodging facilities serving in such role since 1997. Mr. Casey served for 24 years in various positions at GTE Corporation starting as a Staff Engineer in 1957 and ultimately serving as Vice President of Marketing for GTE Corporate Telephone Operations and for GTE Automatic Electric from 1976 to 1979. From 1980 through 1988, Mr. Casey served as Chief Executive Officer and Chairman of the Board of Telesphere International, a long distance reseller. Mr. Casey earned a Bachelor of Science degree in Finance New York University

          STEPHEN CUUNJIENG — Director since July 13, 2004.

          Mr. CuUnjieng, age 45, served as Director of Strategic Finance for Remote Dynamics from January 30, 2004 through December 31, 2004 to assist Remote Dynamics with capital raising strategies. Mr. CuUnjieng also currently serves as President and Chief Operating Officer of HFS Capital LLC, a position he has held since 2000. Prior to that, Mr. CuUnjieng served as Managing Director at Merrill Lynch from 1996 to 2000 where he was head of power and energy investment banking for Asia and investment banking country head for the Philippines. From 1994 to 1996, Mr. CuUnjieng served as a Director at Salomon Brothers. In 1993, Mr. CuUnjieng was a Director with Morgan Grenfell Asia. From 1990 to 1993, Mr. CuUnjieng served as Managing Director for the investment banking division of Morgan Grenfell, PCI Capital Corporation in the Philippines. Mr. CuUnjieng has a Masters in Business Administration from the Wharton School of Business of the University of Pennsylvania and a law degree (with honors) from Ateneo School of Law in the Philippines. Mr. CuUnjieng holds a NASD Series 7 license as well as a Series 63 License.

          THOMAS HONEYCUTT — Director since July 29, 2004.

          Mr. Honeycutt, Commander, U.S.N., ret., age 55, currently serves as Group Vice President, General Manager of SERCO, a systems integrator/support services company listed on the London Stock Exchange (Ticker Symbol: SRP.L) since March 2005. Mr. Honeycutt previously served as Group Vice President of Resource Consultants, Inc. from 1997 through March 2005 responsible for three Divisions which provide supply chain and logistics consulting support to the U.S. Department of Defense including supervision of the “Should Cost” analysis supporting weapon systems acquisitions for the Army, Navy, Air Force and Defense Logistics Agency, the administration of the Integrated Undersea Surveillance Systems Logistic Support Center for the U.S. Navy submarine program and the U.S. Navy’s Pollution Prevention and HAZMAT Minimization contracts. Prior to this position, Mr. Honeycutt has held numerous positions with the United States Navy including serving as Deputy Director for Contracts, Tactical Aircraft and Cruise Missile Departments, Naval Air Systems Command from 1993 through 1996 supervising 12 teams responsible for planning, negotiating and administering contracts in excess of $22 billion for all tactical aircraft weapons systems procured by the U.S. Naval Air Systems Command. Mr. Honeycutt then served as Deputy Director, Integrated Weapons Support Team, Naval Control Point from 1996 through 1997 directed 13 business units in logistics planning for a 415,000 line item inventory valued at $17.6 billion in support of worldwide U.S. Navy aircraft and air launched cruise missile systems.

          MATTHEW PETZOLD — Director since August 6, 2004.

          Mr. Petzold, age 40, has served as Chief Financial Officer of Motricity, a premier provider of mobile content solutions and services to the wireless industry with over 120 million mobile subscribers, since January, 2005. Mr. Petzold previously served as Chief Financial Officer of Verestar, Inc., a satellite services provider, from 2001 through January 2005 directing the Finance, Legal and Human Resource Departments. Verestar, Inc. filed a voluntary petition for relief under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Southern District of New York on December 12, 2003. Verestar, Inc. currently remains in possession of its assets and operating as “debtor-in-possession” under the jurisdiction of the Bankruptcy Court. From 2000 through 2001, Mr. Petzold served as the Chief Financial Officer of MediaCenters, Inc, a metro communications provider. Mr. Petzold served as Chief Financial Officer of UUNET from 1998 through 2000, the world’s largest internet service provider with annual sales in excess of $4 billion supervising a finance staff in excess of 300 persons with operations in 29 countries on five continents. From 1995 through 1998, Mr. Petzold served as Controller for UUNET. Mr. Petzold earned a B.A. in Management/Accounting from Gettysburg College and is a Certified Public Accountant in the State of Maryland.

          On July 12, 2004, lawsuit was filed in the United States District Court for the Southern District of New York by the Official Committee of Unsecured Creditors of Verestar, Inc. Verestar Networks, Inc. and Verestar International, Inc. for and on behalf of itself and Verestar, Inc. Verestar Networks, Inc. and Verestar International, Inc. against Mr. Petzold, American Tower Corporation, Bear Sterns & Co., Inc., Justin Benincasa, Norman A. Bilkales, Alan Box, Arnold Chavkin, Steven B. Dodge, David W. Garrsion, William H. Hess, David Kagan, Marc Layne, Jack R. McDonnell, Michael Mislom, Scott Moskowitz, Steven J. Moskowitz, Raymond O’Brian, David J. Porte, Bradley E. Singer, James Taiclet and Joseph L. Winn. The plaintiffs allege that the defendants, in their roles as directors, officers and advisors of the Verestar entities and their parent corporation, American Tower Corporation, breached their fiduciary duties or assisted others in breaching their fiduciary duties in fraudulently transferring assets from the Verestar entities to their parent corporation, American Tower Corporation prior to the Chapter 11 bankruptcy filing. The plaintiffs alleged that defendants breached their fiduciary duties, or aided, abetted and participated in the breach of fiduciary duties by other defendants, conversion, conspiracy, breach of contract and avoidance of fraudulent and preferential transfers. The plaintiffs are seeking declaratory relief and damages. Mr. Petzold has informed the company that the charges alleged against him in this action are without merit and that he intends to vigorously defend against such charges.

          GREGG PRITCHARD — Director since July 2, 2004.

          Mr. Pritchard, age 53, has served as bankruptcy trustee/interim CEO for over 18 years including serving as Trustee for the D.I.C. Creditors Trust from April 2004 to present, AMRESCO Liquidating Trust from August 2002 to present and Amre Liquidating Trust from July 1997 through December 2000. Mr. Pritchard has also served as a financial consultant, providing services to various public and private companies including Beal Capital Markets, Inc. in the Adelphia Business Solutions bankruptcy case and Sunrise Capital Partners in the American Pad and Paper LLC bankruptcy case. Mr. Pritchard earned his B.S. degree from Abilene Christian University in 1974.

          GERRY C. QUINN — Director since June 22, 1995.

          Mr. Quinn, age 56, served as President of The Eighteen Wheeler Corporation and The F.B.R. Eighteen Corporation, both of which were affiliates of Remote Dynamics, from April 1992 until February 1994. Mr. Quinn has served as President of The Erin Mills Investment Corporation, since July 1989, a venture capital and investment company and stockholder of Remote Dynamics since September 1989. Prior to joining Erin Mills, Mr. Quinn served as a senior officer in Magna International Inc. and Barrincorp, both publicly traded companies, and he served as a partner in the public accounting firm of Ernst & Young. Currently, Mr. Quinn is also a director of MotorVac Technologies, Inc. and Ironhorse Oil & Gas, Inc.

Executive Officers

          Except as disclosed under “Employment Agreements” below, all officers serve until their successors are duly elected and qualified or their earlier death, disability or removal from office.

          DAVID H. BAGLEY – Senior Vice President of Networks & Engineering.

          Mr. Bagley, age 50, joined Remote Dynamics in October 1992 as Director of Field Services and has since held several senior management positions which utilized his 27 years of telecommunications experience prior to assuming his current role of Senior Vice President Network & Engineering in September of 2004. On February 2, 2004, Remote Dynamics and two of its wholly-owned subsidiaries, Caren (292) Limited and Minorplanet Systems USA Limited filed voluntary petitions for relief under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Northern District of Texas – Dallas Division, in order to facilitate the restructuring of their debt, trade liabilities, and other obligations. On June 29, 2004, the bankruptcy court confirmed our plan of reorganization and we emerged from bankruptcy effective July 2, 2004. Before joining Remote Dynamics, Mr. Bagley served as Vice President, South Central Division at Comstock Communications from 1987 to 1992. From 1973 to 1987, Mr. Bagley held various operational and technical management positions at Southwestern Bell Telecom, United Technologies Communications Company and General Dynamics Communications Company.

          J. RAYMOND BILBAO – Senior Vice President, General Counsel and Secretary.

          Mr. Bilbao, age 38, was initially employed by Remote Dynamics in June 1997 as Associate General Counsel. He served in that position until February 1999, when he was promoted to General Counsel and Secretary. Mr. Bilbao assumed his current role of Senior Vice President, General Counsel and Secretary in June of 2001 being primarily responsible for all legal and human resources matters. On February 2, 2004, Remote Dynamics and two of its wholly-owned subsidiaries, Caren (292) Limited and Minorplanet Systems USA Limited filed voluntary petitions for relief under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Northern District of Texas – Dallas Division, in order to facilitate the restructuring of their debt, trade liabilities, and other obligations. On June 29, 2004, the bankruptcy court confirmed our plan of reorganization and we emerged from bankruptcy effective July 2, 2004. From September 1996 to June 1997, Mr. Bilbao was a Senior Associate Attorney at Neligan & Averch, LLP, a Dallas-based law firm, where he represented technology clients in corporate and litigation matters. From September 1995 to September 1996, Mr. Bilbao was employed by Value-Added Communications, Inc., a Dallas-based telecommunications company, last serving as its Vice President and General Counsel. Mr. Bilbao also previously served as an associate attorney at the law firms of Haney & Tickner, P.C. and Renfro, Mack & Hudman, P.C. In 1992, Mr. Bilbao earned his Juris Doctor degree from St. Mary’s University in San Antonio, Texas, where he served as a writer for the St. Mary’s Law Journal. Mr. Bilbao is licensed to practice law in Texas and is admitted to practice before the United States District Court for the Northern District of Texas.

          DENNIS R. CASEY – President, Chief Executive Officer and Director (Principal Executive Officer).

          Please see our description above under the caption “Our Directors and Executive Officers – Directors.”

          JOSEPH W. POLLARD – Senior Vice President- Sales & Marketing.

          Mr. Pollard, age 48, was employed by Remote Dynamics as Senior Vice President – Sales and Marketing on July 26, 2004. Mr. Pollard has spent 25 years in the computer technology field working with various start-up companies. From 2002 to 2004, Mr. Pollard served as Chief Executive Officer of Permeo Technologies, a privately held software security firm focused on solving the security issues for remote user access in global 1000 companies. Prior to Permeo, Mr. Pollard held positions of Executive Vice President and Vice President of worldwide sales for Metasolv Software, Inc., during his tenure from February 1997 to May 2002. MetaSolv Software designs and develops Operational Support Systems (OSS) for the telecommunications industry. From July 1992 to February 1997, Mr. Pollard held Director level sales position for both International and North American geographies for Tivoli Systems, a provider of systems management software. Prior to Tivoli Mr. Pollard held various sales positions for Visual Information Technologies, a provider of commercial image processing systems and Apollo Computers, a manufacturer of Unix based workstations, and Digital Equipment Corporation. Joseph Pollard graduated from the University of Memphis with a B.S. degree in Engineering Technology.

          W. MICHAEL SMITH – Executive Vice President, Chief Operating Officer, Chief Financial Officer and Treasurer (Principal Accounting Officer and Principal Financial Officer).

          Mr. Smith, age 40, originally joined Remote Dynamics in November 1998 as Executive Vice President, Chief Financial Officer and Treasurer serving in such position until June 2003 when he was promoted to Chief Operating Officer while retaining his Executive Vice President and Treasurer responsibilities but relinquishing his Chief Financial Officer responsibilities. On January 30, 2004, Mr. Smith reassumed his role as Chief Financial Officer as well as retaining his positions as Executive Vice President, Chief Operating Officer and Treasurer. On February 2, 2004, Remote Dynamics and two of its wholly-owned subsidiaries, Caren (292) Limited and Minorplanet Systems USA Limited filed voluntary petitions for relief under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Northern District of Texas – Dallas Division, in order to facilitate the restructuring of their debt, trade liabilities, and other obligations. On June 29, 2004, the bankruptcy court confirmed our plan of reorganization and we emerged from bankruptcy effective July 2, 2004. Previously, Mr. Smith served as Vice President of Finance and Chief Financial Officer for TPN, Inc., a provider of digital satellite programming from 1997 to 1998. Mr. Smith was employed by AT&T Wireless Services from 1994 to 1997, where he served as Director of Financial Planning and Control from 1994 to 1996 and as Director of Finance and Controller from 1996 to 1997. Prior to his employment at AT&T Wireless, Mr. Smith practiced public accounting for Arthur Anderson & Co., last serving as a financial consultant and audit manager primarily representing high technology clients. Mr. Smith earned a Masters in Accounting at the University of North Texas and is a Certified Public Accountant.

          There are no family relationships among the directors and executive officers of Remote Dynamics.

Indemnification of Directors and Officers

          Remote Dynamics indemnifies each person who is or was a director, officer, employee or agent of Remote Dynamics, or serves at Remote Dynamics’ request as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses, judgments, fines and amounts incurred in that capacity.

          Remote Dynamics will indemnify only for actions taken:

•	in good faith in a manner the indemnified person reasonably believed to be in or not opposed to the best interests of Remote Dynamics; or

•	with respect to criminal proceedings, not unlawful.

          Remote Dynamics will also advance to the indemnified person payments incurred in defending a proceeding to which indemnification might apply provided the recipient agrees to repay all such advanced amounts if it is ultimately determined that such person is not entitled to be indemnified. Remote Dynamics’ bylaws specifically provide that the indemnification rights granted thereunder are nonexclusive. In accordance with Remote Dynamics’ bylaws, Remote Dynamics has purchased insurance on behalf of its directors and officers in amounts it believes to be reasonable.

Section 16(a) Beneficial Ownership Reporting Compliance

          Section 16(a) of the Securities Exchange Act of 1934 requires Remote Dynamics’ directors and executive officers, and persons who own more than ten percent of a registered class of Remote Dynamics’ equity securities to file with the SEC initial statements of beneficial ownership of securities and subsequent changes in beneficial ownership. Remote Dynamics’ officers, directors and greater-than-ten-percent stockholders are required by the SEC’s regulations to furnish Remote Dynamics with copies of all Section 16(a) forms they file.

          To Remote Dynamics’ knowledge, based solely on a review of the copies of such reports furnished to Remote Dynamics and written representations that no Form 5 reports were required, all of its officers, directors and beneficial owners of more than ten percent of the Remote Dynamics’ common stock, the only class of securities registered under the Exchange Act, timely complied with all Section 16(a) filing requirements applicable to them during the fiscal year ended August 31, 2004.

DIRECTOR AND EXECUTIVE COMPENSATION

Compensation of Directors

          The board of directors has the authority to fix the compensation of directors. Remote Dynamics’ bylaws provide that directors may be reimbursed for reasonable expenses for their services to Remote Dynamics, and may be paid either a fixed sum for attendance at each board of directors meeting or a stated annual director fee. Remote Dynamics also reimburses its directors for travel expenses. In addition, Remote Dynamics provides its non-employee directors with a standard annual director’s fee of $30,000. The director’s fees are paid quarterly and prorated for partial service.

          On January 31, 2003, Remote Dynamics granted Gerry Quinn nonqualified options to purchase 100,000 shares of common stock at an exercise price of $0.80 per share (not adjusted for December 3, 2003 1-for-5 reverse stock split). All options granted to Mr. Quinn on January 31, 2003 were extinguished pursuant to our plan of reorganization effective July 2, 2004.

Compensation of Certain Executive Officers

Summary Compensation Table

          The following is a table describing compensation awarded, paid to or earned, for the last two full fiscal years, the eight month transition period beginning January 1, 2002 and ended August 31, 2002 and the fiscal year ended December 31, 2001, by Remote Dynamics to: (a) our President and Chief Executive Officer and (b) four other four most highly compensated executive officers during fiscal year ended August 31, 2004. Some of the persons named below are employed by Remote Dynamics under an employment agreement. Those agreements are described on pages 9-12.

							Long Term
			Annual				Compensation
			Compensation				Awards
							Securities
					Other Annual		Underlying
Name and			Salary	Bonus	Compensation		Options/
Principal Position	Year		(Dollars)	(Dollars)	(Dollars)		SARs (shares)
Dennis R. Casey (2)	2004		$121,311	$25,000	$73,500	(3)	—
President and Chief Executive Officer	2003		—	—	—		—
for Remote Dynamics (Principal	2002	*	—	—	—		—
Executive Officer)	2001		—	—	—		—
W. Michael Smith	2004		$182,107	—	$49,000	(4)	—
Executive Vice President, Chief	2003		178,600	—	—		—
Operating Officer and Treasurer for	2002	*	119,066	—	—		—
Remote Dynamics (Principal	2001		170,100	$39,800	—		485,120	(1)
Accounting and Financial Officer)
J. Raymond Bilbao	2004		$182,019	—	$49,000	(5)	—
Senior Vice President, General	2003		178,500	—	—		—
Counsel and Secretary for Remote	2002	*	119,000	—	—		—
Dynamics	2001		163,377	$40,200	—		495,840	(1)
Robert Lambert (6)	2004		$138,364	—	—		—
Vice President Information	2003		134,334	—	—		—
Technology for Remote Dynamics	2002	*	87,800	$10,865	—		—
	2001		127,000	16,519	—		21,000	(1)
David Bagley	2004		$128,800	—	—		—
Senior Vice President, Networks &	2003		128,800	—	—		—
Engineering for Remote Dynamics	2002	*	85,066	$20,000	—		—
	2001		115,000	15,077	—		21,000	(1)

* For the Eight Month Transition Period beginning January 1, 2002 and ended August 31, 2002.

(1)	These stock options were cancelled as per the Remote Dynamics’ Third Amended Joint Plan of Reorganization effective July 2, 2004.

(2)	Mr. Casey became President and Chief Executive Officer of Remote Dynamics effective January 30, 2004.

(3)	As of August 31, 2004, Mr. Casey held 150,000 shares of restricted stock with a value of $157,500. The restricted stock vests pursuant to the achievement of certain performance objectives. As of August 31, 2004, none of the 150,000 restricted shares were vested. Pursuant to the 2004 Restated Management Incentive Plan, if cash dividends are paid by Remote Dynamics on shares of common stock, Remote Dynamics shall credit to a bookkeeping account in the name of the Mr. Casey the amount of cash dividends payable on his shares of restricted stock. Mr. Casey’s dividend account associated with his or her shares of restricted stock shall become vested and payable in cash on the date his shares of restricted stock vest. See the 2004 Restated Management Incentive Plan for additional details regarding the vesting requirements.

(4)	As of August 31, 2004, Mr. Smith held 100,000 shares of restricted stock with a value of $105,000. The restricted stock vests pursuant to the achievement of certain performance objectives. As of August 31, 2004, none of the 100,000 restricted shares were vested. Pursuant to the 2004 Restated Management Incentive Plan, if cash dividends are paid by Remote Dynamics on shares of common stock, Remote Dynamics shall credit to a bookkeeping account in the name of the Mr. Smith the amount of cash dividends payable on his shares of restricted stock. Mr. Smith’s dividend account associated with his or her shares of restricted stock shall become vested and payable in cash on the date his shares of restricted stock vest. See the 2004 Restated Management

Incentive Plan for additional details regarding the vesting requirements.

(5)	As of August 31, 2004, Mr. Bilbao held 100,000 shares of restricted stock with a value of $105,000. The restricted stock vests pursuant to the achievement of certain performance objectives. As of August 31, 2004, none of the 100,000 restricted shares were vested. Pursuant to the 2004 Restated Management Incentive Plan, if cash dividends are paid by Remote Dynamics on shares of common stock, Remote Dynamics shall credit to a bookkeeping account in the name of the Mr. Bilbao the amount of cash dividends payable on his shares of restricted stock. Mr. Bilbao’s dividend account associated with his or her shares of restricted stock shall become vested and payable in cash on the date his shares of restricted stock vest. See the 2004 Restated Management Incentive Plan for additional details regarding the vesting requirements.

(6)	Mr. Lambert resigned his employment from Remote Dynamics effective May 27, 2005.

2004 Restated Management Incentive Plan

          Pursuant to our plan of reorganization, we implemented the 2004 Restated Management Incentive Plan. Grants made pursuant to the 2004 Restated Management Incentive Plan vest as follows:

•	One third of the restricted shares granted will vest upon the execution by Remote Dynamics of an agreement with the member companies of SBC Communications, Inc. for the retrofit of SBC’s fleet of service vehicles at the substantially similar volumes and profit margins as set forth in the May 20, 2004 Report to the Official Unsecured Creditors Committee;

•	One third of the restricted shares granted will vest upon the completion by Remote Dynamics of three consecutive fiscal quarters in which Remote Dynamics achieves positive earnings before interest, depreciation, taxes and amortization on or before January 2, 2007; and

•	One third of the restricted shares granted vest upon the completion by Remote Dynamics of four consecutive fiscal quarters in which Remote Dynamics achieves net income on or before July 2, 2007.

          Remote Dynamics’ board of directors and its compensation committee intend to further the interests of the Remote Dynamics’ stockholders by tying a substantial portion of executive compensation to the market value of its common stock. Toward this end, Remote Dynamics has designed its 2004 Restated Management Incentive Plan to support its ability to attract and retain qualified management and other personnel necessary for its success and progress.

          Savings Plan. Remote Dynamics has a 401(k) Retirement Investment Profit-Sharing Plan that covers all of its employees once they become eligible to participate. As permitted under the 401(k) Plan, employees may contribute up to 20% of their pre-tax earnings. The maximum amount of contributions by any employee each year is $14,000, the maximum amount permitted under the Internal Revenue Code of 1986, as amended. Remote Dynamics matches 50% of an employee’s contribution to the 401(k) Plan up to 6% of pre-tax earnings for a total potential matching contribution of 3% of the employee’s pre-tax earnings.

Employment Agreements

          Remote Dynamics has current employment agreements with each of the following officers:

•	David Bagley;

•	Dennis R. Casey;

•	J. Raymond Bilbao;

•	Joseph W. Pollard; and

•	W. Michael Smith.

          The terms of these employment agreements generally provide that such executive officer is eligible to participate in the incentive bonus plan for executive officers. In addition, the employment agreements prohibit the executive officers from competing with Remote Dynamics during the term of their employment and for twelve months after their employment is terminated.

          Upon the termination of executive officer’s employment under the employment agreement prior to the expiration of the initial two year term for any reason, such executive officer shall be entitled to:

•	the salary earned by the executive officer before the effective date of termination hereof (including salary payable during any applicable notice period), prorated on the basis of the number of full days of service rendered by the executive officer during the salary payment period to the effective date of termination;

•	any accrued, but unpaid, vacation benefits;

•	the percentage of bonus compensation earned by the executive officer prior to the effective date of the termination based upon targets achieved prior to the effective date of termination; and

•	any previously authorized but unreimbursed business expenses.

          In the event of a termination for a reason other than cause by Remote Dynamics or termination for Good Reason (as defined below) by the executive officer within six months prior to or within two years subsequent to a Change in Control (as defined below), in addition to the compensation and benefits the employment agreement provides upon a termination for any reason, Remote Dynamics shall provide the executive officer with:

•	a cash payment equal to twelve months of base salary for the executive officer;

•	continued medical insurance benefits at Remote Dynamics’ expense for a period of twelve months;

•	acceleration of vesting of restricted stock grants.

•	Specifically, in the event that (i) Remote Dynamics terminates the employment relationship with the executive officer for a reason other than cause or due to the executive officer’s death (other than by suicide) or permanent disability; or (ii) the executive officer terminates his employment relationship with Remote Dynamics for Good Reason following a Change in Control, then in addition to any other compensation and benefits due to the executive officer under the employment agreement, all restricted shares previously vested at the time of termination shall be retained by the executive officer, and fifty percent of the restricted shares not yet vested at the time of termination shall vest as of the date of termination; provided that, if it is no longer possible to earn such unvested restricted shares, then the executive officer shall not be entitled to receive fifty percent of the restricted shares that are no longer possible to become vested.

          Following expiration of the initial two year term, the severance payments due to the executive officer upon termination for a reason other than cause by Remote Dynamics or termination for Good Reason by the executive officer is reduced by 1/12 for every two months of employment subsequent to the expiration of the initial two year term; provided, however, that under no circumstances shall the severance payment be reduced below six months of base salary.

          The employment agreements define Good Reason as:

•	the reduction of the employee’s job title, position or responsibilities without the executive officer’s prior written consent;

•	the change of the location where the executive officer is based to a location which is more than fifty (50) miles from his present location without the executive officer’s prior written consent; or

•	the reduction of the executive officer’s annual salary and bonus by more than 10% from the sum of the higher rate of the executive officer’s actual annual salary and bonus in effect within two years immediately preceding the Change of Control.

          The employment agreements define Change in Control as:

•	the subsequent acquisition by any person or group of 35% or more of Remote Dynamics’ securities;

•	during any two year period, the members of the board of directors of Remote Dynamics at the beginning of the period cease to constitute a majority of the board of directors of Remote Dynamics unless the election or nomination of new directors by the stockholders was approved by 2/3 of directors still in office who were either directors at the beginning of the period or whose election or nomination for election was previously so approved;

•	a merger of Remote Dynamics; other than a merger in which the stockholders of Remote Dynamics maintain more than 80% of the voting control in the surviving entity or a merger effected as part of a recapitalization of Remote Dynamics in which no person acquires more than 35% of the voting securities then outstanding; and/or

•	the approval by the stockholders of the complete liquidation of Remote Dynamics or the sale of substantially all of the assets of Remote Dynamics.

          The following paragraphs present additional details of the individual employment agreements with each officer.

          Dennis R. Casey. The agreement with Mr. Casey provides for Mr. Casey’s employment as President and Chief Executive Officer of Remote Dynamics for an initial two-year term which expires on July 2, 2006. The agreement continues on a month-to-month basis until terminated by either party on written notice. Under the terms of the agreement, Mr. Casey is paid an annual base salary of $225,000 and is eligible for an annual discretionary bonus of 50% of his base salary pursuant to the incentive bonus plan of executive officers. The agreement also provided Mr. Casey with a grant of 150,000 shares of restricted stock governed by the 2004 Restated Management Incentive Plan.

          W. Michael Smith. The agreement with Mr. Smith provides for Mr. Smith’s employment as Executive Vice President, Chief Operating Officer, Chief Financial Officer and Treasurer of Remote Dynamics for an initial two-year term which expires on July 2, 2006. The agreement continues on a month-to-month basis until terminated by either party on written notice. Under the terms of the agreement, Mr. Smith is paid an annual base salary of $200,000 and is eligible for an annual discretionary bonus of 50% of his base salary pursuant to the incentive bonus plan of executive officers. The agreement also provided Mr. Smith with a grant of 100,000 shares of restricted stock governed by the 2004 Restated Management Incentive Plan.

          J. Raymond Bilbao. The agreement with Mr. Bilbao provides for Mr. Bilbao’s employment as Senior Vice President, General Counsel and Secretary of Remote Dynamics for an initial two-year term which expires on July 2, 2006. The agreement continues on a month-to-month basis until terminated by either party on written notice. Under the terms of the agreement, Mr. Bilbao is paid an annual base salary of $200,000 and is eligible for an annual discretionary bonus of 50% of his base salary pursuant to the incentive bonus plan of executive officers. The agreement also provided Mr. Bilbao with a grant of 100,000 shares of restricted stock governed by the 2004 Restated Management Incentive Plan.

          Joseph W. Pollard. The agreement with Mr. Pollard provides for Mr. Pollard’s employment as Senior Vice President – Sales and Marketing of Remote Dynamics for an initial two-year term which expires on July 26, 2006. The agreement continues on a month-to-month basis until terminated by either party on written notice. Under the terms of the agreement, Mr. Pollard is paid an annual base salary of $200,000 and is eligible for an annual discretionary bonus of 50% of his base salary pursuant to the incentive bonus plan of executive officers. The agreement also provided Mr. Pollard with a grant of 100,000 shares of restricted stock governed by the 2004 Restated Management Incentive Plan.

          David Bagley. The agreement with Mr. Bagley provides for Mr. Bagley’s employment as Senior Vice President – Networks and Engineering of Remote Dynamics for an initial two-year term which expires on September 17, 2006. The agreement continues on a month-to-month basis until terminated by either party on written notice. Under the terms of the agreement, Mr. Bagley is paid an annual base salary of $141,700 and is eligible for an annual discretionary bonus of 50% of his base salary pursuant to the incentive bonus plan of executive officers. The agreement also provided Mr. Bagley with a grant of 75,000 shares of restricted stock governed by the 2004 Restated Management Incentive Plan.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

          The compensation committee is currently composed of Messrs. Quinn, Honeycutt and Pritchard. Messrs. Honeycutt and Pritchard were appointed to the compensation committee on August 6, 2004. Mr. Miller was appointed to the compensation committee on July 13, 2004 and resigned from the compensation committee and the board of directors on July 29, 2004.

          The compensation committee reviews the future compensation of Remote Dynamics’ executives, as necessary. None of the compensation committee members is an officer or employee of Remote Dynamics or holds restricted stock granted under the 2004 Restated Management Incentive Plan. During the fiscal year ended August 31, 2004, the compensation committee, which was composed of Messrs. Quinn, Stupka, Beverley, Miller and Pritchard, met four times.

          During the fiscal year ended August 31, 2004, our compensation committee, reviewed and adjusted the salary structures of executive officers subject to employment agreements and executive officers who were not subject to employment agreements.

Equity Compensation Plan and Other

     The following table summarizes information about Remote Dynamics’ equity compensation plans at August 31, 2004:

	(a)	(b)	(c)
Number of securities
remaining available for
	Number of securities to be	Weighted average	future issuance under equity
	issued upon exercise of	exercise price of	compensation plans
	outstanding options,	outstanding options,	(excluding securities
Plan Category	warrants and rights	warrants, and rights	reflected in column (a))
Equity compensation plans approved by security holders	450,000	$—	175,000
Equity compensation plans not approved by security holders	—	—	—

	450,000	—	175,000

          On July 2, 2004, Remote Dynamics granted 150,000 restricted shares of common stock to Dennis R. Casey, our president and chief executive officer, pursuant to the 2004 Restated Management Incentive Plan. On July 2, 2004, Remote Dynamics granted 100,000 restricted shares of common stock to J. Raymond Bilbao, our senior vice president, general counsel and secretary, pursuant to the 2004 Restated Management Incentive Plan. On July 2, 2004, Remote Dynamics granted 100,000 restricted shares of common stock to W. Michael Smith, our executive vice president, chief operating officer, chief financial officer and treasurer, pursuant to the 2004 Restated Management Incentive Plan. On August 1, 2004, Remote Dynamics granted 100,000 restricted shares of common stock to Joseph W. Pollard, our senior vice president – sales & marketing, pursuant to the 2004 Restated Management Incentive Plan.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

VMI License Amendment & Repurchase Option

          On October 6, 2003, Minorplanet Systems plc transferred 42.1 percent of our then outstanding common shares to Erin Mills Investment Corporation, ending Minorplanet Systems plc’s majority ownership of our common stock. Immediately following the share transfer, Erin Mills beneficially owned 46 percent of our outstanding common stock, while Minorplanet Systems plc retained 19.9 percent of our outstanding common stock. Subsequent to that time, it disposed of all of our shares and, as of March 10, 2005, Minorplanet Systems plc owned no shares of our common stock.

          In connection with the Minorplanet Systems plc’s share transfer to Erin Mills, we also obtained an option to repurchase from Erin Mills up to 3.9 million shares of our common stock at a price of $0.05 for every 1,000 shares, pursuant to that certain stock repurchase option agreement with Erin Mills dated August 15, 2003. Gerry Quinn, the president of Erin Mills, currently serves on our board of directors. On July 1, 2004, prior to the extinguishment of our existing common stock in accordance with our plan of reorganization, we repurchased the 3.9 million shares (not adjusted for the December 3, 2003 1-for-5 reverse stock split) of common stock from Erin Mills for a nominal sum. Following such repurchase and the July 2, 2004 effective date of our plan of reorganization, Erin Mills owned 62,334 shares our common stock or less than 1% of our outstanding common shares.

          In addition, concurrently with these transactions, we reached the following agreements with Minorplanet Systems PLC:

•	Minorplanet Systems plc irrevocably waived its approval rights, including the right to appoint members to our board of directors, as such rights were provided for in that Stock Purchase and Exchange Agreement dated February 14, 2001 and our second amended and restated bylaws;

•	Minorplanet Systems plc waived $1.8 million of accrued executive consulting fees that it had previously billed to Remote Dynamics.

•	The Exclusive License and Distribution Agreement, which granted to our former United Kingdom-based subsidiary, Minorplanet Systems USA Limited, a 99-year, royalty-free, exclusive right and license to market, sell and commercially exploit the VMI technology in the United States, Canada and Mexico, was amended to grant Minorplanet Systems plc, or its designee, the right to market and sell the VMI technology, on a non-exclusive basis, in the northeast region of the United States. We retained the right to market and sell the VMI technology under the Minorplanet name and logo in this northeast region.

•	Minorplanet Systems plc obtained anti-dilution rights from Remote Dynamics, under which it had the right to subscribe for and to purchase at the same price per share as the offering or private sale, that number of shares necessary to maintain the lesser of (i) the percentage holdings of our stock on the date of subscription or (ii) 19.9 percent of our issued and outstanding common stock.

VMI License Settlement

          On June 14, 2004, the Bankruptcy Court approved a settlement agreement with Minorplanet Limited, Minorplanet Systems plc and Remote Dynamics regarding the license agreement for the VMI technology which allows Remote Dynamics to use, market and sell the VMI technology until December 31, 2004. The material terms of this settlement agreement include the following:

•	On June 30, 2004, the VMI license agreement converted to a nonexclusive license until December 31, 2004, at which time it terminated;

•	From the period beginning June 30, 2004 through December 31, 2004, the territory in which Remote Dynamics was permitted to market, sell and use the VMI system was reduced to the following metropolitan areas: Los Angeles, California; Atlanta, Georgia; Dallas, Texas and Houston, Texas;

•	As of July 31, 2004, Remote Dynamics was no longer permitted to use the name, “Minorplanet;”

•	Remote Dynamics provided Minorplanet Limited, at no cost, with 100 VMI units with T-Mobile special tariff SIM cards;

•	Subsequent to December 31, 2004, Remote Dynamics retains the right to use the VMI software internally only for the sole purpose of satisfying its warranty, service and support obligations to its existing VMI customer base; and

•	Minorplanet Limited was allowed a general unsecured claim of $1,000,000, and it released and waived its administrative claim and waived any future research and development fees due under the VMI license agreement.

          As part of the settlement, Remote Dynamics also provided to Minorplanet Limited and Minorplanet Systems plc a general release of any and all claims which could have been asserted against either of them.

          On January 6, 2005, we entered into an Addendum to Compromise and Settlement Agreement with Minorplanet Limited which granted us the right to continue market and sell the VMI product line to our existing VMI customers. Although we have ceased actively marketing and selling the VMI product, the addendum allows Remote Dynamics to fulfill VMI product orders, if any, from existing VMI customers.

Exit Financing

          On June 24, 2004, Remote Dynamics entered into a Second Amended Letter Agreement with HFS Minorplanet Funding LLC and other accredited investors which it represents, subject to Bankruptcy Court approval, for the provision of $1.575 million in exit financing in accordance with a settlement agreement reached with the official unsecured creditors committee. On June 29, 2004, the Bankruptcy Court entered an order approving an exit credit facility to be provided by HFS in the amount of $1.575 million. On June 29, 2004, Remote Dynamics closed on the exit financing with HFS. Upon funding, we agreed to issue a $1.575 million convertible promissory note to HFS with the principal balance being due 36 months from the date of funding, with an annual interest rate of 12 percent. HFS was required to provide the funding within 21 days of the June 29, 2004 closing.

          On July 20, 2004, Remote Dynamics amended the exit financing agreement with HFS increasing the amount of the financing from $1.575 million to $2.0 million and issued a $2.0 million convertible promissory note to HFS with the principal balance being due 36 months from the date of funding, with an annual interest rate of 12 percent. Upon issuance of the promissory note, HFS provided the $2 million funding to Remote Dynamics less a commission in the amount of $80,000 representing four percent of the loan proceeds.

          Pursuant to exit financing agreement, HFS, may at any time demand repayment of such portion of the accrued interest and unpaid principal on the promissory note in such number of shares of common stock, based upon a fixed conversion price of $2.90 per share of common stock, if converted in year 1 of the repayment of the promissory note, or a fixed conversion price of $3.08 per share of common stock if converted subsequent to year 1 of the repayment of the promissory note.

          Pursuant to the exit financing agreement, our board of directors was required to execute any documents or instruments or pass any corporate resolutions necessary to appoint to the Remote Dynamics’ board of directors one additional director designated by HFS unless such appointment would cause Remote Dynamics to violate the independent director requirements, based on the written advice of legal counsel, as set forth in the rules and regulations of the NASDAQ Stock Exchange, the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated by the Securities and Exchange Commission. This board member designated by HFS shall serve on our board of directors until the promissory note is repaid in cash or repaid by conversion to common stock.

          Accordingly, Stephen CuUnjieng, the president of HFS, was appointed to the Remote Dynamics board of directors effective July 13, 2004 as the board member designated by HFS pursuant to the exit financing agreement. Mr. CuUnjieng was employed by Remote Dynamics as director of strategic finance from January 30, 2004 through December 31, 2004, to assist Remote Dynamics with further fund raising. Mr. CuUnjieng is a controlling partner in HFS. Mr. CuUnjieng is deemed to beneficially own 689,655 shares of common stock issuable upon conversion of the HFS convertible promissory note.

          Stock Repurchase

          On July 29, 2004, Remote Dynamics entered into and closed a Stock Repurchase Letter Agreement with Lloyd Miller, a director on the Remote Dynamics’ board of directors, and certain affiliates of Lloyd Miller to purchase from Mr. Miller and his affiliates 929,948 shares of Remote Dynamics’ common stock at a purchase price of $2.00 per share or $1,859,896. A Special Committee of our board of directors composed of three directors with no personal interest in the repurchase transaction considered, negotiated and approved the repurchase transaction. Contemporaneous with the closing of the stock repurchase, Lloyd Miller, Alan Howe and Mair Faibish resigned from our board of directors. The treasury stock is reflected at cost on the Remote Dynamics’ consolidated balance sheet at August 31, 2004.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

          The following table sets forth certain information, as of July 29, 2005, regarding beneficial ownership of our common stock and the percentage of total voting power held by:

•	each stockholder who is known by Remote Dynamics to own more than five percent (5%) of our outstanding common stock;

•	each director;

•	each executive officer; and

•	all directors and executive officers as a group.

Unless otherwise noted, the persons named below have sole voting and investment power with respect to such shares.

	Number of Shares of
	Common Stock
	Beneficially	Percent of Class
Name of Holder	Owned	Beneficially Owned
Mackay Shields LLC
9 West 57th Street
New York, NY 10019	663,374	9.1%
Gerry C. Quinn (Director)	0	0
Dennis R. Casey (Officer & Director) (1)(2)	217,980	3.0%
Thomas Honeycutt (Director) (3)	49,241	*
Matthew Petzold (Director)	0	0
Gregg Pritchard (Director)	0	0
Stephen CuUnjieng (Director) (4)	689,655	8.6%
David H. Bagley (Officer) (1)	75,000	1.0%
J. Raymond Bilbao (Officer) (1)	100,000	1.4%
W. Michael Smith (Officer) (1)	100,000	1.4%
Joseph W. Pollard (1) (5)	217,253	3.0%
All directors and officers as a group (10 persons) (6)	1,431,888	17.8%

*	Less than 1%

(1)	These shares of common stock have been issued and registered in the name of this individual but the transfer of such shares of common stock is prohibited until certain performance objectives are achieved by the individual.

(2)	This individual owns 67,980 shares and the remaining 150,000 shares of common stock have been issued and registered in the name of this individual but the transfer of such shares of common stock is prohibited until certain performance objectives are achieved by the individual.

(3)	This individual owns 32,000 shares and is deemed to jointly beneficially own with Mr. CuUnjieng an additional 17,241 shares issuable upon conversion of a convertible promissory note issued by Remote Dynamics.

(4)	This individual does not actually own any shares but is deemed to beneficially own an additional 689,655 shares issuable upon conversion of a convertible promissory note issued by Remote Dynamics.

(5)	This individual owns 117,253 shares and the remaining 100,000 shares of common stock have been issued and registered in the name of this individual but the transfer of such shares of common stock is prohibited until certain performance objectives are achieved by the individual.

(6)	All directors and executive officers (12 persons) collectively own 742,233 shares of common stock and are deemed to beneficially own an additional 689,655 shares.

Section 16(a) Beneficial Ownership Reporting Compliance

          Section 16(a) of the Securities Exchange Act of 1934 requires Remote Dynamics directors and executive officers, and persons who own more than ten percent of a registered class of Remote Dynamics equity securities to file with the SEC initial statements of beneficial ownership of securities and subsequent changes in beneficial ownership. Remote Dynamics officers, directors and greater-than-ten-percent stockholders are required by the SEC’s regulations to furnish Remote Dynamics with copies of all Section 16(a) forms they file.

          To Remote Dynamics knowledge, based solely on a review of the copies of such reports furnished to Remote Dynamics and written representations that no other reports were required, during the fiscal year ended August 31, 2004, its officers, directors and greater-than-ten-percent beneficial owners timely complied with all Section 16(a) filing requirements applicable to them.

REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

          Our compensation committee has prepared its report on the fiscal year ended August 31, 2004 executive compensation as required by rules of the SEC. This report provides specific information regarding compensation of Remote Dynamics’ President and Chief Executive Officer and its executive officers as a group.

Compensation Policies

          Remote Dynamics structures compensation of its executives in a manner that is intended to be competitive in the marketplace and to link compensation to the long-term business objectives of Remote Dynamics and the enhancement of stockholder value. Remote Dynamics has retained certain executives pursuant to term employment contracts which govern their compensation and others are evaluated on an ongoing basis. The initial two year term for the employment contracts with Messrs. Casey, Bilbao and Smith expires on July 2, 2006. The initial two year term for the employment contract with Mr. Pollard expires on July 26, 2006. The initial two year term for the employment contract with Mr. Bagley expires on September 17, 2006. See “Directors and Executive Officers — Employment Agreements” on pages 8, 9 and 10.

          Decisions concerning compensation of executive officers with employment contracts have been made by the compensation committee with the approval of the board of directors. Those executives whose salaries are not established by employment contract are set by the chief executive officer and are subject to review by the compensation committee and the board of directors. The board of directors has delegated to the compensation committee, which currently consists of Messrs. Quinn, Pritchard and Honeycutt the task of discussing strategy and policy matters related to the 2004 Restated Management Incentive Plan and the 2005 Amended & Restated Equity Incentive Plan, although it also reviews other forms of compensation from time to time. None of the members of the compensation committee is an officer or employee of Remote Dynamics or holds restricted stock granted under the 2004 Restated Management Incentive Plan and the 2005 Amended & Restated Equity Incentive Plan.

Compensation Objectives

          Remote Dynamics compensates its chief executive officer and other executives in a manner that is intended to:

•	be competitive in the marketplace;

•	link compensation to long-term business objectives; and

•	link compensation to the enhancement of stockholder value.

Certain executives have been retained pursuant to term employment contracts which govern their compensation and others are evaluated on an ongoing basis. Remote Dynamics considers both objective and subjective criteria in determining an executive’s compensation package. These factors include:

•	improvements in overall corporate performance;

•	improvements in business unit performance;

•	increases in installed customer base;

•	development efforts that result in greater efficiency or competitive advantage;

•	level of responsibility;

•	prior experience;

•	satisfaction of individual performance goals; and

•	comparable industry compensation for an equivalent position.

Components of Compensation

          Remote Dynamics offers compensation to its chief executive officer and other executive officers that includes base salary, short-term cash incentive compensation in the form of a bonus, if appropriate, and long-term incentive compensation in the form of stock option grants. These elements are addressed separately.

          Base Salaries. Those executives whose salary structures are not established by employment agreements are subject to annual adjustment by the chief executive officer. These adjustments are subject to review by the compensation committee and the board of directors, based on the compensation policies described above. The compensation committee and the board of directors may also consider such other factors in executive salary decisions as market competition, inflation and other equity considerations. Salary increases reflect job changes, promotions, market adjustment reviews and ordinary increases. Executive salary increases during the fiscal year ended August 31, 2004 ranged from 0% to 12%.

          Fiscal Year Ended August 31, 2004 - Short-term Incentives - Cash Bonuses and Commissions. Remote Dynamics has implemented an incentive bonus plan for the members of the senior business team who report directly to the chief executive officer and for the chief executive officer. Under the incentive bonus plan in effect during the fiscal year ended August 31, 2004, Remote Dynamics may pay each such person a bonus of up to 50% of his base salary if he achieves certain defined goals and objectives. For the chief executive officer, Remote Dynamics may pay a bonus of up to 50% of her base salary if he achieves certain defined goals and objectives. For the chief executive officer and the other executive officers, 100% of the available bonus is tied directly to the achievement of Remote Dynamics’ overall business and financial goals;

          Remote Dynamics’ chief executive officer retains the ability to recommend to the compensation committee whether any executive achieved his or her goals and is entitled to receive the bonus. As the chief executive officer also participates in the incentive bonus plan, the chief executive officer’s bonus is directly determined by the compensation committee. As reflected in the Summary Compensation Table of this proxy statement, no bonuses were awarded to the chief executive officer nor any other highly compensated executive officers during the fiscal year ended 2004. See “Directors and Executive Officers — Employment Agreements” on page 8, 9 and 10 and “Compensation of Certain Executive Officers - Summary Compensation Table” on pages 7 and 8.

          Long-term Incentives – Restricted Stock Grants. The compensation committee selects certain executive officers of Remote Dynamics to receive shares of restricted common stock, which include both incentive stock options and nonqualified shares pursuant to the terms of the 2004 Restated Management Incentive Plan and the 2005 Amended & Restated Equity Incentive Plan. The compensation committee administers the 2004 Restated Management Incentive Plan and the 2005 Amended & Restated Equity Incentive Plan, determines those officers or other employees to whom options will be granted and prescribes the terms and conditions of such options, which need not be identical even for similarly situated employees.

          The board of directors and its compensation committee intend to further the interests of Remote Dynamics’ stockholders by tying a substantial portion of executive compensation to the market value of our common stock. Remote Dynamics made grants of restricted stock under the 2004 Restated Management Incentive Plan to the following executive officers during the fiscal year ended August 31, 2004:

	Number of
	Restricted
	Shares
Executive Officer	Granted	Date of Grant
Dennis R. Casey, President & Chief Executive Officer	150,000	July 2, 2004
J. Raymond Bilbao, Senior Vice President, General Counsel & Secretary	100,000	July 2, 2004
W. Michael Smith, Executive Vice President, Chief Operating Officer, Chief Financial Officer and Treasurer	100,000	July 2, 2004
Joseph Pollard, Senior Vice President – Sales & Marketing	100,000	August 1, 2004

          Policy with Respect to the $1 Million Deduction Limit

          Section 162(m) of the Internal Revenue Code generally limits the U.S. corporate income tax deduction for compensation paid to each executive officer named in the Summary Compensation Table contained in the proxy statement of a public company to $1 million for each year, unless certain requirements are met. For the fiscal year ended August 31, 2004, the limitation imposed by Section 162(m) did not apply to the compensation paid to any executive officers. Therefore, the board of directors has taken no action in response to Section 162(m). The board of directors will consider actions to qualify compensation for deduction should it appear that the limits of Section 162(m) will be exceeded, but will retain the discretion to pay non-deductible compensation if that would be in the best interests of Remote Dynamics and its stockholders under the circumstances.

Summary

          The compensation committee believes that Remote Dynamics’ executive compensation policies and actions provide Remote Dynamics’ executive officers with the appropriate incentives to achieve Remote Dynamics’ short and long-term goals and to enhance stockholder value.

COMPENSATION COMMITTEE

Greg Pritchard
Gerry Quinn
Thomas Honeycutt

REPORT OF THE AUDIT COMMITTEE

          Remote Dynamics’ audit committee has reviewed and discussed with management our audited financial statements as of and for the year ended August 31, 2004. Remote Dynamics’ audit committee has also discussed with our independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended. Remote Dynamics audit committee has received the written disclosures and the letter from Remote Dynamics’ independent auditors required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as amended, and has discussed with our independent auditors that firm’s independence from Remote Dynamics and its management. The audit committee has considered whether the provision of non-audit services by Remote Dynamics’ principal auditor is compatible with maintaining auditor independence.

          On March 15, 2004, the audit committee of the Remote Dynamics’ board of directors approved the engagement of BDO Seidman LLP to serve as Remote Dynamics’ independent registered public accounting firm to audit Remote Dynamics’ financial statements for the fiscal year ended August 31, 2004. Prior to March 15, 2004, Remote Dynamics’ independent registered public accounting firm was Deloitte & Touche LLP. Audit fees billed by the Company’s independent registered public accounting firm for services rendered for the audit of Remote Dynamics’ annual financial statements and review of Remote Dynamics’ quarterly financial statements included in Form 10-Q for the last two fiscal years are presented below. Audit-related fees, tax fees, and other fees for services billed by Remote Dynamics’ independent registered public accounting firm during each of the last two fiscal years are also presented in the following table:

	Fiscal Year Ended August 31,
	2004	2003
Audit fees	$163,474	$176,682
Audit-related fees (a)	10,400	—
Tax fees (b)	10,000	—
All other fees (c)	16,700	91,150

(a) Audit-related fees primarily include research services to validate certain accounting policies of the Company.

(b) Tax fees include costs for the preparation of Remote Dynamics’ corporate income tax return.

(c) Other fees include billings for services provided for the audit of financial statements filed in the United Kingdom by the Company’s 100% owned subsidiary, Minorplanet Systems USA Limited, which was merged into Remote Dynamics and ceased to exist as a separate entity as of the July 2, 2004 effective date of the Remote Dynamics’ Third Amended Joint Plan of Reorganization.

          In accordance with the Audit Committee Charter of the Remote Dynamics, all audit and non-audit services to be provided by Remote Dynamics’ principal accountant relating to the audit of Remote Dynamics’ financial statements must be pre-approved by Remote Dynamics’ audit committee. The Charter further provides that if the services to be rendered by Remote Dynamics’ principal accountant are services other than audit, review or attest services, the pre-approval requirement is waived if: (a) the aggregate amount of all such services provided by the principal accountant constitutes no more than five percent of the total amount of revenues paid by Remote Dynamics to its principal accountant during the fiscal year in which the services are provided; (b) such services were not recognized by Remote Dynamics at the time of the engagement to be non-audit services; and (c) such services are promptly brought to the attention of the audit committee and approved prior to the completion of the audit by the audit committee or by one or more members of the audit committee who are members of the board of directors to whom authority to grant such approvals has been delegated by the audit committee. All the services provided by Remote Dynamics’ principal accountant during the fiscal year ended August 31, 2004 were pre-approved by the audit committee.

AUDIT COMMITTEE

Greg Pritchard
Gerry C. Quinn
Thomas Honeycutt

PERFORMANCE GRAPH

          The following graph compares total stockholder returns of Remote Dynamics since December 31, 1999 to two indices:

•	the NASDAQ CRSP Total Return Index for the NASDAQ Stock Market, Composite; and

•	the NASDAQ CRSP Total Return Index for Telecommunications Stocks.

Comparison of Cumulative Total Return on Investment Since December 31, 1999

          The total return for Remote Dynamics’ stock and for each index assumes $100 invested on December 31, 1999 in Remote Dynamics common stock, the NASDAQ Composite Index and the NASDAQ Telecommunications Index, including the reinvestment of dividends, although cash dividends have never been declared on Remote Dynamics stock. Remote Dynamics common stock is traded on the NASDAQ SmallCap Market and is a component of both the NASDAQ-US Index and the NASDAQ Telecommunications Index.

          The closing price of the common stock on the last trading day of the fiscal year ended August 31, 2004 was $1.05 per share. Historical stock price performance is not necessarily indicative of future price performance.

Vote Required and Recommendation

          The affirmative vote of a majority of the outstanding shares present is required to elect each of the six nominees for director. Broker non-votes and abstentions will not be counted as votes for the election of any of the directors. The approval of proposal 1 is not conditioned upon the approval of any other proposal.

          The board of directors recommends that you vote “FOR” the elections of Gerry C. Quinn, Dennis R. Casey, Stephen CuUnjieng, Matthew Petzold, Thomas Honeycutt and Greg Pritchard to serve as directors. All proxies solicited by the board of directors will be voted “FOR” the election of all three directors unless stockholders specify in their proxies contrary choices.

PROPOSAL 2:

BDO Seidman LLP as Independent Registered Public Accounting Firm

          Our board of directors has selected BDO Siedman LLP as Remote Dynamics’ independent registered public accounting firm for the fiscal year ending August 31, 2005. BDO Seidman has audited Remote Dynamics financial statements since March 15, 2004 and audited our financial statements for the fiscal year ended August 31, 2004. Representatives of BDO Seidman will attend the annual meeting to answer appropriate questions and may make a statement if they so desire.

          The selection of BDO Seidman as our independent registered public accounting firm does not need to be ratified by the stockholders. If the choice of BDO Seidman is not ratified, our board of directors and the audit committee will reconsider the retention of BDO Seidman. If the selection of BDO Seidman is ratified by the stockholders, the board of directors and the audit committee may direct the appointment of a different independent registered public accounting firm at any time during the fiscal year ending August 31, 2005.

          On March 15, 2004, our audit committee terminated our then current independent registered public accounting firm, Deloitte Touche LLP, and approved the engagement of BDO Seidman LLP, to serve as the our independent registered public accounting firms to audit the our financial statements for the fiscal year 2004, subject to the final approval of the Bankruptcy Court. On May 10, 2004, the Bankruptcy Court entered an order authorizing us to employ and retain BDO.

          During our two most recent fiscal years and through March 19, 2004, we did not consult BDO Seidman with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our consolidated financial statements, or any Remote Dynamics on March 19, 2004 that contains additional information.

          During Remote Dynamics’ two most recent fiscal years and through March 19, 2004, there were no disagreements with Deloitte & Touche LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Deloitte’s satisfaction, would have caused them to make reference to the subject matter in connection with their report on Remote Dynamics’ consolidated financial statements for such years, and there were no reportable events, as listed in Item 304(a)(1)(v) of Regulation S-K.

          Change in Fiscal Year End. Our board of directors adopted a resolution changing our fiscal year end from August 31 to December 31, to be effective after our fiscal year ending August 31, 2005. We will file a transition report on Form 10-K for the period beginning September 1, 2005 and ending December 31, 2005 within the required 90-day period following December 31, 2005. In accordance with SEC rules, we expect to file a quarterly report on Form 10-Q for the fiscal quarter ending November 30, 2005 and an annual report on Form 10-K for the fiscal year ending August 31, 2005.

          Vote Required and Recommendation

          The affirmative vote of a majority of the shares present is needed to ratify the selection of BDO Seidman as our independent registered public accounting firm for fiscal year ending August 31, 2005. Broker non-votes and abstentions will not be counted as votes for this proposal. The board of directors recommends that you vote “FOR” the ratification of BDO Seidman as our independent registered public accounting firm for the fiscal year ending August 31, 2005. All proxies solicited by the board of directors will be voted “FOR” the ratification of BDO Seidman LLP unless stockholders specify in their proxies a contrary vote. The approval of Proposal 2 is not conditioned upon the approval of any other proposal.

PROPOSAL 3:

Approval of Remote Dynamics, Inc. 2005 Amended & Restated Equity Incentive Plan

          Prior to our reorganization in July 2004, Remote Dynamics had a stock option plan in place to attract and retain outstanding individuals and enable them to obtain a proprietary interest in our company and thus to share in our future success. As part of the bankruptcy proceedings, all stock option grants under this stock option plan were extinguished and the plan was cancelled. As part of the confirmation of our plan of reorganization, the 2004 Restated Management Incentive Plan was approved and grants were made to certain senior executives under the 2004 Restated Management Incentive Plan. The vesting of the restricted stock grants was based upon a strategic business plan developed during the bankruptcy proceedings and was dependent upon Remote Dynamics obtaining a new equipment and services agreement with the member companies of SBC Communications, Inc. In the fall of 2004, Remote Dynamics learned that SBC had awarded the new equipment and services contract to another vendor. Based upon Remote Dynamics’ failure to obtain a new equipment and services agreement with SBC, Remote Dynamics substantially revised its strategic business plans to the extent that the vesting targets under the restricted stock plan were no longer feasible. Additionally, the number of shares remaining for grant under the restricted stock plan were insufficient to make meaningful grants to our other key employees.

          Thus, on July 11, 2005, our board of directors adopted our 2005 Amended & Restated Equity Incentive Plan, and directed that the plan be submitted to stockholders for their approval. Below is a summary of the material provisions of the new plan. A complete copy of the new plan is included as Appendix A to this proxy statement. Effective upon approval of the 2005 Amended & Restated Equity Incentive Plan by our stockholders, the existing 2004 Restated Management Incentive Plan will be cancelled and all grants under such restricted stock plan will be forfeited.

          We believe that the 2005 Amended & Restated Equity Incentive Plan is necessary to ensure that: (a) we can continue to retain and attract qualified personnel; (b) that the interests of our directors, officers and employees remain aligned with those of our shareholders.

          Administration. The compensation committee of the board of directors administers the plan. The compensation committee consists of two or more directors, each of whom is a “non-employee director” within the meaning of Rule 16b-3 of the Securities Exchange Act of 1934 and an “outside director” within the meaning of Section 162(m) of the Internal Revenue Code. Subject to the provisions of the plan, the compensation committee determines the persons to whom grants are made and other terms and conditions of the grant. All determinations of the compensation committee are final and conclusive on all persons having an interest in the plan or in any award made under the plan.

          Eligible Persons. Directors, directors of our affiliates, key employees and consultants may be selected by the compensation committee to receive an award under the plan. As of July 25, 2005, approximately 103 employees and 6 directors were eligible to receive an award under the plan.

          Shares Subject to Grants. Under the plan, Remote Dynamics may grant awards of stock options and restricted stock not to exceed 3,024,613 shares of common stock in the aggregate. This number will be adjusted for share splits, share dividends and other similar changes in our capitalization. Shares issued under the plan may consist of authorized and unissued shares, shares purchased in the open market or privately or treasury shares. If any award expires, terminates unexercised or is canceled or forfeited, the shares subject to the unexercised, terminated, canceled or forfeited portion of such award will again be available for grant under the plan. In addition, with respect to any option or rights granted to any participant who is a “covered person” under Section 162(m) of the Internal Revenue Code, the number of shares subject to such option and/or rights will continue to count against the maximum number of shares that may be the subject of options and for rights granted to such participant.

          Awards. The plan provides for the grant of incentive stock options that qualify under Section 422 of the Internal Revenue Code and non-qualified stock options and restricted stock, performance awards, dividends and dividend equivalents and other share awards, as set forth in the plan.

Terms and Conditions of Option Grants

          Option Grants. Options to purchase our common shares may be granted under the plan. The compensation committee may, in its discretion, designate whether an option is to be an incentive stock option or not to be treated as an incentive stock option for purposes of the plan and the Internal Revenue Code. The per share exercise price of any option may not be less than the fair market value of a common share on the date of grant. In addition, the per share exercise price of any incentive stock option granted to a person who at the time of the grant owned shares possessing more than 10% of our combined voting power must be at least 110% of the fair market value of a common share on the date of grant, and such option will expire on the fifth anniversary of the date of grant.

          Option Exercise. Generally, options may be exercised by the payment of the exercise price in cash or check or, subject to the approval of the compensation committee, through the tender of shares owned by the holder for at least six months having a fair market value not less than the exercise price.

          Options will be exercisable at such time or times as determined by the compensation committee. The maximum term of options granted under the plan is ten years (or five years to the extent described above). Subject to adjustment, the aggregate number of shares as to which awards may be granted to a participant during a calendar year under the plan will not exceed 1,000,000 shares.

          Termination of Employment. Upon termination of employment of a participant employee, other than for permanent disability or death, the participant employee forfeits all unvested options but may exercise all options vested at the time of termination of employment within ninety days following such termination. Upon termination of employment due to permanent disability or death, all unvested options become vested and exercisable by a participant’s estate, representative or beneficiary during the one year period following the date of the participant’s permanent disability or death. If a participant employee is terminated for cause all of such participant’s vested and unvested options will terminate immediately upon the effective date of the termination. Cause as defined in the 2005 Amended & Restated Equity Incentive Plan means conduct involving one or more of the following as determined by our board of directors in its reasonable discretion:

•	The continuing failure of the grantee, after notice thereof, to render services to Remote Dynamics in accordance with the terms or requirements of his or her employment or service relationship with Remote Dynamics;

•	Gross negligence, willful misconduct, or breach of fiduciary duty to Remote Dynamics;

•	The commission of an act of embezzlement or fraud;

•	Deliberate disregard of the rules or policies of Remote Dynamics which results in a material direct or indirect loss, damage or injury to Remote Dynamics;

•	The unauthorized disclosure of any trade secret or confidential information of Remote Dynamics;

•	The commission of an act that constitutes unfair competition with Remote Dynamics or which induces any customer or supplier to break a contract with Remote Dynamics; or

•	The breach by the grantee of any non-competition agreement with Remote Dynamics has the meaning ascribed to it in the applicable award agreement.

Terms and Conditions of Restricted Stock Awards

          The compensation committee may award shares of restricted stock under the plan. Our policy is that all awards of shares of restricted stock made to officers are based on the officer’s actual current and past performance rather than projected future performance. In this way, we assure that restricted stock are earned for performance, not merely the passage of time, and expect that this will be a valuable tool for retaining key employees. All shares of restricted stock are subject to such restrictions, terms and conditions as the compensation committee may establish, and a participant may not encumber or dispose of any shares of restricted stock until the terms and conditions set by the compensation committee have been satisfied.

          Acceleration and Change in Control. The plan provides that all unvested options will vest and become exercisable upon a change of control, as defined in the plan. Similarly, any restrictions applicable to shares of restricted stock will lapse on a change of control, as defined in the Plan. The term change in control is defined in the 2005 Amended & Restated Equity Incentive Plan as the occurrence of :

•	a merger or consolidation of Remote Dynamics with or into another corporation in which Remote Dynamics shall not be the surviving corporation (Remote Dynamics shall not be deemed the surviving corporation in any such transaction if, as the result thereof, the existing stockholders of Remote Dynamics hold less than 51% of the outstanding stock of the combined entity);

•	a dissolution of Remote Dynamics;

•	a transfer of all or substantially all of the assets or shares of stock of Remote Dynamics in one transaction or a series of related transactions to one or more other persons or entities; or

•	any person or entity becomes the beneficial owner (as defined under Securities and Exchange Commission Rule 13d-3 or any successor rule or regulation promulgated under the Securities Act of 1934), through one or more transactions (some of which transactions may have occurred prior to the amendment and restatement of the plan), of over 50% of the combined voting power of the securities of Remote Dynamics (on an as converted basis) entitled to vote generally in the election of directors of Remote Dynamics.

Other Key Provisions

          The board of directors may amend, alter or suspend, discontinue or terminate the plan, but stockholder approval is required to alter specified provisions of the plan. In general, options are not transferable other than to family trusts.

Certain Federal Income Tax Consequences

          The following discussion is based on United States federal income tax laws and regulations in effect on the date of this proxy statement. It is for general information only and does not purport to be a complete description of the federal income tax aspects of the plan. No information is provided in this proxy statement with respect to estate, inheritance or foreign, state or local tax laws, although there may be tax consequences upon the receipt or exercise of an award or the disposition of any of the acquired shares under those laws. The exact federal income tax treatment of awards will depend on the specific nature of any such award and the individual recipient’s particular circumstances. An award may, depending on the conditions applicable to the award, be taxable as an option or as an award of shares of restricted stock.

          Incentive Stock Options. Neither the grant nor the exercise of an incentive stock option is generally taxable to the person receiving the option. However, the amount by which the fair market value of the shares at the time of exercise exceeds the exercise price will result in an adjustment for alternative minimum tax purposes. If the participant holds the shares purchased upon exercise of an incentive stock option for at least one year after the purchase of the shares and until at least two years after the option was granted and remains an employee from the date the option was granted to the date three months before the option is exercised, his or her sale of the shares will produce long-term capital gain or loss, and we will not be entitled to any tax deduction. However, if the participant sells or otherwise transfers the shares before these holding periods have elapsed, he or she will generally be taxed at ordinary income rates on the amount of the excess of the fair market value of the stock when the option was exercised over the option exercise price, and we will be entitled to a tax deduction in the same amount. Any remaining gain or loss on the subsequent sale of the shares will be short-term or long-term capital gain or loss, as the case may be. If, however, an incentive stock option is exercised before it vests for shares that are subject to a “substantial risk of forfeiture” within the meaning of Section 83 of the Internal Revenue Code, the participant may file an election under Section 83(b) of the Internal Revenue Code, within 30 days of the purchase of the shares, to be taxed currently on any difference between the purchase price of the shares and their fair market value for alternative minimum tax purposes. This will result in recognition of income to the participant on the date of exercise, for alternative minimum tax purposes. Absent such an election, alternative minimum taxable income will be measured and recognized when the substantial risk of forfeiture lapses. Our current practice is to award incentive stock options to employees up to the limit permitted by the Internal Revenue Code for an incentive stock option. If an employee exercises an incentive stock option more than three months after retirement, such option will be converted into a non-qualified option.

          Non-Qualified Options. Although the grant of options other than incentive stock options, or non-qualified options, under the plan also is not generally taxable to the participant, upon exercise the participant will be taxed at ordinary income rates on the excess of the fair market value of the shares received over the option exercise price, and we will be entitled to a tax deduction in the same amount. However, if a non-qualified option is exercised before it vests for shares that are subject to a “substantial risk of forfeiture,” the participant may file a Section 83(b) election, within 30 days of the purchase of the shares, to be taxed currently on any difference between the purchase price of the shares and their fair market value. This will result in recognition of ordinary income to the participant on the date of exercise. Absent such an election, taxable income will be measured and recognized when the substantial risk of forfeiture lapses. The amount included in an individual’s income as a result of the exercise of a non-qualified option will increase his or her basis in the shares acquired, and any remaining gain or loss on the subsequent sale of the shares will be treated as long-term or short-term capital gain or loss, as the case may be.

          Participants are strongly encouraged to seek the advice of a tax consultant in connection with the purchase of the shares and the advisability of filing an election under Section 83(b).

          Restricted stock. The grant of shares of restricted stock is not a taxable event. When restrictions imposed upon the shares of restricted stock expire, the holder will recognize ordinary income in an amount equal to the excess, if any, of the fair market value of the shares of restricted stock on the date of such expiration over the purchase price, if any, for the shares. The holder may, however, elect within 30 days after the date of acquisition to recognize ordinary income on the date of purchase in an amount equal to the excess of the fair market value of the shares of restricted stock on the date of grant, determined without regard to the restrictions imposed on such shares, over the purchase price, if any, for the shares. If and when the holder recognizes ordinary income attributable to the shares of restricted stock, we will be entitled to a deduction in the same amount.

          Excess Parachute Payments. Where the terms of the agreements pursuant to which specific awards made under the plan provide for accelerated vesting or payment of an award in connection with a change in our ownership or control, certain amounts with respect to such awards may constitute “excess parachute payments” under the golden parachute provisions of the Internal Revenue Code. Pursuant to such provisions, a participant will be subject to a 20% excise tax on any excess parachute payment and we will be denied any deduction with respect to such excess parachute payment.

          Alternative Minimum Tax. The amount by which the fair market value of the shares received upon exercise of an incentive stock option exceeds the exercise price of the shares is included in the calculation of “alternative minimum taxable income” of the participant. For minimum tax purposes, the basis of shares acquired through the exercise of an incentive stock option equals the fair market value taken into account in determining the amount of the alternative minimum taxable income. A portion of a taxpayer’s minimum tax attributable to certain items (including the spread on the exercise of an incentive stock option) may be credited against the taxpayer’s regular tax liability in later years to the extent that the regular tax liability exceeds the alternative minimum tax.

          Section 162(m) Compensation Deduction Limitation. Options and performance-based shares of restricted stock granted under the plan are intended to be “performance-based compensation” and therefore not subject to the deduction limitation of Section 162(m) of the Internal Revenue Code.

Accounting

          We have elected to be governed by Accounting Principles Board Opinion No. 25 and Financial Accounting Standards Board Interpretation No. 44, so that there is no compensation expense in connection with the grant or exercise of options granted to employees under the plan. Financial Accounting Standards Board Statement 123R requires companies to show in a footnote to their annual financial statements the pro forma effect that option grants to employees would have had on earnings if the “value” of the options granted that year were treated as compensation expense, including reload option grants. Options granted to consultants would, however, involve an earnings charge for the value of the option on the vesting date(s). Restricted stock grants under the plan would involve an earnings charge for the value of the shares, as would rights, as discussed above.

Recent Stock Price

          On July 18, 2005, the closing price of a common share on the NASDAQ was $1.34.

Required Vote

          The proposal will be approved if it receives the affirmative vote of a majority of shares represented in person or by proxy at the meeting. The approval of this proposal is not conditioned on the approval of any other proposal. All proxies will be voted FOR proposal 3 unless a contrary choice is made by the stockholder or their proxy.

          The board recommends that you vote FOR the adoption of the Remote Dynamics’ 2005 Amended & Restated Equity Incentive Plan. All proxies solicited by the board of directors will be voted FOR the adoption of the Remote Dynamics’ 2005 Amended & Restated Equity Incentive Plan unless stockholders specify in their proxies contrary choices.

PROPOSAL 4:

Approval of Exchange of Secured Promissory Note into Two Stock Warrants and the Issuance of 650 Shares of Series B Preferred Stock and Related Warrants to a Private Investor

Background

          On May 31, 2005, Remote Dynamics entered into a Securities Purchase Agreement, with SDS Capital Group SPC, Ltd., the then current holder of all of the outstanding shares of our series A convertible preferred stock, for the proposed the sale of $6.5 million of convertible preferred stock and common stock purchase warrants in a private placement transaction. A copy of the Securities Purchase Agreement is attached hereto as Appendix B. The series B convertible preferred stock is proposed to be issued to SDS pursuant to the exemption from the registration requirements of the Securities Act of 1933, as amended provided by Regulation D promulgated thereunder.

          As per the terms of the proposed sale, SDS would surrender to Remote Dynamics all of the outstanding series A convertible preferred stock held by SDS and pay to Remote Dynamics the sum of $750,000 in cash in exchange for the issuance of the series B convertible preferred stock. The series B convertible preferred stock is convertible to common stock at a minimum conversion price of $1.55 per share of common stock. SDS will also receive a common stock purchase warrant with a 5-year term to purchase 2,000,000 shares of common stock at an exercise price of $1.75 per share, pursuant to a proposed Stock Purchase Warrant Agreement, a copy of which is attached hereto as Appendix C, referred to herein as the Series B Warrant.

          The Securities Purchase Agreement also provides that Remote Dynamics would use the proceeds from this offering only for general corporate purposes and working capital. Remote Dynamics further agreed to (i) timely file with SEC all reports required to be filed by it under the Securities Exchange Act of 1934, (ii) reserve 10,000,000 shares of common stock for issuance upon conversion of the series B convertible preferred stock and upon exercise of the warrants issued in connection therewith, (iii) use commercially reasonable efforts to maintain the listing of the common stock on the Nasdaq SmallCap Market, and (iv) not redeem, repurchase or declare or pay and cash dividend on any shares of capital stock. Remote Dynamics further granted the investor the right to participate in the future issuance of equity or equity-linked securities of Remote Dynamics for a period of 12 months after the closing of the series B convertible preferred stock issuance. Remote Dynamics also agreed to indemnify SDS from damages it incurs (A) as a result of any breach of the representations, warranties and covenants contained in the Securities Purchase Agreement or in the related transaction documents by Remote Dynamics or (B) as a result of a cause of action brought by a third-party resulting from (1) the execution of the transaction documents, (2) any transaction financed by the use of proceeds or (3) the status of the investor as a holder of the Remote Dynamics’ securities.

          In connection with the sale of the series B Convertible Preferred Stock, Remote Dynamics issued a bridge note transaction with SDS Capital Group SPC, Ltd. in which we issued a promissory note in the amount of $1.75 million to SDS pursuant to that certain Secured Promissory Note dated May 31, 2005 by and between the Remote Dynamics and SDS dated May 31, 2005, which is attached hereto as Appendix E. The Note bears interest at 8% per annum and is due and payable on September 30, 2005. The Note is secured by a first lien on all of the assets of Remote Dynamics pursuant to a Security Agreement by and between Remote Dynamics and SDS dated May 31, 2005 which is attached hereto as Appendix F. The Note automatically exchanges into a common stock purchase warrants with a 5-year term to purchase 1,666,667 shares of common stock at an exercise price of $0.01 per share and a common stock purchase warrant with a 5-year term to purchase 700,000 shares of Common Stock at an exercise price of $1.75 per share upon our obtaining the approval for such exchange from a majority of its stockholders pursuant to the Stock Purchase Warrants Agreements, attached hereto as Appendix G and Appendix H, respectively, each referred to herein as an Exchange Warrants Remote Dynamics intends to use the net proceeds to fund its business plan. Remote Dynamics is seeking the approval of a majority of its common stockholders to exchange the Note into the warrants.

The Proposal

          You are being asked to approve the issuance of two common stock warrants in exchange for the payment in full of a $1.75 million promissory note we issued on May 31, 2005, as well as the issuance and sale of 650 shares of a newly-created series of our preferred stock to a private investor to be called series B convertible preferred stock pursuant to that certain Securities Purchase Agreement, dated May 31, 2005. SDS is currently the holder of all of our outstanding shares of series A convertible preferred stock. The Securities Purchase Agreement proposes to issue up to 650 shares of series B preferred stock (each with a face value of $10,000 per share) in exchange for $750,000 in cash and the surrender by SDS of all 5,000 outstanding shares of series A preferred stock so that we can redeem and retire the series A preferred stock.

          The terms of the series B convertible preferred stock proposed to be issued by us are substantially identical to the terms of the series A preferred stock, except as follows:

•	Conversion Price would Decrease. The conversion price of the series B preferred stock will be substantially lower, $1.55 per share, as opposed to the current conversion price of series A convertible preferred stock of $2.00 per share, which will result in greater dilution to our common stockholders.

•	Share Amount would Increase. We are proposing to issue 650 shares of series B convertible stock at a face value of $10,000 per share as opposed to the presently outstanding 5,000 shares of series A convertible preferred stock with a face value if $1,000 per share.

•	Dividend Period would Lengthen. The dividend on the series B convertible preferred stock would last until August 31, 2008 (as opposed to the two years of dividend for the series A convertible preferred), but the dividend would decrease to 3% per year from 8% on September 1, 2006.

•	Ownership Limit of Holder would Decrease. The holder of the series B convertible preferred stock would be permitted to convert such warrants and exercise warrants o that it beneficially owns up to 9.99% of our outstanding common stock as opposed to the 4.99% limitation currently imposed by the series A certificate of designations.

•	Right to Participate in Future Offerings. The holder would be granted the right to participate in any future offerings of securities by exchanging all of its series B preferred stock.

          We are seeking the approval of Proposal 4 because stockholder approval of the issuance of the Exchange Warrants and the series B convertible preferred stock and related warrants pursuant to the Securities Purchase Agreement is required by Nasdaq Marketplace Rule 4350(i)(1)(D). Nasdaq Marketplace Rule 4350(i)(1)(D) requires stockholder approval because the proposed issuance of the exchange warrants and the sale of the series B preferred convertible stock constitute below market issuances. The exchange warrants have an exercise price that is below the current market price. Nasdaq concluded that the total aggregate consideration received by Remote Dynamics from the sale of the series B convertible preferred stock and related warrants when divided by the total number of shares of common stock potentially issuable upon exercise or conversion of such securities resulted in a price per share which was below the price per share of our common stock on May 31, 2005; the date on which the definitive agreements were executed.

Material Terms of the Series B Preferred Stock

          Dividends. The terms of the Series B Convertible Preferred Stock are set forth in the proposed draft of the Certificate of Designation, Preferences and Rights, a copy of which is attached hereto as Appendix D. The series B convertible preferred stock bears a dividend at a rate of 8% per year until September 1, 2006, and 3% per annum thereafter through August 31, 2008, after which date no dividend accrues.

          Redemption. The holders of shares of series B convertible preferred stock have the right to cause Remote Dynamics to redeem any or all of its shares at a price equal to 115% of face value, plus accrued but unpaid dividends in the following events:

•	the common stock is suspended from trading or is not listed for trading on at least one of, the New York Stock Exchange, the American Stock Exchange, the Nasdaq National Market or the Nasdaq SmallCap Market for an aggregate of 10 or more trading days in any twelve-month period;

•	the initial registration statement required to be filed by Remote Dynamics pursuant to the Registration Rights Agreement has not been declared effective by the one hundred twentieth (120th) day following the closing or such registration statement, after being declared effective, cannot be utilized by the holders of series B convertible preferred stock for the resale of all of their registrable securities for an aggregate of more than 15 days in the aggregate;

•	Remote Dynamics fails to remove any restrictive legend on any certificate or any shares of common stock issued to the holders of series B convertible preferred stock upon conversion of the series B convertible preferred stock as and when required and such failure continues uncured for five business days; Remote Dynamics provides written notice (or otherwise indicates) to any holder of series B convertible preferred stock, or states by way of public announcement distributed via a press release, at any time, of its intention not to issue, or otherwise refuses to issue, shares of common stock to any holder of series B convertible preferred stock upon conversion in accordance with the terms of the Certificate of Designation;

•	Remote Dynamics or any subsidiary of Remote Dynamics shall make an assignment for the benefit of creditors, or apply for or consent to the appointment of a receiver or trustee for it or for a substantial part of its property or business;

•	bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings for the relief of debtors shall be instituted by or against Remote Dynamics or any subsidiary which shall not be dismissed within 60 days of their initiation;

•	Remote Dynamics shall:

o	sell, convey or dispose of all or substantially all of its assets;

o	merge or consolidate with or into, or engage in any other business combination with, any other person or entity, in any case which results in either (i) the holders of the voting securities of Remote Dynamics immediately prior to such transaction holding or having the right to direct the voting of fifty percent (50%) or less of the total outstanding voting securities of Remote Dynamics or such other surviving or acquiring person or entity immediately following such transaction or (ii) the members of the board of directors or other governing body of Remote Dynamics comprising fifty percent (50%) of less of the members of the board of directors or other governing body of Remote Dynamics or such other surviving or acquiring person or entity immediately following such transaction;

o	either (i) fail to pay, when due, or within any applicable grace period, any payment with respect to any indebtedness of Remote Dynamics in excess of $250,000 due to any third party, other than payments contested by Remote Dynamics in good faith, or (ii) suffer to exist any other default under any agreement binding Remote Dynamics which default or event of default would or is likely to have a material adverse effect on the business, operations, properties, prospects or financial condition of Remote Dynamics;

o	have fifty percent (50%) or more of the voting power of its capital stock owned beneficially by one person, entity or “group”;

o	experience any other change of control not otherwise addressed above; or

o	Remote Dynamics otherwise shall breach any material term hereunder or under the transaction documents, and if such breach is curable, shall fail to cure such breach within ten business days after Remote Dynamics has been notified thereof in writing by the holder;

          Prohibited Actions. So long as any shares of series B convertible preferred stock are outstanding, Remote Dynamics shall not take any of the following corporate actions (whether by merger, consolidation or otherwise) without first obtaining the approval of the majority holders of series B convertible preferred stock:

o	alter or change the rights, preferences or privileges of the series B Convertible Preferred Stock, or increase the authorized number of shares of series B convertible preferred stock;

o	amend its certificate of incorporation or bylaws;

o	issue any shares of series B convertible preferred stock other than pursuant to the Securities Purchase Agreement;

o	redeem, repurchase or otherwise acquire, or declare or pay any cash dividend or distribution on, any junior securities;

o	increase the par value of the common stock;

o	sell all or substantially all of its assets or stock, or consolidate or merge with another entity;

o	enter into or permit to occur any change of control transaction;

o	sell, transfer or encumber technology, other than licenses granted in the ordinary course of business;

o	liquidate, dissolve, recapitalize or reorganize;

o	authorize, reserve, or issue common stock with respect to any plan or agreement that provides for the issuance of equity securities to employees, officers, directors or consultants of Remote Dynamics in excess of 250,000 shares of common stock;

o	change its principal business;

o	issue shares of common stock, other than as contemplated herein or by the warrants;

o	increase the number of members of the board of directors to more than 7 members, or, if no Series B director has been elected, increase the number of members of the board of directors to more than 6 members;

o	alter or change the rights, preferences or privileges of any capital stock of Remote Dynamics so as to affect adversely the series B convertible preferred stock;

o	create or issue any senior securities or pari passu securities;

o	except for the issuance of debt securities on an unsecured basis, or incurrence of unsecured indebtedness from, a recognized financial institution in an aggregate amount not exceeding $5,000,000 and which, in the case of debt securities, are not convertible securities or purchase rights, issue any debt securities or incur any indebtedness that would have any preferences over the series B convertible preferred stock upon liquidation of Remote Dynamics, or redeem, repurchase, prepay or otherwise acquire any outstanding debt securities or indebtedness of Remote Dynamics, except as expressly required by the terms of such securities or indebtedness;

o	make any dilutive issuance;

o	enter into any agreement, commitment, understanding or other arrangement to take any of the foregoing actions; or

o	cause or authorize any subsidiary of Remote Dynamics to engage in any of the foregoing actions.

          If, at any time after the first anniversary of the closing and before the fourth anniversary of the closing, during a period of at least twenty (20) consecutive trading days (a) the closing trading price of the common stock is at least 200% of the conversion price then in effect and (b) the trading volume and trading price of the common stock results in a value of at least $350,000 of common stock traded on each trading day, then Remote Dynamics shall have the right to redeem all shares of series B preferred stock then outstanding at price per share of series B convertible preferred stock equal to the product of two multiplied by the sum of the face amount plus all accrued and unpaid dividends thereon through the closing date of such redemption.

          In no event would the holder of shares of series B convertible preferred stock (or warrants discussed below) have the right to convert shares of series B convertible preferred stock into shares of common stock or to dispose of any shares of series B convertible preferred stock to the extent that such right to effect such conversion or disposition would result in the holder and its affiliates together beneficially owning or having the power to vote more than 9.99% of the outstanding shares of common stock of Remote Dynamics.

          Registration Rights Agreement

          In connection with the issuance of series B convertible preferred stock and the Series B Warrant, Remote Dynamics entered into a Registration Rights Agreement with SDS whereby Remote Dynamics granted certain rights to SDS. Within 30 days of the closing, Remote Dynamics is be obligated to file a registration statement on Form S-3 covering 10,000,000 shares of common stock that SDS may acquire upon conversion of the series B convertible preferred stock or exercise of the warrants. Remote Dynamics would face a liquidated damages claim by the SDS if: (i) the initial registration statement was not declared effective by the SEC on or prior to the 120th day after the closing, (ii) after the effectiveness of the registration statement, sales of common stock cannot be made by SDS due to a stop order by the SEC or Remote Dynamics’ need to update the registration statement, or (iii) the common stock is not listed on Nasdaq, the New York Stock Exchange or the American Stock Market. The liquidated damages for the first 30 days would equal 3% of the purchase price of the series B convertible preferred stock and equal 1.5% for each 30 days thereafter of non-compliance. In addition to the liquidated damaged provision discussed above, SDS would require the redemption of its series B convertible preferred stock in certain default events.

          SDS also has the right to piggy-back on to the registration statements filed by Remote Dynamics registering common stock (other than Form S-8 and Form S-4 registration statements filed by Remote Dynamics), subject to cut-back by the underwriters (if an underwritten public offering) but at least 25% of the shares requested for inclusion in the registration statement shall be included in such underwritten public offering.

Limit on Conversion of Series B Convertible Preferred Stock and Exercise of Warrants

          The terms of the series B convertible preferred stock and related warrants, SDS was granted as-converted voting rights limited to 9.99% of the outstanding common stock of Remote Dynamics. Additionally, the holder of the series B convertible preferred stock is prohibited from converting the series B convertible preferred stock to common stock or exercising the warrants (including the warrants described below) to the extent that such conversions or exercises would result in the holder beneficially owning more than 9.99% of Remote Dynamics’ common stock. The holder has the right to designate one voting director to the Remote Dynamics’ board of directors and one non-voting observation director.

Description of the Exchange Warrants

          With respect to the first Exchange Warrant, SDS would have the right to purchase up to 1,666,666 shares of our common stock at a fixed exercise price equal to $0.01 per share. This warrant would be exercisable for a period of 5 years from the date of issuance.

          With respect to the second Exchange Warrant, SDS would have the right to purchase up to 700,000 shares of our common stock at a fixed exercise price equal to $1.75 per share. This warrant would be exercisable for a period of 5 years from the date of issuance. Both Exchange Warrants contain a provision that prevents any holder from exercising any part of the warrant if such exercise would result in such holder beneficially owning or having the right to vote more than 9.99% of our outstanding shares of common stock.

          Dilutive Issuance Anti-Dilution Provisions. Each warrant contains standard anti-dilution provisions that require a proportional adjustment to the exercise price for the warrant in the event that the number of outstanding shares of our common stock is increased by a stock split, stock dividend, combination, reclassification or similar event. In the event there is a pro rata distribution of assets or stock to our common stockholders, then the holder of the warrant shall be entitled to receive a pro rata share of such assets or stock as if the warrant had been exercised in full.

          Dilutive Issuance Protections; Formula for Adjustment Upon Dilutive Issuance. Each Exchange Warrant also contains certain anti-dilution price protections in the event of a dilutive stock issuance (in addition to anti-dilution protections for stock splits and other similar pro rata events). Each Exchange Warrant provides for adjustment to its exercise price if we issue or sell any shares of common stock for consideration per share less than the Exchange Warrant’s exercise price in effect on the date of such issuance or sale. Such transaction is referred to in this proxy statement as a dilutive issuance. In the event of a dilutive issuance, the warrants’ new adjusted exercise price is calculated by:

(a)	dividing the aggregate consideration received by Remote Dynamics upon the dilutive issuance by the warrants’ exercise price on the date of the dilutive issuance;

(b)	adding the number of shares of common stock outstanding immediately prior to the dilutive issuance to the result of clause (a);

(c)	dividing the result of clause (b) by the total number of shares of common stock outstanding (after giving effect to the dilutive issuance) plus the maximum number of shares of common stock issuable upon the exercise, conversion or exchange of securities convertible into common stock and the maximum number of shares of common stock issuable upon the exercise of the options, warrants or other rights to purchase or subscribe for shares of common stock or convertible securities; and

(d)	multiplying the result of clause (c) by the warrants’ exercise price on the date of the dilutive issuance.

          Effect on Exercise Price

          The calculation of each warrant’s adjusted exercise price is subject to the following:

          Issuance of purchase rights. If Remote Dynamics issues or sells any right to purchase shares of its common stock and the price per share is less than the warrants’ exercise price in effect on the date of issuance or sale of such purchase rights, the Exchange Warrants provide that the maximum total number of shares of common stock issuable upon the exercise of all such purchase rights shall be deemed to be outstanding and to have been issued and sold by Remote Dynamics for such price per share. The Exchange Warrants’ exercise price will not be further adjusted upon the actual issuance of such common stock.

          Issuance of Convertible Securities. If Remote Dynamics issues or sells any convertible securities and the price per share is less than the Exchange Warrants’ exercise price in effect on the date of issuance or sale of such convertible securities, the Exchange Warrants provide that the maximum total number of shares of common stock issuable upon the conversion, exercise or exchange of all such convertible securities shall be deemed to be outstanding and to have been issued and sold by Remote Dynamics for such price per share. The Exchange Warrants’ exercise price will not be further adjusted upon the actual issuance of such common stock.

          Change in Option Price or Conversion Rate. If there is a change in (a) the amount of additional consideration payable upon the exercise of any purchase rights or the conversion, exercise or exchange of any convertible securities or (b) the rate at which any convertible securities are convertible into or exercisable or exchangeable for common stock (other than to protect against dilution), the Exchange Warrants’ exercise price in effect at the time of such change shall be readjusted to the Exchange Warrants’ exercise price which would have been in effect at such time had such purchase rights or convertible securities still outstanding provided for such changed additional consideration or changed conversion, exercise or exchange rate, as the case may be, at the time initially issued or sold.

          Calculation of Consideration Received. The consideration received for any common stock, purchase rights or convertible securities issued or sold for cash shall be the amount received by Remote Dynamics (after deduction of all underwriting discounts or allowances). The consideration received for any common stock, purchase rights or convertible securities issued or sold for any consideration other than cash shall be the fair market value of such consideration, unless the consideration is securities, in which case the consideration received will be its market price as of the date of receipt.

          The consideration received for any common stock, purchase rights or convertible securities issued in connection with any merger or consolidation in which Remote Dynamics is the surviving corporation shall be the fair market value of the net assets and business of the non-surviving corporation attributable to such common stock, purchase rights or convertible securities.

          However, if common stock, purchase rights or convertible securities are issued or sold in conjunction with each other as part of a single transaction or in a series of related transactions, the holder of the Exchange Warrants may elect to determine the amount of consideration deemed received by Remote Dynamics by deducting the fair value of any type of securities issued or sold in such transaction or series of transactions. If the holder of the Exchange Warrants makes this election, no adjustment to the exercise price shall be made for the issuance of the disregarded securities or upon any conversion, exercise or exchange thereof.

          Issuances Pursuant to Existing Securities. Shares of common stock issued pursuant to any anti-dilution or similar adjustments (other than as a result of stock splits, stock dividends and the like) contained in any convertible securities or purchase rights shall be deemed issued for no consideration if they were (a) outstanding as of the date of the warrants but not disclosed to the Exchange Warrant holder on or before the closing of the series B convertible preferred stock transaction or (b) disclosed to the warrant holder, but the number of shares that Remote Dynamics issues exceeds the amount disclosed.

          Exceptions to Adjustment of Exercise Price. Notwithstanding the foregoing, the Exchange Warrants’ exercise price shall not be adjusted upon:

(a)	the issuance under the warrants of common stock upon the exercise or conversion of any convertible securities or purchase rights outstanding the date of the warrants to be issued to SDS;

(b)	the grant of options to purchase common stock, with exercise prices not less than the market price of the common stock on the date of grant, which are issued to employees, officers, directors or consultants of Remote Dynamics in order to solicit or retain their employment or service pursuant to any equity compensation plan in effect as of the date of the warrants and the issuance of shares of common stock upon the exercise thereof including the 2005 Amended & Restated Equity Incentive Plan;

(c)	conversion of the series B convertible preferred stock or exercise of the warrants; or

(d)	the issuance of securities in connection with strategic business partnerships or joint ventures not intended to raise additional capital.

          Adjustment in Number of Shares. If the exercise price is adjusted as set forth above, the number of shares of common stock issuable upon exercise of the Exchange Warrants at such exercise price shall be adjusted by (a) multiplying the exercise price in effect immediately prior to such adjustment by the number of shares of common stock issuable upon exercise of the Exchange Warrant at such exercise price and (b) dividing that number by the adjusted exercise price.

Reasons for Approving Proposal 4

          The board of directors believed that it was in the best interest of our company and its stockholders to accept the overall terms of the note and exchange warrants and issuance of the series B preferred stock and agreed to call a stockholder meeting and solicit your proxy to approve proposal 4. The board believes that the stockholders should approve this proposal 4 due to the following principal factors: 1) the additional funds received by the issuance of the Secured Promissory Note to SDS in connection with our agreement to enter into the Securities Purchase Agreement for the series B convertible preferred stock, as well as the additional $750,000 we will receive upon closing of the series B preferred stock issuance, provided us with needed immediate financing on the best terms reasonably available at the time, 2) all outstanding shares of our series A convertible preferred stock will be retired at a redemption price significantly lower ($5.75 million versus $10 million) than that required by the series A certificate of designation, and 3) the exchange of the note into the Exchange Warrants eliminates the obligation of Remote Dynamics to repay the note which would otherwise be due and payable in full with accrued interest on September 30, 2005.

          In addition, SDS would continue to hold significant approval rights over our company by virtue of its ownership of all of our outstanding series A preferred stock even if we do not issue the new shares of series B preferred stock or Exchange Warrants. As we will likely require the approval of this holder to certain of our transactions in the future, including (without limitation) a future financing needed to sustain our business operations, we believe that it is important to continue to maintain a strong and positive relationship with the investor and we therefore recommend that the stockholders approve Proposal 4. However, as stated above, the approval of Proposal 4 would result in even greater dilution to our common stockholders due to the lower conversion price.

Potential Consequences for Failure to Approve the Exchange of the Secured Note into the Warrants

          If our stockholders fail to approve the exchange of the secured note into the common stock purchase warrants and Remote Dynamics were required to repay the secured note on September 30, 2005, Remote Dynamics may be forced to raise additional capital to repay the note through the issuance of additional debt or equity securities. However, there can be no assurance that Remote Dynamics would be able to raise sufficient funds to repay the secured note and sustain business operations and its failure to do so may have a material adverse effect on its business, results of operations and financial condition.

          If our stockholders fail to approve the exchange of the secured note into the common stock purchase warrants, and Remote Dynamics is unable to repay the secured note, SDS may exercise its rights under the Security Agreement including taking possession of the assets of Remote Dynamics, disposing of such assets in a commercially reasonable sale and retaining such amount of the proceeds from the sale of assets to repay the secured note. The failure of Remote Dynamics to repay the secured note would have a material adverse effect on its business, results of operations and financial condition and could force its bankruptcy.

          In addition, if the stockholders fail to approve Proposal 4 at the annual meeting, then we will not be able to close the transactions contemplated by the Securities Purchase Agreement, will not issue the new shares of series B preferred stock and the related warrant to purchase 2,000,000 shares of common stock, and the series A preferred stock will remain outstanding. The investor will continue to hold its approval rights under the series A preferred stock. The common stock purchase warrants issued to the investor in the previous series A convertible preferred stock transaction will remain outstanding regardless of whether proposal 4 is approved by our stockholders and the series B preferred stock is issued by us. In addition, if we were to seek additional financing in the future, we would require the approval of SDS under the terms of the series A convertible preferred stock.

Required Vote and Recommendation

          The proposal will be approved if it receives the affirmative vote of a majority of shares represented in person or by proxy at the meeting. The approval of this proposal is not conditioned on the approval of any other proposal. All proxies will be voted FOR this proposal 4 unless the stockholder specifies a contrary choice in their proxy.

           The board recommends that you vote FOR the adoption of the exchange of the Note into the two Exchange Warrants, and the issuance of the Series B Preferred Stock and Related Warrant.

STOCKHOLDER PROPOSALS

          We must receive any stockholder proposal intended for inclusion in the proxy materials for our annual meeting to be held in 2006 no later than January 31, 2006 to have such proposal included in our proxy statement for the 2006 annual meeting. You must submit your proposal in writing to our corporate secretary:

J. Raymond Bilbao
Secretary
1155 Kas Drive, Suite 100,
Richardson, Texas 75081
Telephone (972) 301-2000

ANNUAL REPORT – INCORPORATION BY REFERENCE

          Our annual report on Form 10-K, which includes our consolidated financial statements as of and for the fiscal year ended August 31, 2004 and our annual report on Form 10-K/A for the fiscal year ended August 31, 2004, have been mailed to you along with this proxy statement. Our annual report on Form 10-K, which includes our consolidated financial statements as of and for the fiscal year ended August 31, 2004 and our annual report on Form 10-K/A for the fiscal year ended August 31, 2004 are incorporated by reference into this proxy statement. Upon written request, we will provide, without charge to any stockholder from whom proxies are being solicited by Remote Dynamics, a copy of our annual report on Form 10-K, which includes our consolidated financial statements as of and for the fiscal year ended August 31, 2004 and our annual report on Form 10-K/A for the fiscal year ended August 31, 2004, including the financial statements and financial statement schedules to such report. Such request should be directed to:

Remote Dynamics, Inc.
1155 Kas Drive
Suite 100
Richardson, Texas 75081
(972) 301-2000
Attn: J. Raymond Bilbao

OTHER MATTERS

          Our board of directors knows of no other matters that will be presented for consideration at the annual meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

By Order of the Board of Directors,

J. RAYMOND BILBAO

Secretary

August 4, 2005

APPPENDIX A

AMENDED & RESTATED REMOTE DYNAMICS, INC.
2005 EQUITY INCENTIVE PLAN

I. GENERAL

     1.1. Purpose. The Remote Dynamics, Inc. 2005 Equity Incentive Plan (the “Plan”) has been established by Remote Dynamics, Inc., a Delaware corporation (the “Company”) to:

     (a) Attract and retain key executive and managerial employees of the Company;

     (b) Motivate participating employees by means of appropriate incentives, to achieve long-range goals;

     (c) Attract and retain well-qualified individuals to serve as members of the Company’s Board of Directors, and as independent contractors and consultants;

     (d) Provide incentive compensation opportunities that are competitive with those of other major corporations; and

     (e) Further identify Participants’ interests with those of the Company’s other shareholders through compensation alternatives based on the Company’s common stock;

and thereby promote the long-term financial interest of the Company and its Subsidiaries (if any), including the growth in value of the Company’s equity and enhancement of long-term shareholder return.

     1.2. Effective Date. The Plan is effective as of July 18, 2005, (which is subsequent to the filing of the Notification Form: Listing of Additional Shares with the Nasdaq Stock Market) and shall terminate on July 18, 2015, the tenth anniversary of the Plan’s effective date. Notwithstanding any provision hereof, grants made prior to the approval of this Plan at the next annual meeting of the Company’s stockholders shall be contingent on the approval of this Plan by the holders of a majority of the Company’s common stock and the holder of a majority of the shares of the Company’s Series A Convertible Preferred Stock. If such approvals of the Plan are not obtained by the Company at the Company’s next annual meeting of stockholders, all grants made hereunder shall be null and void.

     1.3. Definitions. The following definitions are applicable to the Plan.

     (a) “Award Agreement” has the meaning ascribed to it in Section 1.12

     (b) “Board” means the Board of Directors of the Company.

     (c) “Cause” shall mean conduct involving one or more of the following as determined by the Board of Directors of the Company in its reasonable discretion:

     (i) The continuing failure of the Optionee, after notice thereof, to render services to the Company in accordance with the terms or requirements of the Optionee’s employment or service relationship with the Company;

     (ii) Gross negligence, willful misconduct, or breach of fiduciary duty to the Company;

     (iii) The commission of an act of embezzlement or fraud;

     (iv) Deliberate disregard of the rules or policies of the Company which results in a material direct or indirect loss, damage or injury to the Company;

     (v) The unauthorized disclosure of any trade secret or confidential information of the Company;

     (vi) The commission of an act that constitutes unfair competition with the Company or which induces any customer or supplier to break a contract with the Company; or

     (vii) The breach by Optionee of any non-competition agreement with the Company has the meaning ascribed to it in the applicable Award Agreement.

     (d) “Change of Control” has the meaning ascribed to it in Section 1.11.

     (e) “Code” means the Internal Revenue Code of 1986, as amended.

     (f) “Committee” means the Compensation Committee of the Board.

     (g) “Disabled” means the inability of a Participant, by reason of a physical or mental impairment, to engage in any substantial gainful activity, of which the Board shall be the sole judge.

     (h) “Fair Market Value” of any Stock means (i) if the Stock is listed on a national securities exchange, the closing price of the Stock on a given date; (ii) if the Stock is traded on an exchange or market in which prices are reported on a bid and asked price, the average of the mean between the bid and asked price for the Stock on a given date; or (iii) if the Stock is not listed on a national securities exchange nor traded on the over-the-counter market, such value as the Board, in good faith, shall determine.

     (i) “Incentive Stock Option” means a stock option intended to qualify as an “incentive stock option” as that term is defined in Code Section 422.

     (j) “1934 Act” means the Securities Exchange Act of 1934, as amended, or any successor statute.

     (k) “Nonqualified Stock Option” means a stock option intended to not qualify as an Incentive Stock Option.

     (l) “Non-employee Director” means each member of the Board who is not a full-time employee of the Company.

     (m) “Option Date” means, with respect to any Stock Option, the date on which the Stock Option is awarded under the Plan.

     (n) “Participant” means (i) any regular employee of the Company or any Subsidiary who is selected by the Board or the Committee to participate in the Plan; or (ii) any consultant or independent contractor; or (iii) any Non-employee Director of the Company or any Subsidiary selected by the Board or the Committee to participate in the Plan.

     (o) “Permitted Transferees” means members of the immediate family of the Participant, trusts for the benefit of such immediate family members, and partnerships in which substantially all of the interests are held by the Participant and members of his or her immediate family. An immediate family member shall mean any descendant (children, grandchildren or more remote descendants), including step-children and relationships arising from legal adoption, and any spouse of a Participant or a Participant’s descendant.

     (q) “Related Company” means any entity during any period in which it is a Subsidiary, or during any period in which it directly or indirectly owns fifty percent (50%) or more of the total combined voting power of all classes of securities of the Company that are entitled to vote.

     (r) “Restricted Period” has the meaning ascribed to it in Section 4.3.

     (s) “Restricted Stock” has the meaning ascribed to it in Section 4.1.

     (u) “Stock” means the common stock, $.01 par value per share, of Remote Dynamics, Inc.

     (v) “Stock Option” means the right of a Participant to purchase Stock pursuant to an Incentive Stock Option or a Nonqualified Stock Option awarded pursuant to the provisions of the Plan.

     (w) “Subsidiary” means any entity during any period of which fifty percent (50%) or more of the total combined voting power of all classes of securities entitled to vote is owned, directly or indirectly, by the Company.

     1.4. Administration. The authority to manage and control the operation and administration of the Plan shall be vested in the Board. Subject to the provisions of the Plan, the Board will have authority to select employees and consultants to receive awards, to determine the time or times of receipt of awards, to determine the types of awards and the number of shares of Stock covered by the awards, to establish the terms, conditions, performance criteria, restrictions and other provisions of such awards, and to amend, modify or suspend awards. In making such award determinations, the Board may take into account the nature of services rendered by the respective employee, his or her present and potential contribution to the Company’s success and such other factors as the Board deems relevant.

     The Board is authorized to interpret the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, to determine the terms and provisions of any agreements made pursuant to the Plan, to modify such agreements, and to make all other determinations that may be necessary or advisable for the administration of the Plan. With respect to persons subject to Section 16 of the 1934 Act, transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successor rule or statute under the 1934 Act. To the extent any provision of the Plan or action by the Board or the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law.

     The Board, in its discretion, may delegate any or all of its authority, powers and discretion under this Plan to the Committee, and the Board in its discretion may revest any or all such authority, powers and discretion in itself at any time. If any or all of the authority, powers and discretion under this Plan are delegated to the Committee, the Committee shall consist of directors, two or more of whom shall be non-employee directors (as defined in Rule 16b-3 promulgated under the 1934 Act) until such time as such other requirements are imposed by applicable law. If appointed, the Committee shall function as follows: A majority of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by all members of the Committee, shall be the acts of the Committee, unless provisions to the contrary are embodied in the Company’s Bylaws or resolutions duly adopted by the Board. All actions taken and decisions and determinations made by the Board or the Committee pursuant to the Plan shall be binding and conclusive on all persons interested in the Plan. No member of the Board or the Committee shall be liable for any action or determination taken or made in good faith with respect to the Plan.

     1.5. Participation. The Board or the Committee, as applicable, shall determine and designate, from time to time, the key executives and managerial employees, employees, directors, consultants or independent contractors of the Company and/or its Subsidiaries who may receive awards under the Plan. In the discretion of the Board, an eligible employee, director, consultant or independent contractor may be awarded Options, shares of Restricted Stock or any combination thereof, and more than one award may be granted to a Participant. Except as otherwise agreed to by the Company and the Participant, any award under the Plan shall not affect any previous award to the Participant under the Plan or any other plan maintained by the Company or its Subsidiaries.

     1.6. Shares Subject to the Plan.

     (a) General. The shares of Stock with respect to which awards may be made under the Plan shall be either authorized and unissued shares or issued and outstanding shares (including, in the discretion of the Board, shares purchased in the open market). Subject to the provisions of Section 1.10, the number of shares of Stock available under the Plan for the grant of Stock Options and shares of Restricted Stock shall not exceed 3,024,613 shares in the aggregate. If, for any reason, any award under the Plan or any portion of the award, shall expire, terminate or be forfeited or cancelled, or be settled in cash pursuant to the terms of the Plan and, therefore, any such shares are no longer distributable under the award, such shares of Stock shall again be available for award under the Plan.

     (b) Annual Limit on Grants to Employees. Subject to the provisions of paragraph 1.10, the number of shares of Stock with respect to which Options under the Plan may be granted in any calendar year to any employee shall not exceed 1,000,000 shares.

     1.7. Compliance With Applicable Laws and Withholding of Taxes.

     (a) Notwithstanding any other provision of the Plan, the Company shall have no obligation to issue any shares of Stock under the Plan unless such issuance would comply with all applicable laws and the applicable requirements of any securities exchange or similar entity. Prior to the issuance of any shares of Stock under the Plan, the Company may require a written statement that the Participant is acquiring the shares for investment and not for the purpose or with the intention of distributing the shares.

     (b) All awards and payments under the Plan are subject to withholding of all applicable taxes, which withholding obligations may be satisfied, with the consent of the Board, through the surrender of shares of Stock which the Participant has owned for at least six (6) months, or to which a Participant is otherwise entitled under the Plan. The Company shall have the right to deduct from all amounts paid in cash in consequence of the exercise of a Stock Option or in connection with an award of shares of Restricted Stock under the Plan any taxes required by law to be withheld with respect to such cash payments. Where an employee or other person is entitled to receive shares of Stock pursuant to the exercise of a Stock Option pursuant to the Plan, the Company shall have the right to require the employee or such other person to pay to the Company the amount of any taxes that the Company is required to withhold with respect to such shares, or, in lieu thereof, in the Board’s discretion, to retain, or sell without notice, a sufficient number of such shares to cover the amount required to be withheld.

     (c) Upon the disposition (within the meaning of Code Section 424(c)) of shares of Stock acquired pursuant to the exercise of an Incentive Stock Option prior to the expiration of the holding period requirements of Code Section 422(a)(1), the Participant shall be required to give notice to the Company of such disposition and the Company shall have the right to require the Participant to pay to the Company the amount of any taxes that are required by law to be withheld with respect to such disposition.

     (d) Upon termination of the Restricted Period with respect to an award of Restricted Stock (or such earlier time, if any, as an election is made by the Participant under Code Section 83(b), or any successor provisions thereto, to include the value of such shares in taxable income), the Company shall have the right to require the Participant receiving shares of Stock in respect of such Restricted Stock award to pay to the Company the amount of taxes that the Company is required to withhold with respect to such shares of Stock or, in lieu thereof, in the Board’s discretion, to retain or sell without notice a sufficient number of shares of Stock held by it to cover the amount required to be withheld. The Company shall have the right to deduct from all dividends paid with respect to Restricted Stock the amount of taxes that the Company is required to withhold with respect to such dividend payments.

     1.8. Transferability. Incentive Stock Options and, during the period of restriction, shares of Restricted Stock awarded under the Plan are not transferable except as designated by the Participant by will or by the laws of descent and distribution. Incentive Stock Options may be exercised during the lifetime of the Participant only by the Participant or his guardian or legal representative. If expressly permitted by the terms of the Option agreement, Non-Qualified Options may be transferred by a Participant to Permitted Transferees, provided that there is not any consideration for the transfer.

     1.9. Employee and Shareholder Status. The Plan does not constitute a contract of employment, and selection as a Participant will not give any Participant the right to be retained in the employ of the Company or any Subsidiary. The Plan does not constitute or serve as evidence of an agreement or understanding, express or implied, that the Company will retain a consultant, independent contractor or Director for any period of time. Subject to Section 4.3 below, no award under the Plan shall confer upon the holder thereof any right as a shareholder of the Company prior to the date on which he fulfills all service requirements and other conditions for receipt of shares of Stock. If the redistribution of shares is restricted pursuant to Section 1.8, certificates representing such shares may bear a legend referring to such restrictions.

     1.10. Adjustments to Number of Shares Subject to the Plan.

     (a) If there is any change in the number of shares of outstanding Stock through a recapitalization resulting in Stock splits or combinations or exchanges of the outstanding shares, (i) the aggregate number of shares of Stock available for issuance under the Plan, (ii) the number of shares of Stock covered by outstanding Stock Options, (iii) the number of shares of Restricted Stock, and (iv) the exercise price or purchase price of any Stock Option, in effect prior to such change shall automatically be proportionately adjusted to reflect the increase or decrease in the number of issued shares of Stock. In addition, the Board may, in its sole discretion, make appropriate adjustment as to the kind of shares or other securities deliverable with respect to outstanding awards under the Plan.

     (b) If there is any change in the outstanding shares of Stock of the Company by reason of any stock dividend, spinoff, merger, consolidation, extraordinary dividend or other similar change, the aggregate number of shares of Stock with respect to which awards may be made under the Plan, the terms and the number of shares of any outstanding Stock Options and shares of Restricted Stock and the purchase price of a share of Stock under Stock Options or the purchase price of shares of Restricted Stock, may be equitably adjusted by the Board in its sole discretion.

     1.11. Business Combinations. In addition to the rights and obligations of the Board to modify, adjust or accelerate exercisability of outstanding options, in the event that, while any Stock Options or shares of Restricted Stock are outstanding under the Plan, there shall occur (i) a merger or consolidation of the Company with or into another corporation in which the Company shall not be the surviving corporation (for purposes of this Section 1.11, the Company shall not be deemed the surviving corporation in any such transaction if, as the result thereof, the existing shareholders of the Company hold less than 51% of the outstanding stock of the combined entity); (ii) a dissolution of the Company; (iii) a transfer of all or substantially all of the assets or shares of Stock of the Company in one transaction or a series of related transactions to one or more other persons or entities; or (iv) any person or entity becomes the beneficial owner (as defined under Rule 13d-3 or any successor rule or regulation promulgated under the 1934 Act), through one or more transactions (some of which transactions may have occurred prior to the amendment and restatement of the Plan), of over 50% of the combined voting power of the securities of the Company (on an as converted basis) entitled to vote generally in the election of directors of the Company (any of the foregoing events as described in (i)-(iv) above, a “Change of Control”), then, with respect to each Stock Option and share of Restricted Stock outstanding immediately prior to the consummation of such transaction and without the necessity of any action by the Board:

     (a) If provision is made in writing in connection with such transaction for the continuance and/or assumption of the Stock Options and shares of Restricted Stock granted under the Plan, or the substitution for such Stock Options and shares of Restricted Stock of new stock options, stock appreciation rights and restricted shares, with the same terms and conditions as the original award made hereunder, but with appropriate adjustment as to the number and kind of shares or other securities deliverable with respect thereto, the Stock Options and shares of Restricted Stock granted under the Plan, or the new stock options, stock appreciation rights, and restricted shares substituted therefor, shall continue, subject to such adjustment, in the manner and under the terms provided in the respective agreements.

     (b) In the event provision is not made in connection with such transaction for the continuance and/or assumption of the Stock Options and shares of Restricted Stock granted under the Plan, or for the substitution of equivalent options, rights and awards, then (i) each holder of an outstanding Stock Option shall be entitled, immediately prior to the effective date of such transaction, to purchase the full number of shares that he or she would otherwise have been entitled to purchase during the entire remaining term of the option (without regard to any vesting requirements); (ii) all restrictions on any award of shares of Restricted Stock shall lapse; and (iv) any restriction or risk of forfeiture imposed under the Plan shall lapse immediately prior to the effective date of such transaction. The unexercised portion of any Stock Option shall be deemed cancelled and terminated as of the effective date of such transaction.

Notwithstanding the foregoing, in the event of a Change of Control, the Board may require that Participants surrender their outstanding Stock Options and shares of Restricted Stock granted under the Plan in exchange for a payment by the Company, in cash or Stock as determined by the Board, in an amount equal to (i) the amount by which the then Fair Market Value (determined taking into consideration the Change of Control) of the shares of Stock subject to the Participant’s Stock Options exceeds the exercise price of such Stock Options, or (ii) the Fair Market Value (determined taking into consideration the Change of Control) of such shares of Restricted Stock or other awards granted under the Plan. Such surrender shall take place as of the date of the Change of Control or such other date as the Board may specify.

Notwithstanding any provision in this Plan to the contrary, an Award Agreement may provide for the treatment of Stock Options and shares of Restricted Stock upon the occurrence of a Change of Control in such manner as the Board may determine in its sole discretion.

     1.12. Agreement With Company. At the time of any awards under the Plan, the Board will require a Participant to enter into an agreement with the Company in a form specified by the Board (the “Award Agreement”), agreeing to the terms and conditions of the Plan and to such additional terms and conditions, not inconsistent with the Plan (except as permitted by Section 1.11 above), as the Board may, in its sole discretion, prescribe.

     1.13. Amendment and Termination of Plan. Subject to the following provisions of this Section 1.13, the Board may at any time and in any way amend, suspend or terminate the Plan. No amendment of the Plan and, except as provided in Section 1.10, no action by the Board shall, without further approval of the shareholders of the Company, increase the total number of shares of Stock with respect to which awards may be made under the Plan, materially increase the benefits accruing to Participants under the Plan or materially modify the requirements as to eligibility for participation in the Plan, if shareholder approval of such amendment is a condition of Securities and Exchange Commission Rule 16b-3 or its successor rule or statute, the Code or any exchange or market system on which the Stock is listed at the time such amendment is adopted. No amendment, suspension or termination of the Plan shall alter or impair any Stock Option, Stock Appreciation Right, or any share of Restricted Stock previously awarded under the Plan without the consent of the holder thereof. Notwithstanding the preceding, no amendment under this Section 1.13 shall be effective if it would cause an Award to be subject to Code Section 409A.

II. INCENTIVE STOCK OPTIONS

     2.1. Definition. The award of an Incentive Stock Option under the Plan entitles the Participant to purchase shares of Stock at a price fixed at the time the Stock Option is awarded, subject to the following terms of this Article II.

     2.2. Eligibility. The Board shall designate the Participants to whom Incentive Stock Options, as described in Code Section 422(b) or any successor section thereto, are to be awarded under the Plan and shall determine the number of option shares to be offered to each of them. Incentive Stock Options may be awarded only to employees. In no event shall the aggregate Fair Market Value (determined at the time the Incentive Stock Option is awarded) of Stock with respect to which Incentive Stock Options are exercisable for the first time by an individual during any calendar year (under all plans of the Company and all Related Companies) exceed $100,000.

     2.3. Price. The purchase price of a share of Stock under each Incentive Stock Option shall be determined by the Board; provided, however, that in no event shall such price be less than the greater of (i) 100% of the Fair Market Value of a share of Stock as of the Option Date (or 110% of such Fair Market Value if the holder of the Incentive Stock Option owns Stock possessing more than 10% of the combined voting power of all classes of stock of the Company or any Subsidiary); or (ii) the par value of a share of Stock on such date.

     2.4. Exercise. Each Incentive Stock Option shall become and be exercisable at such time or times and during such period or periods, in full or in such installments as may be determined by the Board at the Option Date. In addition, if permitted by the Board or the terms of the Option Agreement evidencing such Incentive Stock Option, Participants may elect to pay the purchase price of shares of Stock purchased upon the exercise of Incentive Stock Options in cash or through delivery at the time of such exercise of shares of Stock held by the Participant for at least six (6) months (valued at Fair Market Value as of the date of exercise) already owned by the Participant, or any combination thereof, equivalent to the purchase price of the Stock purchased upon exercise of the Incentive Stock Options. In addition, unless restricted by the Board, Participants may elect to pay the purchase price of shares of Stock purchased upon the exercise of Incentive Stock Options in cash or through the constructive delivery at the time of such exercise of shares of Stock owned by the Participant for at least six (6) months (valued at Fair Market Value as of the date of exercise), or any combination thereof, equivalent to the purchase price of the Stock purchased upon exercise of the Incentive Stock Options, and, as soon as practicable thereafter, a certificate representing the net number of shares so purchased shall be delivered to the person entitled thereto. A Participant’s payment of the purchase price in connection with the exercise of an Incentive Stock Option through delivery of shares of Stock (the “ISO Stock”) that were acquired through the exercise of an Incentive Stock Option and that have not been held for more than one year will be considered a disposition (within the meaning of Code Section 424(c)) of the ISO Stock, resulting in the disqualification of the ISO Stock from treatment as an Incentive Stock Option under Code Section 422, and the Participant’s recognition of ordinary income. Participants should consult with their tax advisors prior to electing to exercise an Incentive Stock Option by this method. As soon as practicable after the exercise of an Incentive Stock Option, a certificate representing the Stock so purchased shall be delivered to the person entitled thereto.

     2.5. Option Expiration Date. Unless otherwise provided by the Option Agreement (as defined herein), the “Expiration Date” with respect to an Incentive Stock Option or any portion thereof awarded to a Participant under the Plan means the earliest of:

     (a) The date that is ten (10) years after the date on which the Incentive Stock Option is awarded (or, if the Participant owns stock possessing more than ten percent (10%) of the combined voting power of all classes of stock of the Company or any Subsidiary, the date that is five (5) years after the date on which the Incentive Stock Option is awarded);

     (b) The date established by the Board or the Committee at the time of the award;

     (c) The date that is twelve (12) months after the Participant’s employment with the Company and all Related Companies is terminated by reason of the Participant becoming Disabled or by reason of the Participant’s death;

     (d) Ninety (90) days following the date that the Participant’s employment with the Company and all Related Companies is terminated by reasons other than for Cause, by death or the Participant becoming Disabled; or

     (e) Immediately upon termination for Cause.

All rights to purchase shares of Stock pursuant to an Incentive Stock Option shall cease as of such option’s Expiration Date.

III. NONQUALIFIED STOCK OPTIONS

     3.1. Definition. The award of a Nonqualified Stock Option under the Plan entitles the Participant to purchase shares of Stock at a price fixed at the time the Stock Option is awarded, subject to the following terms of this Article III.

     3.2. Eligibility. The Board shall designate the Participants to whom Nonqualified Stock Options are to be awarded under the Plan and shall determine the number of option shares to be offered to each of them.

     3.3. Price. The purchase price of a share of Stock under each Nonqualified Stock Option shall be determined by the Board; provided, however, that in no event shall such price be less than the Fair Market Value of a share of Stock as of the Option Date.

     3.4. Exercise. Each Option shall become and be exercisable at such time or times and during such period or periods, in full or in such installments as may be determined by the Board at the Option Date. To the extent provided by the Board, the full purchase price of each share of Stock purchased upon the exercise of any Nonqualified Stock Option shall be paid in cash or in shares of Stock held by the Participant for at least six (6) months (valued at Fair Market Value as of the day of exercise), or in any combination thereof, at the time of such exercise and, as soon as practicable thereafter, a certificate representing the shares so purchased shall be delivered to the person entitled thereto. In addition, unless restricted by the Board, Participants may elect to pay the purchase price of shares of Stock purchased upon the exercise of Nonqualified Stock Options in cash or through the constructive delivery at the time of such exercise of shares of Stock owned by the Participant for at least six (6) months (valued at Fair Market Value as of the day of exercise), or any combination thereof, equivalent to the purchase price of such Nonqualified Stock Options, and, as soon as practicable thereafter, a certificate representing the net number of shares so purchased shall be delivered to the person entitled thereto. Participants also may elect to pay, unless restricted by the Board, the purchase price, in whole or in part, of shares of Stock purchased upon the exercise of Nonqualified Options through the Company’s withholding of shares of Stock (valued at Fair Market Value as of the day of exercise) that would otherwise be issuable upon exercise of such options equivalent to the purchase price of such Nonqualified Stock Options and, as soon as practicable thereafter, a certificate representing the net number of shares so purchased shall be delivered to the person entitled thereto.

     3.5. Option Expiration Date. The “Expiration Date” with respect to a Nonqualified Stock Option or any portion thereof awarded to a Participant under the Plan means the earliest of:

     (a) The date established by the Board at the time of the award;

     (b) The date that is twelve (12) months after the Participant’s employment or service with the Company and all Related Companies is terminated by reason of the Participant becoming Disabled or by reason of the Participant’s death;

     (c) Ninety (90) days following the date that the Participant’s employment or service with the Company and all Related Companies is terminated by reasons other than for Cause, by death or the Participant becoming Disabled; or

     (d) Immediately upon termination for Cause.

All rights to purchase shares of Stock pursuant to a Nonqualified Stock Option shall cease as of such option’s Expiration Date.

IV. RESTRICTED STOCK

     4.1. Definition. “Restricted Stock” awards are grants of Stock to Participants, the vesting of which is subject to a required period of employment and any other conditions established by the Board.

     4.2. Eligibility. The Board shall designate the Participants to whom Restricted Stock is to be awarded and the number of shares of Stock that are subject to the award.

     4.3. Terms and Conditions of Awards. All shares of Restricted Stock awarded to Participants under the Plan shall be subject to the following terms and conditions and to such other terms and conditions, not inconsistent with the Plan, (except as permitted by Section 1.1 above) as shall be prescribed by the Board in its sole discretion and as shall be contained in the Award Agreement referred to in Section 1.12 above.

     (a) Restricted Stock awarded to Participants may not be sold, assigned, transferred, pledged or otherwise encumbered, except as hereinafter provided, for a period of ten (10) years or such shorter period as the Board may determine, but not less than one (1) year, after the time of the award of such Stock (the “Restricted Period”). Except for such restrictions, the Participant as owner of such Restricted Stock shall have all the rights of a shareholder, including but not limited to the right to vote such shares and, except as otherwise provided by the Board, the right to receive all dividends paid on such shares.

     (b) The Board may in its discretion, at any time after the date of the award of Restricted Stock, adjust the length of the Restricted Period to account for individual circumstances of a Participant or group of Participants.

     (c) Except as otherwise determined by the Board in its sole discretion, a Participant whose employment with the Company and all Related Companies terminates prior to the end of the Restricted Period for any reason shall forfeit all shares of Restricted Stock remaining subject to any outstanding Restricted Stock Award.

     (d) Each certificate issued in respect of shares of Restricted Stock awarded under the Plan shall be registered in the name of the Participant and, at the discretion of the Board, each such certificate may be deposited in a bank designated by the Board. Each such certificate shall bear the following (or a similar) legend:

“THE TRANSFERABILITY OF THIS CERTIFICATE AND THE SHARES OF STOCK REPRESENTED HEREBY ARE SUBJECT TO THE TERMS AND CONDITIONS (INCLUDING FORFEITURE) CONTAINED IN THE REMOTE DYNAMICS, INC. 2005 EQUITY INCENTIVE PLAN AND AN AGREEMENT ENTERED INTO BETWEEN THE REGISTERED OWNER AND REMOTE DYNAMICS, INC. A COPY OF SUCH PLAN AND AGREEMENT IS ON FILE IN THE PRINCIPAL EXECUTIVE OFFICE OF THE SECRETARY OF REMOTE DYNAMICS, INC. IN RICHARDSON, TEXAS.

     (e) At the end of the Restricted Period for Restricted Stock, unless otherwise provided in the Award Agreement or any other agreement between the Company and the holder of the Restricted Stock, such Restricted Stock will be transferred free of all restrictions to a Participant.

APPENDIX B

EXECUTION VERSION

SECURITIES PURCHASE AGREEMENT

     This SECURITIES PURCHASE AGREEMENT (the “Agreement”), dated as of May 31, 2005, is made by and among Remote Dynamics, Inc., a corporation organized under the laws of the State of Delaware (the “Company”), and the purchaser (the “Purchaser”) set forth on the execution page hereof (the “Execution Page”).

BACKGROUND

     A. The Company and the Purchaser are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by the provisions of Regulation D (“Regulation D”), as promulgated by the United States Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “Securities Act”).

     B. Upon the terms and conditions stated in this Agreement:

          1. the Purchaser desires to exchange the 5,000 shares of the Company’s Series A Convertible Preferred Stock, par value $.01 per share (the “Series A Preferred Stock”), and pay an additional $750,000 in cash to the Company, in exchange for (i) 650 shares of the Company’s Series B Convertible Preferred Stock, par value $.01 per share (the “Series B Preferred Stock”), which Series B Preferred Stock shall have the rights, preferences and privileges set forth in the form of Certificate of Designation, Preferences and Rights attached hereto as Exhibit A (the “Series B Certificate of Designation”), and (ii) a warrant in the form attached hereto as Exhibit B (the “C-3 Warrant”) to purchase 2,000,000 shares of the Company’s common stock, par value $.01 per share (the “Common Stock”); and the Company desires to issue such shares of Series B Preferred Stock and the C-3 Warrant in such exchange; and

          2. the Company desires to borrow from the Purchaser, and the Purchaser desires to loan to the Company, additional cash in the amount of $1,750,000 in exchange for a senior secured note exchangeable, under certain circumstances, for two warrants to purchase up to an aggregate of 2,366,667 shares of Common Stock, in the forms attached hereto as Exhibit C (the “C-1 Warrant”) and Exhibit D (the “C-2 Warrant”); and the Company desires to issue the Note to the Purchaser in exchange for such funds.

The C-1 Warrant and the C-2 Warrant are together referred to herein as the “Exchange Warrants.” The C-3 Warrant and the Exchange Warrants are together referred to herein as the “Warrants.” The shares of Common Stock issuable upon exercise of or otherwise pursuant to the Warrants are referred to herein as the “Warrant Shares.” The shares of Common Stock issuable upon exercise of or otherwise pursuant to the Exchange Warrants are referred to herein as the “Exchange Warrant Shares.” The shares of Common Stock issuable upon conversion of or otherwise pursuant to the Series B Preferred Stock are referred to herein as the “Preferred Conversion Shares.” The Preferred Conversion Shares and the Warrant Shares are together referred to herein as the “Underlying Common Shares.” The Series B Preferred Stock, the

Note, the Warrants and the Underlying Common Shares are collectively referred to herein as the “Securities” and each of them may individually be referred to herein as a “Security.”

     C. Concurrently with the execution of this Agreement and the Note, the parties hereto are executing a Security Agreement in the form attached hereto as Exhibit E (the “Security Agreement”).

     D. Pursuant to the terms of this Agreement, as a condition to the sale of the Series B Stock and the C-3 Warrant hereunder, the parties hereto intend to execute a Registration Rights Agreement, in the form attached hereto as Exhibit F (the “Registration Rights Agreement”), pursuant to which the Company shall agree to provide certain registration rights under the Securities Act and the rules and regulations promulgated thereunder, and applicable state securities laws. This Agreement, the Series B Certificate of Designation, the Warrants, the Note, the Registration Rights Agreement and the Security Agreement are collectively referred to herein as the “Transaction Documents.”

     NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Purchaser, intending to be legally bound, hereby agree as follows:

1. PURCHASE AND SALE OF SECURITIES.

     (a) Issuance of Note. Subject to the terms hereof, concurrently with the execution of this Agreement (i) the Purchaser shall pay One Million Seven Hundred Fifty Thousand Dollars ($1,750,000) to the Company, and the Company shall issue the Note to the Purchaser; and (ii) the Purchaser and the Company shall execute and deliver the Security Agreement.

     (b) Sale of Series B Preferred Stock. Subject to the terms and conditions hereof, including the conditions set forth in Sections 6 and 7, the Purchaser shall surrender and exchange all of the 5,000 shares of Series A Preferred Stock held by the Purchaser and shall pay an additional Seven Hundred Fifty Thousand Dollars ($750,000) (the “Series B Purchase Price”) to the Company, and the Company shall issue 650 shares of Series B Preferred Stock and the C-3 Warrant to the Purchaser (the issuance of the Series B Preferred Stock hereunder shall be deemed full satisfaction, and result in cancellation, of the Series A Preferred Stock); and

     (c) Exchange of Note for Warrants. Subject to the terms and conditions hereof, including Sections 6 and 7, and the terms and conditions of the Note, the Purchaser shall surrender the Note to the Company, and in exchange for the Note the Company shall issue to the Purchaser the C-1 and C-2 Warrants (the “Exchange”).

     (d) The Closings. The closings of the transactions contemplated in each of Section 1(b) hereof (the “Series B Closing”) and Section 1(c) hereof (the “Exchange Closing,” and together with the Series B Closing, the “Closings”) shall take place at the offices of Drinker Biddle & Reath LLP at One Logan Square, 18th & Cherry Streets, Philadelphia, Pennsylvania 19103 at 10:00 a.m., Philadelphia, Pennsylvania time, on the business day immediately following the day on which all of the applicable conditions set forth in Sections 6 and 7 below are satisfied or waived or such other time or place as the Company and the Purchaser may mutually agree (the “Series B Closing Date” or “Exchange Closing Date,” as applicable; each, a “Closing Date”).

2. PURCHASER’S REPRESENTATIONS AND WARRANTIES.

     The Purchaser represents and warrants to the Company as follows:

     (a) Purchase for Own Account, Etc. The Purchaser is purchasing the Securities for the Purchaser’s own account for investment purposes only and not with a present view towards the public sale or distribution thereof, except pursuant to sales that are exempt from the registration requirements of the Securities Act and/or sales registered under the Securities Act. The Purchaser understands that the Purchaser must bear the economic risk of this investment indefinitely, unless the Securities are registered pursuant to the Securities Act and any applicable state securities or blue sky laws or an exemption from such registration is available, and that the Company has no present intention of registering the resale of any such Securities other than as contemplated by the Registration Rights Agreement. Notwithstanding anything in this Section 2(a) to the contrary, by making the representations herein, the Purchaser does not agree to hold the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with or pursuant to a registration statement or an exemption from the registration requirements under the Securities Act and applicable state securities laws.

     (b) Accredited Investor Status. The Purchaser is an “Accredited Investor” as that term is defined in Rule 501(a) of Regulation D.

     (c) Reliance on Exemptions. The Purchaser understands that the Securities are being offered and sold to the Purchaser in reliance upon specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and the Purchaser’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of the Purchaser to acquire the Securities.

     (d) Information. The Purchaser and its counsel, if any, have been furnished all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Securities that have been specifically requested by the Purchaser or its counsel. Neither such inquiries nor any other investigation conducted by the Purchaser or its counsel or any of its representatives shall modify, amend or affect the Purchaser’s right to rely on the Company’s representations and warranties contained in Section 3 below. The Purchaser understands that the Purchaser’s investment in the Securities involves a high degree of risk.

     (e) Governmental Review. The Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Securities.

     (f) Authorization; Enforcement. This Agreement has been duly and validly authorized, executed and delivered on behalf of the Purchaser and is a valid and binding agreement of the Purchaser enforceable against the Purchaser in accordance with its terms. Each of the other Transaction Documents has been duly and validly authorized and, when executed and delivered on behalf of the Purchaser at the Closing in accordance with this Agreement, shall be a valid and binding agreement of the Purchaser enforceable against the Purchaser in accordance with its respective terms.

     (g) Residency. The Purchaser is a resident of the jurisdiction set forth under the Purchaser’s name on the Execution Page hereto executed by the Purchaser.

     (h) Experience of the Purchaser. The Purchaser, either alone or together with its representatives, has such knowledge, sophistication, and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment.

     (i) Ability of the Purchaser to Bear Risk of Investment. The Purchaser is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

     (j) Title to Series A Preferred Stock. The Purchaser has, and immediately prior to the date of the Series B Closing, will have good and valid title to the shares of Series A Preferred Stock to be exchanged by the Purchaser hereunder on the Series B Closing Date, free and clear of all liens, encumbrances, equities or claims.

     (k) No Brokers. Other than the consulting fee to Saffron Capital Management LLC referred to in Section 4(q), the Purchaser has taken no action that would give rise to any claim by any person for brokerage commissions, finder’s fees or similar payments by the Company relating to this Agreement or the transactions contemplated hereby.

     The Purchaser’s representations and warranties made in this Article 2 are made solely for the purpose of permitting the Company to make a determination that the offer and sale of the Securities pursuant to this Agreement comply with applicable U.S. federal and state securities laws and not for any other purpose. Accordingly, the Company may not rely on such representations and warranties for any other purpose. No Purchaser has made or hereby makes any other representations or warranties, express or implied, to the Company in connection with the transactions contemplated hereby.

3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

     Except as set forth on a Disclosure Schedule executed and delivered by the Company to the Purchaser (the “Disclosure Schedule”) concurrently herewith, the Company represents and warrants to the Purchaser as follows:

     (a) Organization and Qualification. The Company and each of its direct and indirect subsidiaries (collectively, the “Subsidiaries”) is a corporation duly organized and existing in good standing under the laws of the jurisdiction in which it is incorporated or organized, and has the requisite corporate power to own its properties and to carry on its business as now being conducted. The Company and each of its Subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted by it makes such qualification necessary and where the failure so to qualify or be in good standing would have a Material Adverse Effect. For purposes of this Agreement, “Material Adverse Effect” means any effect which, individually or in the aggregate with all other effects, reasonably would be expected to be materially adverse to (i) the sale, issuance or value of the Securities, (ii) the ability of the Company to perform its obligations under this Agreement or the other Transaction Documents or (iii) the business, operations, properties, prospects, financial condition or results of operations of the Company and its Subsidiaries, taken as a whole; provided, however, that any such effect resulting solely from changes affecting the economy or financial markets generally shall not constitute a Material Adverse Effect.

     (b) Authorization; Enforcement. (i) The Company has the requisite corporate power and authority to enter into and perform its obligations under this Agreement and the other Transaction Documents, to issue and sell the Securities in accordance with the terms hereof, to issue the Conversion Shares upon conversion of the Series B Preferred Stock in accordance with the terms thereof and to issue the Warrant Shares upon exercise of the Warrants in accordance with the terms thereof; (ii) the execution, delivery and performance of this Agreement and the other Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Securities and the issuance and reservation for issuance of the Underlying Common Shares) have been duly authorized by the Company’s Board of Directors and no further consent or authorization of the Company, its Board of Directors, or any committee of the Board of Directors is required, and (iii) this Agreement constitutes, and, upon execution and delivery by the Company of the other Transaction Documents, such Transaction Documents will constitute, valid and binding obligations of the Company enforceable against the Company in accordance with their terms. Neither the execution, delivery or performance by the Company of its obligations under this Agreement or the other Transaction Documents, nor the consummation by it of the transactions contemplated hereby or thereby (including, without limitation, the issuance of the Securities or the issuance or reservation for issuance of the Underlying Common Shares) requires any consent or authorization of the Company’s stockholders.

     (c) Capitalization. The capitalization of the Company as of the date hereof, including the authorized capital stock, the number of shares issued and outstanding, the number of shares issuable and reserved for issuance pursuant to the Company’s stock option plans (including the Company’s 2005 Equity Incentive Plan), the number of shares issuable and reserved for issuance pursuant to securities (other than the Series B Preferred Stock and the Warrants) exercisable or exchangeable for, or convertible into, any shares of capital stock and the number of shares to be reserved for issuance upon conversion of the Series B Preferred Stock and exercise of the Warrants is set forth in Section 3(c) of the Disclosure Schedule. All of such outstanding shares of capital stock have been, or upon issuance in accordance with the terms of any such exercisable, exchangeable or convertible securities will be, validly issued, fully paid and non-assessable. No shares of capital stock of the Company (including the Conversion Shares and the Warrant Shares) are subject to preemptive rights or any other similar rights of the stockholders of the Company or any liens or encumbrances. Except for the Securities and as set forth in Section 3(c) of the Disclosure Schedule, (i) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into or exercisable or exchangeable for, any shares of capital stock of the Company or any of its Subsidiaries, or contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its Subsidiaries, nor are any such issuances, contracts, commitments, understandings or arrangements contemplated, (ii) there are no contracts, commitments, understandings or arrangements under which the Company or any of its Subsidiaries is obligated to register the sale of any of its or their securities under the Securities Act (except the Registration Rights Agreement); (iii) there are no outstanding securities or instruments of the Company or any of its Subsidiaries which contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to redeem or otherwise acquire any security of the Company or any of its Subsidiaries; and (iv) the Company does not have any shareholder rights plan, “poison pill” or other anti-takeover plans. Section 3(c) of the Disclosure Schedule sets forth all of the securities or instruments issued by the Company or any of its Subsidiaries that contain anti-dilution or similar provisions, and, except as and to the extent set forth thereon, the sale and issuance of the Securities will not trigger any anti-dilution adjustments to any such securities or instruments. The Company has furnished to the Purchaser true and correct copies of the Company’s Certificate of Incorporation as in effect on the date hereof (“Certificate of Incorporation”), the Company’s Bylaws as in effect on the date hereof (the “Bylaws”), and all other instruments and agreements governing securities convertible into or exercisable or exchangeable for capital stock of the Company, all of which instruments and agreements are set forth in Section 3(c) of the Disclosure Schedule. The Company or one of its Subsidiaries has the unrestricted right to vote, and (subject to limitations imposed by applicable law) to receive dividends and distributions on, all capital securities of its Subsidiaries as owned by the Company or any such Subsidiary.

     (d) Issuance of Securities. The Securities are duly authorized and, upon issuance in accordance with the terms of this Agreement, (i) will be validly issued, fully paid and non-assessable and free from all taxes, liens, claims and encumbrances, (ii) will not be subject to preemptive rights, rights of first refusal or other similar rights of stockholders of the Company or any other person and (iii) will not impose personal liability on the holder thereof. The Underlying Common Shares are duly authorized and reserved for issuance, and, upon conversion of the Series B Preferred Stock and exercise of the Warrants in accordance with the terms thereof, (x) will be validly issued, fully paid and non-assessable, and free from all taxes, liens, claims and encumbrances, (y) will not be subject to preemptive rights, rights of first refusal or other similar rights of stockholders of the Company or any other person and (z) will not impose personal liability upon the holder thereof.

     (e) No Conflicts; Consents. The execution, delivery and performance of this Agreement and the other Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Securities and the issuance and reservation for issuance of the Underlying Common Shares) will not (i) result in a violation of the Certificate of Incorporation or Bylaws, (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment (including, without limitation, the triggering of any anti-dilution provisions), acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its Subsidiaries is a party, or (iii) assuming the receipt of the Nasdaq Listing Department’s approval of the Company’s Supplemental Listing Application with respect to the Securities (other than the Note), subject to stockholder approval (to the extent stockholder approval is contemplated herein), result in a violation of any law, rule, regulation, order, judgment or decree (including United States federal and state securities laws, rules and regulations and rules and regulations of any self-regulatory organizations to which either the Company or its securities are subject) applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries is bound or affected (except, with respect to clauses (ii) and (iii), for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations that would not, individually or in the aggregate, have a Material Adverse Effect). Except (v) for Listing Department approval of the Supplemental Listing Application, (w) as may be required under the Securities Act in connection with the performance of the Company’s obligations under the Registration Rights Agreement, (x) for the filing of a Form D with the SEC, (y) as may be required for compliance with applicable state securities or “blue sky” laws, or (z) as otherwise set forth in Section 3(e) of the Disclosure Schedule, the Company is not required to obtain any consent, approval, authorization or order of, or make any filing or registration with, any court or governmental agency or any regulatory or self-regulatory agency or other third party (including, without limitation, pursuant to any Material Contract (as defined in Section 3(g) below)) in order for it to execute and deliver this Agreement or any of the other Transaction Documents or perform any of its obligations hereunder or thereunder.

     (f) Compliance. The Company is not in violation of its Certificate of Incorporation, Bylaws or other organizational documents and no Subsidiary is in violation of any of its organizational documents. Neither the Company nor any of its Subsidiaries is in default (and no event has occurred that with notice or lapse of time or both would put the Company or any of its Subsidiaries in default) under, nor has there occurred any event giving others (with notice or lapse of time or both) any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its Subsidiaries is a party (including, without limitation, the Material Contracts), except for actual or possible violations, defaults or rights that would not, individually or in the aggregate, have a Material Adverse Effect. The businesses of the Company and its Subsidiaries are not being conducted in violation of any law, ordinance or regulation of any governmental entity, except for possible violations the sanctions for which either individually or in the aggregate have not had and would not have a Material Adverse Effect. Neither the Company, nor any of its Subsidiaries, nor any director, officer, agent, employee or other person acting on behalf of the Company or any Subsidiary has, in the course of his actions for, or on behalf of, the Company or any Subsidiary, used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity, made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds, violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee. The Company and its Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state, provincial or foreign regulatory authorities that are material to the conduct of its business, and neither the Company nor any of its Subsidiaries has received any notice of proceeding relating to the revocation or modification of any such certificate, authorization or permit.

     (g) SEC Documents, Financial Statements. Since August 31, 2001, the Company has timely filed (within applicable extension periods) all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (all of the foregoing filed prior to the date hereof and all exhibits included therein and financial statements and schedules thereto and documents incorporated by reference therein, the “SEC Documents”). The Company has delivered to the Purchaser true and complete copies of the SEC Documents, or such documents are available on EDGAR. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Exchange Act or the Securities Act, as the case may be, and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. None of the statements made in any such SEC Documents is, or has been, required to be amended or updated under applicable law (except for such statements as have been amended or updated in subsequent filings made prior to the date hereof). As of their respective dates, the financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC applicable with respect thereto. Such financial statements have been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), consistently applied, during the periods involved (except as may be otherwise indicated in such financial statements or the notes thereto or, in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements) and fairly present in all material respects the consolidated financial position of the Company and its consolidated Subsidiaries as of the dates thereof and the consolidated results of their operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal, immaterial year-end audit adjustments). Except as set forth in the financial statements of the Company included in the Select SEC Documents (as defined below), the Company has no liabilities, contingent or otherwise, other than (i) liabilities incurred in the ordinary course of business subsequent to the date of such financial statements and (ii) obligations under contracts and commitments incurred in the ordinary course of business and not required under GAAP to be reflected in such financial statements, which liabilities and obligations referred to in clauses (i) and (ii), individually or in the aggregate, are not material to the financial condition or operating results of the Company. Without limiting the generality of the foregoing, the Company has either satisfied or has set aside on its books and records provisions reasonably adequate for the satisfaction of all Claims (as defined in the Plan of Reorganization) pursuant to the Company’s Third Amended Joint Plan of Reorganization, dated June 28, 2004 (the “Plan of Reorganization”). To the extent required by the rules and regulations of the SEC applicable thereto, the Select SEC Documents contain a complete and accurate list of all material undischarged written or oral contracts, agreements, leases or other instruments to which the Company or any Subsidiary is a party or by which the Company or any Subsidiary is bound or to which any of the properties or assets of the Company or any Subsidiary is subject (each, a “Material Contract”). Except as set forth in the Select SEC Documents, none of the Company, its Subsidiaries or, to the best knowledge of the Company, any of the other parties thereto is in breach or violation of any Material Contract, which breach or violation would have a Material Adverse Effect. For purposes of this Agreement, “Select SEC

Documents” means the Company’s (A) Annual Report on Form 10-K for the fiscal year ended August 31, 2004, as amended by the Form 10-K/A filed on December 23, 2004 (the “2004 Annual Report”), (B) Quarterly Reports on Form 10-Q for the fiscal quarters ended November 30, 2004 and February 29, 2005 and (C) Current Reports on Form 8-K filed since August 31, 2004.

     (h) Internal Accounting Controls. Although the Company has not implemented, and is not yet required to implement, the requirements of Section 404 of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated thereunder, the Company and each of its Subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company has established disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for the Company and designed such disclosures controls and procedures to ensure that material information relating to the Company, including its Subsidiaries, is made known to the certifying officers by others within those entities, particularly during the period in which the Company’s Annual Report on Form 10-K or Quarterly Report on Form 10-Q, as the case may be, is being prepared. The Company’s certifying officers have evaluated the effectiveness of the Company’s controls and procedures as of a date within 90 days prior to the filing date of the 2004 Annual Report and the Company’s most recently filed Quarterly Report on Form 10-Q (each such date, an “Evaluation Date”). The Company presented in the 2004 Annual Report and its most recently filed Quarterly Report on Form 10-Q the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the respective Evaluation Date. Since the Evaluation Date for the 2004 Annual Report, there have been no significant changes in the Company’s “internal controls” (as such term is defined in Item 307(b) of Regulation S-K under the Exchange Act) or, to the Company’s knowledge, in other factors that could significantly affect the Company’s internal controls.

     (i) Absence of Certain Changes. Except as set forth in the Select SEC Documents, since August 31, 2004, there has been no material adverse change and no material adverse development in the business, properties, operations, prospects, financial condition or results of operations of the Company and its Subsidiaries, taken as a whole. The Company does not currently expect to take any steps to seek protection pursuant to any bankruptcy or receivership law, nor does the Company or any of its Subsidiaries have any knowledge or reason to believe that its creditors intend to initiate involuntary bankruptcy proceedings with respect to the Company or any of its Subsidiaries.

     (j) Transactions With Affiliates. Except as set forth in the Select SEC Documents, none of the officers, directors, or employees of the Company or any of its Subsidiaries is presently a party to any transaction with the Company or any of its Subsidiaries (other than for ordinary course services solely in their capacity as officers, directors or employees), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any such officer, director or employee or any corporation, partnership, trust or other entity in which any such officer, director, or employee has an ownership interest of five percent or more or is an officer, director, trustee or partner.

     (k) Absence of Litigation. Except as disclosed in the Select SEC Documents and as set forth in Section 3(k) of the Disclosure Schedule, there is no action, suit, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body (including, without limitation, the SEC) pending or, to the knowledge of the Company or any of its Subsidiaries, threatened against or affecting the Company, any of its Subsidiaries, or any of their respective directors or officers in their capacities as such. There are no facts which, if known by a potential claimant or governmental authority, could give rise to a claim or proceeding which, if asserted or conducted with results unfavorable to the Company or any of its Subsidiaries, could reasonably be expected to have a Material Adverse Effect.

     (l) Intellectual Property. Each of the Company and its Subsidiaries owns or is duly licensed (and, in such event, has the unfettered right to grant sublicenses) to use all patents, patent applications, trademarks, trademark applications, trade names, service marks, copyrights, copyright applications, licenses, permits, inventions, discoveries, processes, scientific, technical, engineering and marketing data, object and source codes, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) and other similar rights and proprietary knowledge (collectively, “Intangibles”) necessary for the conduct of its business as now being conducted and as presently contemplated to be conducted in the future. Section 3(l) of the Disclosure Schedule sets forth a list of all Intangibles owned and/or used by the Company in its business. To the knowledge of the Company and its Subsidiaries, neither the Company nor any Subsidiary of the Company infringes or is in conflict with any right of any other person with respect to any third party Intangibles. Neither the Company nor any of its Subsidiaries has received written notice of any pending conflict with or infringement upon such third party Intangibles. Except as set forth on Section 3(l) of the Disclosure Schedule, neither the Company nor any of its Subsidiaries has entered into any consent agreement, indemnification agreement, forbearance to sue or settlement agreement with respect to the validity of the Company’s or its Subsidiaries’ ownership of or right to use its Intangibles and the Company has no knowledge of any reasonable basis for any such claim to be successful. The Intangibles are valid and enforceable and no registration relating thereto has lapsed, expired or been abandoned or canceled or is the subject of cancellation or other adversarial proceedings, and all applications therefor are pending and in good standing. The Company and its Subsidiaries have complied, in all material respects, with their respective contractual obligations relating to the protection of the Intangibles used pursuant to licenses. To the Company’s knowledge, no person is infringing on or violating the Intangibles owned or used by the Company or its Subsidiaries.

     (m) Title. The Company and its Subsidiaries have good and marketable title in fee simple to all real property and good and merchantable title to all personal property owned by them that is material to the business of the Company and its Subsidiaries, in each case free and clear of all liens, encumbrances and defects except such as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and its Subsidiaries. Any real property and facilities held under lease by the Company and its Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not materially interfere with the use made and proposed to be made of such property and buildings by the Company and its Subsidiaries.

     (n) Tax Status. Except as set forth in the Select SEC Documents, the Company and each of its Subsidiaries has made or filed all foreign, U.S. federal, state, provincial and local income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject (unless and only to the extent that the Company and each of its Subsidiaries has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes) and has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and has set aside on its books provisions reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. Except as set forth on Section 3(n) of the Disclosure Schedule, there are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim. The Company has not executed a waiver with respect to any statute of limitations relating to the assessment or collection of any foreign, federal, state, provincial or local tax. None of the Company’s tax returns is presently being audited by any taxing authority.

     (o) Key Employees. Each of the Company’s directors and officers and any Key Employee (as defined below) is currently serving the Company in the capacity disclosed in the Select SEC Documents. No Key Employee is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement, non-competition agreement, or any other contract or agreement or any restrictive covenant, and the continued employment of each Key Employee does not subject the Company or any of its Subsidiaries to any material liability with respect to any of the foregoing matters. Each Key Employee has entered into an employment contract with the Company that provides for a term of employment as set forth on Section 3(o) of the Disclosure Schedule. To the knowledge of the Company and its Subsidiaries, no Key Employee has any intention to terminate or limit his employment with, or services to, the Company or any of its Subsidiaries, nor is any such Key Employee subject to any constraints which would cause such employee to be unable to devote his full time and attention to such employment or services. For purposes of this Agreement, “Key Employee” means the persons listed in Section 3(o) of the Disclosure Schedule and any individual who assumes or performs any of the duties of a Key Employee.

     (p) Employee Relations. Neither the Company nor any of its Subsidiaries is involved in any material union labor dispute nor, to the knowledge of the Company or any of its Subsidiaries, is any such dispute threatened. The Company and its Subsidiaries believe that their relations with their employees are good. No executive officer (as defined in Rule 501(f) of the Securities Act) has notified the Company that such officer intends to leave the Company or otherwise terminate such officer’s employment with the Company. The Company and its Subsidiaries are in compliance with all federal, state, local and foreign laws and regulations respecting employment and employment practices, terms and conditions of employment and wages and hours, except where failure to be in compliance would not, either individually or in the aggregate, result in a Material Adverse Effect.

     (q) Insurance. The Company and each of its Subsidiaries has in force fire, casualty, product liability and other insurance policies, with extended coverage, sufficient in amount to allow it to replace any of its material properties or assets which might be damaged or destroyed or sufficient to cover liabilities to which the Company may reasonably become subject, and such types and amounts of other insurance with respect to its business and properties, on both a per occurrence and an aggregate basis, as are customarily carried by persons engaged in the same or similar business as the Company. No default or event has occurred that could give rise to a default under any such policy.

     (r) Environmental Matters. There is no environmental litigation or other environmental proceeding pending or, to the knowledge of the Company or any of its Subsidiaries, threatened by any governmental regulatory authority or others with respect to the current or any former business of the Company or any of its Subsidiaries or any partnership or joint venture currently or at any time affiliated with the Company or any of its Subsidiaries. No state of facts exists as to environmental matters or Hazardous Substances (as defined below) that involves the reasonable likelihood of a material capital expenditure by the Company or any of its Subsidiaries that may otherwise have a Material Adverse Effect. To the Company’s knowledge, no Hazardous Substances have been treated, stored or disposed of, or otherwise deposited, in or on the properties owned or leased by the Company or any of its Subsidiaries or by any partnership or joint venture currently or at any time affiliated with the Company or any of its Subsidiaries in violation of any applicable environmental laws. The environmental compliance programs of the Company and each of its Subsidiaries comply in all respects with all environmental laws, whether foreign, federal, state, provincial or local, currently in effect. For purposes of this Agreement, “Hazardous Substances” means any substance, waste, contaminant, pollutant or material that has been determined by any governmental authority to be capable of posing a risk of injury to health, safety, property or the environment.

     (s) Solvency. Based on the financial condition of the Company as of the Closing Date, (i) the Company’s fair saleable value of its assets exceeds the amount that will be required to be paid on or in respect of the Company’s existing debts and other liabilities (including known contingent liabilities) as they mature; (ii) the Company’s assets do not constitute unreasonably small capital to carry on its business for the current fiscal year as now conducted and as proposed to be conducted including its capital needs taking into account the particular capital requirements of the business conducted by the Company, and projected capital requirements and capital availability thereof; and (iii) the current cash flow of the Company, together with the proceeds the Company would receive, were it to liquidate all of its assets, after taking into account all anticipated uses of the cash, would be sufficient to pay all amounts on or in respect of its debt when such amounts are required to be paid. The Company does not intend to incur debts beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash to be payable on or in respect of its debt).

     (t) Listing. The Common Stock is currently listed for trading on the Nasdaq SmallCap Market (the “SmallCap Market”). The Company is not in violation of the listing requirements of the SmallCap Market and the Company does not presently reasonably anticipate that the Common Stock will be delisted by the SmallCap Market during the one-year period immediately following the Closing. The Company has not received any notice regarding the possible delisting of the Common Stock from the SmallCap Market. On or prior to the Closing, the Company will have secured the listing of the Underlying Common Shares on the SmallCap Market and on each other national securities exchange, automated quotation system or over-the-counter market upon which shares of Common Stock are currently listed (subject to official notice of issuance).

     (u) Form S-3 Eligibility. The Company is eligible to register the resale of its Common Stock on a registration statement on Form S-3 under the Securities Act. There exist no facts or circumstances that would prohibit or delay the preparation and filing of a registration statement on Form S-3 with respect to the Registrable Securities (as defined in the Registration Rights Agreement). The Company has no basis to believe that its past or present independent public auditors will withhold their consent to the inclusion, or incorporation by reference, of their audit opinion concerning the Company’s financial statements which are included in the Registration Statement required to be filed pursuant to the Registration Rights Agreement.

     (v) Anti-Takeover Provisions. The Company and its board of directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under its Certificate of Incorporation or the laws of the state of its incorporation which is or could become applicable to the Purchaser as a result of the transactions contemplated by this Agreement, including, without limitation, the Company’s issuance of the Securities and any and all Purchaser’s ownership of the Securities.

     (w) Acknowledgment Regarding The Purchaser’s Purchase of the Securities. The Company acknowledges and agrees that the Purchaser is acting solely in the capacity of arm’s length purchaser with respect to this Agreement and the other Transaction Documents and the transactions contemplated hereby and thereby, and that, as of the date of this Agreement and as of Closing, the Purchaser is not (i) an officer or director of the Company, or (ii) an “affiliate” of the Company (as defined in Rule 144 under the Securities Act (including any successor rule, “Rule 144”)). The Company further acknowledges that the Purchaser is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement or the other Transaction Documents and the transactions contemplated hereby and thereby, and any advice given by a Purchaser or any of its representatives or agents in connection with this Agreement or the other Transaction Documents and the transactions contemplated hereby and thereby is merely incidental to the Purchaser’s purchase of the Securities. The Company further represents to the Purchaser that the Company’s decision to enter into this Agreement and the other Transaction Documents has been based solely on the independent evaluation by the Company and its representatives.

     (x) No General Solicitation or Integrated Offering. Neither the Company nor any distributor participating on the Company’s behalf in the transactions contemplated hereby (if any) nor any person acting for the Company, or any such distributor, has conducted any “general solicitation” (as such term is defined in Regulation D) with respect to any of the Securities being offered hereby. Neither the Company nor any of its affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales of any security or solicited any offers to buy any security under circumstances that would require registration of the Securities being offered hereby under the Securities Act or cause this offering of Securities to be integrated with any prior offering of securities of the Company for purposes of the Securities Act, which result of such integration would require registration under the Securities Act, or any applicable stockholder approval provisions.

     (y) No Brokers. Other than the consulting fee to Saffron Capital Management LLC referred to in Section 4(q), the Company has taken no action that would give rise to any claim by any person for brokerage commissions, finder’s fees or similar payments by any Purchaser relating to this Agreement or the transactions contemplated hereby.

     (z) Acknowledgment Regarding Securities. The number of Conversion Shares issuable upon conversion of the Series B Preferred Stock and the number of Warrant Shares issuable upon exercise of the Warrants may increase in certain circumstances. The Company’s directors and executive officers have studied and fully understand the nature of the Securities being sold hereunder. The Company acknowledges that its obligation to issue Conversion Shares upon conversion of the Series B Preferred Stock in accordance with the terms thereof and the Warrant Shares upon the exercise of the Warrants in accordance with the terms thereof is absolute and unconditional, regardless of the dilution that such issuance may have on the ownership interests of other stockholders and the availability of remedies provided for in any of the Transaction Documents relating to a failure or refusal to issue any Underlying Common Shares. Taking the foregoing into account, the Company’s Board of Directors has determined in its good faith business judgment that the issuance of the Securities hereunder and the consummation of the other transactions contemplated hereby are in the best interests of the Company and its stockholders.

     (aa) Disclosure. All information relating to or concerning the Company and/or any of its Subsidiaries set forth in this Agreement or provided to the Purchaser pursuant to Section 2(d) hereof or otherwise in connection with the transactions contemplated hereby is true and correct in all material respects and the Company has not omitted to state any material fact necessary in order to make the statements made herein or therein, in light of the circumstances under which they were made, not misleading. No event or circumstance has occurred or exists with respect to the Company or its Subsidiaries or their respective businesses, properties, prospects, operations or financial conditions, which has not been publicly disclosed but, under applicable law, rule or regulation, would be required to be disclosed by the Company in an annual or quarterly report filed on the date hereof by the Company under the Exchange Act.

4. COVENANTS.

     (a) Commercially Reasonable Efforts. The parties shall use their respective commercially reasonable efforts timely to satisfy each of the conditions described in Sections 6 and 7 of this Agreement.

     (b) Form D; Blue Sky Laws. The Company shall file with the SEC a Form D with respect to the Securities as required under Regulation D and provide a copy thereof to the Purchaser promptly after such filing. The Company shall, on or before the Closing Date, take such action as the Company shall reasonably determine is necessary to qualify the Securities for sale to the Purchaser pursuant to this Agreement under applicable securities or “blue sky” laws of the states of the United States or obtain exemption therefrom, and shall provide evidence of any such action so taken to the Purchaser on or prior to the Closing Date. Before the beginning of the trading day immediately following the Closing Date, the Company shall file a Form 8-K with the SEC concerning this Agreement and the transactions contemplated hereby, which Form 8-K shall attach this Agreement and its Exhibits as exhibits to such Form 8-K (the “8-K Filing”). As of the date of the 8-K Filing, the Company hereby acknowledges that no Purchaser shall be in possession of any material nonpublic information received from the Company, any of its Subsidiaries or any of its respective officers, directors, employees or agents, that is not disclosed in the 8-K Filing. The Company shall not, and shall cause each of its Subsidiaries and its and each of their respective officers, directors, employees and agents not to, provide any Purchaser with any material nonpublic information regarding the Company or any of its Subsidiaries from and after the 8-K Filing without the express written consent of the Purchaser; provided, however, that a Purchaser that exercises its rights under Section 4(m) hereof or Article XI.B, XI.C or XI.D of the Series B Certificate of Designation shall be deemed to have given such express written consent, but only with respect to the information obtained as a direct result of the assertion of such rights. Subject to the foregoing, neither the Company nor any Purchaser shall issue any press releases or any other public statements with respect to the transactions contemplated hereby; provided, however, that the Company shall be entitled, without the prior approval of any Purchaser, to make any press release or other public disclosure with respect to such transactions (i) in substantial conformity with the 8-K Filing and contemporaneously therewith and (ii) as is required by applicable law and regulations (provided that in the case of clause (i) the Purchaser shall be consulted by the Company in connection with any such press release or other public disclosure prior to its release).

     (c) Reporting Status. So long as the Purchaser (or any of their respective affiliates) beneficially owns any of the Securities, the Company shall timely file all reports required to be filed with the SEC pursuant to the Exchange Act, and the Company shall not terminate its status as an issuer that files reports under the Exchange Act even if the Exchange Act or the rules and regulations thereunder would permit such termination. In addition, the Company shall take all actions necessary to meet the “registrant eligibility” requirements set forth in the general instructions to Form S-3 or any successor form thereto, to continue to be eligible to register the resale of its Common Stock on a registration statement on Form S-3 under the Securities Act.

     (d) Use of Proceeds. The Company shall use the proceeds from the sale and issuance of the Securities for general corporate purposes and working capital. Such proceeds shall not be used to (i) pay dividends; (ii) pay for any increase in executive compensation, pay any severance fee or similar payment, or make any loan or other advance to any officer, employee, shareholder, director or other affiliate of the Company, without the express approval of the Board of Directors acting in accordance with past practice; (iii) purchase debt or equity securities of any entity (including redeeming the Company’s own securities), except for (A) evidences of indebtedness issued or fully guaranteed by the United States of America and having a maturity of not more than one year from the date of acquisition, (B) certificates of deposit, notes, acceptances and repurchase agreements having a maturity of not more than one year from the date of acquisition issued by a bank organized in the United States having capital, surplus and undivided profits of at least $500,000,000, (C) the highest-rated commercial paper having a maturity of not more than one year from the date of acquisition, and (D) “Money Market” fund shares, or money market accounts fully insured by the Federal Deposit Insurance Corporation and sponsored by banks and other financial institutions, provided that the investments consist principally of the types of investments described in clauses (A), (B), or (C) above; (iv) make any investment not directly related to the current business of the Company; or (v) to satisfy any obligations pursuant to the Plan of Reorganization, including the payment of any Claims (as defined therein) pursuant thereto.

     (e) Financial Information. So long as the Purchaser (or any of its respective affiliates) beneficially owns any of the Securities, the Company shall send (via electronic transmission or otherwise) the following reports to each the Purchaser: (i) within ten days after the filing with the SEC, a copy of its Annual Report on Form 10-K, its Quarterly Reports on Form 10-Q, its proxy statements and any Current Reports on Form 8-K; and (ii) within one day after release, copies of all press releases issued by the Company or any of its Subsidiaries.

     (f) Reservation of Shares. The Company currently has authorized and reserved for the purpose of issuance 10,000,000 shares of Common Stock to provide for the full conversion of the Series B Preferred Stock and issuance of the Conversion Shares in connection therewith, the exercise of the Warrants and the issuance of the Warrant Shares in connection therewith and as otherwise required by the Series B Certificate of Designation, the Warrants, the Note and the Registration Rights Agreement (collectively, the “Issuance Obligations”). In the event such number of shares becomes insufficient to satisfy the Issuance Obligations, the Company shall take all necessary action to authorize and reserve such additional shares of Common Stock necessary to satisfy the Issuance Obligations.

     (g) Listing. So long as the Purchaser (or any of its affiliates) beneficially owns any of the Securities, the Company shall maintain the listing of all Underlying Common Shares from time to time issuable upon conversion of the Series B Preferred Stock and upon exercise of the Warrants on each national securities exchange, automated quotation system or electronic bulletin board on which shares of Common Stock are currently listed. The Company shall use commercially reasonable efforts to continue the listing and trading of its Common Stock on the SmallCap Market or on the Nasdaq National Market (the “National Market”), the New York Stock Exchange (the “NYSE”) or the American Stock Exchange (the “AMEX”) and shall comply in all respects with the reporting, filing and other obligations under the bylaws or rules of the National Association of Securities Dealers, Inc. (the “NASD”), such exchanges, or such electronic system, as applicable. The Company shall promptly provide to the Purchaser copies of any notices it receives regarding the continued eligibility of the Common Stock for trading on any securities exchange or automated quotation system on which securities of the same class or series issued by the Company are then listed or quoted, if any.

     (h) Corporate Existence. So long as the Purchaser (or any of its affiliates) beneficially owns any of the Securities, the Company shall maintain its corporate existence, and in the event of a merger, consolidation or sale of all or substantially all of the Company’s assets, the Company shall ensure that the surviving or successor entity in such transaction (i) assumes the Company’s obligations under this Agreement and the other Transaction Documents and the agreements and instruments entered into in connection herewith and therewith regardless of whether or not the Company would have had a sufficient number of shares of Common Stock authorized and available for issuance in order to effect the conversion of all the Series B Preferred Stock and exercise in full of all Warrants outstanding as of the date of such transaction and (ii) except in the event of a merger, consolidation of the Company into any other corporation, or the sale or conveyance of all or substantially all of the assets of the Company where the consideration consists solely of cash, the surviving or successor entity is a publicly traded corporation whose common stock is listed for trading on the SmallCap Market, the National Market, the NYSE or the AMEX.

     (i) No Integrated Offerings. The Company shall not make any offers or sales of any security (other than the Securities) under circumstances that would require registration of the Securities being offered or sold hereunder under the Securities Act or cause this offering of the Securities to be integrated with any other offering of securities by the Company.

     (j) Legal Compliance. The Company shall conduct its business and the business of its Subsidiaries in compliance with all laws, ordinances or regulations of governmental entities applicable to such businesses, except where the failure to do so would not have a Material Adverse Effect.

     (k) Redemptions, Dividends and Repayments of Indebtedness. Except as contemplated hereby, so long as the Purchaser (or any of its affiliates) beneficially owns any of the Series B Preferred Stock, the Company shall not, without first obtaining the written approval of the holders of a majority of the shares of Series B Preferred Stock then outstanding (which approval may be given or withheld by such holders in their sole and absolute discretion), repurchase, redeem or declare or pay any cash dividend or distribution on any shares of capital stock of the Company or repay or prepay any indebtedness of the Company other than as expressly required pursuant to the terms of such indebtedness as in effect on the date hereof.

     (l) Information. So long as the Purchaser (or any of its affiliates) beneficially owns any of the Securities, the Company shall furnish to the Purchaser:

          (i) concurrently with the filing with the SEC of its annual reports on Form 10-K, a certificate of the President, a Vice President or a senior financial officer of the Company stating that, based upon such examination or investigation and review of this Agreement as in the opinion of the signer is necessary to enable the signer to express an informed opinion with respect thereto, neither the Company nor any of its Subsidiaries is or has during such period been in default in the performance or observance of any of the terms, covenants or conditions hereof, or, if the Company or any of its Subsidiaries shall be or shall have been in default, specifying all such defaults, and the nature and period of existence thereof, and what action the Company or such Subsidiary has taken, is taking or proposes to take with respect thereto; and

          (ii) the information the Company must deliver to any holder or to any prospective transferee of Securities in order to permit the sale or other transfer of such Securities pursuant to Rule 144A of the SEC or any similar rule then in effect.

The Company shall keep at its principal executive office a true copy of this Agreement (as at the time in effect), and cause the same to be available for inspection at such office during normal business hours by any holder of Securities or any prospective transferee of Securities designated by a holder thereof.

     (m) Inspection of Properties and Books. So long as the Purchaser (or any of its affiliates) beneficially owns any of the Securities, each the Purchaser who then holds Securities and its representatives and agents (collectively, the “Inspectors”) shall have the right, at the Purchaser’s expense, to visit and inspect any of the properties of the Company and of its Subsidiaries, to examine the books of account and records of the Company and of its Subsidiaries, to make or be provided with copies and extracts therefrom, to discuss the affairs, finances and accounts of the Company and of its Subsidiaries with, and to be advised as to the same by, its and their officers, employees and independent public accountants (and by this provision the Company authorizes such accountants to discuss such affairs, finances and accounts, whether or not a representative of the Company is present) all at such reasonable times and intervals and to such reasonable extent as the Purchaser may desire; provided, however, that each Inspector shall hold in confidence and shall not make any disclosure (except to the Purchaser) of any such information which the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified, unless (i) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement filed pursuant to the Registration Rights Agreement (in which case the Company shall immediately promptly (but in no event more than two trading days after receiving notification from the Inspector) a Form 8-K with the SEC disclosing such information), (ii) the release of such information is ordered pursuant to a subpoena or other order from a court or government body of competent jurisdiction, or (iii) such information has been made generally available to the public other than by disclosure in violation of this or any other agreement. The Purchaser agrees that it shall, upon learning that disclosure of such information is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, the information deemed confidential.

     (n) Shareholders Rights Plan. No claim shall be made or enforced by the Company or any director, officer, employee, representative or other person acting on behalf of the Company that any Purchaser is an “Acquiring Person” under any shareholders rights plan or similar plan or arrangement in effect or hereafter adopted by the Company, or that any Purchaser could be deemed to trigger the provisions of any such plan or arrangement, by virtue of receiving Securities under this Agreement or any other Transaction Documents or under any other agreement between the Company and the Purchaser.

     (o) Pledge of Securities. The Company acknowledges and agrees that the Securities may be pledged by any Purchaser in connection with a bona fide margin agreement or other loan or financing arrangement that is secured by the Securities. The pledge of Securities shall not be deemed to be a transfer, sale or assignment of the Securities hereunder, and no Purchaser effecting a pledge of Securities shall be required to provide the Company with any notice thereof or otherwise make any delivery to the Company pursuant to this Agreement or any other Transaction Document. The Company shall execute and deliver such documentation as a pledgee of the Securities may reasonably request in connection with a pledge of the Securities to such pledgee by a Purchaser.

     (p) Variable Securities. So long as the Purchaser (or any of their respective affiliates) beneficially owns any of the Securities, the Company shall not, without first obtaining the written approval of the holders of a majority of the shares of Series B Preferred Stock then outstanding (which approval may be given or withheld by such holders in their sole and absolute discretion), issue or sell any rights, warrants or options to subscribe for or purchase Common

Stock, or any other securities directly or indirectly convertible into or exchangeable or exercisable for Common Stock, at an effective conversion, exchange or exercise price that varies or may vary with the market price of the Common Stock, including by way of one or more reset(s) to any fixed price.

     (q) Expenses. At the Closing, the Company shall pay to the Purchaser reimbursement for the out-of-pocket expenses reasonably incurred by the Purchaser, its affiliates and its advisors in connection with the negotiation, preparation, execution and delivery of this Agreement and the other Transaction Documents and the consummation of the transactions contemplated hereby and thereby, including, without limitation, the Purchaser’s and their respective affiliates’ and advisors’ reasonable due diligence and attorneys’ fees and expenses (the “Expenses”); provided, however, that the Purchaser shall be permitted, in its discretion, to deduct all of its Expenses from the aggregate purchase price payable by the Purchaser hereunder; and provided, further, that the aggregate amount of the Expenses payable to the Purchaser shall not exceed $110,000.00 (the “Expense Cap”). The Company shall pay the Purchaser fifty thousand dollars ($50,000) of this Expense Cap concurrently with the execution of this Agreement. In addition, from time to time thereafter, upon any Purchaser’s written request, the Company shall pay to the Purchaser such additional Expenses (not to exceed in the aggregate the Expense Cap), if any, not covered by such payment, in each case to the extent reasonably incurred by the Purchaser, its affiliates or its or their advisors in connection with the negotiation, preparation, execution and delivery of this Agreement and the other Transaction Documents and the consummation of the transactions contemplated hereby and thereby. In addition to the foregoing, the Company shall pay Saffron Capital Management LLC a consulting fee in the amount of $125,000 which SDS Capital Group SPC, Ltd. shall be entitled to deduct from the purchase price payable by it hereunder and pay directly to Saffron Capital Management LLC.

     (r) Right of First Refusal. If the Company desires to contract with or otherwise engage any unrelated third party to provide technical recruiting, call center service, outsourced software engineering and integration services, or any similar services (collectively, the “Outsourced Services”), the Company shall give written notification (the “Outsourcing Notification”) of such desire to SDS Capital Group SPC, Ltd. SDS Capital Group SPC, Ltd. shall have fifteen (15) days from its receipt of the Outsourcing Notification in which to advise the Company of its desire to appoint a designee (the “Outsourcing Designee”) to provide such Outsourced Services to the Company. The Outsourcing Designee shall then have the exclusive right, during the thirty (30) day period following the date on which the Company receives written notice of such Outsourcing Designee’s appointment, to develop and deliver to the Company a formal proposal (the “Proposal”) for the provision of such Outsourced Services. The Company shall accept such Proposal if the terms of the Proposal are commercially reasonable. If an Outsourcing Designee is not appointed, or if the Outsourcing Designee fails to deliver to the Company a Proposal in the manner described above, the Company shall have the right to solicit and consider alternative proposals to provide such Outsourced Services, provided, however, that if a contract to provide such Outsourced Services is not executed within ninety (90) days after the Outsourcing Notification, then the provisions of this Section 4(s) will apply again to the Outsourced Services as if the initial Outsourcing Notification had ever been provided.

     (s) Investment Oversight Committee. Effective as of the date hereof, an investment oversight committee (the “Investment Oversight Committee”) shall be established for the purpose of monitoring the disbursement of the net proceeds to the Corporation (i) in connection with the Note issuance and (ii) from the issuance and sale of the Series B Preferred Stock. The Investment Oversight Committee shall consist of two (2) members. The initial members shall be W. Michael Smith and Raahim Don. All expenditures of the proceeds resulting from the sales of securities by the Corporation pursuant to the Series B Securities Purchase Agreement shall require the unanimous, prior, written approval of the members of the Investment Oversight Committee. The Investment Oversight Committee shall remain in existence until the Company has used all of the proceeds received in connection with the transactions contemplated by this Agreement.

     (t) Stockholder Approval. Promptly following the date hereof , the Company and its Board of Directors shall (i) prepare proxy materials and solicit proxies requesting Stockholder Approval (as defined below), (ii) call an annual or special meeting (the “Special Meeting”) of the Company’s stockholders (which shall be held no later than August 1, 2005, subject to any delay caused solely by the SEC’s review of the preliminary proxy statement relating thereto or clearance of the materials under applicable SEC rules and regulations) for the purpose of obtaining Stockholder Approval, (iii) recommend that the Company’s stockholders vote in favor of such approval, and (iv) otherwise use commercially reasonable best efforts to obtain Stockholder Approval. If Stockholder Approval is not obtained at the Special Meeting, the Company and its Board of Directors shall continue to use commercially reasonable best efforts to obtain Stockholder Approval until Stockholder Approval is obtained. A request for Stockholder Approval, unless the Board of Directors receives an opinion of counsel advising that such recommendation would constitute a breach of the directors’ fiduciary duties imposed by applicable law, shall include a recommendation that the Company’s stockholders vote in favor of such approval. All expenses related to the solicitation of proxies with respect to, or otherwise incurred in connection with, obtaining Stockholder Approval shall be borne by the Company. “Stockholder Approval” means the affirmative vote by the holders of the requisite number of votes cast at a meeting of stockholders to duly and validly approve (i) the issuance of the Exchange Warrants upon exchange of the Note in accordance with the terms and conditions thereof and of this Agreement, (ii) the issuance of the Series B Preferred Stock and the C-3 Warrant pursuant to this Agreement, in the event that Nasdaq requires stockholder approval of these transactions in connection with the Supplemental Listing Application (as described in Section 4(u) below), and (iii) any other transaction contemplated hereby which respect to which Nasdaq requires specific stockholder approval in connection with the Supplemental Listing Application (as described in Section 4(u) below).

     (u) Nasdaq Review. Promptly following the execution of this Agreement, the Purchaser and the Company shall cooperate to (i) submit to the Listing Department a copy of this Agreement and any ancillary Transaction Documents that the parties shall agree upon, for, (ii) request that the Listing Department review the Agreement and any other submitted documents and, following such review, approve the Company’s Supplemental Listing Application (provided, however, that the Company shall clarify to Nasdaq in connection with such Supplemental Listing Application that the Company does not intend to seek Stockholder Approval of the sale and issuance of the Series B Preferred Stock or the C-3 Warrant), and (iii) respond to any requests from the Listing Department for further information or documentation, or to discuss any matters relating to this Agreement and the transactions contemplated hereby.

     (v) Operation of Business. Except as otherwise contemplated by this Agreement, during the period from the date hereof to the Closing Date, the Company shall conduct its business in the ordinary course of business and use commercially reasonable efforts to preserve intact in all material respects the business organization of the business, keep available the services of its officers and employees, and maintain its present relationships with licensors, suppliers, distributors, customers and others having significant business relationships with it.

5. SECURITIES TRANSFER MATTERS.

     (a) Conversion and Exercise. Upon conversion of the Series B Preferred Stock or exercise of the Warrants by any person, (i) if the DTC Transfer Conditions (as defined below) are satisfied, the Company shall cause its transfer agent to electronically transmit all Underlying Common Shares by crediting the account of such person or its nominee with the Depository Trust Company (“DTC”) through its Deposit Withdrawal Agent Commission system; or (ii) if the DTC Transfer Conditions are not satisfied, the Company shall issue and deliver, or instruct its transfer agent to issue and deliver, certificates (subject to the legend and other applicable provisions hereof and the Series B Certificate of Designation and Warrants), registered in the name of such person its nominee, physical certificates representing the Underlying Common Shares, as applicable. Even if the DTC Transfer Conditions are satisfied, any person effecting a conversion of Series B Preferred Stock or exercising Warrants may instruct the Company to deliver to such person or its nominee physical certificates representing the Underlying Common Shares, as applicable, in lieu of delivering such shares by way of DTC Transfer. For purposes of this Agreement, “DTC Transfer Conditions” means that (A) the Company’s transfer agent is participating in the DTC Fast Automated Securities Transfer program and (B) the certificates for the Underlying Common Shares required to be delivered do not bear a legend and the person effecting such conversion or exercise is not then required to return such certificate for the placement of a legend thereon.

     (b) Transfer or Resale. The Purchaser understands that (i) except as provided in the Registration Rights Agreement, the sale or resale of the Securities have not been and are not being registered under the Securities Act or any state securities laws, and the Securities may not be transferred unless (A) the transfer is made pursuant to and as set forth in an effective registration statement under the Securities Act covering the Securities; or (B) the Purchaser shall have delivered to the Company an opinion of counsel (which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that the Securities to be sold or transferred may be sold or transferred pursuant to an exemption from such registration under the Securities Act or any state securities laws; or (C) sold under and in compliance with Rule 144; and (ii) neither the Company nor any other person is under any obligation to register such Securities under the Securities Act or any state securities laws (other than pursuant to the terms of the Registration Rights Agreement). Notwithstanding the foregoing or anything else contained herein to the contrary, the Securities may be pledged as collateral in connection with a bona fide margin account or other lending arrangement, provided such pledge is consistent with applicable laws, rules and regulations.

     (c) Legends. The Purchaser understands that the Series B Preferred Stock, the Note and the Warrants and, until such time as the Underlying Common Shares have been registered under the Securities Act (including registration pursuant to Rule 416 thereunder) as contemplated by the Registration Rights Agreement or otherwise may be sold by the Purchaser under Rule 144, the certificates for the Underlying Common Shares may bear a restrictive legend in substantially the following form:

The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended, or the securities laws of any state of the United States or in any other jurisdiction. The securities represented hereby may not be offered, sold or transferred in the absence of an effective registration statement for the securities under applicable securities laws unless offered, sold or transferred pursuant to an available exemption from the registration requirements of those laws.

     The Company shall, immediately prior to a registration statement covering the Securities (including, without limitation, the Registration Statement contemplated by the Registration Rights Agreement) being declared effective, deliver to its transfer agent an opinion letter of counsel, opining that at any time such registration statement is effective, the transfer agent shall issue, in connection with the issuance of the Underlying Common Shares, certificates representing such Underlying Common Shares without the restrictive legend above, provided such Underlying Common Shares are to be sold pursuant to the prospectus contained in such registration statement. Upon receipt of such opinion, the Company shall use commercially reasonable efforts to cause the transfer agent to confirm, for the benefit of the holders, that no further opinion of counsel is required at the time of transfer in order to issue such shares without such restrictive legend.

     The legend set forth above shall be removed and the Company shall issue a certificate without such legend to the holder of any Security upon which it is stamped, if, unless otherwise required by state securities laws, (i) the sale of such Security is registered under the Securities Act (including registration pursuant to Rule 416 thereunder); (ii) such holder provides the Company with an opinion of counsel, in form, substance and scope customary for opinions of counsel in comparable transactions, to the effect that a public sale or transfer of such Security may be made without registration under the Securities Act; or (iii) such holder provides the Company with reasonable assurances that such Security can be sold under Rule 144. In the event the above legend is removed from any Security and thereafter the effectiveness of a registration statement covering such Security is suspended or the Company determines that a supplement or amendment thereto is required by applicable securities laws, then upon reasonable advance written notice to the Purchaser the Company may require that the above legend be placed on any such Security that cannot then be sold pursuant to an effective registration statement or under Rule 144 and the Purchaser shall cooperate in the replacement of such legend. Such legend shall thereafter be removed when such Security may again be sold pursuant to an effective registration statement or under Rule 144.

     (d) Transfer Agent Instruction. Upon compliance by any Purchaser with the provisions of this Section 5 with respect to the transfer of any Securities, the Company shall permit the transfer of such Securities and, in the case of the transfer of Conversion Shares or Warrant Shares, promptly instruct its transfer agent to issue one or more certificates (or effect a

DTC Transfer) in such name and in such denominations as specified by the Purchaser. The Company shall not give any instructions to its transfer agent with respect to the Securities, other than any permissible or required instructions provided in this Section 5, and the Securities shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement.

6. CONDITIONS TO THE COMPANY’S OBLIGATIONS TO ISSUE SECURITIES AT THE CLOSINGS.

     (a) Conditions to Both Closings. The obligation of the Company hereunder to issue and sell the Series B Preferred Stock and C-3 Warrant to the Purchaser hereunder is subject to the satisfaction, at or before the Series B Closing Date, and the obligation of the Company hereunder to issue and sell the C-1 Warrant and C-2 Warrant to the Purchaser hereunder is subject to the satisfaction, at or before the Exchange Closing Date, of each of the following conditions, provided that such conditions are for the Company’s sole benefit and may be waived by the Company at any time in its sole discretion:

          (i) Bridge Loan. The parties hereto shall have consummated the loan and issuance of the Note contemplated in Section 1(a) hereof.

          (ii) Execution of Transaction Documents. The Purchaser shall have executed the Purchaser’s Execution Page to this Agreement and each other Transaction Document to which the Purchaser is a party and delivered the same to the Company.

          (iii) Nasdaq Approval. The Nasdaq Stock Market, Inc. Listing Qualifications Department (the “Listing Department”) shall have advised the Company of the Listing Department’s approval of the Company’s Supplemental Listing Application, subject to stockholder approval of the issuance of the C-1 Warrant and the C-2 Warrant in connection with the Exchange.

          (iv) Representations and Warranties True; Covenants Performed. The representations and warranties of the Purchaser shall be true and correct in all material respects as of the date when made and as of such Closing Date as though made at that time (except for representations and warranties that speak as of a specific date, which representations and warranties shall be true and correct as of such date), and the Purchaser shall have performed, satisfied and complied with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Purchaser at or prior to such Closing Date.

          (v) No Legal Prohibition. No statute, rule, regulation, executive order, decree, ruling, injunction, action or proceeding shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which restricts or prohibits the consummation of any of the transactions contemplated by this Agreement.

     (b) Additional Conditions to Series B Closing. The obligation of the Company hereunder to issue and sell the Series B Preferred Stock and C-3 Warrant to the Purchaser hereunder is subject to the satisfaction, at or before the Series B Closing Date, of each of the following additional conditions, provided that such conditions are for the Company’s sole benefit and may be waived by the Company at any time in its sole discretion:

          (i) Stockholder Approval. The Company shall have obtained Stockholder Approval with respect to the sale and issuance of the Series B Preferred Stock and C-3 Warrant, if Nasdaq requires such Stockholder Approval as a condition to the sale and issuance of the Series B Preferred Stock and C-3 Warrant (as described in Section 4(u) hereof).

          (ii) Payment of Purchase Price. The Purchaser shall have delivered the full amount of the Series B Purchase Price to the Company by wire transfer in accordance with the Company’s written wiring instructions.

     (c) Additional Conditions to Exchange Closing. The obligation of the Company hereunder to issue and sell the C-1 Warrant and C-2 Warrant to the Purchaser hereunder is subject to the satisfaction, at or before the Exchange Closing Date, of each of the following conditions, provided that such conditions are for the Company’s sole benefit and may be waived by the Company at any time in its sole discretion:

          (i) Stockholder Approval. The Company shall have obtained Stockholder Approval with respect to the sale and issuance of the C-1 Warrant and the C-2 Warrant.

          (ii) The Purchaser shall surrendered the Note to the Company for exchange pursuant to the terms thereof.

7. CONDITIONS TO THE PURCHASER’S OBLIGATIONS TO PURCHASE SECURITIES AT THE CLOSINGS.

     (a) Conditions to Both Closings. The obligation of the Purchaser to exchange the Series A Preferred Stock and pay cash to purchase the Series B Preferred Stock and C-3 Warrant hereunder is subject to the satisfaction, at or before the Series B Closing Date, and the obligation of the Purchaser to exchange the Note for the C-1 Warrant and C-2 Warrant hereunder is subject to the satisfaction, at or before the Exchange Closing Date, of each of the following conditions, provided that such conditions are for the Purchaser’s sole benefit and may be waived by the Purchaser at any time in its sole discretion:

          (i) Bridge Loan. The parties hereto shall have consummated the loan and issuance of the Note contemplated in Section 1(a) hereof.

          (ii) Execution of Transaction Documents. The Company shall have executed the Company’s Execution Page to this Agreement and each other Transaction Document to which the Company is a party (other than the Warrants) and delivered executed originals of the same to the Purchaser.

          (iii) Nasdaq Approval. The Listing Department shall have advised the Company of the Listing Department’s approval of the Company’s Supplemental Listing Application, subject to stockholder approval of the issuance of the C-1 Warrant and the C-2 Warrant in connection with the Exchange.

          (iv) Filing of Certificate of Designation. The Certificate of Designation shall have been filed and accepted for filing with the Secretary of State of the State of Delaware and a copy thereof certified by the Secretary of State of the State of Delaware shall have been delivered to the Purchaser.

          (v) Listing. The Common Stock shall be authorized for quotation and listed on the SmallCap Market and trading in the Common Stock (or on the SmallCap Market generally) shall not have been suspended by the SEC or the SmallCap Market.

          (vi) Representations and Warranties True; Covenants Performed. The representations and warranties of the Company, to the extent qualified by materiality or Material Adverse Effect, shall be true and correct as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date, which representations and warranties shall be true and correct as of such date); the representations and warranties of the Company, to the extent not qualified by materiality or Material Adverse Effect, shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date, which representations and warranties shall be true and correct in all material respects as of such date); and the Company shall have performed, satisfied and complied with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing Date. The Purchaser shall have received a certificate, executed by the Chief Executive Officer of the Company after reasonable investigation, dated as of the Closing Date, to the foregoing effect and as to such other matters as may reasonably be requested by the Purchaser.

          (vii) No Legal Prohibition. No statute, rule, regulation, executive order, decree, ruling, injunction, action or proceeding shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which restricts or prohibits the consummation of, any of the transactions contemplated by this Agreement.

          (viii) Legal Opinion. The Purchaser shall have received an opinion of the Company’s counsel, dated as of the Closing Date, in the substantially the same form as the legal opinion of Company’s counsel delivered to the Purchaser in connection with the sale and issuance of the Series A Preferred Stock to the Purchaser.

          (ix) No Material Adverse Change. There shall have been no material adverse changes and no material adverse developments in the business, properties, operations, prospects, financial condition or results of operations of the Company and its Subsidiaries, taken as a whole, since the date hereof.

          (x) Corporate Approvals. The Purchaser shall have received a copy of resolutions, duly adopted by the Board of Directors of the Company, which shall be in full force and effect at the time of the Closing, authorizing the execution, delivery and performance by the Company of this Agreement and the other Transaction Documents and the consummation by the Company of the transactions contemplated hereby and thereby, certified as such by the Secretary or Assistant Secretary of the Company, and such other documents they reasonably request in connection with the Closing.

     (b) Additional Conditions to Series B Closing. The obligation of the Purchaser hereunder to exchange the Series A Preferred Stock and pay cash to purchase the Series B Preferred Stock and C-3 Warrant is subject to the satisfaction, at or before the Series B Closing Date, of each of the following additional conditions, provided that such conditions are for the Purchaser’s sole benefit and may be waived by the Purchaser at any time in its sole discretion:

          (i) Stockholder Approval. The Company shall have obtained Stockholder Approval with respect to the sale and issuance of the Series B Preferred Stock and C-3 Warrant, if Nasdaq requires such Stockholder Approval as a condition to the sale and issuance of the Series B Preferred Stock and C-3 Warrant (as described in Section 4(u) hereof).

          (ii) Delivery of Securities. The Company shall have delivered to the Purchaser (i) duly executed certificates representing the Series B Preferred Stock and (ii) the duly executed C-3 Warrant (each in proper form and in such denominations as the Purchaser shall reasonably request), registered in the Purchaser’s name.

     (c) Additional Conditions to Exchange Closing. The obligation of the Company hereunder to exchange the Note for the C-1 Warrant and C-2 Warrant hereunder is subject to the satisfaction, at or before the Exchange Closing Date, of each of the following additional conditions, provided that such conditions are for the Purchaser’s sole benefit and may be waived by the Purchaser at any time in its sole discretion:

          (i) Stockholder Approval. The Company shall have obtained Stockholder Approval with respect to the sale and issuance of the C-1 Warrant and the C-2 Warrant.

          (ii) Delivery of Securities. The Company shall have delivered to the Purchaser the duly executed C-1 Warrant and C-2 Warrant (each in proper form and in such denominations as the Purchaser shall reasonably request), registered in the Purchaser’s name.

8. GOVERNING LAW; MISCELLANEOUS.

     (a) Governing Law; Jurisdiction. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware applicable to contracts made and to be performed in the State of Delaware. The Company and the Purchaser irrevocably consent to the jurisdiction of the United States federal courts and the state courts located in the County of New Castle, Delaware, in any suit or proceeding based on or arising under this Agreement and irrevocably agree that all claims in respect of such suit or proceeding may be determined in such courts. The Company and the Purchaser irrevocably waive the defense of an inconvenient forum to the maintenance of such suit or proceeding in such forum. The Company and the Purchaser further agree that service of process upon the Company mailed by first class mail shall be deemed in every respect effective service of process upon the Company in any such suit or proceeding. Nothing herein shall affect the right of the Company or any Purchaser to serve process in any other manner permitted by law. The Company and the Purchaser agree that a final non-appealable judgment in any such suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on such judgment or in any other lawful manner.

     (b) Counterparts. This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. This Agreement, once executed by a party, may be delivered to the other parties hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement. In the event any signature is delivered by facsimile transmission, the party using such means of delivery shall cause the manually executed execution page(s) hereof to be physically delivered to the other party within five days of the execution hereof, provided that the failure to so deliver any manually executed execution page shall not affect the validity or enforceability of this Agreement.

     (c) Construction. Whenever the context requires, the gender of any word used in this Agreement includes the masculine, feminine or neuter, and the number of any word includes the singular or plural. Unless the context otherwise requires, all references to articles and sections refer to articles and sections of this Agreement, and all references to schedules are to schedules attached hereto, each of which is made a part hereof for all purposes. The descriptive headings of the several articles and sections of this Agreement are inserted for purposes of reference only, and shall not affect the meaning or construction of any of the provisions hereof.

     (d) Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.

     (e) Entire Agreement; Amendments. This Agreement and the other Transaction Documents (including any schedules and exhibits hereto and thereto) contain the entire understanding of the Purchaser, the Company, their affiliates and persons acting on their behalf with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Purchaser make any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived other than by an instrument in writing signed by the party to be charged with enforcement, and no provision of this Agreement may be amended other than by an instrument in writing signed by the Company and the Purchaser.

     (f) Notices. Any notices required or permitted to be given under the terms of this Agreement shall be in writing and sent by certified or registered mail (return receipt requested) or delivered personally, by nationally recognized overnight carrier or by confirmed facsimile transmission, and shall be effective five days after being placed in the mail, if mailed, or upon receipt or refusal of receipt, if delivered personally or by nationally recognized overnight carrier or confirmed facsimile transmission, in each case addressed to a party as provided herein. The initial addresses for such communications shall be as follows, and each party shall provide notice to the other parties of any change in such party’s address:

          (i) If to the Company:

Remote Dynamics, Inc.
1155 Kas Drive, Suite 100

Richardson, TX 75081
Telephone: (972) 301-2733
Facsimile: (972) 301-2633
Attention: J. Raymond Bilbao, Esquire

with a copy simultaneously transmitted by like means (which transmittal shall not constitute notice hereunder) to:

Locke Liddell & Sapp LLP
2200 Ross Avenue
Suite 2200
Dallas, TX 75201-6776
Telephone: (214) 740-8570
Facsimile: (214) 756-8570
Attention: Stephen L. Sapp, Esquire

          (ii) If to any Purchaser, to the address set forth under the Purchaser’s name on the Execution Page hereto executed by the Purchaser.

     (g) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns. Except as provided herein, the Company shall not assign this Agreement or any rights or obligations hereunder. Any Purchaser may assign or transfer the Securities pursuant to the terms of this Agreement and of such Securities, or assign the Purchaser’s rights hereunder to any other person or entity in accordance with applicable law.

     (h) Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person; provided, however, that Section 4(q) may be enforced by any Purchaser’s affiliates and its or their advisors to the extent the same is entitled to reimbursement of Expenses pursuant thereto.

     (i) Survival. The representations and warranties of the Company and the agreements and covenants set forth in Sections 3, 4, 5 and 8 hereof shall survive the Closing for a period of two years notwithstanding any due diligence investigation conducted by or on behalf of any Purchaser. Moreover, none of the representations and warranties made by the Company herein shall act as a waiver of any rights or remedies any Purchaser may have under applicable U.S. federal or state securities laws.

     (j) Publicity. The Company and the Purchaser shall have the right to approve before issuance any press releases, SEC or, to the extent applicable, NASD filings, or any other public statements with respect to the transactions contemplated hereby; provided, however, that the Company shall be entitled, without the prior approval of the Purchaser, to make any press release or SEC or, to the extent applicable, NASD filings with respect to such transactions as is required by applicable law and regulations (although the Purchaser shall be consulted by the Company in connection with any such press release and filing prior to its release and shall be provided with a copy thereof and must provide specific consent to the use of their name in connection therewith, which consent shall not be withheld if Company counsel advises the Company in writing that NASD rules or applicable law explicitly require the use of the Purchaser’s name).

     (k) Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

     (l) Indemnification. In consideration of the Purchaser’s execution and delivery of this Agreement and the other Transaction Documents and purchase of the Securities hereunder, and in addition to all of the Company’s other obligations under this Agreement and the other Transaction Documents, from and after the Closing, the Company shall defend, protect, indemnify and hold harmless the Purchaser and each other holder of the Securities and all of their stockholders, partners, members, officers, directors, employees and direct or indirect investors and any of the foregoing persons’ agents or other representatives (including, without limitation, those retained in connection with the transactions contemplated by this Agreement, collectively, the “Indemnitees”) from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys’ fees and disbursements (the “Indemnified Liabilities”), incurred by any Indemnitee as a result of, or arising out of, or relating to (i) any misrepresentation or breach of any representation or warranty made by the Company in this Agreement, any other Transaction Document or any other certificate, instrument or document contemplated hereby or thereby, (ii) any breach of any covenant, agreement or obligation of the Company contained in this Agreement, any other Transaction Document or any other certificate, instrument or document contemplated hereby or thereby or (iii) any cause of action, suit, claim, order, proceeding or process brought or made against such Indemnitee by a third party (including for these purposes a derivative action brought on behalf of the Company) and arising out of or resulting from (A) the execution, delivery, performance or enforcement of this Agreement, any other Transaction Document or any other certificate, instrument or document contemplated hereby or thereby, (B) any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of the issuance and sale of the Securities, or (C) the status of the Purchaser or holder of the Securities as an investor in the Company. To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law. Except as otherwise set forth herein, the mechanics and procedures with respect to the rights and obligations under this Section 8(l) shall be the same as those set forth in Section 6(c) of the Registration Rights Agreement.

     (m) Payment Set Aside. To the extent that the Company makes a payment or payments to any Purchaser hereunder or pursuant to any of the other Transaction Documents or any Purchaser enforces or exercises its rights hereunder or thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

     (n) Joint Participation in Drafting. Each party to this Agreement has participated in the negotiation and drafting of this Agreement and the other Transaction Documents. As such, the language used herein and therein shall be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction will be applied against any party to this Agreement.

     (o) Remedies. No provision of this Agreement or any other Transaction Document providing for any remedy to a Purchaser shall limit any other remedy which would otherwise be available to the Purchaser at law, in equity or otherwise. Nothing in this Agreement or any other Transaction Document shall limit any rights any Purchaser may have under any applicable federal or state securities laws with respect to the investment contemplated hereby. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Purchaser by vitiating the intent and purpose of the transactions contemplated hereby. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations hereunder (including, but not limited to, its obligations pursuant to Section 5 hereof) will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Agreement (including, but not limited to, its obligations pursuant to Section 5 hereof), that the Purchaser shall be entitled, in addition to all other available remedies, to an injunction restraining any breach and requiring immediate issuance and transfer of the Securities, without the necessity of showing economic loss and without any bond or other security being required.

     (p) Knowledge. As used in this Agreement, the term “knowledge” of any person or entity shall mean and include (i) actual knowledge and (ii) that knowledge which a reasonably prudent business person could have obtained in the management of his or her business affairs after making due inquiry and exercising due diligence which a prudent business person should have made or exercised, as applicable, with respect thereto.

[REMAINDER OF PAGE LEFT BLANK INTENTIONALLY]

     IN WITNESS WHEREOF, the undersigned Purchaser and the Company have caused this Agreement to be duly executed as of the date first above written.

REMOTE DYNAMICS, INC.

By:	/s/ W. Michael Smith

Name:	W. Michael Smith
Title:	Chief Operating Officer

PURCHASER:

SDS CAPITAL GROUP SPC, LTD. for itself and on behalf of its Class A Segregated portfolio, Class B Segregated portfolio, Class C Segregated portfolio and all future Segregated portfolios created by it from time to time
(Print or Type Name of Purchaser)

By:	/s/ Kevin Johnson

Name:	Kevin Johnson
Title:	Managing Director

RESIDENCE: CAYMAN ISLANDS

ADDRESS:	c/o SDS Management, LLC
53 Forest Avenue, Second Floor
Old Greenwich, CT 06870
Telephone: (203) 967-5850
Facsimile: (203) 967-5851
Attention: Steven Derby

[SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT]

APPENDIX C

EXECUTION VERSION

VOID AFTER 5:00 P.M., NEW YORK CITY
TIME, ON ____________, 2010
(UNLESS EXTENDED PURSUANT TO SECTION 2 HEREOF)

THIS WARRANT AND THE SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER JURISDICTION. THE SECURITIES REPRESENTED HEREBY MAY NOT BE OFFERED, SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER APPLICABLE SECURITIES LAWS UNLESS OFFERED, SOLD OR TRANSFERRED PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THOSE LAWS.

Right to Purchase 2,000,000 Shares of Common Stock, par value $.01 per share

Date: _________, 2005

REMOTE DYNAMICS, INC.
STOCK PURCHASE WARRANT

     THIS CERTIFIES THAT, for value received, SDS Capital Group SPC, Ltd., or its registered and permitted assigns, is entitled to purchase from Remote Dynamics, Inc., a corporation organized under the laws of the State of Delaware (the “Company”), at any time or from time to time during the period specified in Section 2 hereof, Two Million (2,000,000) fully paid and nonassessable shares (the “Warrant Shares”) of the Company’s common stock, par value $.01 per share (the “Common Stock”), at an initial exercise price per share (the “Exercise Price”) equal to $1.75. The number of Warrant Shares and the Exercise Price are subject to adjustment as provided in Section 4 hereof. The term “Warrant” and all references thereto, as used throughout this instrument, shall mean this instrument as originally executed, or if later amended or supplemented, then as so amended or supplemented, including all Warrants issued upon transfer or exchange of this Warrant as provided herein, and the term “Warrants” means this Warrant and the other warrants of the Company issued pursuant to the Securities Purchase Agreement dated as of May 31, 2005 by and among the Company and the other signatories thereto (the “Securities Purchase Agreement”).

     This Warrant is subject to the following terms, provisions and conditions:

1. Exercise of Warrant.

     (a) Subject to the provisions hereof, including, without limitation, the limitations contained in Section 10 hereof, this Warrant may be exercised by the holder hereof, in whole or in part, by delivering (personally, by nationally recognized overnight carrier or by confirmed facsimile transmission) a copy of this Warrant and a completed exercise notice in the form attached hereto (the “Exercise Notice”), to the Company during normal business hours on any business day at the Company’s principal executive offices (or such other office or agency of the Company as it may designate by written notice to the holder hereof), and upon (i) payment to the Company in cash, by certified or official bank check or by wire transfer for the account of the Company, of the Exercise Price for the Warrant Shares specified in the Exercise Notice or (ii) if the holder is effectuating a Cashless Exercise (as defined in Section 9 hereof) pursuant to Section 9 hereof, delivery to the Company of a written notice of an election to effect a Cashless Exercise for the Warrant Shares specified in the Exercise Notice. The holder shall surrender the Warrant to the Company concurrently with the delivery of the Exercise Notice or promptly thereafter.

     (b) The Warrant Shares purchased upon exercise of this Warrant in accordance with this Section 1 shall be deemed to be issued to the holder hereof or the holder’s designee, as the record owner of such shares, as of the close of business on the date on which a copy of this Warrant shall have been delivered, the completed Exercise Notice shall have been delivered, and payment shall have been made for such shares as set forth above or, if such date is not a business day, on the next succeeding business day. The Warrant Shares so purchased, representing the aggregate number of shares specified in the Exercise Notice, shall be delivered to the holder hereof or the holder’s designee within a reasonable time, not exceeding two business days after the surrender of this Warrant to the Company (the “Delivery Period”). If the Company’s transfer agent is participating in the Depository Trust Company (“DTC”) Fast Automated Securities Transfer program, and so long as the certificates therefor do not bear a legend (pursuant to the terms of the Securities Purchase Agreement) and the holder is not obligated to return such certificate for the placement of a legend thereon (pursuant to the Securities Purchase Agreement), the Company shall cause its transfer agent to electronically transmit the Warrant Shares so purchased to the holder or the holder’s designee by crediting the account of the holder or the holder’s designee or its respective nominee with DTC through its Deposit Withdrawal Agent Commission system (“DTC Transfer”). If the aforementioned conditions to a DTC Transfer are not satisfied, the Company shall deliver to the holder or the holder’s designee physical certificates representing the Warrant Shares so purchased. Notwithstanding the foregoing, the holder or the holder’s designee may instruct the Company to deliver to the holder or such designee physical certificates representing the Warrant Shares so purchased in lieu of delivering such shares by way of DTC Transfer. Any certificates so delivered shall be in such denominations as may be reasonably requested by the holder hereof or the holder’s designee, shall be registered in the name of the holder or such other name as shall be designated by the holder and, following the date on which the Warrant Shares have been registered under the Securities Act pursuant to that certain Registration Rights Agreement, dated as of the initial issuance date of the Company’s Series B Preferred Stock, by and among the Company and the other signatories thereto (the “Registration Rights Agreement”) or otherwise may be sold by the holder pursuant to Rule 144 promulgated under the Securities Act (or a successor rule), shall not bear any restrictive legend. If this Warrant shall have been exercised only in part, then the Company shall, at its expense, at the time of delivery of such certificates, deliver to the holder a new Warrant representing the number of shares with respect to which this Warrant shall not then have been exercised.

     (c) If, at any time, a holder of this Warrant submits this Warrant, an Exercise Notice and payment to the Company of the Exercise Price for each of the Warrant Shares specified in the Exercise Notice (including pursuant to a Cashless Exercise), and the Company fails for any reason (other than the reasons contemplated by Section 10 hereof) to deliver, on or prior to the fourth business day following the expiration of the Delivery Period for such exercise, the number of shares of Common Stock to which the holder is entitled upon such exercise (an “Exercise Default”), then the Company shall pay to the holder payments (“Exercise Default Payments”) for an Exercise Default in the amount of (i) (N/365), multiplied by (ii) the amount by which the Market Price (as defined in Section 11 hereof) of the Common Stock on the date the Exercise Notice giving rise to the Exercise Default is transmitted in accordance with this Section 1 (the “Exercise Default Date”) exceeds the Exercise Price in respect of such Warrant Shares, multiplied by (iii) the number of shares of Common Stock the Company failed to so deliver in such Exercise Default, multiplied by (iv) .18, where N equals the number of days from the Exercise Default Date to the date that the Company effects the full exercise of this Warrant which gave rise to the Exercise Default. The accrued Exercise Default Payment for each calendar month shall be paid in cash and shall be made to the holder by the fifth day of the month following the month in which it has accrued. Nothing herein shall limit the holder’s right to pursue actual damages for the Company’s failure to maintain a sufficient number of authorized shares of Common Stock as required pursuant to the terms of Section 3(b) hereof or to otherwise issue shares of Common Stock upon exercise of this Warrant in accordance with the terms hereof, and the holder shall have the right to pursue all remedies available at law or in equity (including a decree of specific performance and/or injunctive relief).

2. Period of Exercise. This Warrant shall be exercisable at any time or from time to time during the period (the “Exercise Period”) commencing on the six-month anniversary of the date hereof (the “Commencement Date”) and ending at 5:00 p.m., New York City time, on the fifth anniversary of the initial issuance of this Warrant. The Exercise Period shall automatically be extended by one day for each day on which (a) the Company does not have a number of shares of Common Stock reserved for issuance upon exercise hereof at least equal to the number of shares of Common Stock issuable upon exercise hereof or otherwise fails to deliver shares of Common Stock in the names set forth in Section 1 hereof upon proper exercise hereof, or (b) the Warrant Shares are not then otherwise registered for resale as required pursuant to the terms of the Registration Rights Agreement.

3. Certain Agreements of the Company. The Company hereby covenants and agrees as follows:

     (a) Shares to be Fully Paid. All Warrant Shares shall, upon issuance in accordance with the terms of this Warrant, be validly issued, fully paid and non-assessable and free from all taxes, liens, claims and encumbrances.

     (b) Reservation of Shares. During the Exercise Period, the Company shall at all times have authorized, and reserved for the purpose of issuance upon exercise of this Warrant, a sufficient number of shares of Common Stock to provide for the exercise in full of this Warrant (without giving effect to the limitations on exercise set forth in Section 10 hereof).

     (c) Listing. The Company shall use commercially reasonable efforts to promptly secure the listing or quotation of the shares of Common Stock issuable upon exercise of this Warrant upon each national securities exchange or automated or electronic quotation system, if any, upon which shares of Common Stock are then listed or quoted or become listed or quoted (subject to official notice of issuance upon exercise of this Warrant) and shall maintain, so long as any other shares of Common Stock shall be so listed or quoted, such listing or quotation of all shares of Common Stock from time to time issuable upon the exercise of this Warrant; and the Company shall so list or apply for quotation on each national securities exchange or automated or electronic quotation system, as the case may be, and shall maintain such listing or quotation of, any other shares of capital stock of the Company issuable upon the exercise of this Warrant if and so long as any shares of the same class shall be listed or quoted on such national securities exchange or automated or electronic quotation system.

     (d) Certain Actions Prohibited. The Company shall not, by amendment of its charter or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed by it hereunder, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all such action as may reasonably be requested by the holder of this Warrant in order to protect the economic benefit inuring to the holder hereof and the exercise privilege of the holder of this Warrant against dilution or other impairment, consistent with the tenor and purpose of this Warrant. Without limiting the generality of the foregoing, the Company (i) shall not increase the par value of any shares of Common Stock receivable upon the exercise of this Warrant above the Exercise Price then in effect, and (ii) shall take all such actions as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant.

     (e) Successors and Assigns. This Warrant shall be binding upon any entity succeeding to the Company by merger, consolidation, or acquisition of all or substantially all of the Company’s assets.

     (f) Dilutive Issuances. The Company shall not make a Dilutive Issuance, as defined in the Certificate of Designation, Preferences and Rights of the Company’s Series B Preferred Stock) without first obtaining the consent of the holder of this Warrant.

4. Antidilution Provisions. During the period beginning on the date of the Securities Purchase Agreement and ending on the termination of the Exercise Period (the “Adjustment Period”), the Exercise Price and the number of Warrant Shares issuable hereunder shall be subject to adjustment from time to time as provided in this Section 4.

     (a) Stock Splits, Stock Dividends, Etc. If, at any time during the Adjustment Period, the number of outstanding shares of Common Stock is increased by a stock split, stock dividend, combination, reclassification or other similar event, the Exercise Price in effect immediately prior to such increase shall be proportionately reduced, or if the number of outstanding shares of

Common Stock is decreased by a reverse stock split, combination, reclassification or other similar event, the Exercise Price in effect immediately prior to such decrease shall be proportionately increased.

     (b) Merger, Consolidation, Etc. If, at any time during the Adjustment Period, there shall be (i) any reclassification or change of the outstanding shares of Common Stock (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), (ii) any consolidation or merger of the Company with any other entity (other than a merger in which the Company is the surviving or continuing entity and its capital stock is unchanged), (iii) any sale or transfer of all or substantially all of the assets of the Company or (iv) any share exchange or other transaction pursuant to which all of the outstanding shares of Common Stock are converted into other securities or property (each of (i) - (iv) above being a “Corporate Change”), then the holder hereof shall thereafter have the right to receive upon exercise of this Warrant, in lieu of the Warrant Shares otherwise issuable, such shares of stock, securities and/or other property as would have been issued or payable in such Corporate Change with respect to or in exchange for the number of Warrant Shares which would have been issuable upon exercise had such Corporate Change not taken place (without giving effect to the limitations contained in Section 10), and in any such case, appropriate provisions (in form and substance reasonably satisfactory to the holder hereof) shall be made with respect to the rights and interests of the holder to the end that the economic value of this Warrant is in no way diminished by such Corporate Change and that the provisions hereof (including, without limitation, in the case of any such consolidation, merger or sale in which the successor entity or purchasing entity is not the Company, an immediate adjustment of the Exercise Price and Warrant Shares so that the Exercise Price and Warrant Shares immediately after the Corporate Change reflects the same relative value as compared to the value of the surviving entity’s common stock that existed between the Exercise Price and the Warrant Shares and the value of the Company’s Common Stock immediately prior to such Corporate Change) shall thereafter be applicable, as nearly as may be practicable in relation to any shares of stock or securities thereafter deliverable upon the exercise thereof. The Company shall not effect any Corporate Change unless (A) the holder hereof has received written notice of such transaction at least 30 days prior thereto, but in no event later than 15 days prior to the record date for the determination of stockholders entitled to vote with respect thereto, and (B) the resulting successor or acquiring entity (if not the Company) assumes by written instrument (in form and substance reasonable satisfactory to the holder hereof) the obligations of the Company under this Warrant. The above provisions shall apply regardless of whether or not there would have been a sufficient number of shares of Common Stock authorized and available for issuance upon exercise hereof as of the date of such transaction, and shall similarly apply to successive reclassifications, consolidations, mergers, sales, transfers or share exchanges.

     (c) Distributions. If, at any time during the Adjustment Period, the Company shall declare or make any distribution of its assets (or rights to acquire its assets) to holders of Common Stock as a partial liquidating dividend, by way of return of capital or otherwise (including any dividend or distribution to the Company’s stockholders in cash or shares (or rights to acquire shares) of capital stock of a subsidiary (i.e., a spin-off)) (a “Distribution”), then the holder hereof shall be entitled, upon any exercise of this Warrant after the date of record for determining stockholders entitled to such Distribution (or if no such record is taken, the date on which such Distribution is declared or made), to receive the amount of such assets which would have been payable to the holder with respect to the Warrant Shares issuable upon such exercise (without giving effect to the limitations contained in Section 10) had the holder hereof been the holder of such Warrant Shares on the record date for the determination of stockholders entitled to such Distribution (or if no such record is taken, the date on which such Distribution is declared or made).

     (d) Convertible Securities and Purchase Rights. If, at any time during the Adjustment Period, the Company issues any securities or other instruments which are convertible into or exercisable or exchangeable for Common Stock (“Convertible Securities”) or options, warrants or other rights to purchase or subscribe for Common Stock or Convertible Securities (“Purchase Rights”) pro rata to the record holders of any class of Common Stock, whether or not such Convertible Securities or Purchase Rights are immediately convertible, exercisable or exchangeable, then the holder hereof shall be entitled, upon any exercise of this Warrant after the date of record for determining stockholders entitled to receive such Convertible Securities or Purchase Rights (or if no such record is taken, the date on which such Convertible Securities or Purchase Rights are issued), to receive the aggregate number of Convertible Securities or Purchase Rights which the holder would have received with respect to the Warrant Shares issuable upon such exercise (without giving effect to the limitations contained in Section 10) had the holder hereof been the holder of such Warrant Shares on the record date for the determination of stockholders entitled to receive such Convertible Securities or Purchase Rights (or if no such record is taken, the date on which such Convertible Securities or Purchase Rights were issued). If the right to exercise or convert any such Convertible Securities or Purchase Rights would expire in accordance with their terms prior to the exercise of this Warrant, then the terms of such Convertible Securities or Purchase Rights shall provide that such exercise or convertibility right shall remain in effect until 30 days after the date the holder receives such Convertible Securities or Purchase Rights pursuant to the exercise hereof.

     (e) Other Action Affecting Exercise Price. If, at any time during the Adjustment Period, the Company takes any action affecting the Common Stock that would be covered by Section 4(a) through (d), but for the manner in which such action is taken or structured, which would in any way diminish the value of this Warrant, then the Exercise Price shall be adjusted in such manner as the Board of Directors of the Company shall in good faith determine to be equitable under the circumstances.

     (f) Adjustment in Number of Shares. Upon each adjustment of the Exercise Price pursuant to the provisions of this Section 4, the number of shares of Common Stock issuable upon exercise of this Warrant at each such Exercise Price shall be adjusted by multiplying a number equal to the Exercise Price in effect immediately prior to such adjustment by the number of shares of Common Stock issuable upon exercise of this Warrant at such Exercise Price immediately prior to such adjustment and dividing the product so obtained by the adjusted Exercise Price.

     (g) Notice of Adjustment. Upon the occurrence of any event which requires any adjustment or readjustment of the Exercise Price or change in number or type of stock, securities and/or other property issuable upon exercise of this Warrant, then, and in each such case, the Company shall give notice thereof to the holder hereof, which notice shall state the Exercise Price resulting from such adjustment or readjustment and any change in the number of type of stock, securities and/or other property issuable upon exercise of this Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based. Such calculation shall be certified by the chief financial officer of the Company.

     (h) No Fractional Shares. No fractional shares of Common Stock are to be issued upon the exercise of this Warrant, but the Company shall pay a cash adjustment in respect of any fractional share which would otherwise be issuable in an amount equal to the same fraction of the Market Price of a share of Common Stock on the date of such exercise.

     (i) Other Notices. In case at any time:

          (i) the Company shall declare any dividend upon the Common Stock payable in shares of stock of any class or make any other distribution (other than dividends or distributions payable in cash out of retained earnings consistent with the Company’s past practices with respect to declaring dividends and making distributions) to the holders of the Common Stock;

          (ii) the Company shall offer for subscription pro rata to the holders of the Common Stock any additional shares of stock of any class or other rights;

          (iii) there shall be any capital reorganization of the Company, or reclassification of the Common Stock, or consolidation or merger of the Company with or into, or sale of all or substantially all of its assets to, another corporation or entity; or

          (iv) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company;

then, in each such case, the Company shall give to the holder of this Warrant (A) notice of the date or estimated date on which the books of the Company shall close or a record shall be taken for determining the holders of Common Stock entitled to receive any such dividend, distribution, or subscription rights or for determining the holders of Common Stock entitled to vote in respect of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up and (B) in the case of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up, notice of the date (or, if not then known, a reasonable estimate thereof by the Company) when the same shall take place. Such notice shall also specify the date on which the holders of Common Stock shall be entitled to receive such dividend, distribution, or subscription rights or to exchange their Common Stock for stock or other securities or property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation, or winding-up, as the case may be. Such notice shall be given at least thirty (30) days prior to the record date or the date on which the Company’s books are closed in respect thereto. Failure to give any such notice or any defect therein shall not affect the validity of the proceedings referred to in clauses (i), (ii), (iii) and (iv) above. Notwithstanding the foregoing, the Company shall publicly disclose the substance of any notice delivered hereunder prior to delivery of such notice to the holder hereof.

5. Issue Tax. The issuance of certificates for Warrant Shares upon the exercise of this Warrant shall be made without charge to the holder of this Warrant or such shares for any issuance tax or other costs in respect thereof, provided that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than the holder of this Warrant.

6. No Rights or Liabilities as a Stockholder. This Warrant shall not entitle the holder hereof to any voting rights or other rights as a stockholder of the Company. No provision of this Warrant, in the absence of affirmative action by the holder hereof to purchase Warrant Shares, and no mere enumeration herein of the rights or privileges of the holder hereof, shall give rise to any liability of such holder for the Exercise Price or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

7. Transfer, Exchange, Redemption and Replacement of Warrant.

     (a) Restriction on Transfer. This Warrant and the rights granted to the holder hereof are transferable, in whole or in part, upon surrender of this Warrant, together with a properly executed assignment in the form attached hereto, at the office or agency of the Company referred to in Section 7(e) below, provided, however, that any transfer or assignment shall be subject to the conditions set forth in Sections 7(f) and 10 hereof and to the provisions of Section 5 of the Securities Purchase Agreement. Until due presentment for registration of transfer on the books of the Company, the Company may treat the registered holder hereof as the owner and holder hereof for all purposes, and the Company shall not be affected by any notice to the contrary. Notwithstanding anything to the contrary contained herein, the registration rights described in Section 8 hereof are assignable only in accordance with the provisions of the Registration Rights Agreement.

     (b) Warrant Exchangeable for Different Denominations. This Warrant is exchangeable, upon the surrender hereof by the holder hereof at the office or agency of the Company referred to in Section 7(e) below, for new Warrants of like tenor of different denominations representing in the aggregate the right to purchase the number of shares of Common Stock which may be purchased hereunder, each of such new Warrants to represent the right to purchase such number of shares (at the Exercise Price therefor) as shall be designated by the holder hereof at the time of such surrender.

     (c) Replacement of Warrant. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant and, in the case of any such loss, theft, or destruction, upon delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company, or, in the case of any such mutilation, upon surrender and cancellation of this Warrant, the Company, at its expense, will execute and deliver, in lieu thereof, a new Warrant of like tenor.

     (d) Cancellation; Payment of Expenses. Upon the surrender of this Warrant in connection with any transfer, exchange, or replacement as provided in this Section 7, this Warrant shall be promptly canceled by the Company. The holder shall pay all taxes and all other expenses (other than legal expenses, if any, incurred by the Company) and charges payable in connection with the preparation, execution, and delivery of Warrants pursuant to this Section 7. The Company shall indemnify and reimburse the holder of this Warrant for all losses and damages arising as a result of or related to any breach of the terms of this Warrant, including costs and expenses (including legal fees) incurred by such holder in connection with the enforcement of its rights hereunder.

     (e) Warrant Register. The Company shall maintain, at its principal executive offices (or such other office or agency of the Company as it may designate by notice to the holder hereof), a register for this Warrant, in which the Company shall record the name and address of the person in whose name this Warrant has been issued, as well as the name and address of each transferee and each prior owner of this Warrant.

     (f) Transfer or Exchange Without Registration. If, at the time of the surrender of this Warrant in connection with any transfer or exchange of this Warrant, this Warrant (or, in the case of any exercise, the Warrant Shares issuable hereunder) shall not be registered under the Securities Act and under applicable state securities or blue sky laws, the Company may require, as a condition of allowing such transfer or exchange, (i) that the holder or transferee of this Warrant, as the case may be, furnish to the Company a written opinion of counsel (which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that such transfer or exchange may be made without registration under the Securities Act and under applicable state securities or blue sky laws (the cost of which shall be borne by the Company if the Company’s counsel renders such an opinion, and up to $1,000 of such cost (subject to a maximum aggregate cost of $10,000) shall be borne by the Company if the holder’s counsel is required to render such opinion), (ii) that the holder or transferee execute and deliver to the Company an investment letter in form and substance acceptable to the Company and (iii) that the transferee be an “accredited investor” as defined in Rule 501(a) promulgated under the Securities Act.

8. Registration Rights. The initial holder of this Warrant (and certain assignees thereof) is entitled to the benefit of such registration rights in respect of the Warrant Shares as are set forth in the Registration Rights Agreement, including the right to assign such rights to certain assignees, as set forth therein.

9. Cashless Exercise. This Warrant may be exercised at any time after the first anniversary of the date hereof and during the remaining Exercise Period by presentation and surrender of this Warrant to the Company at its principal executive offices with a written notice of the holder’s intention to effect a cashless exercise, including a calculation of the number of shares of Common Stock to be issued upon such exercise in accordance with the terms hereof (a “Cashless Exercise”). In the event of a Cashless Exercise, in lieu of paying the Exercise Price in cash, the holder shall surrender this Warrant for that number of shares of Common Stock determined by multiplying the number of Warrant Shares to which it would otherwise be entitled by a fraction, the numerator of which shall be the difference between the then current Market Price of a share of the Common Stock on the date of exercise and the Exercise Price, and the denominator of which shall be the then current Market Price per share of Common Stock.

10. Restrictions on Exercise and Transfer. In no event shall the holder hereof have the right to exercise any portion of this Warrant for shares of Common Stock or to dispose of any portion of this Warrant to the extent that such right to effect such exercise or disposition would result in the holder and its affiliates together beneficially owning more than 9.99% of the outstanding shares of Common Stock. For purposes of this Section 10, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and Regulation 13D-G thereunder. The restriction contained in this Section 10 may not be altered, amended, deleted or changed in any manner whatsoever unless the holders of a majority of the outstanding shares of Common Stock and the holder hereof shall approve, in writing, such alteration, amendment, deletion or change.

11. Certain Definitions. For purposes of this Warrant, the following capitalized terms shall have the respective meanings assigned to them:

     (a) “business day” means any day, other than a Saturday or Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law, regulation or executive order to close.

     (b) “Market Price” means, for any security as of any date, the last sales price of such security on the principal trading market where such security is listed or traded as reported by Bloomberg Financial Markets (or a comparable reporting service of national reputation selected by the Company and reasonably acceptable to the holder hereof if Bloomberg Financial Markets is not then reporting closing sales prices of such security) (in any case, “Bloomberg”), or if the foregoing does not apply, the last reported sales price of such security on a national exchange or in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, or, if no such price is reported for such security by Bloomberg, the average of the bid prices of all market makers for such security as reported in the “pink sheets” by the National Quotation Bureau, Inc., in each case for such date or, if such date was not a trading day for such security, on the next preceding date which was a trading day. If the Market Price cannot be calculated for such security as of either of such dates on any of the foregoing bases, the Market Price of such security on such date shall be the fair market value as reasonably determined by an investment banking firm selected by the Company and reasonably acceptable to the holder hereof, with the costs of such appraisal to be borne by the Company.

     (c) “trading day” means any day on which the SmallCap Market or, if the Common Stock is not then traded on the SmallCap Market, the principal national securities exchange, automated quotation system or other trading market where the Common Stock is then listed, quoted or traded, is open for trading.

12. Miscellaneous.

     (a) Governing Law; Jurisdiction. This Warrant shall be governed by and construed in accordance with the laws of the State of Delaware applicable to contracts made and to be performed in the State of Delaware. The Company irrevocably consents to the jurisdiction of the United States federal courts and the state courts located in the County of New Castle, State of Delaware, in any suit or proceeding based on or arising under this Warrant and irrevocably agrees that all claims in respect of such suit or proceeding may be determined in such courts. The Company irrevocably waives the defense of an inconvenient forum to the maintenance of such suit or proceeding in such forum. The Company further agrees that service of process upon the Company mailed by first class mail shall be deemed in every respect effective service of process upon the Company in any such suit or proceeding. Nothing herein shall affect the right of the holder to serve process in any other manner permitted by law. The Company agrees that a final non-appealable judgment in any such suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on such judgment or in any other lawful manner.

     (b) Construction. Whenever the context requires, the gender of any word used in this Warrant includes the masculine, feminine or neuter, and the number of any word includes the singular or plural. Unless the context otherwise requires, all references to articles and sections refer to articles and sections of this Warrant, and all references to schedules are to schedules attached hereto, each of which is made a part hereof for all purposes. The descriptive headings of the several articles and sections of this Warrant are inserted for purposes of reference only, and shall not affect the meaning or construction of any of the provisions hereof.

     (c) Severability. If any provision of this Warrant shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Warrant or the validity or enforceability of this Warrant in any other jurisdiction.

     (d) Entire Agreement; Amendments. This Warrant contains the entire understanding of the Company and the holder hereof with respect to the matters covered herein. Subject to any additional express provisions of this Warrant, no provision of this Warrant may be waived other than by an instrument in writing signed by the party to be charged with enforcement, and no provision of this Warrant may be amended other than by an instrument in writing signed by the Company and the holder.

     (e) Notices. Any notices required or permitted to be given under the terms of this Warrant shall be sent by certified or registered mail (return receipt requested) or delivered personally, by nationally recognized overnight carrier or by confirmed facsimile transmission, and shall be effective five days after being placed in the mail, if mailed, or upon receipt or refusal of receipt, if delivered personally or by nationally recognized overnight carrier or confirmed facsimile transmission, in each case addressed to a party. The initial addresses for such communications shall be as follows, and each party shall provide notice to the other parties of any change in such party’s address:

(i)	If to the Company:

Remote Dynamics, Inc. 1155 Kas Drive, Suite 100 Richardson, TX 75081 Telephone: 972-301-2733 Facsimile: 972-301-2263 Attention: J. Raymond Bilbao, Esquire

with a copy simultaneously transmitted by like means (which transmittal shall not constitute notice hereunder) to:

Locke Liddell & Sapp LLP 2200 Ross Avenue Suite 2200

Dallas, TX 75201-6776 Telephone: 214-740-8570 Facsimile: 214-756-8570 Attention: Stephen L. Sapp. Esquire

(ii) If to the holder, at such address as shall be set forth in the Warrant Register from time to time.

     (f) Successors and Assigns. This Warrant shall be binding upon and inure to the benefit of the Company, the holder and their respective permitted successors and assigns. Except as provided herein, the Company shall not assign this Warrant or its obligations hereunder. The holder hereof may assign or transfer this Warrant and such holders rights hereunder in accordance with Section 7 hereof.

     (g) Equitable Relief. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the holder by vitiating the intent and purpose of this Warrant. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations hereunder will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Warrant, that the holder shall be entitled, in addition to all other available remedies, to an injunction restraining any breach, without the necessity of showing economic loss and without any bond or other security being required.

[REMAINDER OF THIS PAGE LEFT BLANK INTENTIONALLY]

     IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer.

REMOTE DYNAMICS, INC.

By:
Name:
Title:

[SIGNATURE PAGE TO STOCK PURCHASE WARRANT]

FORM OF EXERCISE NOTICE

(To be Executed by the Holder in order to Exercise the Warrant)

To:	Remote Dynamics, Inc. 1155 Kas Drive, Suite 1000 Richardson, TX 75081 Facsimile: (972) 301-2263 Attention: Chief Executive Officer

     The undersigned hereby irrevocably exercises the right to purchase ___shares of the Common Stock of Remote Dynamics, Inc., a corporation organized under the laws of the State of Delaware (the “Company”), at the current Exercise Price of $___, evidenced by the attached Warrant, and herewith [makes payment of the Exercise Price with respect to such shares in full][elects to effect a Cashless Exercise (as defined in Section 9 of such Warrant)], all in accordance with the conditions and provisions of said Warrant.

     The undersigned agrees not to offer, sell, transfer or otherwise dispose of any Common Stock obtained on exercise of the Warrant, except under circumstances that will not result in a violation of the Securities Act of 1933, as amended, or any state securities laws.

☐ The undersigned requests that the Company cause its transfer agent to electronically transmit the Common Stock issuable pursuant to this Exercise Notice to the account of the undersigned or its nominee (which is ___) with DTC through its Deposit Withdrawal Agent Commission System (“DTC Transfer”), provided that such transfer agent participates in the DTC Fast Automated Securities Transfer program.

☐ In lieu of receiving the shares of Common Stock issuable pursuant to this Exercise Notice by way of DTC Transfer, the undersigned hereby requests that the Company cause its transfer agent to issue and deliver to the undersigned physical certificates representing such shares of Common Stock.

The undersigned requests that a Warrant representing any unexercised portion hereof be issued, pursuant to the Warrant, in the name of the Holder and delivered to the undersigned at the address set forth below:

Dated:

Signature of Holder

Name of Holder (Print)

Address:

FORM OF ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned hereby sells, assigns, and transfers all the rights of the undersigned under the within Warrant, with respect to the number of shares of Common Stock covered thereby set forth hereinbelow, to:

Name of Assignee	Address	No. of Shares

, and hereby irrevocably constitutes and appoints ___as agent and attorney-in-fact to transfer said Warrant on the books of the within-named corporation, with full power of substitution in the premises.

Dated: _____________________, ____

In the presence of

__________________

Name:

Signature:

Title of Signing Officer or Agent (if any):

Address:

Note:	The above signature should correspond exactly with the name on the face of the within Warrant.

APPENDIX D

EXECUTION VERSION

CERTIFICATE OF DESIGNATION,

PREFERENCES AND RIGHTS

of

SERIES B CONVERTIBLE PREFERRED STOCK

of

REMOTE DYNAMICS, INC.

(Pursuant to Section 151 of the
Delaware General Corporation Law)

     Remote Dynamics, Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), hereby certifies that the Board of Directors of the Corporation (the “Board of Directors” or the “Board”), pursuant to authority of the Board of Directors as required by Section 151 of the Delaware General Corporation Law, and in accordance with the provisions of its Certificate of Incorporation and Bylaws, each as amended and restated through the date hereof, has and hereby authorizes a series of the Corporation’s previously authorized Preferred Stock, par value $.01 per share (the “Preferred Stock”), and hereby states the designation and number of shares, and fixes the relative rights, preferences, privileges, powers and restrictions thereof, as follows:

I. DESIGNATION AND AMOUNT

     The designation of this series, which consists of Six Hundred Fifty (650) shares of Preferred Stock, is the Series B Convertible Preferred Stock (the “Series B Preferred Stock”) and the face amount shall be Ten Thousand Dollars ($10,000.00) per share (the “Face Amount”).

II. CERTAIN DEFINITIONS

     For purposes of this Certificate of Designation, in addition to the other terms defined herein, the following terms shall have the following meanings:

     A. “business day” means any day, other than a Saturday or Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law, regulation or executive order to close.

     B. “Change of Control” means (i) any sale, transfer or other disposition of all or substantially all of the assets of the Corporation, (ii) the adoption of a plan relating to the liquidation or dissolution of the Corporation, (iii) any consolidation or merger of the Corporation with any other entity (other than a merger in which the Corporation is the surviving or continuing entity and its capital stock is unchanged), (iv) any share exchange or other transaction pursuant to which all of the outstanding shares of Common Stock are converted into other securities or property, (v) any reclassification or change of the outstanding shares of Common Stock (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), (vi) any sale or issuance, in one transaction or a series of related transactions, by the Corporation or any of its stockholders of any Common Stock or Convertible Securities (as defined in Article X.D, below) to any person such that, following the consummation of such transaction(s), such person (together with its affiliates) would own or have the right to acquire greater than fifty percent (50%) of the outstanding shares of Common Stock (calculated on a fully-diluted basis assuming the conversion or exercise of all Convertible Securities), or to elect a majority of the Board, or (vii) the first day on which the continuing directors (i.e., the current members of the Board, or those members who are subsequently elected with the approval of a majority of the then current members of the Board) cease to represent at least a majority of the members of the Board then serving.

     C. “Closing Sales Price” means, for any security as of any date, the last sales price of such security on the principal trading market where such security is listed or traded as reported by Bloomberg Financial Markets (or a comparable reporting service of national reputation selected by the Corporation and reasonably acceptable to the Series B Majority Holders if Bloomberg Financial Markets is not then reporting closing sales prices of such security) (collectively, “Bloomberg”), or if the foregoing does not apply, the last reported sales price of such security on a national exchange or in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, or, if no such price is reported for such security by Bloomberg, the average of the bid prices of all market makers for such security as reported in the “pink sheets” by the National Quotation Bureau, Inc., in each case for such date or, if such date was not a trading day for such security, on the next preceding date which was a trading day. If the Closing Sales Price cannot be calculated for such security as of either of such dates on any of the foregoing bases, the Closing Sales Price of such security on such date shall be the fair market value as reasonably determined by an investment banking firm selected by the Corporation and reasonably acceptable to the Series B Majority Holders, with the costs of such appraisal to be borne by the Corporation.

     D. “Conversion Date” means, for any Optional Conversion (as defined in Article IV.A below), the date specified in the notice of conversion in the form attached hereto (the “Notice of Conversion”), so long as such day is a trading day and a copy of the Notice of Conversion is faxed (or delivered by other means resulting in notice) to the Corporation before 4:00 p.m., New York City time, on the Conversion Date indicated in the Notice of Conversion; provided, however, that if the Notice of Conversion is not so faxed or otherwise delivered before such time, then the Conversion Date shall be the next trading day after the date the holder faxes or otherwise delivers the Notice of Conversion to the Corporation.

     E. “Conversion Price” means $1.55 per share; provided, however, that the Conversion Price shall be subject to adjustment as provided herein.

     F. “Default Cure Date” means, as applicable, (i) with respect to a Conversion Default described in clause (i) of Article VI.A, the date the Corporation effects the conversion of the full number of shares of Series B Preferred Stock, (ii) with respect to a Conversion Default described in clause (ii) of Article VI.A, the date the Corporation issues freely tradable shares of Common Stock in satisfaction of all conversions of Series B Preferred Stock in accordance with Article IV, or (iii) with respect to either type of a Conversion Default, the date on which the Corporation redeems shares of Series B Preferred Stock held by such holder pursuant to Article VI.A and/or Article VII.A.

          “Dilutive Issuance” means the issuance or sale, or such other action that is deemed by this definition to constitute an issuance or sale, by the Corporation of any shares of Common Stock for no consideration or for a consideration per share less than the Conversion Price in effect on the date of issuance or sale (or deemed issuance or sale). For the purposes of determining whether shares of Common Stock are issued or sold for no consideration or for a consideration per share less than the Conversion Price in effect on the date of issuance or sale (or deemed issuance or sale), the following shall be applicable:

               (i) Issuance of Purchase Rights. If the Corporation issues or sells any Purchase Rights (defined below), whether or not immediately exercisable, and the price per share for which Common Stock is issuable upon the exercise of such Purchase Rights (and the price of any conversion of Convertible Securities, if applicable) is less than the Conversion Price in effect on the date of issuance or sale of such Purchase Rights, then the maximum total number of shares of Common Stock issuable upon the exercise of all such Purchase Rights (assuming full conversion, exercise or exchange of Convertible Securities, if applicable) shall, as of the date of the issuance or sale of such Purchase Rights, be deemed to be outstanding and to have been issued and sold by the Corporation for such price per share. For purposes of the preceding sentence, the “price per share for which Common Stock is issuable upon the exercise of such Purchase Rights” shall be determined by dividing (A) the total amount, if any, received or receivable by the Corporation as consideration for the issuance or sale of all such Purchase Rights, plus the minimum aggregate amount of additional consideration, if any, payable to the Corporation upon the exercise of all such Purchase Rights, plus, in the case of Convertible Securities issuable upon the exercise of such Purchase Rights, the minimum aggregate amount of additional consideration payable upon the conversion, exercise or exchange thereof (determined in accordance with the calculation method set forth in subparagraph (iii) of this definition), by (B) the maximum total number of shares of Common Stock issuable upon the exercise of all such Purchase Rights (assuming full conversion, exercise or exchange of Convertible Securities, if applicable).

               (ii) Issuance of Convertible Securities. If the Corporation issues or sells any Convertible Securities (defined below), whether or not immediately convertible, exercisable or exchangeable, and the price per share for which Common Stock is issuable upon such conversion, exercise or exchange is less than the Conversion Price in effect on the date of issuance or sale of such Convertible Securities, then the maximum total number of shares of Common Stock issuable upon the conversion, exercise or exchange of all such Convertible Securities shall, as of the date of the issuance or sale of such Convertible Securities, be deemed to be outstanding and to have been issued and sold by the Corporation for such price per share. For the purposes of the preceding sentence, the “price per share for which Common Stock is issuable upon such conversion, exercise or exchange” shall be determined by dividing (A) the total amount, if any, received or receivable by the Corporation as consideration for the issuance or sale of all such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Corporation upon the conversion, exercise or exchange thereof (determined in accordance with the calculation method set forth in subparagraph (iii) of this definition), by (B) the maximum total number of shares of Common Stock issuable upon the exercise, conversion or exchange of all such Convertible Securities.

          (iii) Calculation of Consideration Received. If any Common Stock, Purchase Rights or Convertible Securities are issued or sold for cash, the consideration received therefor will be the amount received by the Corporation therefor, after deduction of all underwriting discounts or allowances in connection with such issuance, grant or sale. In case any Common Stock, Purchase Rights or Convertible Securities are issued or sold for a consideration part or all of which shall be other than cash, including in the case of a strategic or similar arrangement in which the other entity will provide services to the Corporation, purchase services from the Corporation or otherwise provide intangible consideration to the Corporation, the amount of the consideration other than cash received by the Corporation (including the net present value of the consideration expected by the Corporation for the provided or purchased services) shall be the fair market value of such consideration, except where such consideration consists of securities, in which case the amount of consideration received by the Corporation will be the Closing Sales Price thereof as of the date of receipt. In case any Common Stock, Purchase Rights or Convertible Securities are issued in connection with any merger or consolidation in which the Corporation is the surviving corporation, the amount of consideration therefor will be deemed to be the fair market value of such portion of the net assets and business of the non-surviving corporation as is attributable to such Common Stock, Purchase Rights or Convertible Securities, as the case may be. Notwithstanding anything else herein to the contrary, if Common Stock, Purchase Rights or Convertible Securities are issued or sold in conjunction with each other as part of a single transaction or in a series of related transactions, the Holder may elect to determine the amount of consideration deemed to be received by the Corporation therefor by deducting the fair value of any type of securities (the “Disregarded Securities”) issued or sold in such transaction or series of transactions. For example, if the Corporation were to issue convertible notes having a face value of $1,000,000 and warrants to purchase shares of Common Stock at an exercise price equal to the market price of the Common Stock on the date of issuance of such warrants in exchange for $1,000,000 of consideration, the fair value of the warrants would be subtracted from the $1,000,000 of consideration received by the Corporation for the purposes of determining whether the shares of Common Stock issuable upon conversion of the convertible notes shall be deemed to be issued at a price per share below the Conversion Price then in effect. The Corporation shall calculate, using standard commercial valuation methods appropriate for valuing such assets, the fair market value of any consideration other than cash or securities; provided, however, that if the Holder does not agree to such fair market value calculation within three business days after receipt thereof from the Corporation, then such fair market value shall be determined in good faith by an investment banker or other appropriate expert of national reputation selected by the Corporation and reasonably acceptable to the Holder, with the costs of such appraisal to be borne by the Corporation.

          (iv) Excluded Issuances. Notwithstanding the foregoing, none of the following issuances shall be deemed to be “Dilutive Issuances”: (i) the issuance of Common Stock upon the exercise or conversion of any Convertible Securities or Purchase Rights outstanding on the Issuance Date and disclosed in Section 3(c) of the Disclosure Schedule to the Securities Purchase Agreement between the Corporation and the purchaser named therein (the “Series B Securities Purchase Agreement”) in accordance with the terms of such Convertible Securities and Purchase

Rights as of such date; (ii) the grant of options to purchase Common Stock, with exercise prices not less than the market price of the Common Stock on the date of grant, which are issued to employees, officers, directors or consultants of the Corporation for the primary purpose of soliciting or retaining their employment or service pursuant to an equity compensation plan of the Corporation in effect as of the date hereof, and the issuance of Common Stock upon the exercise thereof; (iii) the conversion of the Series B Preferred Stock or the sale and issuance of the Warrants or their exercise for shares of Common Stock, (iv) the issuance of securities in connection with strategic business partnerships or joint ventures, the primary purpose of which, in the reasonable judgment of the Board of Directors, is not to raise additional capital; (v) the issuance of securities in connection with a bona fide public offering at an offering price per share (prior to underwriter’s commissions and discounts) of not less than the Conversion Price (as adjusted pursuant to the terms hereof) that is underwritten by a nationally recognized underwriting firm and results in net proceeds to the Corporation of at least twenty-five million dollars ($25,000,000); (vi) any issuance of securities as to which the Series B Majority Holders shall have executed a written waiver of its rights hereunder; (vii) the issuance of Common Stock pursuant to, and upon the exercise of options granted under, the Company’s 2005 Incentive Plan (but only up to such amount as provided for in Section 3(c) of the Disclosure Schedule to the Series B Securities Purchase Agreement); or (viii) the issuance of Common Stock pursuant to the Company’s Third Amended Joint Plan of Reorganization (but only up to such amount as provided for in Section 3(c) of the Disclosure Schedule to the Series B Securities Purchase Agreement).

     G. “Issuance Date” means the date of the closing under the Series B Securities Purchase Agreement, pursuant to which the Corporation issues, and such purchasers purchase, shares of Series B Preferred Stock upon the terms and conditions stated therein.

     H. “Registration Rights Agreement” means the Registration Rights Agreement, to be dated as of the Issuance Date, by and among the Corporation and the initial holders of Series B Preferred Stock.

     I. “Series B Majority Holders” means the holders of a majority of the then outstanding shares of Series B Preferred Stock.

     J. “trading day” means any day on which the principal United States securities exchange or trading market where the Common Stock is then listed or traded, is open for trading.

     K. “Warrants” means (i) the warrants to acquire shares of Common Stock issued to the purchaser of the Company’s Series A Preferred Stock in connection with that Securities Purchase Agreement dated October 1, 2004 (the “Series A Securities Purchase Agreement”), (ii) the warrants to acquire shares of Common Stock to be issued to the purchaser(s) of Series B Preferred Stock in connection with the issuance thereof pursuant to the Series B Securities Purchase Agreement, and (iii) the warrants to be issued by the Corporation to the holder of the promissory note (the “Note”) issued pursuant to the Series B Securities Purchase Agreement in consideration of the exchange of such Note in accordance with the terms thereof.

III. DIVIDENDS

     Dividends (the “Dividends”) shall be payable cumulatively, at the rate of eight percent (8%) per annum (calculated on the basis of a 365-day year), which rate shall automatically decrease to three percent (3%) per annum on September 1, 2006, (a) upon any conversion for each share of Series B Preferred Stock, and (b) as to each outstanding share of Series B Preferred Stock, on August 31, November 30, February 28 and May 31 of each year, beginning August 31, 2005 and ending on the earlier of (1) August 31, 2008 and (2) the date such share of Series B Preferred Stock is fully converted or fully redeemed. Payment of the Dividend shall be made at the election of the holder of each share of Series B Preferred Stock (i) in cash, or (ii) in such number of shares of Series B Preferred Stock determined by dividing the amount of the Dividend by the Face Amount.

IV. CONVERSION

     A. Conversion at the Option of the Holder. Subject to the limitations on conversions contained in Article XIV, each holder of shares of Series B Preferred Stock may, at any time and from time to time, convert (an “Optional Conversion”) each of its shares of Series B Preferred Stock into a number of fully paid and nonassessable shares of Common Stock determined in accordance with the following formula:

Face Amount
Conversion Price

     B. Mechanics of Conversion. In order to effect an Optional Conversion, a holder shall: (x) fax (or otherwise deliver) a copy of the fully executed Notice of Conversion to the Corporation (Attention: Secretary) and (y) surrender or cause to be surrendered the original certificates representing the Series B Preferred Stock being converted (the “Preferred Stock Certificates”), duly endorsed, along with a copy of the Notice of Conversion as soon as practicable thereafter to the Corporation. Upon receipt by the Corporation of a facsimile copy of a Notice of Conversion from a holder, the Corporation shall promptly send, via facsimile, a confirmation to such holder stating that the Notice of Conversion has been received, the date upon which the Corporation expects to deliver the Common Stock issuable upon such conversion and the name and telephone number of a contact person at the Corporation regarding the conversion. The Corporation shall not be obligated to issue shares of Common Stock upon a conversion unless either the Preferred Stock Certificates are delivered to the Corporation as provided above, or the holder notifies the Corporation that such Preferred Stock Certificates have been lost, stolen or destroyed and delivers the documentation to the Corporation required by Article XV.B hereof.

          (i) Delivery of Common Stock Upon Conversion. Upon the surrender of Preferred Stock Certificates accompanied by a Notice of Conversion, the Corporation (itself, or through its transfer agent) shall, no later than the later of (a) the second business day following the Conversion Date and (b) the business day following the date of such surrender (or, in the case of lost, stolen or destroyed certificates, after provision of indemnity pursuant to Article XV.B) (the “Delivery Period”), issue and deliver (i.e., deposit with a nationally recognized overnight courier service postage prepaid) to the holder or its nominee (x) that number of shares of Common Stock issuable upon conversion of such shares of Series B Preferred Stock being converted and (y) a certificate representing the number of shares of Series B Preferred Stock not being converted, if any. Notwithstanding the foregoing, if the Corporation’s transfer agent is participating in the Depository Trust Company (“DTC”) Fast Automated Securities Transfer program, and so long as the certificates therefor do not bear a legend (pursuant to the terms of the Series B Securities Purchase Agreement) and the holder thereof is not then required to return such certificate for the placement of a legend thereon (pursuant to the terms of the Series B Securities Purchase Agreement), the Corporation shall cause its transfer agent to promptly electronically transmit the Common Stock issuable upon conversion to the holder by crediting the account of the holder or its nominee with DTC through its Deposit Withdrawal Agent Commission system (“DTC Transfer”). If the aforementioned conditions to a DTC Transfer are not satisfied, the Corporation shall deliver as provided above to the holder physical certificates representing the Common Stock issuable upon conversion. Further, a holder may instruct the Corporation to deliver to the holder physical certificates representing the Common Stock issuable upon conversion in lieu of delivering such shares by way of DTC Transfer.

          (ii) Taxes. The Corporation shall pay any and all taxes that may be imposed upon it with respect to the issuance and delivery of the shares of Common Stock upon the conversion of the Series B Preferred Stock.

          (iii) No Fractional Shares. If any conversion of Series B Preferred Stock would result in the issuance of a fractional share of Common Stock (aggregating all shares of Series B Preferred Stock being converted pursuant to a given Notice of Conversion), such fractional share shall be payable in cash based upon the ten day average Closing Sales Price of the Common Stock at such time, and the number of shares of Common Stock issuable upon conversion of the Series B Preferred Stock shall be the next lower whole number of shares. If the Corporation elects not to, or is unable to, make such a cash payment, the holder shall be entitled to receive, in lieu of the final fraction of a share, one whole share of Common Stock.

          (iv) Conversion Disputes. In the case of any dispute with respect to a conversion, the Corporation shall promptly issue such number of shares of Common Stock as are not disputed in accordance with subparagraph (i) above. If such dispute involves the calculation of the Conversion Price, and such dispute is not promptly resolved by discussion between the relevant holder and the Corporation, the Corporation shall submit the disputed calculations to an independent outside accountant via facsimile within three business days of receipt of the Notice of Conversion. The accountant, at the Corporation’s sole expense, shall promptly audit the calculations and notify the Corporation and the holder of the results no later than three business days from the date it receives the disputed calculations. The accountant’s calculation shall be deemed conclusive, absent manifest error. The Corporation shall then issue the appropriate number of shares of Common Stock in accordance with subparagraph (i) above.

          (v) Payment of Accrued Amounts. Upon conversion of any shares of Series B Preferred Stock, all amounts then accrued or payable on such shares under this Certificate of Designation (including, without limitation, all Dividends) or the Registration Rights Agreement through and including the Conversion Date shall be paid in cash by the Corporation or, in the case of any Dividend, in the manner described in Article III.

V. RESERVATION OF SHARES OF COMMON STOCK

     A. Reserved Amount. On or prior to the Issuance Date, the Corporation shall reserve 10,000,000 shares of its authorized but unissued shares of Common Stock for issuance upon conversion of the Series B Preferred Stock (including any Dividend payable thereon) and exercise of the Warrants and, thereafter, the number of authorized but unissued shares of Common Stock so reserved (the “Reserved Amount”) shall at all times be sufficient to provide for the full conversion (including any Dividend payable thereon) of all of the Series B Preferred Stock (including any Dividend payable thereon) outstanding at the then current Conversion Price thereof (without giving effect to the limitations contained in Article XIV) and the full exercise of all Warrants outstanding at the then current exercise price thereof (without giving effect to the limitations on exercise set forth therein). The Reserved Amount shall be allocated among the holders of Series B Preferred Stock as provided in Article XVI.C.

     B. Increases to Reserved Amount. If the Reserved Amount for any three consecutive trading days (the last of such three trading days being the “Authorization Trigger Date”) shall be less than one hundred percent (100%) of the number of shares of Common Stock issuable upon (i) full conversion (including any Dividend payable thereon) of the then outstanding shares of Series B Preferred Stock (without giving effect to the limitations contained in Article XIV) and (ii) full exercise of all Warrants outstanding at the then current exercise price thereof (without giving effect to the limitations on exercise set forth therein), the Corporation shall immediately notify the holders of Series B Preferred Stock of such occurrence and shall take immediate action (including, if necessary, seeking stockholder approval to authorize the issuance of additional shares of Common Stock) to increase the Reserved Amount to one hundred percent (100%) of the number of shares of Common Stock then issuable upon (i) full conversion of all of the outstanding Series B Preferred Stock at the then current Conversion Price (without giving effect to the limitations contained in Article XIV) and (ii) full exercise of all Warrants outstanding at the then current exercise price thereof (without giving effect to the limitations on exercise set forth therein). In the event the Corporation fails to so increase the Reserved Amount within 90 days after an Authorization Trigger Date, each holder of Series B Preferred Stock shall thereafter have the option, exercisable in whole or in part at any time and from time to time, by delivery of a Redemption Notice to the Corporation, to require the Corporation to redeem for cash, at an amount per share equal to the Redemption Amount (as defined in Article VII.B), a number of the holder’s shares of Series B Preferred Stock such that, after giving effect to such redemption, the then unissued portion of such holder’s Reserved Amount is at least equal to one hundred percent (100%) of the total number of shares of Common Stock issuable upon conversion of such holder’s shares of Series B Preferred Stock. If the Corporation fails to redeem any of such shares within five business days after its receipt of such Redemption Notice, then such holder shall be entitled to the remedies provided in Article VII.C. For the avoidance of doubt, no holder of Series B Preferred Stock shall have the right to submit a Redemption Notice pursuant to this Article V.B at any time that the Reserved Amount equals one hundred percent (100%) of the number of shares of Common Stock then issuable upon full conversion (including any Dividend payable thereon) of all of the outstanding Series B Preferred Stock at the then current Conversion Price (without giving effect to the limitations contained in Article XIV).

VI. FAILURE TO SATISFY CONVERSIONS

     A. Conversion Defaults. If, at any time, (i) a holder of shares of Series B Preferred Stock submits a Notice of Conversion and the Corporation fails for any reason (other than because such issuance would exceed such holder’s allocated portion of the Reserved Amount, for which failures the holders shall have the remedies set forth in Article V) to deliver, on or prior to the fifth business day following the expiration of the Delivery Period for such conversion, such number of freely tradable shares of Common Stock to which such holder is entitled upon such conversion, or (ii) the Corporation provides written notice to any holder of Series B Preferred Stock (or makes a public announcement via press release) at any time of its intention not to issue freely tradable shares of Common Stock upon exercise by any holder of its conversion rights in accordance with the terms of this Certificate of Designation (other than because such issuance would exceed such holder’s allocated portion of the Cap Amount or Reserved Amount) (each of (i) and (ii) being a “Conversion Default”), then the holder may elect, at any time and from time to time prior to the Default Cure Date for such Conversion Default, by delivery of a Redemption Notice to the Corporation, to have all or any portion of such holder’s outstanding shares of Series B Preferred Stock redeemed by the Corporation for cash, at an amount per share equal to the Redemption Amount (as defined in Article VII.B). If the Corporation fails to redeem any of such shares within five business days after its receipt of such Redemption Notice, then such holder shall be entitled to the remedies provided in Article VII.C.

     B. Buy-In Cure. Unless the Corporation has notified the applicable holder in writing prior to the delivery by such holder of a Notice of Conversion that the Corporation is unable to honor conversions, if (i) (a) the Corporation fails to promptly deliver during the Delivery Period shares of Common Stock to a holder upon a conversion of shares of Series B Preferred Stock or (b) there shall occur a Legend Removal Failure (as defined in Article VII.A(iii) below) and (ii) thereafter, such holder purchases (in an open market transaction or otherwise) shares of Common Stock to make delivery in satisfaction of a sale by such holder of the unlegended shares of Common Stock (the “Sold Shares”) which such holder anticipated receiving upon such conversion (a “Buy-In”), the Corporation shall pay such holder, in addition to any other remedies available to the holder, the amount by which (x) such holder’s total purchase price (including brokerage commissions, if any) for the unlegended shares of Common Stock so purchased exceeds (y) the net proceeds received by such holder from the sale of the Sold Shares. For example, if a holder purchases unlegended shares of Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to shares of Common Stock it sold for $10,000, the Corporation will be required to pay the holder $1,000. A holder shall provide the Corporation written notification and supporting documentation indicating any amounts payable to such holder pursuant to this Article VI.B.

VII. REDEMPTION DUE TO CERTAIN EVENTS

     A. Redemption by Holder. In the event (each of the events described in clauses (i)-(viii) below after expiration of the applicable cure period (if any) being a “Redemption Event”):

          (i) the Common Stock (including any of the shares of Common Stock issuable upon conversion of the Series B Preferred Stock) is suspended from trading on any of, or is not listed

(and authorized) for trading on at least one of, the New York Stock Exchange, the American Stock Exchange, the Nasdaq National Market or the Nasdaq SmallCap Market for an aggregate of ten or more trading days in any twelve month period;

          (ii) the registration statement required to be filed by the Corporation pursuant to Section 2(a) of the Registration Rights Agreement has not been declared effective by the one hundred twentieth (120th) day following the Issuance Date or such registration statement, after being declared effective, cannot be utilized by the holders of Series B Preferred Stock for the resale of all of their Registrable Securities (as defined in the Registration Rights Agreement) for an aggregate of more than 15 days in the aggregate;

          (iii) the Corporation fails to remove any restrictive legend on any certificate or any shares of Common Stock issued to the holders of Series B Preferred Stock upon conversion of the Series B Preferred Stock as and when required by this Certificate of Designation, the Series B Securities Purchase Agreement or the Registration Rights Agreement (a “Legend Removal Failure”), and any such failure continues uncured for five business days after the Corporation has been notified thereof in writing by the holder;

          (iv) the Corporation provides written notice (or otherwise indicates) to any holder of Series B Preferred Stock, or states by way of public announcement distributed via a press release, at any time, of its intention not to issue, or otherwise refuses to issue, shares of Common Stock to any holder of Series B Preferred Stock upon conversion in accordance with the terms of this Certificate of Designation;

          (v) the Corporation or any subsidiary of the Corporation shall make an assignment for the benefit of creditors, or apply for or consent to the appointment of a receiver or trustee for it or for a substantial part of its property or business, or such a receiver or trustee shall otherwise be appointed;

          (vi) bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings for the relief of debtors shall be instituted by or against the Corporation or any subsidiary of the Corporation and if instituted against the Corporation or any subsidiary of the Corporation by a third party, shall not be dismissed within 60 days of their initiation;

          (vii) the Corporation shall:

               (a) sell, convey or dispose of all or substantially all of its assets (the presentation of any such transaction for stockholder approval being conclusive evidence that such transaction involves the sale of all or substantially all of the assets of the Corporation);

               (b) merge or consolidate with or into, or engage in any other business combination with, any other person or entity, in any case which results in either (i) the holders of the voting securities of the Corporation immediately prior to such transaction holding or having the right to direct the voting of fifty percent (50%) or less of the total outstanding voting securities of the Corporation or such other surviving or acquiring person or entity immediately following such transaction or (ii) the members of the board of directors or other governing body of the Corporation comprising fifty percent (50%) of less of the members of the board of directors or other governing body of the Corporation or such other surviving or acquiring person or entity immediately following such transaction;

               (c) either (i) fail to pay, when due, or within any applicable grace period, any payment with respect to any indebtedness of the Corporation in excess of $250,000 due to any third party, other than payments contested by the Corporation in good faith, or otherwise be in breach or violation of any agreement for monies owed or owing in an amount in excess of $250,000 which breach or violation permits the other party thereto to declare a default or otherwise accelerate amounts due thereunder, or (ii) suffer to exist any other default or event of default under any agreement binding the Corporation which default or event of default would or is likely to have a material adverse effect on the business, operations, properties, prospects or financial condition of the Corporation;

               (d) have fifty percent (50%) or more of the voting power of its capital stock owned beneficially by one person, entity or “group” (as such term is used under Section 13(d) of the Securities Exchange Act of 1934, as amended);

               (e) experience any Change of Control not otherwise addressed in subparagraphs (a)-(d) above; or

          (viii) except with respect to matters covered by subparagraphs (i) – (vii) above, as to which such applicable subparagraphs shall apply, the Corporation otherwise shall breach any material term hereunder or under the Series B Securities Purchase Agreement, the Registration Rights Agreement, the Warrants or the Note, including, without limitation, the representations and warranties contained therein (i.e., in the event of a material breach as of the date such representation and warranty was made) and if such breach is curable, shall fail to cure such breach within ten business days after the Corporation has been notified thereof in writing by the holder;

then, upon the occurrence of any such Redemption Event, each holder of shares of Series B Preferred Stock shall thereafter have the option, exercisable in whole or in part at any time and from time to time by delivery of a written notice to such effect (a “Redemption Notice”) to the Corporation while such Redemption Event continues, to require the Corporation to purchase for cash any or all of the then outstanding shares of Series B Preferred Stock held by such holder for an amount per share equal to the Redemption Amount (as defined in Paragraph B below) in effect at the time of the redemption hereunder. For the avoidance of doubt, the occurrence of any event described in clauses (i), (ii), (iv), (v), (vi) and (vii) above shall immediately constitute a Redemption Event and there shall be no cure period. Upon the Corporation’s receipt of any Redemption Notice hereunder (other than during the three trading day period following the Corporation’s delivery of a Redemption Announcement (as defined below) to all of the holders in response to the Corporation’s initial receipt of a Redemption Notice from a holder of Series B Preferred Stock), the Corporation shall immediately (and in any event within one business day following such receipt) deliver a written notice (a “Redemption Announcement”) to all holders of Series B Preferred Stock stating the date upon which the Corporation received such Redemption Notice and the amount of Series B Preferred Stock covered thereby. The Corporation shall not redeem any shares of Series B Preferred Stock during the three trading day period following the delivery of a required Redemption Announcement hereunder. At any time and from time to time during such three trading day period, each holder of Series B Preferred Stock may request (either orally or in writing) information from the Corporation with respect to the instant redemption (including, but not limited to, the aggregate number of shares of Series B Preferred Stock covered by Redemption Notices received by the Corporation) and the Corporation shall furnish (either orally or in writing) as soon as practicable such requested information to such requesting holder.

     B. Definition of Redemption Amount. The “Redemption Amount” with respect to a share of Series B Preferred Stock means an amount equal to the greater of:

	(i)	V	x	M
CP

and	(ii)	V	x	R

     where:

          “V” means the Face Amount thereof plus all accrued Dividends thereon through the date of payment of the Redemption Amount;

          “CP” means the Conversion Price in effect on the date on which the Corporation receives the Redemption Notice;

          “M” means (i) with respect to all redemptions other than redemptions pursuant to subparagraph (a) or (b) of Article VII.A(vii) hereof, the highest Closing Sales Price of the Corporation’s Common Stock during the period beginning 10 trading days prior to the date on which the Corporation receives the Redemption Notice and ending on the date immediately preceding the date of payment of the Redemption Amount and (ii) with respect to redemptions pursuant to subparagraph (a) or (b) of Article VII.A(vii) hereof, the greater of (a) the amount determined pursuant to clause (i) of this definition or (b) the fair market value, as of the date on which the Corporation receives the Redemption Notice, of the consideration payable to the holder of a share of Common Stock pursuant to the transaction which triggers the redemption. For purposes of this definition, “fair market value” shall be determined by the mutual agreement of the Corporation and the Series B Majority Holders, or if such agreement cannot be reached within five business days prior to the date of redemption, by an investment banking firm selected by the Corporation and reasonably acceptable to the Series B Majority Holders, with the costs of such appraisal to be borne by the Corporation; and

          “R” means 115%, except in the case of a Redemption Event described in Article VII.A.(vii), in which case “R” means 150%.

     C. Redemption Defaults. If the Corporation fails to pay any holder the Redemption Amount with respect to any share of Series B Preferred Stock within five business days after its receipt of a Redemption Notice, then the holder of Series B Preferred Stock entitled to redemption shall be entitled to interest on the Redemption Amount at a per annum rate equal to the lower of eighteen percent (18%) and the highest interest rate permitted by applicable law from the date on which the Corporation receives the Redemption Notice until the date of payment of the Redemption Amount hereunder. In the event the Corporation is not able to redeem all of the shares of Series B Preferred Stock subject to Redemption Notices delivered prior to the date upon which such redemption is to be effected, the Corporation shall redeem shares of Series B Preferred Stock from each holder pro rata, based on the total number of shares of Series B Preferred Stock outstanding at the time of redemption included by such holder in all Redemption Notices delivered prior to the date upon which such redemption is to be effected relative to the total number of shares of Series B Preferred Stock outstanding at the time of redemption included in all of the Redemption Notices delivered prior to the date upon which such redemption is to be effected.

VIII. RANK

     All shares of the Series B Preferred Stock shall rank (i) prior to the Corporation’s Common Stock and any class or series of capital stock of the Corporation hereafter created (unless, with the consent of the Series B Majority Holders obtained in accordance with Article XIII hereof, such class or series of capital stock specifically, by its terms, ranks senior to or pari passu with the Series B Preferred Stock) (collectively with the Common Stock, “Junior Securities”); (ii) pari passu with (a) the Corporation’s Series A Convertible Preferred Stock and (b) any class or series of capital stock of the Corporation hereafter created (with the written consent of the Series B Majority Holders obtained in accordance with Article XII hereof) specifically ranking, by its terms, on parity with the Series B Preferred Stock (the “Pari Passu Securities”); and (iii) junior to any class or series of capital stock of the Corporation hereafter created (with the written consent of the Series B Majority Holders obtained in accordance with Article XII hereof) specifically ranking, by its terms, senior to the Series B Preferred Stock (collectively, the “Senior Securities”), in each case as to distribution of assets upon liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary.

IX. LIQUIDATION PREFERENCE

     A. Priority in Liquidation. In the event that the Corporation shall liquidate, dissolve or wind up its affairs (a “Liquidation Event”), no distribution shall be made to the holders of any shares of capital stock of the Corporation (other than Senior Securities pursuant to the rights, preferences and privileges thereof) upon liquidation, dissolution or winding up unless prior thereto the holders of shares of Series B Preferred Stock shall have received the Liquidation Preference with respect to each share. If, upon the occurrence of a Liquidation Event, the assets and funds available for distribution among the holders of the Series B Preferred Stock and holders of Pari Passu Securities, if any, shall be insufficient to permit the payment to such holders of the preferential amounts payable thereon, then the entire assets and funds of the Corporation legally available for distribution to the Series B Preferred Stock and the Pari Passu Securities, if any, shall be distributed ratably among such shares in proportion to the ratio that the Liquidation Preference payable on each such share bears to the aggregate Liquidation Preference payable on all such shares. If, upon the occurrence of a Liquidation Event, the assets and funds available for distribution among the holders of Senior Securities, if any, the holders of the Series B Preferred Stock and the holders of Pari Passu Securities, if any, shall be sufficient to permit the payment to such holders of the preferential amounts payable thereon, then after such payment shall be made in full to the holders of Senior Securities, if any, the holders of the Series B Preferred Stock and the holders of Pari Passu Securities, if any, the remaining assets and funds available for distribution shall be distributed ratably among the holders of shares of Series B Preferred Stock, the holders of any other class or series of Preferred Stock entitled to participate with the Common Stock in a liquidating distribution and the holders of the Common Stock, with the holders of shares of Preferred Stock deemed to hold the number of shares of Common Stock into which such shares of Preferred Stock are then convertible.

     B. Definition of Liquidation Preference. The “Liquidation Preference” with respect to a share of Series B Preferred Stock means the greater of (i) an amount equal to one and one-half (1.5) multiplied by the Face Amount thereof, and (ii) the amount that would be distributed in such Liquidation Event on the number of shares of Common Stock into which a share of Series B Preferred Stock could be converted immediately prior to such Liquidation Event, assuming all shares of Series B Preferred Stock were so converted. The Liquidation Preference with respect to any Pari Passu Securities, if any, shall be as set forth in the Certificate of Designation filed in respect thereof.

X. ADJUSTMENTS TO THE CONVERSION PRICE

     The Conversion Price shall be subject to adjustment from time to time as follows:

     A. Stock Splits, Stock Dividends, Etc. If, at any time on or after the Issuance Date, the number of outstanding shares of Common Stock is increased by a stock split, stock dividend, combination, reclassification or other similar event, the Conversion Price shall be proportionately reduced, or if the number of outstanding shares of Common Stock is decreased by a reverse stock split, combination, reclassification or other similar event, the Conversion Price shall be proportionately increased. In such event, the Corporation shall notify the Corporation’s transfer agent of such change on or before the effective date thereof.

     B. Change of Control. If, at any time after the Issuance Date, there shall be a Change of Control, then the holders of Series B Preferred Stock shall thereafter have the right to receive upon conversion, in lieu of the shares of Common Stock otherwise issuable, such shares of stock, securities and/or other property as would have been issued or payable in such Change of Control with respect to or in exchange for the number of shares of Common Stock which would have been issuable upon conversion had such Change of Control not taken place (without giving effect to the limitations contained in Article XIV), and in any such case, appropriate provisions (in form and substance reasonably satisfactory to the Series B Majority Holders) shall be made with respect to the rights and interests of the holders of the Series B Preferred Stock to the end that the economic value of the shares of Series B Preferred Stock are in no way diminished by such Change of Control and that the provisions hereof (including, without limitation, in the case of any such consolidation, merger or sale in which the successor entity or purchasing entity is not the Corporation, an immediate adjustment of the Conversion Price so that the Conversion Price immediately after the Change of Control reflects the same relative value as compared to the value of the surviving entity’s common stock that existed between the Conversion Price and the value of the Corporation’s Common Stock immediately prior to such Change of Control) shall thereafter be applicable, as nearly as may be practicable in relation to any shares of stock or securities thereafter deliverable upon the conversion thereof. The Corporation shall not effect any Change of Control unless (i) each holder of Series B Preferred Stock has received written notice (the “Change of Control Notice”) of such transaction at least 30 days prior thereto, but in no event later than 10 days prior to the record date for the determination of stockholders entitled to vote with respect thereto, and (ii) the resulting successor or acquiring entity (if not the Corporation) assumes by written instrument (in form and substance reasonable satisfactory to the Series B Majority Holders) the obligations of this Certificate of Designation (including, without limitation, the obligation to make payments of Dividends accrued but unpaid through the date of such Change of Control and accruing thereafter). The above provisions shall apply regardless of whether or not there would have been a sufficient number of shares of Common Stock authorized and available for issuance upon conversion of the shares of Series B Preferred Stock outstanding as of the date of such transaction, and shall similarly apply to successive reclassifications, consolidations, mergers, sales, transfers or share exchanges.

     C. Distributions. If, at any time after the Issuance Date, the Corporation shall declare or make any distribution of its assets (or rights to acquire its assets) to holders of Common Stock as a partial liquidating dividend, by way of return of capital or otherwise (including any dividend or distribution to the Corporation’s stockholders in cash or shares (or rights to acquire shares) of capital stock of a subsidiary (i.e., a spin-off)) (a “Distribution”), then the holders of Series B Preferred Stock shall be entitled, upon any conversion of shares of Series B Preferred Stock after the date of record for determining stockholders entitled to such Distribution (or if no such record is taken, the date on which such Distribution is declared or made), to receive the amount of such assets which would have been payable to the holder with respect to the shares of Common Stock issuable upon such conversion (without giving effect to the limitations contained in Article XIV) had such holder been the holder of such shares of Common Stock on the record date for the determination of stockholders entitled to such Distribution (or if no such record is taken, the date on which such Distribution is declared or made).

     D. Convertible Securities and Purchase Rights. If, at any time after the Issuance Date, the Corporation issues any securities or other instruments which are convertible into or exercisable or exchangeable for Common Stock (“Convertible Securities”) or options, warrants or other rights to purchase or subscribe for Common Stock or Convertible Securities (“Purchase Rights”) pro rata to the record holders of any class of Common Stock, whether or not such Convertible Securities or Purchase Rights are immediately convertible, exercisable or exchangeable, then the holders of Series B Preferred Stock shall be entitled to acquire, upon the terms applicable to such Convertible Securities or Purchase Rights, the aggregate number of Convertible Securities or Purchase Rights which such holder could have acquired if such holder had held the number of shares of Common Stock acquirable upon complete conversion of the Series B Preferred Stock (without giving effect to the limitations contained in Article XIV) immediately before the date on which a record is taken for the grant, issuance or sale of such Convertible Securities or Purchase Rights, or, if no such record is taken, the date as of which the record holders of Common Stock are to be determined for the grant, issue or sale of such Convertible Securities or Purchase Rights.

     E. Other Action Affecting Conversion Price. If, at any time after the Issuance Date, the Corporation takes any action affecting the Common Stock that would be covered by Article X.A through D, but for the manner in which such action is taken or structured, which would in any way diminish the value of the Series B Preferred Stock, then the Conversion Price shall be adjusted in such manner as the Board of Directors of the Corporation shall in good faith determine to be equitable under the circumstances.

     F. Notice of Adjustments. Upon the occurrence of each adjustment or readjustment of the Conversion Price pursuant to this Article X amounting to a more than one percent (1%) change in such Conversion Price, or any change in the number or type of stock, securities and/or other property issuable upon conversion of the Series B Preferred Stock, the Corporation, at its expense, shall promptly compute such adjustment or readjustment or change and prepare and furnish to each holder of Series B Preferred Stock a certificate setting forth such adjustment or readjustment or change and showing in detail the facts upon which such adjustment or readjustment or change is based. The Corporation shall, upon the written request at any time of any holder of Series B Preferred Stock, furnish to such holder a like certificate setting forth (i) such adjustment or readjustment or change, (ii) the Conversion Price at the time in effect and (iii) the number of shares of Common Stock and the amount, if any, of other securities or property which at the time would be received upon conversion of a share of Series B Preferred Stock.

XI. VOTING RIGHTS AND BOARD REPRESENTATION

     A. Voting Rights.

          (i) Except as otherwise expressly provided elsewhere in this Certificate of Designation or as otherwise required by the Delaware General Corporation Law (the “DGCL”), (a) each holder of Series B Preferred Stock shall be entitled to vote on all matters submitted to a vote of the stockholders of the Corporation and shall be entitled to that number of votes equal to the number of shares of Common Stock into which such holder’s shares of Series B Preferred Stock could then be converted (subject to the limitations set forth in Article XIV) at the record date for the determination of stockholders entitled to vote on such matters or, if no such record date is established, at the date such vote is taken or any written consent of stockholders is solicited, and (b) the holders of shares of Series B Preferred Stock and Common Stock shall vote together (or tender written consents in lieu of a vote) as a single class on all matters submitted to the stockholders of the Corporation. Fractional votes shall not, however, be permitted and any fractional voting rights available on an as-converted basis (after aggregating all shares of Common Stock into which shares of Series B Preferred Stock held by each holder could be converted) shall be rounded to the nearest whole number.

          (ii) The Corporation shall provide each holder of Series B Preferred Stock with prior notification of any meeting of the stockholders (and copies of proxy materials and other information sent to stockholders). If the Corporation takes a record of its stockholders for the purpose of determining stockholders entitled to (a) receive payment of any dividend or other distribution, any right to subscribe for, purchase or otherwise acquire (including by way of merger, consolidation or recapitalization) any share of any class or any other securities or property, or to receive any other right, or (b) to vote in connection with any proposed sale, lease or conveyance of all or substantially all of the assets of the Corporation, or any proposed merger, consolidation, liquidation, dissolution or winding up of the Corporation, the Corporation shall mail a notice to each holder of Series B Preferred Stock, at least 15 days prior to the record date specified therein (or 45 days prior to the consummation of the transaction or event, whichever is earlier, but in no event earlier than public announcement of such proposed transaction), of the date on which any such record is to be taken for the purpose of such vote, dividend, distribution, right or other event, and a brief statement regarding the amount and character of such vote, dividend, distribution, right or other event to the extent known at such time.

          (iii) To the extent that under the DGCL the vote of the holders of the Series B Preferred Stock, voting separately as a class or series, as applicable, is required to authorize a given action of the Corporation, the affirmative vote or consent of the holders of at least a majority of the then outstanding shares of the Series B Preferred Stock represented at a duly held meeting at which a quorum is present or by written consent of the Series B Majority Holders (except as otherwise may be required under the DGCL) shall constitute the approval of such action by the class.

     B. Board Representation. The holders of Series B Preferred Stock, exclusively and as a separate class, shall be entitled to elect one member of the Board (the “Series B Director”). The director elected to the Board of Directors by the Series A Convertible Preferred Stockholders shall initially serve as the Series B Director. The Series B Director may be removed without cause by, and only by, the affirmative vote of the holders of Series B Preferred Stock, given either at a special meeting of the holders of Series B Preferred Stock duly called for that purpose, or by written consent of the holders of Series B Preferred Stock. So long as any shares of Series B Preferred Stock are outstanding, the Company shall not enter into any definitive agreement providing for, or consummate any Change of Control transaction unless the holders of Series B Preferred Stock, exclusively and as a separate class of securities, shall be entitled to elect one or more member of the board of directors (or equivalent board) of the acquirer or successor entity, as the case may be, holding at least the same proportional voting power in respect of such board of such entity as the Series B Director held in respect of the Board of Directors immediately prior to the consummation of such Change of Control.

     C. Board Observation. The holders of Series B Preferred Stock, exclusively and as a separate class, shall be entitled to designate one observer (an “Observer”) to attend all meetings of the Board and all committees thereof. The Board will give the Observer reasonable prior notice (it being agreed that the same prior notice given to the Board shall be deemed reasonable prior notice) in any matter permitted by the Corporation’s bylaws for notice to directors of the time and place of any proposed meeting of the Board, and such notice in all cases shall include true and correct copies of all documents furnished to any director in connection with such meeting. The Observer will be entitled to be present in person as an observer to any such meeting or, if a meeting is held by telephone conference or other electronic means, to participate therein for the purpose of listening thereto. The Corporation will deliver to the Observer copies of all documents that may be distributed from time to time to the members of the Board (in their capacity as such) at such time as such papers are so distributed to them, including copies of any written consent. The Observer shall hold in confidence to the same extent required by law of the members of the Board all documents furnished in connection with any meeting of the Board and any committee thereof and all information received through oral communication in any meeting of the Board and any committee thereof.

     D. Investment Oversight Committee. The investment oversight committee established pursuant to the Corporation’s Certificate of Designation, Preferences and Rights of Series A Convertible Preferred Stock is hereby terminated and a new investment oversight committee (the

“Investment Oversight Committee”) is hereby established for the purpose of monitoring the disbursement of the net proceeds to the Corporation from transactions pursuant to the Series A Securities Purchase Agreement and Series B Securities Purchase Agreement. The Investment Oversight Committee shall consist of two (2) members, one of whom shall be appointed by the Board and one of whom shall be appointed by the holders of Series B Preferred Stock. The initial members shall be W. Michael Smith and Raahim Don. All expenditures of the proceeds resulting from the sales of securities by the Corporation pursuant to the Series A Securities Purchase Agreement and Series B Securities Purchase Agreement shall require the unanimous, prior, written approval of the members of the Investment Oversight Committee. The Investment Oversight Committee shall remain in existence until the Company has used all of the proceeds received in connection with the transactions contemplated by the Series B Securities Purchase Agreement.

XII. PROTECTION PROVISIONS

     So long as any shares of Series B Preferred Stock are outstanding, the Corporation shall not take any of the following corporate actions (whether by merger, consolidation or otherwise) without first obtaining the approval (by vote or written consent, as provided by the DGCL) of the Series B Majority Holders:

          (i) alter or change the rights, preferences or privileges of the Series B Preferred Stock, or increase the authorized number of shares of Series B Preferred Stock;

          (ii) amend its certificate of incorporation or bylaws;

          (iii) issue any shares of Series B Preferred Stock other than pursuant to the Series B Securities Purchase Agreement or as a Dividend (as described in Article III);

          (iv) redeem, repurchase or otherwise acquire, or declare or pay any cash dividend or distribution on, any Junior Securities;

          (v) increase the par value of the Common Stock;

          (vi) sell all or substantially all of its assets or stock, or consolidate or merge with another entity;

          (vii) enter into or permit to occur any Change of Control transaction;

          (viii) sell, transfer or encumber technology, other than licenses granted in the ordinary course of business;

          (ix) liquidate, dissolve, recapitalize or reorganize;

          (x) authorize, reserve, or issue Common Stock with respect to any plan or agreement that provides for the issuance of equity securities to employees, officers, directors or consultants of the Corporation in excess of 250,000 shares of Common Stock, which figure equals the number of shares of Common Stock currently reserved for issuance under such plans and arrangements;

          (xi) change its principal business;

          (xii) issue shares of Common Stock, other than as contemplated herein or by the Warrants;

          (xiii) increase the number of members of the Board to more than 7 members, or, if no Series B Director has been elected, increase the number of members of the Board to more than 6 members;

          (xiv) alter or change the rights, preferences or privileges of any capital stock of the Corporation so as to affect adversely the Series B Preferred Stock;

          (xv) create or issue any Senior Securities or Pari Passu Securities;

          (xvi) except for the issuance of debt securities on an unsecured basis to, or incurrence of unsecured indebtedness from, a recognized financial institution in an aggregate amount not exceeding $5,000,000 and which, in the case of debt securities, are not Convertible Securities or Purchase Rights, issue any debt securities or incur any indebtedness that would have any preferences over the Series B Preferred Stock upon liquidation of the Corporation, or redeem, repurchase, prepay or otherwise acquire any outstanding debt securities or indebtedness of the Corporation, except as expressly required by the terms of such securities or indebtedness;

          (xvii) make any Dilutive Issuance;

          (xviii) enter into any agreement, commitment, understanding or other arrangement to take any of the foregoing actions; or

          (xix) cause or authorize any subsidiary of the Corporation to engage in any of the foregoing actions.

Notwithstanding the foregoing, no corporate action pursuant to this Article XII shall be effective to the extent that, by its terms, it applies to less than all of the holders of shares of Series B Preferred Stock then outstanding.

XIII. OPTIONAL REDEMPTION

     A. If, at any time after the first anniversary of the Issuance Date and before the fourth anniversary of the Issuance Date, on each trading day during a period of at least twenty (20) consecutive trading days (a) the Closing Sales Price of the Common Stock is at least 200% of the Conversion Price then in effect and (b) the trading volume (as reported by Bloomberg) and Market Price of the Common Stock result in a value of at least $350,000 of Common Stock traded on each trading day, then the Corporation shall have the right to redeem all shares of Series B Preferred Stock then outstanding at price per share of Series B Preferred Stock equal to the product of two multiplied by the sum of the Face Amount plus all accrued and unpaid Dividends thereon through the closing date of such redemption.

     B. Any redemption made by the Corporation pursuant to this Article XIII (the “Company Redemption”) shall be made by providing forty-five (45) days’ advance written notice (the “Company Redemption Notice”) to the holders of shares of Series B Preferred Stock. The Corporation may redeem all, but not less than all, of the outstanding shares of Series B Preferred Stock pursuant to this Article XIII.

     C. The Corporation may not deliver to a holder a Company Redemption Notice unless (a) the conditions to such Company redemption have been satisfied within the twenty (20) trading day period preceding such Company Redemption Notice, and (ii) on or prior to the date of delivery of such Company Redemption Notice, the Corporation shall have segregated on the books and records of the Corporation an amount of cash sufficient to pay all amounts to which the holders of shares of Series B Preferred Stock are entitled upon such redemption pursuant to this Article XIII. Any Company Redemption Notice delivered shall be irrevocable and shall be accompanied by a certificate executed by a duly authorized officer of the Corporation stating that all conditions to such Company Redemption have been satisfied.

     D. The price per share of Series B Preferred Stock required to be paid by the Corporation pursuant to Article XIII.A (the “Company Redemption Amount”) shall be paid in cash to the holders whose Series B Preferred Stock is being redeemed within five (5) business days of the effective date of the Company Redemption (the “Company Redemption Date”); provided, however, that the Corporation shall not be obligated to deliver any portion of the Company Redemption Amount until either the Preferred Stock Certificates being redeemed are delivered to the office of the Corporation or the holder notifies the Corporation that such certificates have been lost, stolen or destroyed and delivers the appropriate documentation in accordance with Article XVI.B hereof. Notwithstanding anything herein to the contrary, in the event that the Preferred Stock Certificates representing the shares of Series B Preferred Stock being redeemed are not delivered to the Corporation or the transfer agent or the holder fails to notify the Corporation or the transfer agent that such certificates have been lost, stolen or destroyed and fails to deliver the appropriate documentation in accordance with Article XV.B hereof prior to the fifth business day following the Company Redemption Date, then the redemption of the Series B Preferred Stock pursuant to this Article XIII shall still be deemed effective as of the Company Redemption Date, but the Company Redemption Amount shall be paid in cash to the holder whose shares of Series B Preferred Stock are being redeemed only within five (5) business days of the date the Preferred Stock Certificates representing such shares are actually delivered to the Corporation or the transfer agent or the holder notifies the Corporation that such Preferred Stock Certificates have been lost, stolen or destroyed and delivers the documentation to the Corporation required by Article XVI.B hereof.

     E. Notwithstanding the delivery of a Company Redemption Notice, a holder may convert some or all of its shares of Series B Preferred Stock subject to such Company Redemption Notice by the delivery at least three trading days prior to the Company Redemption Date of a Notice of

Conversion to the Corporation and otherwise complying with all requirements set forth in Article IV. In the event a holder would be precluded from converting any shares of Series B Preferred Stock subject to a Company Redemption Notice due to the limitation contained in Article XIV, the Company Redemption Date, for such holder only, shall automatically be extended by that number of days by which such holder is so precluded; provided, however, that in no event shall the Company Redemption Date be extended by more than sixty (60) days.

XIV. LIMITATIONS ON CERTAIN CONVERSIONS AND TRANSFERS

     In no event shall a holder of shares of Series B Preferred Stock of the Corporation have the right to convert shares of Series B Preferred Stock into shares of Common Stock or to dispose of any shares of Series B Preferred Stock to the extent that such right to effect such conversion or disposition would result in the holder and its affiliates together beneficially owning or having the power to vote more than 9.99% of the outstanding shares of Common Stock. For purposes of this Article XIV, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and Regulation 13D-G thereunder. The restriction contained in this Article XIV may not be altered, amended, deleted or changed in any manner whatsoever unless the holders of a majority of the outstanding shares of Common Stock and the Series B Majority Holders shall approve, in writing, such alteration, amendment, deletion or change.

XV. PARTICIPATION RIGHT; EXCHANGE RIGHT

     Subject to the terms and conditions specified in this Article XV, the holders of Series B Preferred Stock shall have a right to participate with respect to the issuance or possible issuance of (i) equity or equity-linked securities, or (ii) debt that is convertible into equity or in which there is an equity component (“Additional Securities”) on the same terms and conditions as offered by the Company to the other purchasers of such Additional Securities. Each time the Company proposes to offer any Additional Securities, the Company shall make an offering of such Additional Securities to each Purchaser in accordance with the following provisions:

          (i) the Company shall deliver a notice (the “Notice”) to the holders of Series B Preferred Stock stating (A) its bona fide intention to offer such Additional Securities, (B) the number of such Additional Securities to be offered, (C) the price and terms, if any, upon which it proposes to offer such Additional Securities, and (D) the anticipated closing date of the sale of such Additional Securities;

          (ii) until the second anniversary of the Closing Date, by written notification received by the Company within fifteen (15) trading days after giving of the Notice, any holder of Series B Preferred Stock may elect to purchase or obtain, at the price and on the terms specified in the Notice, up to that portion of such Additional Securities that have a total purchase price equal to the greater of (1) fifty percent (50%) of the aggregate amount of the Additional Securities to be offered and sold in such offering and (2) one hundred percent (100%) of the Face Amount of the Series B Preferred Stock then held by such holder (including any shares of Series B Preferred Stock that have been converted into Common Stock), plus any accrued and unpaid Dividends. The

Company shall promptly, in writing, inform each holder of Series B Preferred Stock that elects to purchase all of the Additional Shares available to it (“Fully-Exercising Holder”) of any other holder of Series B Preferred Stock’s failure to do likewise. During the five (5) trading day period commencing after such information is given, each Fully-Exercising Holder shall be entitled to obtain that portion of the Additional Securities for which the holders of Series B Preferred Stock were entitled to subscribe but that were not subscribed for by the holders of Series B Preferred Stock that is equal to the proportion that the Face Amount of the Series B Preferred Stock held by such Fully-Exercising Holder (including any shares of Series B Preferred Stock that have been converted into Common Stock) bears to the total Face Amount of the Series B Preferred Stock held by all holders of Series B Preferred Stock (including any shares of Series B Preferred Stock that have been converted into Common Stock);

          (iii) notwithstanding the provisions of Article XV(ii), at any time after the Closing Date, by written notification received by the Company within five (5) trading days after giving of the Notice required by Article XV(i) above, any holder of Series B Preferred Stock may elect to purchase or obtain, at the price and on the terms specified in the Notice, up to that portion of such Additional Securities that have a total purchase price equal to the Face Amount of the Series B Preferred Stock held by such holder (including any shares of Series B Preferred Stock that have been converted into Common Stock), plus accrued and unpaid Dividends; provided, however, that any holder of Series B Preferred Stock who elects to purchase Additional Securities pursuant to this Article XV(iii) shall be required to surrender to the Company Series B Preferred Stock (or Common Stock issued on the conversion of such Series B Preferred Stock) for which the Face Amount (plus all accrued but unpaid Dividends) equals the total purchase price of the Additional Securities to be acquired by such holder of Series B Preferred Stock under this paragraph (iii), and the Company shall accept such Series B Preferred Stock (or Common Stock issued on the conversion of such Series B Preferred Stock) as payment in full for such Additional Securities. The provisions of this Article XV(iii) shall be of no further force or effect upon the consummation of any transaction (other than those transactions contemplated by the Series B Securities Purchase Agreement) resulting in the issuance of the Company’s Common Stock in connection with a bona fide public offering at an offering price per share (prior to any underwriter’s commissions and discounts) of not less than $3.10 (as adjusted to reflect any stock dividends, distributions, combinations, reclassifications and other similar transactions effected by the Company in respect to its Common Stock) that results in total net proceeds to the Company of at least $25,000,000;

          (iv) if all Additional Securities which the holders of Series B Preferred Stock are entitled to obtain pursuant to Article XV(ii) or Article XV(iii) are not elected to be obtained as provided in subsection Article XV(ii) or Article XV(iii) hereof, the Company may, during the 75-day period following the expiration of the period provided in subsection Article XV(ii) or Article XV(iii) hereof, offer the remaining unsubscribed portion of such Additional Securities to any person or persons at a price not less than, and upon terms no more favorable to the offeree than, those specified in the Notice. If the Company does not consummate the sale of such Additional Securities within such period, the right provided hereunder shall be deemed to be revived and such Additional Securities shall not be offered or sold unless first reoffered to the holders of Series B Preferred Stock in accordance herewith;

          (v) the participation rights in this Article XV shall not be applicable to (A) the issuance or sale of shares of Common Stock (or options therefor) to employees, officers, directors, or consultants of the Company for the primary purpose of soliciting or retaining their employment or service pursuant to a stock option plan (or similar equity incentive plan) approved in good faith by the Board of Directors, (B) the issuance of Common Stock in connection with a bona fide underwritten public offering at an offering price per share (prior to underwriter’s commissions and discounts) of not less than 200% of the Conversion Price (as adjusted to reflect any stock dividends, distributions, combinations, reclassifications and other similar transactions effected by the Company in respect to its Common Stock) that results in total proceeds to the Company of at least $25,000,000, (C) the issuance or sale of the Series B Preferred Stock, (D) the issuance of securities in connection with mergers, acquisitions, strategic business partnerships or joint ventures approved by the Board of Directors and the primary purpose of which, in the reasonable judgment of the Board of Directors, is not to raise additional capital or (E) any issuance of securities as to which the Series B Majority Holders shall have executed a written waiver of the rights contained in this Article XV; and

          (vi) the participation rights set forth in this Article XV may not be assigned or transferred, except that such right is assignable by each holder of Series B Preferred Stock to any wholly-owned subsidiary or parent of, or to any corporation or entity that is, within the meaning of the Securities Act, controlling, controlled by or under common control with, any such holder of Series B Preferred Stock.

XVI. MISCELLANEOUS

     A. Cancellation of Series B Preferred Stock. If any shares of Series B Preferred Stock are converted pursuant to Article IV, exchanged pursuant to Article XV(iii) or redeemed or repurchased by the Corporation, the shares so converted or redeemed shall be canceled, shall return to the status of authorized, but unissued Preferred Stock of no designated series, and shall not be issuable by the Corporation as Series B Preferred Stock.

     B. Lost or Stolen Certificates. Upon receipt by the Corporation of (i) evidence of the loss, theft, destruction or mutilation of any Preferred Stock Certificate(s) and (ii) (y) in the case of loss, theft or destruction, indemnity (without any bond or other security) reasonably satisfactory to the Corporation, or (z) in the case of mutilation, the Preferred Stock Certificate(s) (surrendered for cancellation), the Corporation shall execute and deliver new Preferred Stock Certificate(s) of like tenor and date. However, the Corporation shall not be obligated to reissue such lost, stolen, destroyed or mutilated Preferred Stock Certificate(s) if the holder contemporaneously requests the Corporation to convert such Series B Preferred Stock.

     C. Allocation of Reserved Amount. The initial Reserved Amount shall be allocated pro rata among the holders of Series B Preferred Stock based on the number of shares of Series B Preferred Stock issued to each such holder. Each increase to the Reserved Amount shall be allocated pro rata among the holders of Series B Preferred Stock based on the number of shares of Series B Preferred Stock held by each holder at the time of the increase in the Reserved Amount. In the event a holder shall sell or otherwise transfer any of such holder’s shares of Series B Preferred Stock, each transferee shall be allocated a pro rata portion of such transferor’s Reserved Amount. Any portion of the Reserved Amount that remains allocated to any person or entity which does not hold any Series B

Preferred Stock shall be allocated to the remaining holders of shares of Series B Preferred Stock, pro rata based on the number of shares of Series B Preferred Stock then held by such holders.

     D. Quarterly Statements of Available Shares. For each calendar quarter beginning in the quarter in which the initial registration statement required to be filed pursuant to Section 2(a) of the Registration Rights Agreement is declared effective and thereafter for so long as any shares of Series B Preferred Stock are outstanding, the Corporation shall deliver (or cause its transfer agent to deliver) to each holder a written report notifying the holders of any reason why the Corporation is prohibited from issuing Common Stock upon any conversion. The report shall also specify (i) the total number of shares of Series B Preferred Stock outstanding as of the end of such quarter, (ii) the total number of shares of Common Stock issued upon all conversions of Series B Preferred Stock prior to the end of such quarter, (iii) the total number of shares of Common Stock which are reserved for issuance upon conversion of the Series B Preferred Stock as of the end of such quarter and (iv) the total number of shares of Common Stock which may thereafter be issued by the Corporation upon conversion of the Series B Preferred Stock before the Corporation would exceed the Cap Amount and the Reserved Amount. The Corporation (or its transfer agent) shall use commercially reasonable efforts to deliver the report for each quarter to each holder prior to the tenth day of the calendar month following the quarter to which such report relates. In addition, the Corporation (or its transfer agent) shall provide, as promptly as practicable following delivery to the Corporation of a written request by any holder, any of the information enumerated in clauses (i) — (iv) of this Paragraph D as of the date of such request.

     E. Payment of Cash; Defaults. Whenever the Corporation is required to make any cash payment to a holder under this Certificate of Designation (as payment of any Dividend, upon redemption or otherwise), such cash payment shall be made to the holder within five business days after delivery by such holder of a notice specifying the method (e.g., by check, wire transfer) in which such payment should be made and any supporting documentation reasonably requested by the Corporation to substantiate the holder’s claim to such cash payment and the amount thereof. If such payment is not delivered within such five business day period, such holder shall thereafter be entitled to interest on the unpaid amount at a per annum rate equal to the lower of (i) eighteen percent (18%) and (ii) the highest interest rate permitted by applicable law until such amount is paid in full to the holder.

     F. Status as Stockholder. Upon submission of a Notice of Conversion by a holder of Series B Preferred Stock, (i) the shares covered thereby (other than the shares, if any, which cannot be issued because their issuance would exceed such holder’s allocated portion of the Reserved Amount or Cap Amount) shall be deemed converted into shares of Common Stock and (ii) the holder’s rights as a holder of such converted shares of Series B Preferred Stock shall cease and terminate, excepting only the right to receive certificates for such shares of Common Stock and to any remedies provided herein or otherwise available at law or in equity to such holder because of a failure by the Corporation to comply with the terms of this Certificate of Designation. Notwithstanding the foregoing, if a holder has not received certificates for all shares of Common Stock prior to the sixth business day after the expiration of the Delivery Period with respect to a conversion of Series B Preferred Stock for any reason, then (unless the holder otherwise elects to retain its status as a holder of Common Stock by so notifying the Corporation within five business days after the expiration of such six business day period after expiration of the Delivery Period) the holder shall regain the rights of a holder of Series B Preferred Stock with respect to such unconverted shares of Series B Preferred Stock and the Corporation shall, as soon as practicable, return such unconverted shares to the holder. In all cases, the holder shall retain all of its rights and remedies for the Corporation’s failure to convert Series B Preferred Stock.

     G. Remedies Cumulative. The remedies provided in this Certificate of Designation shall be cumulative and in addition to all other remedies available under this Certificate of Designation, at law or in equity (including a decree of specific performance and/or other injunctive relief), and nothing herein shall limit a holder’s right to pursue actual damages for any failure by the Corporation to comply with the terms of this Certificate of Designation. The Corporation acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the holders of Series B Preferred Stock and that the remedy at law for any such breach may be inadequate. The Corporation therefore agrees, in the event of any such breach or threatened breach, that the holders of Series B Preferred Stock shall be entitled, in addition to all other available remedies, to an injunction restraining any breach, without the necessity of showing economic loss and without any bond or other security being required.

     H. Waiver. Notwithstanding any provision in this Certificate of Designation to the contrary, any provision contained herein and any right of the holders of Series B Preferred Stock granted hereunder may be waived as to all shares of Series B Preferred Stock (and the holders thereof) upon the written consent of the Series B Majority Holders, unless a higher percentage is required by applicable law, in which case the written consent of the holders of not less than such higher percentage of shares of Series B Preferred Stock shall be required.

     I. Notices. Any notices required or permitted to be given under the terms hereof shall be sent by certified or registered mail (return receipt requested) or delivered personally, by nationally recognized overnight carrier or by confirmed facsimile transmission, and shall be effective five days after being placed in the mail, if mailed, or upon receipt or refusal of receipt, if delivered personally or by nationally recognized overnight carrier or, subject to Section II.D. hereof, upon confirmed facsimile transmission, in each case addressed to a party. The addresses for such communications are (i) if to the Corporation to Remote Dynamics, Inc., 1155 Kas Drive, Suite 100, Richardson, Texas 75081-1999, Telephone: 972-301-2733, Facsimile: 972-301-2263, Attention: J. Raymond Bilbao, Esquire, and (ii) if to any holder to the address set forth under such holder’s name on the execution page to the Series B Securities Purchase Agreement, or such other address as any party may be designated in writing hereafter, in the same manner, by such person.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, this Certificate of Designation is executed on behalf of the Corporation this [___] day of [___], 2005.

REMOTE DYNAMICS, INC.

By:
Name:
Title:

NOTICE OF CONVERSION

(To be Executed by the Registered Holder
in order to Convert the Series B Preferred Stock)

     The undersigned hereby irrevocably elects to convert ___shares of Series B Preferred Stock (the “Conversion”), represented by Stock Certificate No(s). ___(the “Preferred Stock Certificates”), into shares of common stock (“Common Stock”) of Remote Dynamics, Inc. (the “Corporation”) and cash in lieu of any fractional share(s), if applicable, according to the conditions of the Certificate of Designation, Preferences and Rights of Series B Convertible Preferred Stock (the “Certificate of Designation”), as of the date written below. If securities are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto. No fee will be charged to the holder for any conversion, except for transfer taxes, if any. Each Preferred Stock Certificate is attached hereto (or evidence of loss, theft or destruction thereof).

     Except as may be provided below, the Corporation shall electronically transmit the Common Stock issuable pursuant to this Notice of Conversion to the account of the undersigned or its nominee (which is ___) with DTC through its Deposit Withdrawal Agent Commission System (“DTC Transfer”).

     In the event of partial exercise, please reissue a new stock certificate for the number of shares of Series B Preferred Stock which shall not have been converted.

     The undersigned acknowledges and agrees that all offers and sales by the undersigned of the securities issuable to the undersigned upon conversion of the Series B Preferred Stock have been or will be made only pursuant to an effective registration of the transfer of the Common Stock under the Securities Act of 1933, as amended (the “Act”), or pursuant to an exemption from registration under the Act.

☐	In lieu of receiving the shares of Common Stock issuable pursuant to this Notice of Conversion by way of DTC Transfer, the undersigned hereby requests that the Corporation issue and deliver to the undersigned physical certificates representing such shares of Common Stock.

Date of Conversion:

Applicable Conversion Price:

Signature:

Name:

Address:

APPENDIX E

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR IN ANY OTHER JURISDICTION. THE SECURITIES REPRESENTED HEREBY MAY NOT BE OFFERED, SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER APPLICABLE SECURITIES LAWS UNLESS OFFERED, SOLD OR TRANSFERRED PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THOSE LAWS.

SECURED PROMISSORY NOTE

Date: May 31, 2005	$1,750,000.00

          FOR VALUE RECEIVED, REMOTE DYNAMICS, INC., a corporation organized under the laws of the State of Delaware (hereinafter called the “Borrower” or the “Corporation”), hereby promises to pay to the order of SDS CAPITAL GROUP SPC, LTD., or registered assigns (individually, the “Holder”, and collectively with the holders of any and all other notes of same like and tenor, the “Holders”), the sum of One Million Seven Hundred Fifty Thousand Dollars ($1,750,000.00) on September 30, 2005 (the “Scheduled Maturity Date”), and to pay interest on the unpaid principal balance hereof at the rate of eight percent (8%) per annum; provided, however, that the Scheduled Maturity Date shall be extended in the event that the SEC elects to review the preliminary proxy statement relating to obtaining Stockholder Approval (as described in Article V hereof) by the number of days, not exceeding 60, between the tenth calendar day after filing such preliminary proxy statement and the date of filing of the definitive proxy statement with the SEC. The principal amount hereof, together with all accrued and unpaid interest thereon, shall be due and payable on the Scheduled Maturity Date. Interest shall accrue on the unpaid principal balance hereof from the date hereof (the “Issue Date”) until the same becomes due and payable, whether at maturity, or upon prepayment, repayment, or otherwise. Interest shall be calculated based on a 365-day year and shall be payable in arrears. All payments of principal and interest shall be made in, and all references herein to monetary denominations shall refer to, lawful money of the United States of America. All payments shall be made at such address as the Holder shall have given or shall hereafter give to the Borrower by written notice made in accordance with the provisions of this Note.

     The term “Note” and all references thereto, as used throughout this instrument, shall mean this instrument as originally executed, or if later amended or supplemented, then as so amended or supplemented. The obligations of the Borrower under this Note are secured as provided in a Security Agreement, dated as of the date hereof, by the Borrower in favor of SDS Capital Group SPC, Ltd., (the “Security Agreement”). This Note, the Security Agreement, and the related Registration Rights Agreement, dated as of the date hereof, between the Holder and the Borrower (the “Registration Rights Agreement”) are collectively referred to herein as the “Note Transaction Documents.”

ARTICLE I

PREPAYMENT

     A. Mandatory Prepayment. Upon the occurrence of an Event of Default (as defined below), this Note shall be prepaid by the Borrower in accordance with the provisions of Article VI hereof.

     B. Prepayment at Borrower’s Option. This Note may not be prepaid at the option of Borrower without the prior written consent of the Holder.

ARTICLE II

CERTAIN DEFINITIONS

     The following terms shall have the following meanings:

     “Common Stock” means the shares of common stock, $.01 par value per share, of the Borrower.

     “Exchange Date” and “Exchange Trigger Date” mean the date on which Stockholder Approval (as defined in Article V) is obtained.

     “Series B Certificate of Designations” means the Corporation’s Certificate of Designation, Preferences and Rights of Series B Preferred Stock, as in effect from time to time.

     “Series B Preferred Stock” means shares of the Corporation’s Series B Convertible Preferred Stock.

     “Series C-1 Warrant” means a warrant to acquire shares of Common Stock substantially in the form of the warrant attached hereto as Exhibit A.

     “Series C-2 Warrant” means a warrant to acquire shares of Common Stock substantially in the form of the warrant attached hereto as Exhibit B.

     “Warrants” means the Series C-1 Warrants and Series C-2 Warrants issuable upon exchange of this Note as described in Article IV.

ARTICLE III

[INTENTIONALLY OMITTED]

ARTICLE IV

MANDATORY EXCHANGE

     A. Automatic Exchange. If Stockholder Approval (as defined in Article V) is obtained on or prior to the Scheduled Maturity Date, then the Note shall be automatically exchanged for a Series C-1 Warrant and a Series C-2 Warrant to purchase such number of shares of Common Stock as are determined in accordance with the formula set forth in Article IV.B, and (ii) all accrued and unpaid interest shall immediately become due and payable. The Corporation shall provide immediate written notice to the holder upon obtaining Stockholder Approval and the Corporation and the Holder shall follow the applicable exchange procedures set forth in Article IV.C.

     B. Exchange Formula. The number and kind of warrants issuable upon exchange of the Note shall be determined as follows:

          Series C-1 Warrants. In exchange for the Note, the Borrower shall issue to the Holder the Series C-1 Warrant.

          Series C-2 Warrants. The Borrower shall also issue to the Holder the C-2 Warrant.

     C. Mechanics of Exchange. Following receipt by the Holder of written notice of the Stockholder Approval, the Holder shall surrender or cause to be surrendered this Note, duly endorsed, as soon as practicable thereafter to the Corporation or the transfer agent. Upon receipt by the Corporation of a facsimile copy of this Note from the Holder, the Corporation shall immediately send, via facsimile, a confirmation to the Holder stating that this Note has been received, the date upon which the Corporation expects to deliver the Series C-1 Warrants and the Series C-2 Warrants (the “Warrants”) issuable upon such exchange and the name and telephone number of a contact person at the Corporation regarding the conversion. The Corporation shall not be obligated to issue Warrants upon an exchange unless either this Note is delivered to the Corporation or the transfer agent as provided above, or the Holder notifies the Corporation or the transfer agent that such certificates have been lost, stolen or destroyed and delivers the documentation to the Corporation required by Article IX.H hereof.

          (i) Delivery of Warrants Upon Exchange. Upon the surrender of this Note pursuant to paragraph C above, the Corporation shall, no later than the later of (a) the second business day following the Exchange Trigger Date and (b) the business day following the date of such surrender (or, in the case of lost, stolen or destroyed certificates, after provision of indemnity pursuant to Article IX.H), issue and deliver to the holder or its nominee the number of Warrants issuable upon exchange of the Note.

          (ii) Taxes. The Corporation shall pay any and all taxes which may be imposed upon it with respect to the issuance and delivery of the Warrants.

ARTICLE V

CERTAIN AGREEMENTS OF THE CORPORATION

     A. [Intentionally omitted].

     B. Reservation of Shares. Until the Scheduled Maturity Date or earlier cancellation of this Note, the Corporation shall at all times have authorized, and reserved for issuance as contemplated by this Note, a sufficient number of shares of Common Stock to provide for the exercise in full of the Warrants.

     C. [Intentionally omitted].

     D. Certain Actions Prohibited. The Corporation shall not, by amendment of its charter or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed by it hereunder, but will at all times in good faith assist in the carrying out of all the provisions of this Note and in the taking of all such action as may reasonably be requested by the holder of this Note in order to protect the economic benefit inuring to the holder hereof and the exchange privileges of the holder of this Note against impairment, consistent with the tenor and purpose of this Note.

     E. Successors and Assigns. This Note shall be binding upon any entity succeeding to the Corporation by merger, consolidation, or acquisition of all or substantially all of the Corporation’s assets.

     F. Stockholder Approval; Special Meeting of Stockholders. Promptly following the Issue Date, the Corporation and its Board of Directors shall (i) prepare proxy materials and solicit proxies requesting Stockholder Approval, (ii) call a special meeting (the “Special Meeting”) of the Corporation’s stockholders (which shall be held no later than August 1, 2005, subject to any delay caused solely by the SEC’s review of the preliminary proxy statement relating thereto) for the purpose of obtaining Stockholder Approval, (iii) recommend that the Corporation’s stockholders vote in favor of such approval, and (iv) otherwise use commercially reasonable best efforts to obtain Stockholder Approval. If Stockholder Approval is not obtained at the Special Meeting, the Corporation and its Board of Directors shall continue to use commercially reasonable best efforts to obtain Stockholder Approval until Stockholder Approval is obtained. A request for Stockholder Approval, unless the Board of Directors receives an opinion of counsel advising that such recommendation would constitute a breach of the Directors’ fiduciary duties imposed by applicable law, shall include a recommendation that the Corporation’s stockholders vote in favor of such approval. All expenses related to the solicitation of proxies with respect to, or otherwise incurred in connection with, obtaining Stockholder Approval shall be borne by the Corporation. “Stockholder Approval” means the affirmative vote by the holders of the requisite number of votes cast at a meeting of stockholders to duly and validly approve (i) the issuance of Series C-1 Warrants and Series C-2 Warrants upon exchange of this Note in accordance with the terms hereof and (ii) any other matter that the Borrower and Holder shall agree in writing to submit to the stockholders for approval in connection with the issuance of this Note and related transactions.

ARTICLE VI

EVENTS OF DEFAULT

     A. Events of Default. In the event (each of the events described in clauses (i)-(vii) below after expiration of the applicable cure period (if any) being an “Event of Default”):

          (i) the Corporation fails to pay the principal hereof, and/or the accrued and unpaid interest thereon, when due, whether at maturity, upon acceleration or otherwise;

          (ii) except with respect to matters covered by subparagraph (i) above, as to which such subparagraph shall apply, the Corporation otherwise shall breach any material term hereunder or under the other Note Transaction Documents, including, without limitation, the representations and warranties contained therein (i.e., in the event of a material breach as of the date such representation and warranty was made) and if such breach is curable, shall fail to cure such breach within 10 business days after the Corporation has been notified thereof in writing by the Holder;

          (iii) the Corporation shall:

               (a) sell, convey or dispose of all or substantially all of its assets (the presentation of any such transaction for stockholder approval being conclusive evidence that such transaction involves the sale of all or substantially all of the assets of the Corporation);

               (b) merge, consolidate or engage in any other business combination with any other entity (other than pursuant to a migratory merger effected solely for the purpose of changing the jurisdiction of incorporation of the Corporation and other than pursuant to a merger in which the Corporation is the surviving or continuing entity and its capital stock is unchanged) provided that such merger, consolidation or business combination is required to be reported by the Corporation on a Current Report pursuant to Item 1 of Form 8-K, or any successor form;

               (c) either (i) fail to pay, when due, or within any applicable grace period, any payment with respect to any indebtedness of the Corporation in excess of $250,000 due to any third party, other than payments contested by the Corporation in good faith, or otherwise breach or violate any agreement for monies owed or owing in an amount in excess of $250,000 which breach or violation permits the other party thereto to declare a default or otherwise accelerate amounts due thereunder, or (ii) suffer to exist any other default or event of default under any agreement binding the Corporation which default or event of default would or is likely to have a material adverse effect on the business, operations, properties, prospects or financial condition of the Corporation;

               (d) on or prior to the second anniversary of the Issue Date, issue or agree to issue any future equity or equity-linked securities or debt which is convertible into equity or in which there is an equity component, except for any Excluded Issuance (as such term is defined in the Series B Certificate of Designations);

               (e) fail to issue the Warrants in exchange for this Note as required hereunder;

          (iv) the Corporation or any subsidiary of the Corporation shall make an assignment for the benefit of creditors, or apply for or consent to the appointment of a receiver or trustee for it or for a substantial part of its property or business; or such a receiver or trustee shall otherwise be appointed;

          (v) bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings for relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against the Corporation or any subsidiary of the Corporation, and if instituted against the Corporation or any subsidiary of the Corporation by a third party, shall not be dismissed within 60 days of their initiation, or

          (vi) a Redemption Event (as such term is defined in the Series B Certificate of Designations) shall occur and be continuing under the Series B Certificate of Designations,

          (vii) an Event of Default (as such term is defined in the applicable Note Transaction Document) shall occur and be continuing under any other Note Transaction Document,

then, upon the occurrence of any such Event of Default, at the option of each Holder, exercisable in whole or in part at any time and from time to time by delivery of a Default Notice (as defined in paragraph C below) to the Corporation while such Event of Default continues, the Corporation shall pay the Holders (and upon the occurrence of an Event of Default specified in subparagraphs (iv) and (v) of this paragraph A, the Corporation shall be required to pay the Holders), in satisfaction of its obligation to pay the outstanding principal amount of the Notes and accrued and unpaid interest thereon, an amount equal to the Default Amount (as defined in paragraph B below) and such Default Amount, together with all other ancillary amounts payable hereunder, shall immediately become due and payable, all without demand, presentment or notice, all of which are hereby expressly waived, together with all costs, including, without limitation, legal fees and expenses of collection, and the Holder shall be entitled to exercise all other rights and remedies available at law or in equity. For the avoidance of doubt, the occurrence of any event described in clauses (i), (iii), (iv), (v), (vi) and (vii) above shall immediately constitute an Event of Default and there shall be no cure period. Upon the Corporation’s receipt of any Default Notice hereunder, the Corporation shall immediately (and in any event within one business day following such receipt) deliver a written notice (a “Default Announcement”) to all Holders of the Notes stating the date upon which the Corporation received such Default Notice and the amount of the Notes covered thereby. Following the delivery of a Default Announcement hereunder, at any time and from time to time, each Holder of the Notes may request (either orally or in writing) information from the Corporation with respect to the instant default (including, but not limited to, the aggregate principal amount outstanding of Notes covered by Default Notices received by the Corporation) and the Corporation shall furnish (either orally or in writing) as soon as practicable such requested information to such requesting Holder.

     B. Definition of Default Amount. The “Default Amount” with respect to a Note means an amount equal to the aggregate principal amount outstanding of the Notes being paid plus all accrued and unpaid interest thereon through the payment date.

     C. Failure to Pay Default Amounts. If the Corporation fails to pay any Holder the Default Amount with respect to any Note within five business days after its receipt of a notice requiring such repayment (a “Default Notice”), then the Holder of any Note delivering such Default Notice shall be entitled to interest on the Default Amount at a per annum rate equal to the lower of twenty-four percent (24%) and the highest interest rate permitted by applicable law from the date on which the Corporation receives the Default Notice until the date of payment of the Default Amount hereunder. In the event the Corporation is not able to repay all of the outstanding Notes subject to Default Notices delivered prior to the date upon which such repayment is to be effected, the Corporation shall repay the outstanding Notes from each Holder pro rata, based on the total amounts due on the Notes at the time of repayment included by such Holder in all Default Notices delivered prior to the date upon which such repayment is to be effected relative to the total amounts due under the Notes at the time of repayment included in all of the Default Notices delivered prior to the date upon which such repayment is to be effected.

ARTICLE VII

[INTENTIONALLY OMITTED]

ARTICLE VIII

CONSENT RIGHTS

     Until the Scheduled Maturity Date or earlier cancellation of this Note, the Corporation shall not, in each case without first obtaining the written consent of the holder of this Note:

     A. redeem, or declare or pay any dividends (whether in cash or stock), or otherwise make any distributions with respect to any class or series of capital stock of the Corporation, except for dividends and distributions payable solely in the capital stock of the Corporation, (ii) prepay any outstanding indebtedness of the Corporation, or (iii) create or sell any securities that rank senior to or pari passu with the Note.

     B. amend its certificate of incorporation or bylaws;

     C. sell all or substantially all of its assets or stock, or consolidate or merge with another entity;

     D. enter into or permit to occur any Corporate Change transaction;

     E. sell, transfer or encumber technology, other than licenses granted in the ordinary course of business;

     F. liquidate, dissolve, recapitalize or reorganize;

     G. make any Dilutive Issuance (as defined in the Company’s Certificate of Designation, Preferences and Rights of Series A Convertible Preferred Stock or the Company’s Certificate of Designation, Preferences and Rights of Series B Convertible Preferred Stock);

     H. enter into any agreement, commitment, understanding or other arrangement to take any of the foregoing actions; or

     I. cause or authorize any subsidiary of the Corporation to engage in any of the foregoing actions.

ARTICLE IX

EXCHANGE RIGHT IN FUTURE FINANCINGS

     If and when the Company completes an offering of (i) equity or equity-linked securities, or (ii) debt that is convertible into equity or in which there is an equity component (“Additional Securities”), the Company shall offer a number of such Additional Securities to the holder in accordance with the following provisions:

     A. Prior to the closing of the offering, the Company shall deliver a notice (the “Notice”) to the holder stating (A) its bona fide intention to offer such Additional Securities, (B) the number of such Additional Securities to be offered, (C) the price and terms, if any, upon which it proposes to offer such Additional Securities, and (D) the anticipated closing date of the sale of such Additional Securities.

     B. By written notification received by the Company within five (5) trading days after giving of the Notice, the holder may elect to purchase or obtain, at the price and on the terms specified in the Notice, up to that portion of such Additional Securities that have a total purchase price equal to the principal amount of the Note; provided, however, that any holder of this Note who elects to purchase Additional Securities pursuant to this Article IX shall be required to surrender to the Company the Note, plus all accrued interest hereon, and the Company shall accept such Note as payment in full for such Additional Securities.

     C. The rights set forth in this Article IX shall not be applicable to (A) the issuance or sale of shares of Common Stock (or options therefor) to employees, officers, directors, or consultants of the Company for the primary purpose of soliciting or retaining their employment or service pursuant to a stock option plan (or similar equity incentive plan) approved in good faith by the Board of Directors, (B) the issuance of Common Stock in connection with a bona fide underwritten public offering at an offering price per share (prior to underwriter’s commissions and discounts) of not less than 200% of the Conversion Price of the Series A Preferred Stock (if outstanding) or the Series B Preferred Stock (if outstanding) (as adjusted to reflect any stock dividends, distributions, combinations, reclassifications and other similar transactions effected by the Company in respect to its Common Stock) that results in total proceeds to the Company of at least $25,000,000, (C) the issuance or sale of the Series B Preferred Stock, the Warrants, or the shares of Common Stock issuable upon conversion and exercise thereof, (D) the issuance of securities in connection with mergers, acquisitions, strategic business partnerships or joint ventures approved by the Board of Directors and the primary purpose of which, in the reasonable judgment of the Board of Directors, is not to raise additional capital or (E) any issuance of securities as to which the holder shall have executed a written waiver of the rights contained in this Article IX.

     D. The rights set forth in this Article IX may not be assigned or transferred.

     E. The provisions of this Article IX shall be of no further force or effect upon the consummation of any transaction (other than those transactions contemplated by the Securities Purchase Agreement entered into as of the date hereof by and among the Company and the initial holders of the Series B Preferred Stock) resulting in the issuance of the Company’s Common Stock in connection with a bona fide offering at an offering price per share (prior to any underwriter’s commissions and discounts) of not less than $3.10 (as adjusted to reflect any stock dividends, distributions, combinations, reclassifications and other similar transactions effected by the Company in respect to its Common Stock) that results in total net proceeds to the Company of at least $25,000,000.

ARTICLE X

MISCELLANEOUS

     A. Failure or Indulgency Not Waiver. No failure or delay on the part of any Holder in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege.

     B. Notices. Any notices required or permitted to be given under the terms of this Note shall be sent by certified or registered mail (return receipt requested) or delivered personally or by courier or by confirmed telecopy, and shall be effective five days after being placed in the mail, if mailed, or upon receipt or refusal of receipt, if delivered personally or by courier or confirmed telecopy, in each case addressed to a party. The addresses for such communications shall be:

If to the Corporation:

Remote Dynamics, Inc.
1155 Kas Drive, Suite 100
Richardson, TX 75081-1999
Telephone: (972) 301-2733
Facsimile: (972) 301-2263
Attention: J. Raymond Bilbao, Esquire

with a copy simultaneously transmitted by like means (which transmittal shall not constitute notice hereunder) to:

Locke Liddell & Sapp LLP
2200 Ross Avenue, Suite 2200
Dallas, TX 75201-6776
Telephone: (214) 740-8570
Facsimile: (214) 756-8570
Attention: Stephen L. Sapp, Esquire

     If to the Holder, to the address set forth under such Holder’s name on the signature page to the Exchange Agreement executed by such Holder. Each party shall provide notice to the other parties of any change in address or the address of any transferee of the Note.

     C. Amendment Provision. This Note and any provision hereof may be amended only by an instrument in writing signed by the Corporation and the Holders of a majority of the then outstanding principal amount of the Notes.

     D. Assignability. This Note shall be binding upon the Corporation and its successors and assigns and shall inure to the benefit of the Holder and its successors and assigns. Notwithstanding anything to the contrary contained in this Note or the Note Transaction Documents, this Note may be pledged and all rights of the Holder under this Note may be assigned to any affiliate or to any other person or entity without the consent of the Corporation.

     E. Cost of Collection. If an Event of Default occurs hereunder, the Corporation shall pay the Holder hereof costs of collection, including reasonable attorneys’ fees.

     F. Governing Law; Jurisdiction. This Note shall be governed by and construed in accordance with the laws of the State of Delaware applicable to contracts made and to be performed in the State of Delaware. The Corporation irrevocably consents to the jurisdiction of the United States federal courts and the state courts located in the State of Delaware in any suit or proceeding based on or arising under this Note and irrevocably agrees that all claims in respect of such suit or proceeding may be determined in such courts. The Corporation irrevocably waives the defense of an inconvenient forum to the maintenance of such suit or proceeding. The Corporation further agrees that service of process upon the Corporation mailed by first class mail shall be deemed in every respect effective service of process upon the Corporation in any such suit or proceeding. Nothing herein shall affect the right of any Holder to serve process in any other manner permitted by law. The Corporation agrees that a final non-appealable judgment in any such suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on such judgment or in any other lawful manner.

     G. Denominations. At the request of the Holder, upon surrender of this Note, the Corporation shall promptly issue new Notes in the aggregate outstanding principal amount hereof, in the form hereof, in such denominations of at least $25,000 as the Holder shall request.

     H. Lost or Stolen Notes. Upon receipt by the Corporation of (i) evidence of the loss, theft, destruction or mutilation of any Note and (ii) (y) in the case of loss, theft or destruction, of indemnity (without any bond or other security) reasonably satisfactory to the Corporation, or (z) in the case of mutilation, upon surrender and cancellation of any Note, the Corporation shall execute and deliver a new Note of like tenor and date.

     I. Payment of Cash; Defaults. Whenever the Corporation is required to make any cash payment to a Holder under the Notes (whether a Default Amount or upon prepayment, repayment or otherwise), such cash payment shall be made in U.S. dollars to the Holder within five business days after delivery by such Holder of a notice specifying that the Holder elects to receive such payment in cash and the method (e.g., by check, wire transfer) in which such payment should be made. If such payment is not delivered within such five business day period, such Holder shall thereafter be entitled to interest on the unpaid amount at a per annum rate equal to the lower of twenty-four percent (24%) and the highest interest rate permitted by applicable law until such amount is paid in full to the Holder.

     J. Status as Note Holder. Upon an exchange of this Note for Warrants, (i) the principal amount of the Notes (but none of the accrued and unpaid interest thereon) shall be deemed converted into Warrants as of the Exchange Date and (ii) the Holder’s rights as a Holder of such Notes shall cease and terminate, excepting only the right (A) to receive the Warrants and (B) to exercise any remedies provided herein or otherwise available at law or in equity to such Holder because of a failure by the Corporation to comply with the terms of the Notes.

     K. Remedies Cumulative. The remedies provided in this Note shall be cumulative and in addition to all other remedies available under this Note, at law or in equity (including a decree of specific performance and/or other injunctive relief), and nothing herein shall limit a Holder’s right to pursue actual damages for any failure by the Corporation to comply with the terms of this Note. The Corporation acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Holders of the Notes and that the remedy at law for any such breach may be inadequate. The Corporation therefore agrees, in the event of any such breach or threatened breach, that the Holders of the Notes shall be entitled, in addition to all other available remedies, to an injunction restraining any breach, without the necessity of showing economic loss and without any bond or other security being required.

     L. Business Day. For purposes of this Note, the term “business day” means any day, other than a Saturday or Sunday or a day on which banking institutions in the State of Delaware are authorized or obligated by law, regulation or executive order to close. If any payment to be made hereunder shall be stated to be or become due on a day which is not a business day, such payment shall be made on the next following business day and such extension of time shall be included in computing interest in connection with such payment.

     M. Certain Waivers. Borrower and each endorser hereby waive presentment, notice of nonpayment or dishonor, protest, notice of protest and all other notices in connection with the delivery, acceptance, performance, default or enforcement of payment of this Note, and hereby waive all notice or right of approval of any extensions, renewals, modifications or forbearances which may be allowed.

     N. JURY TRIAL WAIVER. BORROWER HEREBY WAIVES, AND HOLDER BY ITS ACCEPTANCE HEREOF THEREBY WAIVES, TRIAL BY JURY IN ANY LEGAL

PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF OR RELATED TO THIS NOTE OR THE RELATIONSHIP EVIDENCED HEREBY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR HOLDER TO ACCEPT AND RELY UPON THIS NOTE.

     O. Severability. If any provision of this Note shall be prohibited or invalid, under applicable law, it shall be ineffective only to such extent, without invalidating the remainder of this Note.

     P. Maximum Interest Rate. If the effective interest rate on this Note would otherwise violate any applicable usury law, then the interest rate shall be reduced to the maximum permissible rate and any payment received by the Holder in excess of the maximum permissible rate shall be treated as a prepayment of the principal of this Note.

[Remainder of this page intentionally left blank.]

     IN WITNESS WHEREOF, Borrower has caused this Note to be executed by its duly authorized officer as of the date first written above.

REMOTE DYNAMICS, INC.

By:	/s/ W. Michael Smith

	Name:	W. Michael Smith

	Title:	Chief Operating Officer

[Signature page to Secured Promissory Note.]

EXHIBIT A

Form of Series C-1 Warrant

EXHIBIT B

Form of Series C-2 Warrant

APPENDIX F

Execution Copy

SECURITY AGREEMENT

     THIS SECURITY AGREEMENT (this “Agreement”) is made as of May 31, 2005, by and among SDS CAPITAL GROUP SPC, LTD. ( “Secured Party”), REMOTE DYNAMICS, INC., a Delaware corporation (together with its successors and permitted assigns, “Borrower”), HIGHWAYMASTER OF CANADA LLC, a Delaware limited liability company (“Highway”), and RD TECHNOLOGIES, INC., a Delaware corporation (“RD,” and, together with Highway and their respective successors and permitted assigns, collectively and jointly and severally, the “Subsidiaries”, and together with the Borrower, collectively and jointly and severally, the “Grantors”).

Background

     A. Borrower and Secured Party entered into that certain Securities Purchase Agreement (as the same may be amended, restated, modified, supplemented and/or replaced from time to time, the “Purchase Agreement”) pursuant to which Borrower issued its 8% Convertible Secured Note in the original principal amount of $1,750,000 to Secured Party (as the same may be amended, restated, modified, supplemented and/or replaced from time to time, the “Note”).

     B. In order to induce Secured Party to extend the loans evidenced by the Note, each Grantor has agreed to execute and deliver to Secured Party this Agreement and to grant Secured Party a perfected first priority security interest in certain property of such Grantor to secure the prompt payment, performance and discharge in full of all of Borrower’s obligations under the Note.

     Accordingly, each Grantor, intending to be legally bound, hereby agrees with Secured Party as follows:

     1. DEFINITIONS. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Purchase Agreement. The following terms, as used herein, shall have the following meanings:

          “Account” shall be used herein as defined in the Uniform Commercial Code.

          “Additional Grantor” shall have the meaning ascribed to such term in Section 4(q).

          “Chattel Paper” shall be used herein as defined in the Uniform Commercial Code.

          “Collateral” shall have the meaning ascribed to such term in Section 2.

          “Commercial Tort Claims” shall be used herein as defined in the Uniform Commercial Code and shall include those claims listed (including plaintiff, defendant and a description of the claim) on Schedule 5 attached hereto.

          “Deposit Account” shall be used herein as defined in the Uniform Commercial Code.

          “Document” shall be used herein as defined in the Uniform Commercial Code.

          “Equipment” shall be used herein as defined in the Uniform Commercial Code.

          “Event of Default” shall be used herein as defined in the Note, but in any event shall include, but not be limited to, the following:

               (a) any payment default under, or any occurrence of an Event of Default as defined in the Note, the other Transaction Documents or any agreement, document or instrument incidental to or executed pursuant to any of the foregoing, or as an amendment or modification to, or in substitution for, any of the foregoing;

               (b) if any representation or warranty made by any Grantor in this Agreement or any document, certificate or statement furnished pursuant to this Agreement or in connection herewith or therewith, shall be false or misleading in any material respect; or

               (c) an occurrence of a default in the due performance or observance of any term, covenant or agreement required to be performed or observed pursuant hereto.

          “Fixtures” shall be used herein as defined in the Uniform Commercial Code.

          “General Intangibles” shall be used herein as defined in the Uniform Commercial Code.

          “Goods” shall be used herein as defined in the Uniform Commercial Code.

          “Instruments” shall be used herein as defined in the Uniform Commercial Code.

          “Inventory” shall be used herein as defined in the Uniform Commercial Code.

          “Investment Property” shall be used herein as defined in the Uniform Commercial Code.

          “Letter-of-Credit Right” shall be used herein as defined in the Uniform Commercial Code.

          “Organizational Documents” mean, with respect to any Person other than a natural person, the documents by which such Person was organized (such as a certificate of incorporation, certificate of limited partnership or articles of organization, and including, without limitation, any certificates of designation for preferred stock or other forms of preferred equity) and which relate to the internal governance of such Person (such as bylaws, a partnership agreement or an operating, limited liability or members agreement).

          “Person” means any individual, corporation, partnership, limited liability company, trust, unincorporated association, business, or other legal entity, and any government or any governmental agency or political subdivision thereof.

          “Proceeds” shall be used herein as defined in the Uniform Commercial Code.

          “Secured Obligations” means all of the Grantors’ obligations under this Agreement and the Note, in each case, whether now or hereafter existing, voluntary or involuntary, direct or indirect, absolute or contingent, liquidated or unliquidated, whether or not jointly owed with others, and whether or not from time to time decreased or extinguished and later increased, created or incurred, and all or any portion of such obligations or liabilities that are paid, to the extent all or any part of such payment is avoided or recovered directly or indirectly from Secured Party as a preference, fraudulent transfer or otherwise as such obligations may be amended, supplemented, converted, extended or modified from time to time. Without limiting the generality of the foregoing, the term “Secured Obligations” shall include, without limitation: (i) principal of, and interest on the Note and the loans extended pursuant thereto; (ii) any and all other fees, indemnities, costs, obligations and liabilities of the Grantors from time to time under or in connection with this Agreement or the Note; and (iii) all amounts (including but not limited to post-petition interest) in respect of the foregoing that would be payable but for the fact that the obligations to pay such amounts are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving any Grantor.

          “Supporting Obligations” shall be used herein as defined in the Uniform Commercial Code.

          “Uniform Commercial Code” shall mean the Uniform Commercial Code in effect on the date hereof and as amended from time to time, and as enacted in the State of Delaware or in any state or states which, pursuant to the Uniform Commercial Code as enacted in the State of Delaware, has jurisdiction with respect to all, or any portion of, the Collateral or this Agreement, from time to time. It is the intent of the parties that the definitions set forth above should be construed in their broadest sense so that Collateral will be construed in its broadest sense. Accordingly if there are, from time to time, changes to defined terms in the Uniform Commercial Code that broaden the definitions, they are incorporated herein and if existing definitions in the Uniform Commercial Code are broader than the amended definitions, the existing ones shall be controlling.

     2. GRANT OF SECURITY INTEREST. As security for the payment and performance of the Secured Obligations, each Grantor hereby pledges, hypothecates, delivers and assigns to Secured Party, and creates in favor of Secured Party, a security interest in and to, all of such Grantor’s right, title and interest in and to all the following property, in all its forms, in each case whether now or hereafter existing, whether now owned or hereafter acquired, created or arising, and wherever located (collectively, but without duplication, the “Collateral”):

          (a) All Goods, including, without limitation, all Equipment, Inventory and Fixtures;

          (b) All Accounts;

          (c) All General Intangibles, including, without limitation, the patents and patent applications, the trademarks and trademark applications,the registered copyrights, the domain names, and the licenses for the use of any patents, trademarks, copyrights and domain names listed on Section 3(l) of the Disclosure Schedule to the Purchase Agreement;

          (d) All Documents, Letter-of-Credit Rights, and Chattel Paper;

          (e) All Deposit Accounts and all cash (whether or not deposited in such Deposit Accounts);

          (f) All Instruments;

          (g) All Investment Property;

          (g) All Commercial Tort Claims;

          (h) All Supporting Obligations; and

          (i) All Proceeds of any and all of the foregoing.

Notwithstanding the foregoing, nothing herein shall be deemed to constitute an assignment of any asset which, in the event of an assignment, becomes void by operation of applicable Law or the assignment of which is otherwise prohibited by applicable Law (in each case to the extent that such applicable Law is not overridden by Sections 9-406, 9-407 and/or 9-408 of the Uniform Commercial Code or other similar applicable Law); provided, however, that to the extent permitted by applicable Law, this Agreement shall create a valid security interest in such asset and, to the extent permitted by applicable Law, this Agreement shall create a valid security interest in the Proceeds of such asset.

     3. REPRESENTATIONS AND WARRANTIES OF GRANTOR. Each Grantor represents and warrants to the Secured Party as follows. The following representations and warranties shall survive execution of this Agreement and shall not be affected or waived by any examination or inspection made by Secured Party:

          (a) Accuracy of Information. All information heretofore, herein or hereafter supplied to Secured Party by or on behalf of any Grantor with respect to the Collateral is true and correct in all material respects.

          (b) Enforceability. This Agreement and the other Transaction Documents constitute legal, valid and binding obligations of each Grantor, enforceable against it in accordance with their respective terms, except as limited by bankruptcy, insolvency or similar laws of general application relating to the enforcement of creditors’ rights and except to the extent specific remedies may generally be limited by equitable principles.

          (c) Ownership and Liens. Except for tax liens for taxes not yet due and payable, each Grantor has good and marketable title to the Collateral free and clear of all liens, security interests, encumbrances or adverse claims, except for the security interest created by this Agreement. No dispute, right of setoff, counterclaim or defense exists with respect to all or any part of the Collateral. No Grantor has executed any other security agreement currently affecting the Collateral, and no effective financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording office except as may have been executed or filed in favor of Secured Party.

          (d) Security Interest. Each Grantor has and will have at all times full right, power and authority to grant a security interest in the Collateral to Secured Party in the manner provided herein, free and clear of any lien, security interest or other charge or encumbrance. This Agreement creates a legal, valid and binding first priority security interest in favor of Secured Party in the Collateral securing the Secured Obligations. Upon the filing of the Uniform Commercial Code financing statements in the office of the Secretary of State of the State of Delaware and the recordation of this Agreement (or a short form hereof) at the U.S. Copyright Office, all security interests which may be perfected by filing shall have been duly perfected. Except for the filings and recordings referred to in the preceding sentence and the delivery of the certificates referred to in paragraph (i) below, no action is necessary to create, perfect or protect such security interest. Without limiting the generality of the foregoing, except for such filings and recordings, no consent of any third parties and no authorization, approval or other action by, and no notice to or filing with any Governmental Authority or regulatory body is required for (i) the execution, delivery and performance of this Agreement, (ii) the creation or perfection of the security interest in the Collateral or (iii) the enforcement of Secured Party’s rights hereunder.

          (e) Status. Each Grantor is duly organized and validly existing as the type of entity and in the state of formation set forth in the preamble hereto.

          (f) Authority to Execute Agreement. Each Grantor has the corporate or other power to execute, deliver and perform its obligations under this Agreement and each Transaction Document to which it is, or is to be, a party and has taken all necessary corporate and other action to authorize the execution, delivery and performance of this Agreement and each Transaction Document to which it is, or is to be, a party. This Agreement has been duly executed by each Grantor.

          (g) Certificates. All certificates representing securities that are included in the Collateral, together with all necessary endorsements, have been delivered to the Secured Party.

          (h) Names Used by Grantor. The actual name of each Grantor is the name set forth in the preamble above.

          (i) Absence of Conflicts with Other Agreements, Etc. Neither the pledge of the Collateral hereunder nor any of the provisions hereof (including, without limitation, the remedies provided hereunder) violates any of the provisions of any Organizational Documents of any Grantor, or any other agreement to which Grantor or any of its property is a party or is subject, or any judgment, decree, order or award of any court, governmental body or arbitrator or any applicable law, rule or regulation applicable to the same.

          (j) Intellectual Property. All material patents and trademarks of each Grantor have been duly recorded at the U.S. Patent and Trademark Office and all material copyrights of each Grantor have been duly recorded at the U.S. Copyright Office.

     4. COVENANTS OF GRANTOR. Each Grantor covenants that:

          (a) Ownership and Liens. Each Grantor will maintain good and marketable title to all Collateral free and clear of all liens (except for tax liens for taxes not yet due), security interests, encumbrances or adverse claims, except for the security interest created by this Agreement and the security interests and other encumbrances expressly permitted herein or by the other Transaction Documents.

          (b) Inspection of Collateral. Each Grantor will keep adequate records concerning the Collateral and will permit Secured Party and all representatives and agents appointed by Secured Party to inspect any of the Collateral and the books and records of or relating to the Collateral at any time upon reasonable advance notice during normal business hours, to make and take away photocopies, photographs and printouts thereof and to write down and record any such information.

          (c) Payment of Taxes. Each Grantor (i) will timely pay all property and other taxes, assessments and governmental charges or levies imposed upon the Collateral or any part thereof, and (ii) will maintain appropriate accruals and reserves for all such liabilities in a timely fashion in accordance with generally accepted accounting principles. Each Grantor may, however, delay paying or discharging any such taxes, assessments, charges, claims or liabilities so long as the validity thereof is contested in good faith by proper proceedings and provided such Grantor has set aside on such Grantor’s books adequate reserves therefor.

          (d) Accounts and General Intangibles. Each Grantor will collect, at such Grantor’s own expense, all amounts due or to become due under each of its accounts and general intangibles. In connection with such collections, each Grantor may take such action not otherwise forbidden hereby as such Grantor may deem necessary or advisable to enforce collection or performance of each of its accounts and general intangibles.

          (e) Chattel Paper, Documents and Instruments. Each Grantor will take such action as may be requested by Secured Party in order to cause any chattel paper, documents or instruments to be valid and enforceable.

          (f) Transfer or Encumbrance. No Grantor will, unless otherwise done in the ordinary course of business, sell, assign (by operation of law or otherwise), transfer, exchange, lease or otherwise dispose of any of the Collateral. For purposes of this provision, “dispose of any Collateral” shall include, without limitation, the creation of a security interest or other encumbrance (whether voluntary or involuntary) on such Collateral.

          (g) Impairment of Security Interest. No Grantor will take or fail to take any action which would in any manner materially impair the value or enforceability of Secured Party’s security interest in any Collateral.

          (h) Possession of Collateral. No Grantor will cause or permit the removal of any Collateral from its possession, control and risk of loss, nor will any Grantor cause or permit the removal of any Collateral from 1155 Kas Drive, Suite 100, Richardson, Texas 75081 other than (i) as permitted by paragraph (f) above or (ii) in connection with the possession of any Collateral by Secured Party or by its bailee.

          (i) Filing of Financing Statements and Preservation of Interests. Immediately upon execution hereof, each Grantor shall cause to be duly filed in the office of the Secretary of State of the State of Delaware Uniform Commercial Code financing statements and all filings with the U.S. Copyright Office and the U.S. Patent and Trademark Office, in each case in form and substance satisfactory to Secured Party. Without limiting the obligation of the Grantors set forth in the preceding sentence, each Grantor hereby authorizes Secured Party, and appoints Secured Party as its attorney-in-fact, to file in such office or offices as Secured Party deems necessary or desirable such financing and continuation statements and amendments and supplements thereto (including, without limitation, an “all assets” filing), and such other documents as Secured Party may require to perfect, preserve and protect the security interests granted herein and ratifies all such actions taken by Secured Party.

          (j) Notice of Changes in Representations. Each Grantor shall notify Secured Party in advance of any event or condition which could cause any representations set forth in Section 3 above applicable to such Grantor to fail to be true, correct and complete. Without limiting the generality of the foregoing:

               (i) without providing at least five (5) days prior written notice to Secured Party, no Grantor will change its name in any respect, its place of business or, if more than one, chief executive office, or its mailing address or organizational identification number (if it has one);

               (ii) if any Grantor does not have an organizational identification number and obtains one after the date of this Agreement, such Grantor will forthwith notify Secured Party in writing of such organizational identification number; and

               (iii) no Grantor will change its type of organization, jurisdiction of organization or other legal structure without providing at least five (5) days prior written notice to Secured Party.

          (k) Insurance. Each Grantor shall maintain with financially sound and reputable insurers, insurance with respect to the Collateral against loss or damage of the kinds and in the amounts customarily insured against by entities of established reputation having similar properties similarly situated and in such amounts as are customarily carried under similar circumstances by other such Persons and otherwise as is prudent for Persons engaged in similar businesses but in any event sufficient to cover the full replacement cost thereof. Each Grantor shall cause each insurance policy issued in connection herewith to provide, and the insurer issuing such policy to certify to Secured Party that (a) Secured Party will be named as lender loss payee and additional insured under each such insurance policy; (b) if such insurance be proposed to be cancelled or materially changed for any reason whatsoever, such insurer will promptly notify Secured Party and such cancellation or change shall not be effective as to Secured Party for at least thirty (30) days after receipt by Secured Party of such notice, unless the effect of such change is to extend or increase coverage under the policy; and (c) Secured Party will have the right (but no obligation) at its election to remedy any default in the payment of premiums within thirty (30) days of notice from the insurer of such default. If no Event of Default exists and if the proceeds arising out of any claim or series of related claims do not exceed $100,000, loss payments in each instance will be applied by the applicable Grantor to the repair and/or replacement of property with respect to which the loss was incurred to the extent reasonably feasible, and any loss payments or the balance thereof remaining, to the extent not so applied, shall be payable to the applicable Grantor, provided, however, that payments received by such Grantor after an Event of Default occurs and is continuing or in excess of $100,000 for any occurrence or series of related occurrences shall be paid to Secured Party and, if received by Grantor, shall be held in trust for and immediately paid over to Secured Party unless otherwise directed in writing by Secured Party. Copies of such policies or the related certificates, in each case, naming Secured Party as lender loss payee and additional insured shall be delivered to Secured Party at least annually and at the time any new policy of insurance is issued.

          (l) Additional Grantor. Each Grantor shall cause each Subsidiary of such Grantor including any Person that shall at any time become a Subsidiary of such Grantor to immediately become a party hereto (an “Additional Grantor”) or to a similar security agreement, as appropriate, by executing and delivering an Additional Grantor Joinder in substantially the form of Annex A attached hereto and comply with the provisions hereof applicable to the Grantors or by signing a similar security agreement. If the Additional Grantor becomes a party hereto, concurrent therewith, the Additional Grantor shall deliver replacement schedules for, or supplements to all other Schedules to (or referred to in) this Agreement, as applicable, which replacement schedules shall supersede, or supplements shall modify, the Schedules then in effect. The Additional Grantor shall also deliver such opinions of counsel, authorizing resolutions, good standing certificates incumbency certificates, organizational documents, financing statements and other information and documentation as Secured Party may reasonably request. Upon delivery of the foregoing to Secured Party, the Additional Grantor shall be and become a party to this Agreement with the same rights and obligations as the Grantors, for all purposes hereof as fully and to the same extent as if it were an original signatory hereto and shall be deemed to have made the representations, warranties and covenants set forth herein as of the date of execution and delivery of such Additional Grantor Joinder and thereafter at any time that such representations and covenants must be restated pursuant to the terms of the Transaction Documents, and all references herein to the “Grantors” shall be deemed to include each Additional Grantor.

          (m) Intellectual Property. Without limiting the generality of the other obligations of the Grantors hereunder, each Grantor shall promptly (i) cause the security interest contemplated hereby with respect to all other Intangibles registered at the United States Copyright Office or United States Patent and Trademark Office to be duly recorded at the applicable office, and (ii) give Secured Party notice whenever it acquires (whether absolutely or by license) or creates any additional material Intangibles.

          (n) Power of Attorney. Each Grantor has duly executed and delivered to Secured Party a power of attorney (a “Power of Attorney”) in substantially the form attached hereto as Annex B. The power of attorney granted pursuant to the Power of Attorney is a power coupled with an interest and shall be irrevocable until full and indefeasible payment of the Secured Obligations. The powers conferred on Secured Party under the Power of Attorney are solely to protect Secured Party’s interests in the Collateral and shall not impose any duty upon Secured Party to exercise any such powers. Secured Party agrees that (i) except for the powers granted in clause (i) of the Power of Attorney, it shall not exercise any power or authority granted under the Power of Attorney unless an Event of Default has occurred and is continuing, and (ii) Secured Party shall account for any moneys received by Secured Party in respect of any foreclosure on or disposition of Collateral pursuant to the Power of Attorney provided that Secured Party shall not have any duty as to any Collateral, and Secured Party shall be accountable only for amounts that it actually receives as a result of the exercise of such powers. NEITHER SECURED PARTY NOR ITS AFFILIATES, PARTNERS, OFFICERS, DIRECTORS, EMPLOYEES, AGENTS OR REPRESENTATIVES SHALL BE RESPONSIBLE TO ANY GRANTOR FOR ANY ACT OR FAILURE TO ACT UNDER ANY POWER OF ATTORNEY OR OTHERWISE, EXCEPT IN RESPECT OF DAMAGES ATTRIBUTABLE SOLELY TO THEIR OWN GROSS NEGLIGENCE OR WILLFUL MISCONDUCT AS FINALLY DETERMINED BY A COURT OF COMPETENT JURISDICTION, NOR FOR ANY PUNITIVE, EXEMPLARY, INDIRECT OR CONSEQUENTIAL DAMAGES.

          (o) Further Assurances. Each Grantor will from time to time at its expense promptly execute and deliver all further instruments and documents and take all further action necessary or appropriate or that Secured Party may reasonably request in order (i) to perfect and protect the security interest created or purported to be created hereby and the first priority of such security interest, (ii) to enable Secured Party to exercise and enforce its rights and remedies hereunder in respect of the Collateral, and (iii) to otherwise effect the purposes of this Agreement, including, without limitation: (A) filing such financing or continuation statements, or amendments thereto; and (B) furnishing to Secured Party from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral, all in reasonable detail satisfactory to Secured Party.

     5. REMEDIES UPON DEFAULT.

          (a) Upon the occurrence and during the continuation of an Event of Default, Secured Party may exercise, in addition to any other rights and remedies provided herein, under other contracts and under law, all the rights and remedies of a secured party under the Uniform Commercial Code. Without limiting the generality of the foregoing, upon the occurrence and during the continuation of an Event of Default, (i) at the request of Secured Party, each Grantor shall, at its cost and expense, assemble the Collateral owned or used by it as directed by Secured Party; (ii) Secured Party shall have the right (but not the obligation) to notify any account debtors and any obligors under Instruments or Accounts to make payments directly to Secured Party and to enforce each Grantor’ rights against account debtors and obligors; (iii) Secured Party may (but is not obligated to), without notice except as provided below, sell the Collateral at public or private sale, on such terms as Secured Party deems to be commercially reasonable; (iv) Secured Party may (but is not obligated to) direct any financial intermediary or any other Person holding Investment Property to transfer the same to Secured Party or its designee; and (v) Secured Party may (but is not obligated to) transfer any or all Intellectual Property registered in the name of any Grantor at the U.S. Patent and Trademark Office and/or Copyright Office into the name of

Secured Party or any designee or any purchaser of any Collateral. Each Grantor agrees that ten (10) days notice of any sale referred to in clause (iii) above shall constitute sufficient notice. Secured Party may purchase Collateral at any such sale. The Grantors shall be liable to Secured Party for any deficiency amount.

          (b) Secured Party may comply with any applicable Law in connection with a disposition of Collateral and compliance will not be considered adversely to affect the commercial reasonableness of any sale of the Collateral. Secured Party may sell the Collateral without giving any warranties and may specifically disclaim such warranties. If Secured Party sells any of the Collateral on credit, the Borrower will only be credited with payments actually made by the purchaser. Any Secured Party may purchase Collateral at any such sale. In addition, each Grantor waives any and all rights that it may have to a judicial hearing in advance of the enforcement of any of Secured Party’s rights and remedies hereunder, including, without limitation, its right following an Event of Default to take immediate possession of the Collateral and to exercise its rights and remedies with respect thereto.

          (c) For the purpose of enabling Secured Party to further exercise rights and remedies under this Section 5 or elsewhere provided by agreement or applicable Law, each Grantor hereby grants to Secured Party an irrevocable, nonexclusive license (exercisable without payment of royalty or other compensation to any Grantor) to use, license or sublicense following an Event of Default, any Intellectual Property now owned or hereafter acquired by such Grantor, and wherever the same may be located, and including in such license access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof.

          (d) The parties understand and agree that the security interest granted to Secured Party with respect to the Intellectual Property, together with the other Collateral, will and is intended to permit Secured Party and its successors and assigns, during the continuance of an Event of Default as provided herein, to take title to and make use of all rights to the Intellectual Property in conjunction with the other Collateral, all of which will permit Secured Party to manufacture and sell the products and/or provide the services with which the Collateral is associated and maintain substantially the same product specifications and quality and/or quality of services as maintained by Grantor.

          (e) During the continuance of an Event of Default, Secured Party shall have the right, but shall in no way be obligated, to bring suit in its own or in any Grantor’s name to enforce and protect rights to the Intellectual Property in which event such Grantor shall, at the request of Secured Party, do any and all lawful acts and execute any and all proper documents reasonably required by Secured Party in aid of such enforcement and such Grantor shall promptly, upon demand, reimburse and indemnify Secured Party for all reasonable costs and expenses incurred by Secured Party in the exercise of its rights under this subsection.

     6. OBLIGATIONS ABSOLUTE.

          (a) Change of Circumstance. THE RIGHTS OF THE AGENT HEREUNDER AND THE OBLIGATIONS OF THE GRANTORS HEREUNDER SHALL BE ABSOLUTE AND UNCONDITIONAL, SHALL NOT BE SUBJECT TO ANY

COUNTERCLAIM, SETOFF, RECOUPMENT OR DEFENSE BASED UPON ANY CLAIM THAT ANY GRANTOR OR ANY OTHER PERSON MAY HAVE AGAINST ANY SECURED PARTY AND SHALL REMAIN IN FULL FORCE AND EFFECT UNTIL FULL AND INDEFEASIBLE SATISFACTION OF THE SECURED OBLIGATIONS.

          (b) No Duty To Marshal Assets. Secured Party shall have no obligation to marshal any assets in favor of any Grantor or any other Person or against or in payment of any or all of the Secured Obligations.

          (c) Waiver of Right of Subrogation, Etc. Each Grantor hereby waives any and all rights of subrogation, reimbursement, or indemnity whatsoever in respect of such Grantor arising out of remedies exercised by Secured Party hereunder until full and indefeasible payment of the Secured Obligations.

          (d) Other Waivers. Each Grantor hereby waives promptness, diligence and notice of acceptance of this Agreement. In connection with any sale or other disposition of Collateral, to the extent permitted by applicable Law, each Grantor waives any right of redemption or equity of redemption in the Collateral. Each Grantor further waives presentment and demand for payment of any of the Secured Obligations, protest and notice of protest, dishonor and notice of dishonor or notice of default or any other similar notice with respect to any of the Secured Obligations, and all other similar notices to which such Grantor might otherwise be entitled, except as otherwise expressly provided in the Transaction Documents. Secured Party is under no obligation to pursue any rights against third parties with respect to the Secured Obligations and each Grantor hereby waives any right it may have to require otherwise. Each Grantor (to the extent that it may lawfully do so) covenants that it shall not at any time insist upon or plead, or in any manner claim or take the benefit of, any stay, valuation, appraisal or redemption now or at any time hereafter in force that, but for this waiver, might be applicable to any sale made under any judgment, order or decree based on this Agreement; and each Grantor (to the extent that it may lawfully do so) hereby expressly waives and relinquishes all benefit of any and all such laws and hereby covenants that it will not hinder, delay or impede the execution of any power in this Agreement delegated to Secured Party, but that it will suffer and permit the execution of every such power as though no such law or laws had been made or enacted.

          (e) Each Grantor further waives to the fullest extent permitted by law any right it may have under the constitution of the State of Delaware (or under the constitution of any other state in which any of the Collateral or Grantor may be located), or under the Constitution of the United States of America, to notice (except for notice specifically required hereby) or to a judicial hearing prior to the exercise of any right or remedy provided by this Agreement to Secured Party, and waives its rights, if any, to set aside or invalidate any sale duly consummated in accordance with the foregoing provisions hereof on the grounds (if such be the case) that the sale was consummated without a prior judicial hearing.

          (f) EACH GRANTOR’S WAIVERS UNDER THIS SECTION 6 HAVE BEEN MADE VOLUNTARILY, INTELLIGENTLY AND KNOWINGLY AND AFTER SUCH GRANTOR HAS BEEN APPRISED AND COUNSELED BY ITS ATTORNEY AS TO THE NATURE THEREOF AND ITS POSSIBLE ALTERNATIVE RIGHTS.

     7. NO IMPLIED WAIVERS. No failure or delay on the part of Secured Party in exercising any right, power or privilege under this Agreement or the other Transaction Documents and no course of dealing between Grantor, on the one hand, and Secured Party, on the other hand, shall operate as a waiver of any such right, power or privilege. No single or partial exercise of any right, power or privilege under this Agreement or the other Transaction Documents precludes any other or further exercise of any such right, power or privilege or the exercise of any other right, power or privilege. The rights and remedies expressly provided in this Agreement and the other Transaction Documents are cumulative and not exclusive of any rights or remedies which Secured Party would otherwise have. No notice to or demand on Grantor in any case shall entitle Grantor to any other or further notice or demand in similar or other circumstances or shall constitute a waiver of the right of Secured Party to take any other or further action in any circumstances without notice or demand. Any waiver that is given shall be effective only if in writing and only for the limited purposes expressly stated in the applicable waiver.

     8. STANDARD OF CARE.

          (a) In General. No act or omission of Secured Party (or agent or employee of any thereof) shall give rise to any defense, counterclaim or offset in favor of any Grantor or any claim or action against Secured Party (or agent or employee thereof), in the absence of gross negligence or willful misconduct of Secured Party (or agent or employee thereof) as determined in a final, nonappealable judgment of a court of competent jurisdiction. Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which Secured Party accords to other Collateral it holds, it being understood that it has no duty to take any action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Collateral or to preserve any rights of any parties and shall only be liable for losses which are a result of it gross negligence or willful misconduct as determined in a final, nonappealable judgment of a court of competent jurisdiction.

          (b) No Duty to Preserve Rights. Without limiting the generality of the foregoing, Secured Party has no duty (either before or after an Event of Default) to collect any amounts in respect of the Collateral or to preserve any rights relating to the Collateral.

          (c) No Duty to Prepare for Sale. Without limiting the generality of the foregoing, Secured Party has no obligation to clean-up or otherwise prepare the Collateral for sale.

          (d) Duties Relative to Contracts. Without limiting the generality of the foregoing, each Grantor shall remain obligated and liable under each contract or agreement included in the Collateral to be observed or performed by such Grantor thereunder. Secured Party shall not have any obligation or liability under any such contract or agreement by reason of or arising out of this Agreement or the receipt by Secured Party of any payment relating to any of the Collateral, nor shall Secured Party be obligated in any manner to perform any of the obligations of any Grantor under or pursuant to any such contract or agreement, to make inquiry as to the nature or sufficiency of any payment received by Secured Party in respect of the Collateral or as to the sufficiency of any performance by any party under any such contract or agreement, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to Secured Party or to which Secured Party may be entitled at any time or times.

          (e) Reliance on Advice of Counsel. In taking any action under this Agreement or any other Transaction Document, Secured Party shall be entitled to rely upon the advice of counsel of Secured Party’s choice and shall be fully protected in acting on such advice whether or not the advice rendered is ultimately determined to have been accurate.

     9. MISCELLANEOUS.

          (a) Assignment. Secured Party may assign or transfer this Agreement and any or all rights or obligations hereunder without the consent of any Grantor and without prior notice to any party to which Secured Party may transfer the Note or any portion thereof. No Grantor shall assign or transfer this Agreement or any rights or obligations hereunder without the prior written consent of Secured Party. Notwithstanding the foregoing, if there should be any assignment of any rights or obligations by operation of law or in contravention of the terms of this Agreement or otherwise then all covenants, agreements, representations and warranties made herein or pursuant hereto by or on behalf of Grantor shall bind the successors and assigns of Grantor, together with the preexisting Grantor, whether or not such new or additional Persons execute a joinder hereto or assumption hereof. The rights and privileges of Secured Party under this Agreement shall inure to the benefit of its successors and assigns.

          (b) Joint and Several Liability. Each Grantor and any additional Grantor shall jointly and severally be liable for the obligations of the Grantors to Secured Party hereunder.

          (c) Notices. Any notice contemplated herein or required or permitted to be given hereunder shall be made in the manner set forth in the Purchase Agreement and delivered, in the case of Borrower and Secured Party, at the addresses set forth on the signature pages to the Purchase Agreement, and, in the case of the Subsidiary Guarantors, at the addresses set forth on the signature pages to the Guaranty, or to such other address as any party hereto may have last specified by written notice to the other party or parties.

          (d) Severability. Every provision of this Agreement is intended to be severable. If any term or provision of this Agreement shall be invalid, illegal or unenforceable for any reason, the validity, legality and enforceability of the remaining provisions shall not be affected or impaired thereby. Any invalidity, illegality or unenforceability in any jurisdiction shall not affect the validity, legality or enforceability of any such term or provision in any other jurisdiction.

          (e) Costs and Expenses. Without limiting any other cost reimbursement provisions in the Transaction Documents, upon demand, each Grantor shall pay to Secured Party the amount of any and all reasonable expenses incurred by Secured Party hereunder or in connection herewith, including, without limitation those that may be incurred in connection with (i) the administration of this Agreement, (ii) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Collateral, (iii) the exercise or enforcement of any of the rights of Secured Party hereunder or (iv) the failure of any Grantor to perform or observe any of the provisions hereof.

          (f) Indemnification by Grantor. Each Grantor shall indemnify, reimburse and hold harmless Secured Party and its affiliates, and all of their partners, members, shareholders, officers, directors, employees, agents and advisors and any successors, assigns and participants thereof (each, an “Indemnitee”), from and against any and all losses, claims, liabilities, damages, penalties, suits, costs and expenses, of any kind or nature (including fees relating to the cost of investigating and defending any of the foregoing) imposed on, incurred by or asserted against such Indemnitee in any way related to or arising from or alleged to arise from this Agreement or the Collateral, except any such losses, claims, liabilities, damages, penalties, suits, costs and expenses which result from the gross negligence or willful misconduct of the Indemnitee as determined by a final nonappealable decision of a court of competent jurisdiction. This indemnification provision is in addition to, and not in limitation of, any other indemnification provision in any other Transaction Document.

          (g) Counterparts; Integration. This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement and the other Transaction Documents constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Delivery of an executed counterpart of a signature page of this Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement.

          (h) Amendments and Waivers. The terms of this Agreement may be waived, altered or amended only by an instrument in writing duly executed by each Grantor and Secured Party.

          (i) Headings. Headings to this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

     10. SPECIFIC PERFORMANCE. Each Grantor hereby authorizes Secured Party to demand specific performance of this Agreement at any time when any Grantor shall have failed to comply with any provision hereof, and each Grantor hereby irrevocably waives any defense based on the adequacy of a remedy at law which might be asserted as a bar to the remedy of specific performance hereof in any action brought therefor.

     11. TERMINATION. At such time as the principal amount of the Note and all accrued interest thereon have been indefeasibly paid and performed in full, then the security provided for herein shall terminate, provided, however, that all indemnities of the Borrower and each other Grantor contained in this Agreement or any other Transaction Document shall survive and remain operative and in full force and effect regardless of the termination of this Agreement.

     12. GOVERNING LAW; JURISDICTION; WAIVER OF JURY TRIAL.

          (a) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware applicable to contracts made and to be performed in the State of Delaware.

          (b) Jurisdiction. Each Grantor irrevocably consents to the jurisdiction of the United States federal courts and the state courts located in the County of New Castle, Delaware, in any suit or proceeding based on or arising under this Agreement and irrevocably agree that all claims in respect of such suit or proceeding may be determined in such courts. Each Grantor irrevocably waives the defense of an inconvenient forum to the maintenance of such suit or proceeding in such forum. Each Grantor further agrees that service of process upon such Grantor mailed by first class mail shall be deemed in every respect effective service of process upon such Grantor in any such suit or proceeding. Nothing herein shall affect the right of the Secured Party to serve process in any other manner permitted by law. The Grantors and Secured Party agree that a final non-appealable judgment in any such suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on such judgment or in any other lawful manner.

          (c) Waiver of Venue. Each Grantor irrevocably and unconditionally waives, to the fullest extent permitted by applicable law, any objection that it may now or hereafter have to the laying of venue of any action or proceeding arising out of or relating to this Agreement or any other Transaction Document in any court referred to in paragraph (b) above. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court. Each Grantor irrevocably waives, to the fullest extent permitted by applicable law, any right to bring any action or proceeding against Secured Party in any court outside the county of New Castle, Delaware.

          (d) Waiver of Jury Trial. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER TRANSACTION DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (I) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (II) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER TRANSACTION DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in the name and on behalf of the parties hereto as of the date first above written.

GRANTORS

REMOTE DYNAMICS, INC.

By:	/s/ W. Michael Smith

Name:	W. Michael Smith

Title:	Chief Operating Officer

HIGHWAYMASTER OF CANADA LLC

By: Remote Dynamics, Inc., as Sole Managing Director

By:	/s/ W. Michael Smith

Name:	W. Michael Smith

Title:	Chief Operating Officer

RD TECHNOLOGIES, INC.,

By:	/s/ W. Michael Smith

Name:	W. Michael Smith

Title:	Chief Operating Officer

SECURED PARTY

SDS CAPITAL PARTNERS SPC, LTD.

By:	/s/ Kevin Johnson

Name:	Kevin Johnson

Title:	Managing Director

[Signature Page to Security Agreement]

Annex A

FORM OF ADDITIONAL GRANTOR JOINDER

Security Agreement dated as of June ___2005 made by
Remote Dynamics, Inc.
and its subsidiaries party thereto from time to time, as Grantors to and in favor of
SDS Capital Partners SPC, Ltd., as Secured Party (the “Security Agreement”)

     Reference is made to the Security Agreement as defined above; capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in, or by reference in, the Security Agreement.

     The undersigned hereby agrees that upon delivery of this Additional Grantor Joinder to Secured Party referred to above or its successor, the undersigned shall (a) be an Additional Grantor under the Security Agreement, (b) have all the rights and obligations of Grantor under the Security Agreement as fully and to the same extent as if the undersigned was an original signatory thereto and (c) be deemed to have made the representations and warranties set forth in Section 3 therein as of the date of execution and delivery of this Additional Grantor Joinder and at any future dates that such representations must be restated pursuant to the terms of the Transaction Documents. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, THE UNDERSIGNED SPECIFICALLY GRANTS TO THE AGENT, FOR THE BENEFIT OF THE SECURED PARTY, A SECURITY INTEREST IN THE COLLATERAL AS MORE FULLY SET FORTH IN THE SECURITY AGREEMENT AND ACKNOWLEDGES AND AGREES TO THE WAIVER OF JURY TRIAL PROVISIONS SET FORTH THEREIN.

     Attached hereto are supplemental and/or replacement Schedules to the Security Agreement, as applicable.

     The undersigned hereby acknowledges receipt from Grantor of a correct and complete copy of the Purchase Agreement and Note and consents to all of the provisions of the Purchase Agreement and Note as in effect on the date hereof and agrees that its consent is not required for any amendments, modifications, restatements or waivers of it or any of the provisions thereof.

     An executed copy of this Joinder shall be delivered to Secured Party, and Secured Party and Secured Party may rely on the matters set forth herein on or after the date hereof. This Joinder shall not be modified, amended or terminated without the prior written consent of Secured Party.

     IN WITNESS WHEREOF, the undersigned has caused this Joinder to be executed in the name and on behalf of the undersigned.

[Name of Additional Grantor]

By:
Name:
Title:

Address:

Dated:

Annex B

FORM OF POWER OF ATTORNEY

     This Power of Attorney is executed and delivered by                                         , a                                          (“Grantor”), to                      as Secured Party (“Attorney”). This Power of Attorney is delivered in connection with and pursuant to a certain Note dated [as of even date herewith] (as the same may be amended, modified, restated and/or supplemented from time to time, the “Note”) and that certain Security Agreement delivered in connection therewith (the “Security Agreement”). Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Security Agreement. No person or entity to whom this Power of Attorney is presented, as authority for Attorney to take any action or actions contemplated hereby, shall be required to inquire into or seek confirmation from Grantor as to the authority of Attorney to take any action described below, or as to the existence of or fulfillment of any condition to this Power of Attorney, which is intended to grant to Attorney unconditionally the authority to take and perform the actions contemplated herein, and Grantor irrevocably waives any right to commence any suit or action, in law or equity, against any person or entity which acts in reliance upon or acknowledges the authority granted under this Power of Attorney. The power of attorney granted hereby is coupled with an interest, and may not be revoked or canceled by Grantor without Attorney’ s written consent.

     Grantor hereby irrevocably constitutes and appoints Attorney (and all officers, employees or agents designated by Attorney), with full power of substitution, as Grantor’s true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of Grantor and in the name of Grantor or in its own name, from time to time in Attorney’s discretion, to take any and all appropriate action and to execute and deliver any and all documents and instruments which may be necessary or desirable to accomplish the purposes of the Note, the Security Agreement and any and all agreements, documents and instruments executed, delivered or filed in connection therewith from time to time (collectively, the “Transaction Documents”) and, without limiting the generality of the foregoing, Grantor hereby grants to Attorney the power and right, on behalf of Grantor, without notice to or assent by Grantor, and at any time, to do the following:

          (a) change the mailing address of Grantor, open a post office box on behalf of Grantor, open mail for Grantor, and ask, demand, collect, give acquittances and receipts for, take possession of, endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, and notices in connection with any property of Grantor;

          (b) receive, endorse Grantor’s name on, and collect, any checks, notes, acceptances, money orders, drafts and any other forms of payment or security payable to Grantor, and hold all amounts or proceeds so received or collected as cash collateral in a restricted account for the benefit of Secured Party, or apply such amounts or proceeds to the Secured Obligations in accordance with the terms of the Note;

          (c) effect any repairs to any asset of Grantor, or continue or obtain any insurance and pay all or any part of the premiums therefor and costs thereof, and make, settle and adjust all claims under such policies of insurance, and make all determinations and decisions with respect to such policies;

          (d) pay or discharge any taxes, liens, security interests, or other encumbrances levied or placed on or threatened against Grantor or its property;

          (e) defend any suit, action or proceeding brought against Grantor if Grantor does not defend such suit, action or proceeding or if Attorney believes that Grantor is not pursuing such defense in a manner that will maximize the recovery to Attorney, and settle, compromise or adjust any suit, action, or proceeding described above and, in connection therewith, give such discharges or releases as Attorney may deem appropriate;

          (f) file or prosecute any claim, litigation, suit or proceeding in any court of competent jurisdiction or before any arbitrator, or take any other action otherwise deemed appropriate by Attorney for the purpose of collecting any and all such moneys due to Grantor whenever payable and to enforce any other right in respect of Grantor’s property;

          (g) cause the certified public accountants then engaged by Grantor to prepare and deliver to Attorney at any time and from time to time, promptly upon Attorney’s request, the following reports: (i) a reconciliation of all accounts, (ii) an aging of all accounts, (iii) trial balances, (iv) test verifications of such accounts as Attorney may request, and (v) the results of each physical verification of inventory;

          (h) communicate in its own name with any party to any contract with regard to the assignment of the right, title and interest of Grantor in and under the contracts and other matters relating thereto;

          (i) to the extent that Grantor’s authorization given in the Security Agreement is not sufficient, to file such financing statements with respect to the Security Agreement as Attorney may deem appropriate and to execute in Grantor’s name such financing statements and amendments thereto and continuation statements which may require Grantor’s signature;

          (j) to transfer any Intellectual Property or provide licenses respecting any Intellectual Property; and

          (k) execute, deliver and/or record, as applicable, in connection with any sale or other remedy provided for in any Transaction Document, any endorsements, assignments or other applications for or instruments of conveyance or transfer with respect to the Collateral and to otherwise direct such sale or resale, all as though Attorney were the absolute owner of the property of Grantor for all purposes, and to do, at Attorney’s option and Grantor’s expense, at any time or from time to time, all acts and other things that Attorney reasonably deems necessary to perfect, preserve, or realize upon Grantor’s property or assets and Attorney’s liens thereon, all as fully and effectively as Grantor might do. Grantor hereby ratifies, to the extent permitted by law, all that Attorney shall lawfully do or cause to be done by virtue hereof. Without limiting the generality of the foregoing, Attorney is specifically authorized to execute and file any applications for or instruments of transfer and assignment of any patents, trademarks, copyrights or other Intellectual Property with the U.S. Patent and Trademark Office and the U.S. Copyright Office.

     IN WITNESS WHEREOF, this Power of Attorney is duly executed on behalf of Grantor this            day of                     , 20      .

[ ]

By:
Name:
Title:

NOTARY PUBLIC CERTIFICATE

On this            day of                     , 20      , [officer’s name] who is personally known to me appeared before me in his/her capacity as the [title] of [name of Grantor] (“Grantor”) and executed on behalf of Grantor the Power of Attorney in favor of                     , as Secured Party, to which this Certificate is attached.

Notary Public

APPENDIX G

FORM OF C-1 WARRANT

VOID AFTER 5:00 P.M., NEW YORK CITY
TIME, ON ___, 2010
(UNLESS EXTENDED PURSUANT TO SECTION 2 HEREOF)

THIS WARRANT AND THE SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER JURISDICTION. THE SECURITIES REPRESENTED HEREBY MAY NOT BE OFFERED, SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER APPLICABLE SECURITIES LAWS UNLESS OFFERED, SOLD OR TRANSFERRED PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THOSE LAWS.

Right to Purchase 1,666,667 Shares of
Common Stock, par value $.01 per share

Date: ____________, 2005

REMOTE DYNAMICS, INC.
STOCK PURCHASE WARRANT

     THIS CERTIFIES THAT, for value received, SDS Capital Group SPC, Ltd., or its registered and permitted assigns, is entitled to purchase from Remote Dynamics, Inc., a corporation organized under the laws of the State of Delaware (the “Company”), at any time or from time to time during the period specified in Section 2 hereof, One Million Six Hundred Sixty-Six Thousand Six Hundred Sixty-Seven (1,666,667) fully paid and nonassessable shares (the “Warrant Shares”) of the Company’s common stock, par value $.01 per share (the “Common Stock”), at an exercise price per share (the “Exercise Price”) equal to $0.01. The term “Warrant” and all references thereto, as used throughout this instrument, shall mean this instrument as originally executed, or if later amended or supplemented, then as so amended or supplemented, including all Warrants issued upon transfer or exchange of this Warrant as provided herein, and the term “Warrants” means this Warrant and the other warrants of the Company issued pursuant to the Securities Purchase Agreement dated as of May 31, 2005 by and among the Company and the other signatories thereto (the “Securities Purchase Agreement”).

     This Warrant is subject to the following terms, provisions and conditions:

1. Exercise of Warrant.

     (a) Subject to the provisions hereof, including, without limitation, the limitations contained in Section 10 hereof, this Warrant may be exercised by the holder hereof, in whole or in part, by delivery of a completed exercise notice in the form attached hereto (the “Exercise Notice”), which shall be followed promptly by the surrender of this Warrant, to the Company during normal business hours on any business day at the Company’s principal executive offices (or such other office or agency of the Company as it may designate by written notice to the holder hereof), and upon (i) payment to the Company in cash, by certified or official bank check or by wire transfer for the account of the Company, of the Exercise Price for the Warrant Shares specified in the Exercise Notice or (ii) if the holder is effectuating a Cashless Exercise (as defined in Section 9 hereof) pursuant to Section 9 hereof, delivery to the Company of a written notice of an election to effect a Cashless Exercise for the Warrant Shares specified in the Exercise Notice.

     (b) The Warrant Shares purchased upon exercise of this Warrant in accordance with this Section 1 shall be deemed to be issued to the holder hereof or the holder’s designee, as the record owner of such shares, as of the close of business on the date on which this Warrant shall have been surrendered, the completed Exercise Notice shall have been delivered, and payment shall have been made for such shares as set forth above or, if such date is not a business day, on the next succeeding business day. The Warrant Shares so purchased, representing the aggregate number of shares specified in the Exercise Notice, shall be delivered to the holder hereof or the holder’s designee within a reasonable time, not exceeding two business days, after this Warrant shall have been so exercised (the “Delivery Period”). If the Company’s transfer agent is participating in the Depository Trust Company (“DTC”) Fast Automated Securities Transfer program, and so long as the certificates therefor do not bear a legend (pursuant to the terms of the Securities Purchase Agreement) and the holder is not obligated to return such certificate for the placement of a legend thereon (pursuant to the Securities Purchase Agreement), the Company shall cause its transfer agent to electronically transmit the Warrant Shares so purchased to the holder or the holder’s designee by crediting the account of the holder or the holder’s designee or its respective nominee with DTC through its Deposit Withdrawal Agent Commission system (“DTC Transfer”). If the aforementioned conditions to a DTC Transfer are not satisfied, the Company shall deliver to the holder or the holder’s designee physical certificates representing the Warrant Shares so purchased. Notwithstanding the foregoing, the holder or the holder’s designee may instruct the Company to deliver to the holder or such designee physical certificates representing the Warrant Shares so purchased in lieu of delivering such shares by way of DTC Transfer. Any certificates so delivered shall be in such denominations as may be reasonably requested by the holder hereof or the holder’s designee, shall be registered in the name of the holder or such other name as shall be designated by the holder and, following the date on which the Warrant Shares have been registered under the Securities Act pursuant to that certain Registration Rights Agreement, dated as of June ___, 2005, by and among the Company and the other signatories thereto (the “Registration Rights Agreement”) or otherwise may be sold by the holder pursuant to Rule 144 promulgated under the Securities Act (or a successor rule), shall not bear any restrictive legend. If this Warrant shall have been exercised only in part, then the Company shall, at its expense, at the time of delivery of such certificates, deliver to the holder a new Warrant representing the number of shares with respect to which this Warrant shall not then have been exercised.

     (c) If, at any time, a holder of this Warrant submits this Warrant, an Exercise Notice and payment to the Company of the Exercise Price for each of the Warrant Shares specified in the Exercise Notice (including pursuant to a Cashless Exercise), and the Company fails for any reason (other than the reasons contemplated by Section 10 hereof) to deliver, on or prior to the fourth business day following the expiration of the Delivery Period for such exercise, the number of shares of Common Stock to which the holder is entitled upon such exercise (an “Exercise Default”), then the Company shall pay to the holder payments (“Exercise Default Payments”) for an Exercise Default in the amount of (i) (N/365), multiplied by (ii) the amount by which the Market Price (as defined in Section 11 hereof) of the Common Stock on the date the Exercise Notice giving rise to the Exercise Default is transmitted in accordance with this Section 1 (the “Exercise Default Date”) exceeds the Exercise Price in respect of such Warrant Shares, multiplied by (iii) the number of shares of Common Stock the Company failed to so deliver in such Exercise Default, multiplied by (iv) .18, where N equals the number of days from the Exercise Default Date to the date that the Company effects the full exercise of this Warrant which gave rise to the Exercise Default. The accrued Exercise Default Payment for each calendar month shall be paid in cash and shall be made to the holder by the fifth day of the month following the month in which it has accrued. Nothing herein shall limit the holder’s right to pursue actual damages for the Company’s failure to maintain a sufficient number of authorized shares of Common Stock as required pursuant to the terms of Section 3(b) hereof or to otherwise issue shares of Common Stock upon exercise of this Warrant in accordance with the terms hereof, and the holder shall have the right to pursue all remedies available at law or in equity (including a decree of specific performance and/or injunctive relief).

2. Period of Exercise. This Warrant shall be exercisable at any time or from time to time during the period (the “Exercise Period”) commencing on the date of initial issuance of this Warrant (the “Issue Date”) and ending at 5:00 p.m., New York City time, on the fifth anniversary of the Issue Date. The Exercise Period shall automatically be extended by one day for each day on which (a) the Company does not have a number of shares of Common Stock reserved for issuance upon exercise hereof at least equal to the number of shares of Common Stock issuable upon exercise hereof or otherwise fails to deliver shares of Common Stock in the names set forth in Section 1 hereof upon proper exercise hereof, or (b) the Warrant Shares are not then otherwise registered for resale as required pursuant to the terms of the Registration Rights Agreement.

3. Certain Agreements of the Company. The Company hereby covenants and agrees as follows:

     (a) Shares to be Fully Paid. All Warrant Shares shall, upon issuance in accordance with the terms of this Warrant, be validly issued, fully paid and non-assessable and free from all taxes, liens, claims and encumbrances.

     (b) Reservation of Shares. During the Exercise Period, the Company shall at all times have authorized, and reserved for the purpose of issuance upon exercise of this Warrant, a sufficient number of shares of Common Stock to provide for the exercise in full of this Warrant (without giving effect to the limitations on exercise set forth in Section 10 hereof).

     (c) Listing. The Company shall use commercially reasonable efforts to promptly secure the listing or quotation of the shares of Common Stock issuable upon exercise of this Warrant upon each national securities exchange or automated or electronic quotation system, if any, upon which shares of Common Stock are then listed or quoted or become listed or quoted (subject to official notice of issuance upon exercise of this Warrant) and shall maintain, so long as any other shares of Common Stock shall be so listed or quoted, such listing or quotation of all shares of Common Stock from time to time issuable upon the exercise of this Warrant; and the Company shall so list or apply for quotation on each national securities exchange or automated or electronic quotation system, as the case may be, and shall maintain such listing or quotation of, any other shares of capital stock of the Company issuable upon the exercise of this Warrant if and so long as any shares of the same class shall be listed or quoted on such national securities exchange or automated or electronic quotation system.

     (d) Certain Actions Prohibited. The Company shall not, by amendment of its charter or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed by it hereunder, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all such action as may reasonably be requested by the holder of this Warrant in order to protect the economic benefit inuring to the holder hereof and the exercise privilege of the holder of this Warrant against dilution or other impairment, consistent with the tenor and purpose of this Warrant. Without limiting the generality of the foregoing, the Company (i) shall not increase the par value of any shares of Common Stock receivable upon the exercise of this Warrant above the Exercise Price then in effect, and (ii) shall take all such actions as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant.

     (e) Successors and Assigns. This Warrant shall be binding upon any entity succeeding to the Company by merger, consolidation, or acquisition of all or substantially all of the Company’s assets.

4. Antidilution Provisions. During the period beginning on the date of the Securities Purchase Agreement and ending on the termination of the Exercise Period (the “Adjustment Period”), the Exercise Price and the number of Warrant Shares issuable hereunder shall be subject to adjustment from time to time as provided in this Section 4.

     (a) Stock Splits, Stock Dividends, Etc. If, at any time during the Adjustment Period, the number of outstanding shares of Common Stock is increased by a stock split, stock dividend, combination, reclassification or other similar event, the Exercise Price in effect immediately prior to such increase shall be proportionately reduced, or if the number of outstanding shares of Common Stock is decreased by a reverse stock split, combination, reclassification or other similar event, the Exercise Price in effect immediately prior to such decrease shall be proportionately increased.

     (b) Merger, Consolidation, Etc. If, at any time during the Adjustment Period, there shall be (i) any reclassification or change of the outstanding shares of Common Stock (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), (ii) any consolidation or merger of the Company with any other entity (other than a merger in which the Company is the surviving or continuing entity and its capital stock is unchanged), (iii) any sale or transfer of all or substantially all of the assets of the Company or (iv) any share exchange or other transaction pursuant to which all of the outstanding shares of Common Stock are converted into other securities or property (each of (i) - (iv) above being a “Corporate Change”), then the holder hereof shall thereafter have the right to receive upon exercise of this Warrant, in lieu of the Warrant Shares otherwise issuable, such shares of stock, securities and/or other property as would have been issued or payable in such Corporate Change with respect to or in exchange for the number of Warrant Shares which would have been issuable upon exercise had such Corporate Change not taken place (without giving effect to the limitations contained in Section 10), and in any such case, appropriate provisions (in form and substance reasonably satisfactory to the holder hereof) shall be made with respect to the rights and interests of the holder to the end that the economic value of this Warrant is in no way diminished by such Corporate Change and that the provisions hereof (including, without limitation, in the case of any such consolidation, merger or sale in which the successor entity or purchasing entity is not the Company, an immediate adjustment of the Exercise Price and Warrant Shares so that the Exercise Price and Warrant Shares immediately after the Corporate Change reflects the same relative value as compared to the value of the surviving entity’s common stock that existed between the Exercise Price and the Warrant Shares and the value of the Company’s Common Stock immediately prior to such Corporate Change) shall thereafter be applicable, as nearly as may be practicable in relation to any shares of stock or securities thereafter deliverable upon the exercise thereof. The Company shall not effect any Corporate Change unless (A) the holder hereof has received written notice of such transaction at least 30 days prior thereto, but in no event later than 15 days prior to the record date for the determination of stockholders entitled to vote with respect thereto, and (B) the resulting successor or acquiring entity (if not the Company) assumes by written instrument (in form and substance reasonable satisfactory to the holder hereof) the obligations of the Company under this Warrant. The above provisions shall apply regardless of whether or not there would have been a sufficient number of shares of Common Stock authorized and available for issuance upon exercise hereof as of the date of such transaction, and shall similarly apply to successive reclassifications, consolidations, mergers, sales, transfers or share exchanges.

     (c) Distributions. If, at any time during the Adjustment Period, the Company shall declare or make any distribution of its assets (or rights to acquire its assets) to holders of Common Stock as a partial liquidating dividend, by way of return of capital or otherwise (including any dividend or distribution to the Company’s stockholders in cash or shares (or rights to acquire shares) of capital stock of a subsidiary (i.e., a spin-off)) (a “Distribution”), then the holder hereof shall be entitled, upon any exercise of this Warrant after the date of record for determining stockholders entitled to such Distribution (or if no such record is taken, the date on which such Distribution is declared or made), to receive the amount of such assets which would have been payable to the holder with respect to the Warrant Shares issuable upon such exercise (without giving effect to the limitations contained in Section 10) had the holder hereof been the holder of such Warrant Shares on the record date for the determination of stockholders entitled to such Distribution (or if no such record is taken, the date on which such Distribution is declared or made).

     (d) Convertible Securities and Purchase Rights. If, at any time during the Adjustment Period, the Company issues any securities or other instruments which are convertible into or exercisable or exchangeable for Common Stock (“Convertible Securities”) or options, warrants or other rights to purchase or subscribe for Common Stock or Convertible Securities (“Purchase Rights”) pro rata to the record holders of any class of Common Stock, whether or not such Convertible Securities or Purchase Rights are immediately convertible, exercisable or exchangeable, then the holder hereof shall be entitled, upon any exercise of this Warrant after the date of record for determining stockholders entitled to receive such Convertible Securities or Purchase Rights (or if no such record is taken, the date on which such Convertible Securities or Purchase Rights are issued), to receive the aggregate number of Convertible Securities or Purchase Rights which the holder would have received with respect to the Warrant Shares issuable upon such exercise (without giving effect to the limitations contained in Section 10) had the holder hereof been the holder of such Warrant Shares on the record date for the determination of stockholders entitled to receive such Convertible Securities or Purchase Rights (or if no such record is taken, the date on which such Convertible Securities or Purchase Rights were issued). If the right to exercise or convert any such Convertible Securities or Purchase Rights would expire in accordance with their terms prior to the exercise of this Warrant, then the terms of such Convertible Securities or Purchase Rights shall provide that such exercise or convertibility right shall remain in effect until 30 days after the date the holder receives such Convertible Securities or Purchase Rights pursuant to the exercise hereof.

     (e) Other Action Affecting Exercise Price. If, at any time during the Adjustment Period, the Company takes any action affecting the Common Stock that would be covered by Section 4(a) through (d), but for the manner in which such action is taken or structured, which would in any way diminish the value of this Warrant, then the Exercise Price shall be adjusted in such manner as the Board of Directors of the Company shall in good faith determine to be equitable under the circumstances.

     (f) Adjustment in Number of Shares. Upon each adjustment of the Exercise Price pursuant to the provisions of this Section 4, the number of shares of Common Stock issuable upon exercise of this Warrant at each such Exercise Price shall be adjusted by multiplying a number equal to the Exercise Price in effect immediately prior to such adjustment by the number of shares of Common Stock issuable upon exercise of this Warrant at such Exercise Price immediately prior to such adjustment and dividing the product so obtained by the adjusted Exercise Price.

     (g) Notice of Adjustment. Upon the occurrence of any event which requires any adjustment or readjustment of the Exercise Price or change in number or type of stock, securities and/or other property issuable upon exercise of this Warrant, then, and in each such case, the Company shall give notice thereof to the holder hereof, which notice shall state the Exercise Price resulting from such adjustment or readjustment and any change in the number of type of stock, securities and/or other property issuable upon exercise of this Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based. Such calculation shall be certified by the chief financial officer of the Company.

     (h) No Fractional Shares. No fractional shares of Common Stock are to be issued upon the exercise of this Warrant, but the Company shall pay a cash adjustment in respect of any fractional share which would otherwise be issuable in an amount equal to the same fraction of the Market Price of a share of Common Stock on the date of such exercise.

     (i) Other Notices. In case at any time:

          (i) the Company shall declare any dividend upon the Common Stock payable in shares of stock of any class or make any other distribution (other than dividends or distributions payable in cash out of retained earnings consistent with the Company’s past practices with respect to declaring dividends and making distributions) to the holders of the Common Stock;

          (ii) the Company shall offer for subscription pro rata to the holders of the Common Stock any additional shares of stock of any class or other rights;

          (iii) there shall be any capital reorganization of the Company, or reclassification of the Common Stock, or consolidation or merger of the Company with or into, or sale of all or substantially all of its assets to, another corporation or entity; or

          (iv) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company;

then, in each such case, the Company shall give to the holder of this Warrant (A) notice of the date or estimated date on which the books of the Company shall close or a record shall be taken for determining the holders of Common Stock entitled to receive any such dividend, distribution, or subscription rights or for determining the holders of Common Stock entitled to vote in respect of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up and (B) in the case of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up, notice of the date (or, if not then known, a reasonable estimate thereof by the Company) when the same shall take place. Such notice shall also specify the date on which the holders of Common Stock shall be entitled to receive such dividend, distribution, or subscription rights or to exchange their Common Stock for stock or other securities or property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation, or winding-up, as the case may be. Such notice shall be given at least thirty (30) days prior to the record date or the date on which the Company’s books are closed in respect thereto. Failure to give any such notice or any defect therein shall not affect the validity of the proceedings referred to in clauses (i), (ii), (iii) and (iv) above. Notwithstanding the foregoing, the Company shall publicly disclose the substance of any notice delivered hereunder prior to delivery of such notice to the holder hereof.

5. Issue Tax. The issuance of certificates for Warrant Shares upon the exercise of this Warrant shall be made without charge to the holder of this Warrant or such shares for any issuance tax or other costs in respect thereof, provided that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than the holder of this Warrant.

6. No Rights or Liabilities as a Stockholder. This Warrant shall not entitle the holder hereof to any voting rights or other rights as a stockholder of the Company. No provision of this

Warrant, in the absence of affirmative action by the holder hereof to purchase Warrant Shares, and no mere enumeration herein of the rights or privileges of the holder hereof, shall give rise to any liability of such holder for the Exercise Price or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

7. Transfer, Exchange, Redemption and Replacement of Warrant.

     (a) Restriction on Transfer. This Warrant and the rights granted to the holder hereof are transferable, in whole or in part, upon surrender of this Warrant, together with a properly executed assignment in the form attached hereto, at the office or agency of the Company referred to in Section 7(e) below, provided, however, that any transfer or assignment shall be subject to the conditions set forth in Sections 7(f) and 10 hereof and to the provisions of [Section 5] of the Securities Purchase Agreement. Until due presentment for registration of transfer on the books of the Company, the Company may treat the registered holder hereof as the owner and holder hereof for all purposes, and the Company shall not be affected by any notice to the contrary. Notwithstanding anything to the contrary contained herein, the registration rights described in Section 8 hereof are assignable only in accordance with the provisions of the Registration Rights Agreement.

     (b) Warrant Exchangeable for Different Denominations. This Warrant is exchangeable, upon the surrender hereof by the holder hereof at the office or agency of the Company referred to in Section 7(e) below, for new Warrants of like tenor of different denominations representing in the aggregate the right to purchase the number of shares of Common Stock which may be purchased hereunder, each of such new Warrants to represent the right to purchase such number of shares (at the Exercise Price therefor) as shall be designated by the holder hereof at the time of such surrender.

     (c) Replacement of Warrant. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant and, in the case of any such loss, theft, or destruction, upon delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company, or, in the case of any such mutilation, upon surrender and cancellation of this Warrant, the Company, at its expense, will execute and deliver, in lieu thereof, a new Warrant of like tenor.

     (d) Cancellation; Payment of Expenses. Upon the surrender of this Warrant in connection with any transfer, exchange, or replacement as provided in this Section 7, this Warrant shall be promptly canceled by the Company. The holder shall pay all taxes and all other expenses (other than legal expenses, if any, incurred by the Company) and charges payable in connection with the preparation, execution, and delivery of Warrants pursuant to this Section 7. The Company shall indemnify and reimburse the holder of this Warrant for all losses and damages arising as a result of or related to any breach of the terms of this Warrant, including costs and expenses (including legal fees) incurred by such holder in connection with the enforcement of its rights hereunder.

     (e) Warrant Register. The Company shall maintain, at its principal executive offices (or such other office or agency of the Company as it may designate by notice to the holder hereof), a register for this Warrant, in which the Company shall record the name and address of the person in whose name this Warrant has been issued, as well as the name and address of each transferee and each prior owner of this Warrant.

     (f) Transfer or Exchange Without Registration. If, at the time of the surrender of this Warrant in connection with any transfer or exchange of this Warrant, this Warrant (or, in the case of any exercise, the Warrant Shares issuable hereunder) shall not be registered under the Securities Act and under applicable state securities or blue sky laws, the Company may require, as a condition of allowing such transfer or exchange, (i) that the holder or transferee of this Warrant, as the case may be, furnish to the Company a written opinion of counsel (which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that such transfer or exchange may be made without registration under the Securities Act and under applicable state securities or blue sky laws (the cost of which shall be borne by the Company if the Company’s counsel renders such an opinion, and up to $1,000 of such cost (subject to a maximum aggregate cost of $10,000) shall be borne by the Company if the holder’s counsel is required to render such opinion), (ii) that the holder or transferee execute and deliver to the Company an investment letter in form and substance acceptable to the Company and (iii) that the transferee be an “accredited investor” as defined in Rule 501(a) promulgated under the Securities Act.

8. Registration Rights. The initial holder of this Warrant (and certain assignees thereof) is entitled to the benefit of such registration rights in respect of the Warrant Shares as are set forth in the Registration Rights Agreement, including the right to assign such rights to certain assignees, as set forth therein.

9. Cashless Exercise. This Warrant may be exercised at any time during the Exercise Period by presentation and surrender of this Warrant to the Company at its principal executive offices with a written notice of the holder’s intention to effect a cashless exercise, including a calculation of the number of shares of Common Stock to be issued upon such exercise in accordance with the terms hereof (a “Cashless Exercise”). In the event of a Cashless Exercise, in lieu of paying the Exercise Price in cash, the holder shall surrender this Warrant for that number of shares of Common Stock determined by multiplying the number of Warrant Shares to which it would otherwise be entitled by a fraction, the numerator of which shall be the difference between the then current Market Price of a share of the Common Stock on the date of exercise and the Exercise Price, and the denominator of which shall be the then current Market Price per share of Common Stock.

10. Restrictions on Exercise and Transfer. In no event shall the holder hereof have the right to exercise any portion of this Warrant for shares of Common Stock or to dispose of any portion of this Warrant to the extent that such right to effect such exercise or disposition would result in the holder and its affiliates together beneficially owning more than 9.99% of the outstanding shares of Common Stock. For purposes of this Section 10, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and Regulation 13D-G thereunder. The restriction contained in this Section 10 may not be altered, amended, deleted or changed in any manner whatsoever unless the holders of a majority of the outstanding shares of Common Stock and the holder hereof shall approve, in writing, such alteration, amendment, deletion or change.

11. Certain Definitions. For purposes of this Warrant, the following capitalized terms shall have the respective meanings assigned to them:

     (a) “business day” means any day, other than a Saturday or Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law, regulation or executive order to close.

     (b) “Market Price” means, for any security as of any date, the last sales price of such security on the principal trading market where such security is listed or traded as reported by Bloomberg Financial Markets (or a comparable reporting service of national reputation selected by the Company and reasonably acceptable to the holder hereof if Bloomberg Financial Markets is not then reporting closing sales prices of such security) (in any case, “Bloomberg”), or if the foregoing does not apply, the last reported sales price of such security on a national exchange or in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, or, if no such price is reported for such security by Bloomberg, the average of the bid prices of all market makers for such security as reported in the “pink sheets” by the National Quotation Bureau, Inc., in each case for such date or, if such date was not a trading day for such security, on the next preceding date which was a trading day. If the Market Price cannot be calculated for such security as of either of such dates on any of the foregoing bases, the Market Price of such security on such date shall be the fair market value as reasonably determined by an investment banking firm selected by the Company and reasonably acceptable to the holder hereof, with the costs of such appraisal to be borne by the Company.

     (c) “trading day” means any day on which the SmallCap Market or, if the Common Stock is not then traded on the SmallCap Market, the principal national securities exchange, automated quotation system or other trading market where the Common Stock is then listed, quoted or traded, is open for trading.

12. Miscellaneous.

     (a) Governing Law; Jurisdiction. This Warrant shall be governed by and construed in accordance with the laws of the State of Delaware applicable to contracts made and to be performed in the State of Delaware. The Company irrevocably consents to the jurisdiction of the United States federal courts and the state courts located in the County of New Castle, State of Delaware, in any suit or proceeding based on or arising under this Warrant and irrevocably agrees that all claims in respect of such suit or proceeding may be determined in such courts. The Company irrevocably waives the defense of an inconvenient forum to the maintenance of such suit or proceeding in such forum. The Company further agrees that service of process upon the Company mailed by first class mail shall be deemed in every respect effective service of process upon the Company in any such suit or proceeding. Nothing herein shall affect the right of the holder to serve process in any other manner permitted by law. The Company agrees that a final non-appealable judgment in any such suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on such judgment or in any other lawful manner.

     (b) Construction. Whenever the context requires, the gender of any word used in this Warrant includes the masculine, feminine or neuter, and the number of any word includes the singular or plural. Unless the context otherwise requires, all references to articles and sections refer to articles and sections of this Warrant, and all references to schedules are to schedules attached hereto, each of which is made a part hereof for all purposes. The descriptive headings of the several articles and sections of this Warrant are inserted for purposes of reference only, and shall not affect the meaning or construction of any of the provisions hereof.

     (c) Severability. If any provision of this Warrant shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Warrant or the validity or enforceability of this Warrant in any other jurisdiction.

     (d) Entire Agreement; Amendments. This Warrant contains the entire understanding of the Company and the holder hereof with respect to the matters covered herein. Subject to any additional express provisions of this Warrant, no provision of this Warrant may be waived other than by an instrument in writing signed by the party to be charged with enforcement, and no provision of this Warrant may be amended other than by an instrument in writing signed by the Company and the holder.

     (e) Notices. Any notices required or permitted to be given under the terms of this Warrant shall be sent by certified or registered mail (return receipt requested) or delivered personally, by nationally recognized overnight carrier or by confirmed facsimile transmission, and shall be effective five days after being placed in the mail, if mailed, or upon receipt or refusal of receipt, if delivered personally or by nationally recognized overnight carrier or confirmed facsimile transmission, in each case addressed to a party. The initial addresses for such communications shall be as follows, and each party shall provide notice to the other parties of any change in such party’s address:

(i)	If to the Company:

Remote Dynamics, Inc. 1155 Kas Drive, Suite 100 Richardson, TX 75081 Telephone: 972-301-2733 Facsimile: 972-301-2263 Attention: J. Raymond Bilbao, Esquire

with a copy simultaneously transmitted by like means (which transmittal shall not constitute notice hereunder) to:

Locke Liddell & Sapp LLP 2200 Ross Avenue Suite 2200 Dallas, TX 75201-6776 Telephone: 214-740-8570 Facsimile: 214-756-8570 Attention: Stephen L. Sapp. Esquire

          (ii) If to the holder, at such address as shall be set forth in the Warrant Register from time to time.

     (f) Successors and Assigns. This Warrant shall be binding upon and inure to the benefit of the Company, the holder and their respective permitted successors and assigns. Except as provided herein, the Company shall not assign this Warrant or its obligations hereunder. The holder hereof may assign or transfer this Warrant and such holders rights hereunder in accordance with Section 7 hereof.

     (g) Equitable Relief. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the holder by vitiating the intent and purpose of this Warrant. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations hereunder will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Warrant, that the holder shall be entitled, in addition to all other available remedies, to an injunction restraining any breach, without the necessity of showing economic loss and without any bond or other security being required.

[REMAINDER OF THIS PAGE LEFT BLANK INTENTIONALLY]

     IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer.

REMOTE DYNAMICS, INC.
By:
Name:
Title:

[SIGNATURE PAGE TO STOCK PURCHASE WARRANT]

FORM OF EXERCISE NOTICE

(To be Executed by the Holder in order to Exercise the Warrant)

To:	Remote Dynamics, Inc. 1155 Kas Drive, Suite 1000 Richardson, TX 75081 Facsimile: (972) 301-2263 Attention: Chief Executive Officer

     The undersigned hereby irrevocably exercises the right to purchase ___shares of the Common Stock of Remote Dynamics, Inc., a corporation organized under the laws of the State of Delaware (the “Company”), at the current Exercise Price of $___, evidenced by the attached Warrant, and herewith [makes payment of the Exercise Price with respect to such shares in full][elects to effect a Cashless Exercise (as defined in Section 9 of such Warrant)], all in accordance with the conditions and provisions of said Warrant.

     The undersigned agrees not to offer, sell, transfer or otherwise dispose of any Common Stock obtained on exercise of the Warrant, except under circumstances that will not result in a violation of the Securities Act of 1933, as amended, or any state securities laws.

☐ The undersigned requests that the Company cause its transfer agent to electronically transmit the Common Stock issuable pursuant to this Exercise Notice to the account of the undersigned or its nominee (which is ___) with DTC through its Deposit Withdrawal Agent Commission System (“DTC Transfer”), provided that such transfer agent participates in the DTC Fast Automated Securities Transfer program.

☐ In lieu of receiving the shares of Common Stock issuable pursuant to this Exercise Notice by way of DTC Transfer, the undersigned hereby requests that the Company cause its transfer agent to issue and deliver to the undersigned physical certificates representing such shares of Common Stock.

The undersigned requests that a Warrant representing any unexercised portion hereof be issued, pursuant to the Warrant, in the name of the Holder and delivered to the undersigned at the address set forth below:

Dated:

Signature of Holder

Name of Holder (Print)

Address:

FORM OF ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned hereby sells, assigns, and transfers all the rights of the undersigned under the within Warrant, with respect to the number of shares of Common Stock covered thereby set forth hereinbelow, to:

Name of Assignee	Address	No. of Shares

, and hereby irrevocably constitutes and appoints _____________________________________ as agent and attorney-in-fact to transfer said Warrant on the books of the within-named corporation, with full power of substitution in the premises.

Dated: _____________________, ____

In the presence of

__________________

Name:

Signature:

Title of Signing Officer or Agent (if any):

Address:

Note:	The above signature should correspond exactly with the name on the face of the within Warrant.

APPENDIX H

FORM OF C-2 WARRANT

VOID AFTER 5:00 P.M., NEW YORK CITY
TIME, ON ____________, 2011
(UNLESS EXTENDED PURSUANT TO SECTION 2 HEREOF)

THIS WARRANT AND THE SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER JURISDICTION. THE SECURITIES REPRESENTED HEREBY MAY NOT BE OFFERED, SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER APPLICABLE SECURITIES LAWS UNLESS OFFERED, SOLD OR TRANSFERRED PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THOSE LAWS.

Right to Purchase 700,000 Shares of
Common Stock, par value $.01 per share

Date: ____________, 2005

REMOTE DYNAMICS, INC.
STOCK PURCHASE WARRANT

     THIS CERTIFIES THAT, for value received, SDS Capital Group SPC, Ltd., or its registered and permitted assigns, is entitled to purchase from Remote Dynamics, Inc., a corporation organized under the laws of the State of Delaware (the “Company”), at any time or from time to time during the period specified in Section 2 hereof, Seven Hundred Thousand (700,000) fully paid and nonassessable shares (the “Warrant Shares”) of the Company’s common stock, par value $.01 per share (the “Common Stock”), at an initial exercise price per share (the “Exercise Price”) equal to $1.75. The number of Warrant Shares and the Exercise Price are subject to adjustment as provided in Section 4 hereof. The term “Warrant” and all references thereto, as used throughout this instrument, shall mean this instrument as originally executed, or if later amended or supplemented, then as so amended or supplemented, including all Warrants issued upon transfer or exchange of this Warrant as provided herein, and the term “Warrants” means this Warrant and the other warrants of the Company issued pursuant to the Securities Purchase Agreement dated as of May 31, 2005 by and among the Company and the other signatories thereto (the “Securities Purchase Agreement”).

     This Warrant is subject to the following terms, provisions and conditions:

1. Exercise of Warrant.

     (a) Subject to the provisions hereof, including, without limitation, the limitations contained in Section 10 hereof, this Warrant may be exercised by the holder hereof, in whole or in part, by delivery of a completed exercise notice in the form attached hereto (the “Exercise Notice”), which shall be followed promptly by the surrender of this Warrant, to the Company during normal business hours on any business day at the Company’s principal executive offices (or such other office or agency of the Company as it may designate by written notice to the holder hereof), and upon (i) payment to the Company in cash, by certified or official bank check or by wire transfer for the account of the Company, of the Exercise Price for the Warrant Shares specified in the Exercise Notice or (ii) if the holder is effectuating a Cashless Exercise (as defined in Section 9 hereof) pursuant to Section 9 hereof, delivery to the Company of a written notice of an election to effect a Cashless Exercise for the Warrant Shares specified in the Exercise Notice.

     (b) The Warrant Shares purchased upon exercise of this Warrant in accordance with this Section 1 shall be deemed to be issued to the holder hereof or the holder’s designee, as the record owner of such shares, as of the close of business on the date on which this Warrant shall have been surrendered, the completed Exercise Notice shall have been delivered, and payment shall have been made for such shares as set forth above or, if such date is not a business day, on the next succeeding business day. The Warrant Shares so purchased, representing the aggregate number of shares specified in the Exercise Notice, shall be delivered to the holder hereof or the holder’s designee within a reasonable time, not exceeding two business days, after this Warrant shall have been so exercised (the “Delivery Period”). If the Company’s transfer agent is participating in the Depository Trust Company (“DTC”) Fast Automated Securities Transfer program, and so long as the certificates therefor do not bear a legend (pursuant to the terms of the Securities Purchase Agreement) and the holder is not obligated to return such certificate for the placement of a legend thereon (pursuant to the Securities Purchase Agreement), the Company shall cause its transfer agent to electronically transmit the Warrant Shares so purchased to the holder or the holder’s designee by crediting the account of the holder or the holder’s designee or its respective nominee with DTC through its Deposit Withdrawal Agent Commission system (“DTC Transfer”). If the aforementioned conditions to a DTC Transfer are not satisfied, the Company shall deliver to the holder or the holder’s designee physical certificates representing the Warrant Shares so purchased. Notwithstanding the foregoing, the holder or the holder’s designee may instruct the Company to deliver to the holder or such designee physical certificates representing the Warrant Shares so purchased in lieu of delivering such shares by way of DTC Transfer. Any certificates so delivered shall be in such denominations as may be reasonably requested by the holder hereof or the holder’s designee, shall be registered in the name of the holder or such other name as shall be designated by the holder and, following the date on which the Warrant Shares have been registered under the Securities Act pursuant to that certain Registration Rights Agreement, dated as of June ___, 2005, by and among the Company and the other signatories thereto (the “Registration Rights Agreement”) or otherwise may be sold by the holder pursuant to Rule 144 promulgated under the Securities Act (or a successor rule), shall not bear any restrictive legend. If this Warrant shall have been exercised only in part, then the Company shall, at its expense, at the time of delivery of such certificates, deliver to the holder a new Warrant representing the number of shares with respect to which this Warrant shall not then have been exercised.

     (c) If, at any time, a holder of this Warrant submits this Warrant, an Exercise Notice and payment to the Company of the Exercise Price for each of the Warrant Shares specified in the Exercise Notice (including pursuant to a Cashless Exercise), and the Company fails for any reason (other than the reasons contemplated by Section 10 hereof) to deliver, on or prior to the fourth business day following the expiration of the Delivery Period for such exercise, the number of shares of Common Stock to which the holder is entitled upon such exercise (an “Exercise Default”), then the Company shall pay to the holder payments (“Exercise Default Payments”) for an Exercise Default in the amount of (i) (N/365), multiplied by (ii) the amount by which the Market Price (as defined in Section 11 hereof) of the Common Stock on the date the Exercise Notice giving rise to the Exercise Default is transmitted in accordance with this Section 1 (the “Exercise Default Date”) exceeds the Exercise Price in respect of such Warrant Shares, multiplied by (iii) the number of shares of Common Stock the Company failed to so deliver in such Exercise Default, multiplied by (iv) .18, where N equals the number of days from the Exercise Default Date to the date that the Company effects the full exercise of this Warrant which gave rise to the Exercise Default. The accrued Exercise Default Payment for each calendar month shall be paid in cash and shall be made to the holder by the fifth day of the month following the month in which it has accrued. Nothing herein shall limit the holder’s right to pursue actual damages for the Company’s failure to maintain a sufficient number of authorized shares of Common Stock as required pursuant to the terms of Section 3(b) hereof or to otherwise issue shares of Common Stock upon exercise of this Warrant in accordance with the terms hereof, and the holder shall have the right to pursue all remedies available at law or in equity (including a decree of specific performance and/or injunctive relief).

2. Period of Exercise. This Warrant shall be exercisable at any time or from time to time during the period (the “Exercise Period”) commencing on the date of initial issuance of this Warrant (the “Issue Date”) and ending at 5:00 p.m., New York City time, on the fifth anniversary of the Issue Date. The Exercise Period shall automatically be extended by one day for each day on which (a) the Company does not have a number of shares of Common Stock reserved for issuance upon exercise hereof at least equal to the number of shares of Common Stock issuable upon exercise hereof or otherwise fails to deliver shares of Common Stock in the names set forth in Section 1 hereof upon proper exercise hereof, or (b) the Warrant Shares are not then otherwise registered for resale as required pursuant to the terms of the Registration Rights Agreement.

3. Certain Agreements of the Company. The Company hereby covenants and agrees as follows:

     (a) Shares to be Fully Paid. All Warrant Shares shall, upon issuance in accordance with the terms of this Warrant, be validly issued, fully paid and non-assessable and free from all taxes, liens, claims and encumbrances.

     (b) Reservation of Shares. During the Exercise Period, the Company shall at all times have authorized, and reserved for the purpose of issuance upon exercise of this Warrant, a sufficient number of shares of Common Stock to provide for the exercise in full of this Warrant (without giving effect to the limitations on exercise set forth in Section 10 hereof).

     (c) Listing. The Company shall use commercially reasonable efforts to promptly secure the listing or quotation of the shares of Common Stock issuable upon exercise of this Warrant upon each national securities exchange or automated or electronic quotation system, if any, upon which shares of Common Stock are then listed or quoted or become listed or quoted (subject to official notice of issuance upon exercise of this Warrant) and shall maintain, so long as any other shares of Common Stock shall be so listed or quoted, such listing or quotation of all shares of Common Stock from time to time issuable upon the exercise of this Warrant; and the Company shall so list or apply for quotation on each national securities exchange or automated or electronic quotation system, as the case may be, and shall maintain such listing or quotation of, any other shares of capital stock of the Company issuable upon the exercise of this Warrant if and so long as any shares of the same class shall be listed or quoted on such national securities exchange or automated or electronic quotation system.

     (d) Certain Actions Prohibited. The Company shall not, by amendment of its charter or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed by it hereunder, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all such action as may reasonably be requested by the holder of this Warrant in order to protect the economic benefit inuring to the holder hereof and the exercise privilege of the holder of this Warrant against dilution or other impairment, consistent with the tenor and purpose of this Warrant. Without limiting the generality of the foregoing, the Company (i) shall not increase the par value of any shares of Common Stock receivable upon the exercise of this Warrant above the Exercise Price then in effect, and (ii) shall take all such actions as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant.

     (e) Successors and Assigns. This Warrant shall be binding upon any entity succeeding to the Company by merger, consolidation, or acquisition of all or substantially all of the Company’s assets.

4. Antidilution Provisions. During the period beginning on the date of the Securities Purchase Agreement and ending on the termination of the Exercise Period (the “Adjustment Period”), the Exercise Price and the number of Warrant Shares issuable hereunder shall be subject to adjustment from time to time as provided in this Section 4.

     (a) Stock Splits, Stock Dividends, Etc. If, at any time during the Adjustment Period, the number of outstanding shares of Common Stock is increased by a stock split, stock dividend, combination, reclassification or other similar event, the Exercise Price in effect immediately prior to such increase shall be proportionately reduced, or if the number of outstanding shares of Common Stock is decreased by a reverse stock split, combination, reclassification or other similar event, the Exercise Price in effect immediately prior to such decrease shall be proportionately increased.

     (b) Merger, Consolidation, Etc. If, at any time during the Adjustment Period, there shall be (i) any reclassification or change of the outstanding shares of Common Stock (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), (ii) any consolidation or merger of the Company with any other entity (other than a merger in which the Company is the surviving or continuing entity and its capital stock is unchanged), (iii) any sale or transfer of all or substantially all of the assets of the Company or (iv) any share exchange or other transaction pursuant to which all of the outstanding shares of Common Stock are converted into other securities or property (each of (i) - (iv) above being a “Corporate Change”), then the holder hereof shall thereafter have the right to receive upon exercise of this Warrant, in lieu of the Warrant Shares otherwise issuable, such shares of stock, securities and/or other property as would have been issued or payable in such Corporate Change with respect to or in exchange for the number of Warrant Shares which would have been issuable upon exercise had such Corporate Change not taken place (without giving effect to the limitations contained in Section 10), and in any such case, appropriate provisions (in form and substance reasonably satisfactory to the holder hereof) shall be made with respect to the rights and interests of the holder to the end that the economic value of this Warrant is in no way diminished by such Corporate Change and that the provisions hereof (including, without limitation, in the case of any such consolidation, merger or sale in which the successor entity or purchasing entity is not the Company, an immediate adjustment of the Exercise Price and Warrant Shares so that the Exercise Price and Warrant Shares immediately after the Corporate Change reflects the same relative value as compared to the value of the surviving entity’s common stock that existed between the Exercise Price and the Warrant Shares and the value of the Company’s Common Stock immediately prior to such Corporate Change) shall thereafter be applicable, as nearly as may be practicable in relation to any shares of stock or securities thereafter deliverable upon the exercise thereof. The Company shall not effect any Corporate Change unless (A) the holder hereof has received written notice of such transaction at least 30 days prior thereto, but in no event later than 15 days prior to the record date for the determination of stockholders entitled to vote with respect thereto, and (B) the resulting successor or acquiring entity (if not the Company) assumes by written instrument (in form and substance reasonable satisfactory to the holder hereof) the obligations of the Company under this Warrant. The above provisions shall apply regardless of whether or not there would have been a sufficient number of shares of Common Stock authorized and available for issuance upon exercise hereof as of the date of such transaction, and shall similarly apply to successive reclassifications, consolidations, mergers, sales, transfers or share exchanges.

     (c) Distributions. If, at any time during the Adjustment Period, the Company shall declare or make any distribution of its assets (or rights to acquire its assets) to holders of Common Stock as a partial liquidating dividend, by way of return of capital or otherwise (including any dividend or distribution to the Company’s stockholders in cash or shares (or rights to acquire shares) of capital stock of a subsidiary (i.e., a spin-off)) (a “Distribution”), then the holder hereof shall be entitled, upon any exercise of this Warrant after the date of record for determining stockholders entitled to such Distribution (or if no such record is taken, the date on which such Distribution is declared or made), to receive the amount of such assets which would have been payable to the holder with respect to the Warrant Shares issuable upon such exercise (without giving effect to the limitations contained in Section 10) had the holder hereof been the holder of such Warrant Shares on the record date for the determination of stockholders entitled to such Distribution (or if no such record is taken, the date on which such Distribution is declared or made).

     (d) Convertible Securities and Purchase Rights. If, at any time during the Adjustment Period, the Company issues any securities or other instruments which are convertible into or exercisable or exchangeable for Common Stock (“Convertible Securities”) or options, warrants or other rights to purchase or subscribe for Common Stock or Convertible Securities (“Purchase Rights”) pro rata to the record holders of any class of Common Stock, whether or not such Convertible Securities or Purchase Rights are immediately convertible, exercisable or exchangeable, then the holder hereof shall be entitled, upon any exercise of this Warrant after the date of record for determining stockholders entitled to receive such Convertible Securities or Purchase Rights (or if no such record is taken, the date on which such Convertible Securities or Purchase Rights are issued), to receive the aggregate number of Convertible Securities or Purchase Rights which the holder would have received with respect to the Warrant Shares issuable upon such exercise (without giving effect to the limitations contained in Section 10) had the holder hereof been the holder of such Warrant Shares on the record date for the determination of stockholders entitled to receive such Convertible Securities or Purchase Rights (or if no such record is taken, the date on which such Convertible Securities or Purchase Rights were issued). If the right to exercise or convert any such Convertible Securities or Purchase Rights would expire in accordance with their terms prior to the exercise of this Warrant, then the terms of such Convertible Securities or Purchase Rights shall provide that such exercise or convertibility right shall remain in effect until 30 days after the date the holder receives such Convertible Securities or Purchase Rights pursuant to the exercise hereof.

     (e) Dilutive Issuances.

          (i) Adjustment Upon Dilutive Issuance. If, at any time during the Adjustment Period, the Company issues or sells, or in accordance with subparagraph (ii) of this Section 4(e) is deemed to have issued or sold, any shares of Common Stock for no consideration or for a consideration per share less than the Exercise Price in effect on the date of issuance or sale (or deemed issuance or sale) (a “Dilutive Issuance”), then effective immediately upon the Dilutive Issuance, the Exercise Price shall be adjusted in accordance with the following formula:

AEP =         C x      O+P/C
                              ——–
                              CSDO

where:

          AEP = the adjusted Exercise Price;

          C = the Exercise Price on (a) for purposes of any private sale of securities exempt from registration under Section 3(b) or 4(2) of the Securities Act, the date that the Company enters into legally binding definitive agreements for the issuance of such Common Stock, and (b) for purposes of any other such issuance of Common Stock, the date of issuance thereof;

          O = the number of shares of Common Stock outstanding immediately prior to the Dilutive Issuance;

          P = the aggregate consideration, calculated as set forth in Section 4(e)(ii) hereof, received by the Company upon such Dilutive Issuance; and

          CSDO = the total number of shares of Common Stock actually outstanding (after giving effect to the Dilutive Issuance, and not including shares of Common Stock held in the treasury of the Company), plus (a) in the case of any adjustment required by this Section 4(e)(i) due to the issuance of Purchase Rights, the maximum total number of shares of Common Stock issuable upon the exercise of the Purchase Rights for which the adjustment is required (including any Common Stock issuable upon the conversion of Convertible Securities issuable upon the exercise of such Purchase Rights), and (y) in the case of any adjustment required by this Section 4(e)(i) due to the issuance of Convertible Securities, the maximum total number of shares of Common Stock issuable upon the exercise, conversion or exchange of the Convertible Securities for which the adjustment is required, as of the date of issuance of such Convertible Securities, if any.

Notwithstanding the foregoing, no adjustment shall be made to this Section 4 if such adjustment would result in an increase in the Exercise Price.

          (ii) Effect on Exercise Price of Certain Events. For purposes of determining the adjusted Exercise Price under clause (i) of this Section 4(e), the following will be applicable:

               (1) Issuance of Purchase Rights. If the Company issues or sells any Purchase Rights, whether or not immediately exercisable, and the price per share for which Common Stock is issuable upon the exercise of such Purchase Rights (and the price of any conversion of Convertible Securities, if applicable) is less than the Exercise Price in effect on the date of issuance or sale of such Purchase Rights, then the maximum total number of shares of Common Stock issuable upon the exercise of all such Purchase Rights (assuming full conversion, exercise or exchange of Convertible Securities, if applicable) shall, as of the date of the issuance or sale of such Purchase Rights, be deemed to be outstanding and to have been issued and sold by the Company for such price per share. For purposes of the preceding sentence, the “price per share for which Common Stock is issuable upon the exercise of such Purchase Rights” shall be determined by dividing (A) the total amount, if any, received or receivable by the Company as consideration for the issuance or sale of all such Purchase Rights, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the exercise of all such Purchase Rights, plus, in the case of Convertible Securities issuable upon the exercise of such Purchase Rights, the minimum aggregate amount of additional consideration payable upon the conversion, exercise or exchange thereof (determined in accordance with the calculation method set forth in clause (ii)(2) of this Section 4(e)) at the time such Convertible Securities first become convertible, exercisable or exchangeable, by (B) the maximum total number of shares of Common Stock issuable upon the exercise of all such Purchase Rights (assuming full conversion, exercise or exchange of Convertible Securities, if applicable). No further adjustment to the Exercise Price shall be made upon the actual issuance of such Common Stock upon the exercise of such Purchase Rights or upon the conversion, exercise or exchange of Convertible Securities issuable upon exercise of such Purchase Rights.

               (2) Issuance of Convertible Securities. If the Company issues or sells any Convertible Securities, whether or not immediately convertible, exercisable or exchangeable,

and the price per share for which Common Stock is issuable upon such conversion, exercise or exchange is less than the Exercise Price in effect on the date of issuance or sale of such Convertible Securities, then the maximum total number of shares of Common Stock issuable upon the conversion, exercise or exchange of all such Convertible Securities shall, as of the date of the issuance or sale of such Convertible Securities, be deemed to be outstanding and to have been issued and sold by the Company for such price per share. If the Convertible Securities so issued or sold do not have a fluctuating conversion or exercise price or exchange ratio, then for the purposes of the preceding sentence, the “price per share for which Common Stock is issuable upon such conversion, exercise or exchange” shall be determined by dividing (A) the total amount, if any, received or receivable by the Company as consideration for the issuance or sale of all such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the conversion, exercise or exchange thereof (determined in accordance with the calculation method set forth in this clause (ii)(2) of this Section 4(e)) at the time such Convertible Securities first become convertible, exercisable or exchangeable, by (B) the maximum total number of shares of Common Stock issuable upon the exercise, conversion or exchange of all such Convertible Securities. If the Convertible Securities so issued or sold have a fluctuating conversion or exercise price or exchange ratio (a “Variable Rate Convertible Security”), then for purposes of the next preceding sentence, the “price per share for which Common Stock is issuable upon such conversion, exercise or exchange” shall be deemed to be the lowest price per share which would be applicable (assuming all holding period and other conditions to any discounts contained in such Variable Rate Convertible Security have been satisfied) if the conversion price of such Variable Rate Convertible Security on the date of issuance or sale thereof was seventy-five percent (75%) of the actual conversion price on such date (the “Assumed Variable Market Price”), and, further, if the conversion price of such Variable Rate Convertible Security at any time or times thereafter is less than or equal to the Assumed Variable Market Price last used for making any adjustment under this Section 4(e) with respect to any Variable Rate Convertible Security, the Exercise Price in effect at such time shall be readjusted to equal the Exercise Price which would have resulted if the Assumed Variable Market Price at the time of issuance of the Variable Rate Convertible Security had been seventy-five percent (75%) of the actual conversion price of such Variable Rate Convertible Security existing at the time of the adjustment required by this sentence. No further adjustment to the Exercise Price shall be made upon the actual issuance of such Common Stock upon conversion, exercise or exchange of such Convertible Securities.

               (3) Change in Option Price or Conversion Rate. If there is a change at any time in (A) the amount of additional consideration payable to the Company upon the exercise of any Purchase Rights; (B) the amount of additional consideration, if any, payable to the Company upon the conversion, exercise or exchange of any Convertible Securities; or (C) the rate at which any Convertible Securities are convertible into or exercisable or exchangeable for Common Stock (in each such case, other than under or by reason of provisions designed to protect against dilution), the Exercise Price in effect at the time of such change shall be readjusted to the Exercise Price which would have been in effect at such time had such Purchase Rights or Convertible Securities still outstanding provided for such changed additional consideration or changed conversion, exercise or exchange rate, as the case may be, at the time initially issued or sold.

               (4) Calculation of Consideration Received. If any Common Stock, Purchase Rights or Convertible Securities are issued or sold for cash, the consideration received therefor will be the amount received by the Company therefor, after deduction of all underwriting discounts or allowances in connection with such issuance, grant or sale. In case any Common Stock, Purchase Rights or Convertible Securities are issued or sold for a consideration part or all of which shall be other than cash, including in the case of a strategic or similar arrangement in which the other entity will provide services to the Company, purchase services from the Company or otherwise provide intangible consideration to the Company, the amount of the consideration other than cash received by the Company (including the net present value of the consideration expected by the Company for the provided or purchased services) shall be the fair market value of such consideration, except where such consideration consists of securities, in which case the amount of consideration received by the Company will be the Market Price thereof as of the date of receipt. In case any Common Stock, Purchase Rights or Convertible Securities are issued in connection with any merger or consolidation in which the Company is the surviving corporation, the amount of consideration therefor will be deemed to be the fair market value of such portion of the net assets and business of the non-surviving corporation as is attributable to such Common Stock, Purchase Rights or Convertible Securities, as the case may be. Notwithstanding anything else herein to the contrary, if Common Stock, Purchase Rights or Convertible Securities are issued or sold in conjunction with each other as part of a single transaction or in a series of related transactions, the holder hereof may elect to determine the amount of consideration deemed to be received by the Company therefor by deducting the fair value of any type of securities (the “Disregarded Securities”) issued or sold in such transaction or series of transactions. If the holder makes an election pursuant to the immediately preceding sentence, no adjustment to the Exercise Price shall be made pursuant to this Section 4(e) for the issuance of the Disregarded Securities or upon any conversion, exercise or exchange thereof. For example, if the Company were to issue convertible notes having a face value of $1,000,000 and warrants to purchase shares of Common Stock at an exercise price equal to the Market Price of the Common Stock on the date of issuance of such warrants in exchange for $1,000,000 of consideration, the fair value of the warrants would be subtracted from the $1,000,000 of consideration received by the Company for the purposes of determining whether the shares of Common Stock issuable upon conversion of the convertible notes shall be deemed to be issued at a price per share below Exercise Price and, if so, for purposes of determining any adjustment to the Exercise Price hereunder as a result of the issuance of the convertible notes. The Company shall calculate, using standard commercial valuation methods appropriate for valuing such assets, the fair market value of any consideration other than cash or securities; provided, however, that if the holder hereof does not agree to such fair market value calculation within three business days after receipt thereof from the Company, then such fair market value shall be determined in good faith by an investment banker or other appropriate expert of national reputation selected by the Company and reasonably acceptable to the holder, with the costs of such appraisal to be borne by the Company.

               (5) Issuances Pursuant to Existing Securities. If the Company issues (or becomes obligated to issue) shares of Common Stock pursuant to any antidilution or similar adjustments (other than as a result of stock splits, stock dividends and the like) contained in any Convertible Securities or Purchase Rights outstanding as of the date hereof but not included in Section 3(c) of the Disclosure Schedule to the Securities Purchase Agreement, then all shares of Common Stock so issued shall be deemed to have been issued for no consideration. If the

Company issues (or becomes obligated to issue) shares of Common Stock pursuant to any antidilution or similar adjustments contained in any Convertible Securities or Purchase Rights included in Section 3(c) of the Disclosure Schedule to the Securities Purchase Agreement as a result of the issuance of the Company’s Series B Preferred Stock, the Note issued in connection with the Securities Purchase Agreement (the “Note”) or exchange thereof, or Warrants issued pursuant to the Securities Purchase Agreement and the number of shares that the Company issues (or is obligated to issue) as a result of such initial issuance exceeds the amount specified in Section 3(c) of the Disclosure Schedule to the Securities Purchase Agreement, such excess shares shall be deemed to have been issued for no consideration.

               (6) Exceptions to Adjustment of Exercise Price. Notwithstanding the foregoing, no adjustment to the Exercise Price shall be made upon (A) this issuance of Common Stock upon the exercise or conversion of any Convertible Securities or Purchase Rights outstanding on the date of the Securities Purchase Agreement and described in [Section 3(c)] of the Disclosure Schedule to the Securities Purchase Agreement in accordance with the terms of such Convertible Securities and Purchase Rights as of such date; (B) the grant of options to purchase Common Stock, with exercise prices not less than the Market Price of the Common Stock on the date of grant, which are issued to employees, officers, directors or consultants of the Company for the primary purpose of soliciting or retaining their employment or service pursuant to any equity compensation plan of the Company in effect on the date of the Securities Purchase Agreement, and the issuance of shares of Common Stock upon the exercise thereof; (C) conversion of the Company’s Series A Preferred Stock or Series B Preferred Stock, exercise of the Warrants, or (D) the issuance of securities in connection with strategic business partnerships or joint ventures, the primary purpose of which, in the reasonable judgment of the Board of Directors, is not to raise additional capital.

     (f) Other Action Affecting Exercise Price. If, at any time during the Adjustment Period, the Company takes any action affecting the Common Stock that would be covered by Section 4(a) through (e), but for the manner in which such action is taken or structured, which would in any way diminish the value of this Warrant, then the Exercise Price shall be adjusted in such manner as the Board of Directors of the Company shall in good faith determine to be equitable under the circumstances.

     (g) Adjustment in Number of Shares. Upon each adjustment of the Exercise Price pursuant to the provisions of this Section 4, the number of shares of Common Stock issuable upon exercise of this Warrant at each such Exercise Price shall be adjusted by multiplying a number equal to the Exercise Price in effect immediately prior to such adjustment by the number of shares of Common Stock issuable upon exercise of this Warrant at such Exercise Price immediately prior to such adjustment and dividing the product so obtained by the adjusted Exercise Price.

     (h) Notice of Adjustment. Upon the occurrence of any event which requires any adjustment or readjustment of the Exercise Price or change in number or type of stock, securities and/or other property issuable upon exercise of this Warrant, then, and in each such case, the Company shall give notice thereof to the holder hereof, which notice shall state the Exercise Price resulting from such adjustment or readjustment and any change in the number of type of stock, securities and/or other property issuable upon exercise of this Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based. Such calculation shall be certified by the chief financial officer of the Company.

     (i) No Fractional Shares. No fractional shares of Common Stock are to be issued upon the exercise of this Warrant, but the Company shall pay a cash adjustment in respect of any fractional share which would otherwise be issuable in an amount equal to the same fraction of the Market Price of a share of Common Stock on the date of such exercise.

     (j) Other Notices. In case at any time:

          (i) the Company shall declare any dividend upon the Common Stock payable in shares of stock of any class or make any other distribution (other than dividends or distributions payable in cash out of retained earnings consistent with the Company’s past practices with respect to declaring dividends and making distributions) to the holders of the Common Stock;

          (ii) the Company shall offer for subscription pro rata to the holders of the Common Stock any additional shares of stock of any class or other rights;

          (iii) there shall be any capital reorganization of the Company, or reclassification of the Common Stock, or consolidation or merger of the Company with or into, or sale of all or substantially all of its assets to, another corporation or entity; or

          (iv) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company;

then, in each such case, the Company shall give to the holder of this Warrant (A) notice of the date or estimated date on which the books of the Company shall close or a record shall be taken for determining the holders of Common Stock entitled to receive any such dividend, distribution, or subscription rights or for determining the holders of Common Stock entitled to vote in respect of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up and (B) in the case of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up, notice of the date (or, if not then known, a reasonable estimate thereof by the Company) when the same shall take place. Such notice shall also specify the date on which the holders of Common Stock shall be entitled to receive such dividend, distribution, or subscription rights or to exchange their Common Stock for stock or other securities or property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation, or winding-up, as the case may be. Such notice shall be given at least thirty (30) days prior to the record date or the date on which the Company’s books are closed in respect thereto. Failure to give any such notice or any defect therein shall not affect the validity of the proceedings referred to in clauses (i), (ii), (iii) and (iv) above. Notwithstanding the foregoing, the Company shall publicly disclose the substance of any notice delivered hereunder prior to delivery of such notice to the holder hereof.

5. Issue Tax. The issuance of certificates for Warrant Shares upon the exercise of this Warrant shall be made without charge to the holder of this Warrant or such shares for any issuance tax or other costs in respect thereof, provided that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than the holder of this Warrant.

6. No Rights or Liabilities as a Stockholder. This Warrant shall not entitle the holder hereof to any voting rights or other rights as a stockholder of the Company. No provision of this Warrant, in the absence of affirmative action by the holder hereof to purchase Warrant Shares, and no mere enumeration herein of the rights or privileges of the holder hereof, shall give rise to any liability of such holder for the Exercise Price or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

7. Transfer, Exchange, Redemption and Replacement of Warrant.

     (a) Restriction on Transfer. This Warrant and the rights granted to the holder hereof are transferable, in whole or in part, upon surrender of this Warrant, together with a properly executed assignment in the form attached hereto, at the office or agency of the Company referred to in Section 7(e) below, provided, however, that any transfer or assignment shall be subject to the conditions set forth in Sections 7(f) and 10 hereof and to the provisions of [Section 5] of the Securities Purchase Agreement. Until due presentment for registration of transfer on the books of the Company, the Company may treat the registered holder hereof as the owner and holder hereof for all purposes, and the Company shall not be affected by any notice to the contrary. Notwithstanding anything to the contrary contained herein, the registration rights described in Section 8 hereof are assignable only in accordance with the provisions of the Registration Rights Agreement.

     (b) Warrant Exchangeable for Different Denominations. This Warrant is exchangeable, upon the surrender hereof by the holder hereof at the office or agency of the Company referred to in Section 7(e) below, for new Warrants of like tenor of different denominations representing in the aggregate the right to purchase the number of shares of Common Stock which may be purchased hereunder, each of such new Warrants to represent the right to purchase such number of shares (at the Exercise Price therefor) as shall be designated by the holder hereof at the time of such surrender.

     (c) Replacement of Warrant. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant and, in the case of any such loss, theft, or destruction, upon delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company, or, in the case of any such mutilation, upon surrender and cancellation of this Warrant, the Company, at its expense, will execute and deliver, in lieu thereof, a new Warrant of like tenor.

     (d) Cancellation; Payment of Expenses. Upon the surrender of this Warrant in connection with any transfer, exchange, or replacement as provided in this Section 7, this Warrant shall be promptly canceled by the Company. The holder shall pay all taxes and all other expenses (other than legal expenses, if any, incurred by the Company) and charges payable in connection with the preparation, execution, and delivery of Warrants pursuant to this Section 7. The Company shall indemnify and reimburse the holder of this Warrant for all losses and damages arising as a result of or related to any breach of the terms of this Warrant, including costs and expenses (including legal fees) incurred by such holder in connection with the enforcement of its rights hereunder.

     (e) Warrant Register. The Company shall maintain, at its principal executive offices (or such other office or agency of the Company as it may designate by notice to the holder hereof), a register for this Warrant, in which the Company shall record the name and address of the person in whose name this Warrant has been issued, as well as the name and address of each transferee and each prior owner of this Warrant.

     (f) Transfer or Exchange Without Registration. If, at the time of the surrender of this Warrant in connection with any transfer or exchange of this Warrant, this Warrant (or, in the case of any exercise, the Warrant Shares issuable hereunder) shall not be registered under the Securities Act and under applicable state securities or blue sky laws, the Company may require, as a condition of allowing such transfer or exchange, (i) that the holder or transferee of this Warrant, as the case may be, furnish to the Company a written opinion of counsel (which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that such transfer or exchange may be made without registration under the Securities Act and under applicable state securities or blue sky laws (the cost of which shall be borne by the Company if the Company’s counsel renders such an opinion, and up to $1,000 of such cost (subject to a maximum aggregate cost of $10,000) shall be borne by the Company if the holder’s counsel is required to render such opinion), (ii) that the holder or transferee execute and deliver to the Company an investment letter in form and substance acceptable to the Company and (iii) that the transferee be an “accredited investor” as defined in Rule 501(a) promulgated under the Securities Act.

8. Registration Rights. The initial holder of this Warrant (and certain assignees thereof) is entitled to the benefit of such registration rights in respect of the Warrant Shares as are set forth in the Registration Rights Agreement, including the right to assign such rights to certain assignees, as set forth therein.

9. Cashless Exercise. This Warrant may be exercised at any time during the Exercise Period by presentation and surrender of this Warrant to the Company at its principal executive offices with a written notice of the holder’s intention to effect a cashless exercise, including a calculation of the number of shares of Common Stock to be issued upon such exercise in accordance with the terms hereof (a “Cashless Exercise”). In the event of a Cashless Exercise, in lieu of paying the Exercise Price in cash, the holder shall surrender this Warrant for that number of shares of Common Stock determined by multiplying the number of Warrant Shares to which it would otherwise be entitled by a fraction, the numerator of which shall be the difference between the then current Market Price of a share of the Common Stock on the date of exercise and the Exercise Price, and the denominator of which shall be the then current Market Price per share of Common Stock.

10. Restrictions on Exercise and Transfer. In no event shall the holder hereof have the right to exercise any portion of this Warrant for shares of Common Stock or to dispose of any portion of this Warrant to the extent that such right to effect such exercise or disposition would result in the holder and its affiliates together beneficially owning more than 9.99% of the outstanding shares of Common Stock. For purposes of this Section 10, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and Regulation 13D-G thereunder. The restriction contained in this Section 10 may not be altered, amended, deleted or changed in any manner whatsoever unless the holders of a majority of the outstanding shares of Common Stock and the holder hereof shall approve, in writing, such alteration, amendment, deletion or change.

11. Certain Definitions. For purposes of this Warrant, the following capitalized terms shall have the respective meanings assigned to them:

     (a) “business day” means any day, other than a Saturday or Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law, regulation or executive order to close.

     (b) “Market Price” means, for any security as of any date, the last sales price of such security on the principal trading market where such security is listed or traded as reported by Bloomberg Financial Markets (or a comparable reporting service of national reputation selected by the Company and reasonably acceptable to the holder hereof if Bloomberg Financial Markets is not then reporting closing sales prices of such security) (in any case, “Bloomberg”), or if the foregoing does not apply, the last reported sales price of such security on a national exchange or in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, or, if no such price is reported for such security by Bloomberg, the average of the bid prices of all market makers for such security as reported in the “pink sheets” by the National Quotation Bureau, Inc., in each case for such date or, if such date was not a trading day for such security, on the next preceding date which was a trading day. If the Market Price cannot be calculated for such security as of either of such dates on any of the foregoing bases, the Market Price of such security on such date shall be the fair market value as reasonably determined by an investment banking firm selected by the Company and reasonably acceptable to the holder hereof, with the costs of such appraisal to be borne by the Company.

     (c) “trading day” means any day on which the SmallCap Market or, if the Common Stock is not then traded on the SmallCap Market, the principal national securities exchange, automated quotation system or other trading market where the Common Stock is then listed, quoted or traded, is open for trading.

12. Miscellaneous.

     (a) Governing Law; Jurisdiction. This Warrant shall be governed by and construed in accordance with the laws of the State of Delaware applicable to contracts made and to be performed in the State of Delaware. The Company irrevocably consents to the jurisdiction of the United States federal courts and the state courts located in the County of New Castle, State of Delaware, in any suit or proceeding based on or arising under this Warrant and irrevocably agrees that all claims in respect of such suit or proceeding may be determined in such courts. The Company irrevocably waives the defense of an inconvenient forum to the maintenance of such suit or proceeding in such forum. The Company further agrees that service of process upon the Company mailed by first class mail shall be deemed in every respect effective service of process upon the Company in any such suit or proceeding. Nothing herein shall affect the right of the holder to serve process in any other manner permitted by law. The Company agrees that a final non-appealable judgment in any such suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on such judgment or in any other lawful manner.

     (b) Construction. Whenever the context requires, the gender of any word used in this Warrant includes the masculine, feminine or neuter, and the number of any word includes the singular or plural. Unless the context otherwise requires, all references to articles and sections refer to articles and sections of this Warrant, and all references to schedules are to schedules attached hereto, each of which is made a part hereof for all purposes. The descriptive headings of the several articles and sections of this Warrant are inserted for purposes of reference only, and shall not affect the meaning or construction of any of the provisions hereof.

     (c) Severability. If any provision of this Warrant shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Warrant or the validity or enforceability of this Warrant in any other jurisdiction.

     (d) Entire Agreement; Amendments. This Warrant contains the entire understanding of the Company and the holder hereof with respect to the matters covered herein. Subject to any additional express provisions of this Warrant, no provision of this Warrant may be waived other than by an instrument in writing signed by the party to be charged with enforcement, and no provision of this Warrant may be amended other than by an instrument in writing signed by the Company and the holder.

     (e) Notices. Any notices required or permitted to be given under the terms of this Warrant shall be sent by certified or registered mail (return receipt requested) or delivered personally, by nationally recognized overnight carrier or by confirmed facsimile transmission, and shall be effective five days after being placed in the mail, if mailed, or upon receipt or refusal of receipt, if delivered personally or by nationally recognized overnight carrier or confirmed facsimile transmission, in each case addressed to a party. The initial addresses for such communications shall be as follows, and each party shall provide notice to the other parties of any change in such party’s address:

(i)	If to the Company:

Remote Dynamics, Inc.
1155 Kas Drive, Suite 100
Richardson, TX 75081
Telephone: 972-301-2733
Facsimile: 972-301-2263
Attention: J. Raymond Bilbao, Esquire

with a copy simultaneously transmitted by like means (which transmittal shall not constitute notice hereunder) to:

Locke Liddell & Sapp LLP
2200 Ross Avenue
Suite 2200

Dallas, TX 75201-6776
Telephone: 214-740-8570
Facsimile: 214-756-8570
Attention: Stephen L. Sapp. Esquire

          (ii)    If to the holder, at such address as shall be set forth in the Warrant Register from time to time.

     (f) Successors and Assigns. This Warrant shall be binding upon and inure to the benefit of the Company, the holder and their respective permitted successors and assigns. Except as provided herein, the Company shall not assign this Warrant or its obligations hereunder. The holder hereof may assign or transfer this Warrant and such holders rights hereunder in accordance with Section 7 hereof.

     (g) Equitable Relief. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the holder by vitiating the intent and purpose of this Warrant. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations hereunder will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Warrant, that the holder shall be entitled, in addition to all other available remedies, to an injunction restraining any breach, without the necessity of showing economic loss and without any bond or other security being required.

[REMAINDER OF THIS PAGE LEFT BLANK INTENTIONALLY]

     IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer.

REMOTE DYNAMICS, INC.
By:
Name:
Title:

[SIGNATURE PAGE TO STOCK PURCHASE WARRANT]

FORM OF EXERCISE NOTICE

(To be Executed by the Holder in order to Exercise the Warrant)

To:	Remote Dynamics, Inc.
1155 Kas Drive, Suite 1000
Richardson, TX 75081
Facsimile: (972) 301-2263
Attention: Chief Executive Officer

     The undersigned hereby irrevocably exercises the right to purchase ___shares of the Common Stock of Remote Dynamics, Inc., a corporation organized under the laws of the State of Delaware (the “Company”), at the current Exercise Price of $___, evidenced by the attached Warrant, and herewith [makes payment of the Exercise Price with respect to such shares in full][elects to effect a Cashless Exercise (as defined in Section 9 of such Warrant)], all in accordance with the conditions and provisions of said Warrant.

     The undersigned agrees not to offer, sell, transfer or otherwise dispose of any Common Stock obtained on exercise of the Warrant, except under circumstances that will not result in a violation of the Securities Act of 1933, as amended, or any state securities laws.

☐ The undersigned requests that the Company cause its transfer agent to electronically transmit the Common Stock issuable pursuant to this Exercise Notice to the account of the undersigned or its nominee (which is ___) with DTC through its Deposit Withdrawal Agent Commission System (“DTC Transfer”), provided that such transfer agent participates in the DTC Fast Automated Securities Transfer program.

☐ In lieu of receiving the shares of Common Stock issuable pursuant to this Exercise Notice by way of DTC Transfer, the undersigned hereby requests that the Company cause its transfer agent to issue and deliver to the undersigned physical certificates representing such shares of Common Stock.

The undersigned requests that a Warrant representing any unexercised portion hereof be issued, pursuant to the Warrant, in the name of the Holder and delivered to the undersigned at the address set forth below:

Dated:

Signature of Holder

Name of Holder (Print)

Address:

FORM OF ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned hereby sells, assigns, and transfers all the rights of the undersigned under the within Warrant, with respect to the number of shares of Common Stock covered thereby set forth hereinbelow, to:

Name of Assignee	Address	No. of Shares

, and hereby irrevocably constitutes and appoints _____________________________________ as agent and attorney-in-fact to transfer said Warrant on the books of the within-named corporation, with full power of substitution in the premises.

Dated: _____________________, ____

In the presence of

__________________

Name:

Signature:

Title of Signing Officer or Agent (if any):

Address:

Note:	The above signature should correspond exactly with the name on the face of the within Warrant.

APPENDIX I#1

REMOTE DYNAMICS, INC.
AUDIT COMMITTEE CHARTER OF THE BOARD OF DIRECTORS

REMOTE DYNAMICS, INC.
AUDIT COMMITTEE CHARTER OF THE BOARD OF DIRECTORS

I. PURPOSE

The Audit Committee is established by and amongst the Board of Directors for the primary purpose of assisting the board in :

•	overseeing the integrity of the Company’s financial statements,

•	overseeing the Company’s compliance with legal and regulatory requirements,

•	overseeing the independent auditor’s qualifications and independence,

•	overseeing the performance of the company’s internal audit function and independent auditor, and

•	overseeing the Company’s system of disclosure controls and system of internal controls regarding finance, accounting, legal compliance, and ethics that management and the Board have established.

Consistent with this function, the Audit Committee should encourage continuous improvement of, and should foster adherence to, the Company’s policies, procedures and practices at all levels. The Audit Committee should also provide an open avenue of communication among the independent auditors, financial and senior management, the internal auditing function, and the Board of Directors.

The Audit Committee has the authority to obtain advice and assistance from outside legal, accounting, or other advisors as deemed appropriate to perform its duties and responsibilities.

The Company shall provide appropriate funding, as determined by the Audit Committee, for compensation to the independent auditor and to any advisers that the audit committee chooses to engage.

The Audit Committee will primarily fulfill its responsibilities by carrying out the activities enumerated in Section III of this Charter. The Audit Committee will report regularly to the Board of Directors regarding the execution of its duties and responsibilities.

II. COMPOSITION AND MEETINGS

The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent directors (as defined by all applicable rules and regulations), and free from any relationship (including disallowed compensatory arrangements) that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee. All members of the Committee shall have a working familiarity with basic finance and accounting practices, and at least one member of the Committee shall be a “financial expert” in compliance with the criteria established by the SEC and other relevant regulations. The existence of such member(s) shall be disclosed in periodic filings as required by the SEC. Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Company or an outside consultant.

The members of the Committee shall be elected by the Board at the annual organizational meeting of the Board or until their successors shall be duly elected and qualified. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

The Committee shall meet at least four times annually, or more frequently as circumstances dictate. Each regularly scheduled meeting shall conclude with an executive session of the Committee absent members of management and on such terms and conditions as the Committee may elect. As part of its job to foster open communication, the Committee should meet periodically with management and the independent auditors in separate executive sessions to discuss any matters that the Committee or each of these groups

REMOTE DYNAMICS, INC.
AUDIT COMMITTEE CHARTER OF THE BOARD OF DIRECTORS

believe should be discussed. In addition, the Committee should meet quarterly with the independent auditors and management to discuss the annual audited financial statements and quarterly financial statements, including the Company’s disclosure under “Management’s Discussion and Analysis of Financial Condition and Results of Operations.

III. RESPONSIBILITIES AND DUTIES

To fulfill its responsibilities and duties the Audit Committee shall:

Documents/Reports/Accounting Information Review

1.	Review this Charter periodically, at least annually, and recommend to the Board of Directors any necessary amendments as conditions dictate.

2.	Review and discuss with management the Company’s annual financial statements, quarterly financial statements, and all internal controls reports (or summaries thereof). Review other relevant reports or financial information submitted by the Company to any governmental body, or the public, including management certifications as required by the Sarbanes-Oxley Act of 2002 (Sections 302 and 906) and relevant reports rendered by the independent auditors (or summaries thereof).

3.	Recommend to the Board whether the financial statements should be included in the Annual Report on Form 10-K. Review with financial management and the independent auditors the 10-Q prior to its filing (or prior to the release of earnings).

4.	Review earnings press releases with management, including review of “pro-forma” or “adjusted” non-GAAP information.

5.	Discuss with management financial information and earnings guidance provided to analysts and rating agencies. Such discussions may be on general terms (i.e., discussion of the types of information to be disclosed and the type of presentation to be made).

Independent Auditors

6.	Appoint (subject to shareholder ratification, if applicable), compensate, and oversee the work performed by the independent auditor for the purpose of preparing or issuing an audit report or related work. Review the performance of the independent auditors and remove the independent auditors if circumstances warrant. The independent auditors shall report directly to the audit committee and the audit committee shall oversee the resolution of disagreements between management and the independent auditors in the event that they arise. Consider whether the auditor’s performance of permissible nonaudit services is compatible with the auditor’s independence.

7.	Review with the independent auditor any problems or difficulties and management’s response, review the independent auditor’s attestation and report on management’s internal control report; and hold timely discussions with the independent auditors regarding the following:

•	all critical accounting policies and practices;

•	all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor;

•	other material written communications between the independent auditor and management including, but not limited to, the management letter and schedule of unadjusted differences; and

•	an analysis of the auditor’s judgment as to the quality of the Company’s accounting principles, setting forth significant reporting issues and judgments made in connection with the preparation of the financial statements.

REMOTE DYNAMICS, INC.
AUDIT COMMITTEE CHARTER OF THE BOARD OF DIRECTORS

8.	At least annually, obtain and review a report by the independent auditor describing:

•	the firm’s internal quality control procedures;

•	any material issues raised by the most recent internal quality-control review, peer review, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and

•	all relationships between the independent auditor and the Company

9.	Review and pre-approve both audit and nonaudit services to be provided by the independent auditor. This duty may be delegated to one or more designated members of the audit committee with any such preapproval reported to the audit committee at its next regularly scheduled meeting. Approval of nonaudit services shall be disclosed to investors in periodic reports required by Section 13(a) of the Securities Exchange Act of 1934 (see Company’s Policy of Procurement of Audit and Non-Audit Services).

10.	Set clear hiring policies, compliant with governing laws or regulations, for employees or former employees of the independent auditor.

Financial Reporting Processes and Accounting Policies

11.	In consultation with the independent auditors, review the integrity of the organization’s financial reporting processes (both internal and external), and the internal control structure (including disclosure controls).

12.	Review with management major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company’s selection or application of accounting principles, and major issues as to the adequacy of the Company’s internal controls and any special audit steps adopted in light of material control deficiencies.

13.	Review analyses prepared by management (and the independent auditor as noted in item 8 above) setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements.

14.	Review with management the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Company.

15.	Review and approve all related party transactions.

16.	Establish and maintain procedures for the receipt, retention, and treatment of complaints regarding accounting, internal accounting, or auditing matters. See “Policy Regarding Receipt, Retention, and Treatment of Complaints.”

17.	Establish and maintain procedures for the confidential, anonymous submission by Company Employees Regarding Questionable Accounting, Internal Control or Auditing Matters.” See “Policy Regarding confidential submission to audit committee of questionable accounting or audit matters

Ethical Compliance, Legal Compliance, and Risk Management

18.	Review and update periodically the Code of Ethical Conduct and ensure that management has established a system to enforce this Code. Ensure that the code is in compliance with all applicable rules and regulations.

19.	Review management’s monitoring of the Company’s compliance with the organization’s Ethical Code, and ensure that management has the proper review system in place to ensure that the Company’s financial statements, reports, and other financial information disseminated to governmental organizations and the public satisfy legal requirements.

20.	Review, with the organization’s counsel, legal compliance matters including corporate securities trading policies.

21.	Review, with the organization’s counsel, any legal matter that could have a significant impact on the organization’s financial statements.

REMOTE DYNAMICS, INC.
AUDIT COMMITTEE CHARTER OF THE BOARD OF DIRECTORS

22.	Discuss policies with respect to risk assessment and risk management. Such discussions should include the Company’s major financial and accounting risk exposures and the steps management has undertaken to control them.

REMOTE DYNAMICS, INC.
AUDIT COMMITTEE CHARTER OF THE BOARD OF DIRECTORS

Other Responsibilities

23.	Review with the independent auditors and management the extent to which changes or improvements in financial or accounting practices, as approved by the Audit Committee, have been implemented. (This review should be conducted at an appropriate time subsequent to implementation of changes or improvements, as decided by the Committee.)

24.	Issue the report that the SEC requires be included in the Company’s annual proxy statement.

25.	Annually, perform a self-assessment relative to the Audit Committee’s purpose, duties and responsibilities outlined herein.

26.	Perform any other activities consistent with this Charter, the Company’s by-laws and governing law, as the Committee or the Board deems necessary or appropriate.

APPENDIX I #2

REMOTE DYNAMICS, INC.
AUDIT COMMITTEE POLICY REGARDING RECEIPT, RETENTION, AND
TREATMENT OF COMPLAINTS

The purpose of this policy is to ensure that the Audit Committee has implemented the necessary procedures to ensure the adequate receipt, retention and treatment of complaints regarding questionable accounting, internal control, and/or audit matters.

1.	If a member of the Audit Committee receives a complaint regarding questionable accounting, internal control, and/or audit matters, he or she should contact the other Audit Committee members to discuss the complaint.

2.	If the Audit Committee determines the complaint warrants an investigation, the Audit Committee should appoint a member to lead the investigation of the complaint.

3.	The Audit Committee member, in investigation of the complaint, may retain or engage such advisors as necessary to assist in the investigation. Costs associated with the retention of these advisors will be paid by the Company.

4.	After the initial fact finding and investigation, the Audit Committee should summarize the results of the investigation for presentation to the Board of Directors, along with recommended actions to be taken.

5.	All complaints, documentation, and the resolution thereto should be maintained by the chairman of the Audit Committee.

APPENDIX I #3

REMOTE DYNAMICS, INC.
POLICY REGARDING PROCUREMENT OF AUDIT SERVICES AND NON-AUDIT
SERVICES

The primary purpose of this policy is to ensure that the Company engages its public accountants to only provide audit and non-audit services, that are compatible with maintaining independence. The Company recognizes that investor confidence in public companies is based in part on the maintenance of independence, in fact and in appearance, by the public accounting firms that perform financial statement audits for those companies.

The Company and its Audit Committee believes that it is prudent to establish a formal policy to define the basis upon which our external auditors, may be engaged to provide audit and non-audit services. Services (discussed below and see appendix for description), where our external auditors are engaged require the pre-approval of the Audit Committee.

For purposes of this policy, the scope of our external auditor services is classified into the following categories:

Permitted Services

Audit Services/Audit Related

These services generally are highly correlated with the role of an independent auditor. Such services include matters such as analysis and interpretation of accounting principles and their application, support for financings and similar transactions, and other services that have bearing on the Company’s financial statements on which the external auditor provides their opinion. These services must be pre-approved annually by the Audit Committee.

Tax Services

These services are expressly allowed under this policy and do not impact audit firm’s independence as auditors. It is in the best interest of the Company to utilize the best service provider available particularly where knowledge of The Company is deemed highly advantageous, provided independence is not impaired. These services must be approved annually by the Audit Committee.

Specific Approval

These services are allowed under the policy and do not affect the audit firm’s independence as auditors, but do require the pre-approval of the Audit Committee prior to the engagement.

Restricted Services

Restricted services are those services that may not be provided by external auditors as they are considered by statute or in the Company’s opinion to be incompatible with the role of an independent auditor. Any questions or interpretations of such matters should be addressed by the Chief Financial Officer (see appendix for description of Restricted Services).

This policy applies to the Company and all corporations, subsidiaries, branches and other entities directly or indirectly owned by the Company that are included in the Company’s consolidated financial statements.

This policy and its appendix are to be approved annually by the the Company Audit Committee or more frequently as necessary due to change in statute or regulatory rule-making.

Public Accountants Independence Responsibilities

The responsibility for ensuring that the Company’s public accountants are engaged to perform only those services that are compatible with maintaining the firm’s independence from the Company rests with its public accountants, the Company’s Chief Financial Officer and the Audit Committee. Annually, the Company will prepare a summary of the fees paid to the external auditors for audit and other permitted services for inclusion in the annual proxy statement.

Appendix to Policy Regarding Audit Services and Non-Audit Services

PERMITTED SERVICES

1.0	AUDIT SERVICES

•	Audits of consolidated financial statement including quarterly reviews, consultation on accounting issues, internal control work, attendance at Audit Committee meetings, use of specialists in connection with the foregoing and other services integral to audits of financial statements.

•	Assistance in the implementation of new accounting principles.

•	Audits of opening balance sheets of acquired companies.

•	Audits and accounting consultation on acquisition, dispositions and discontinued operations.

•	Compliance letters, agreed-upon procedures, reviews and similar reports based on audited financial statement and the role of the independent auditor firm.

•	Audits of financial statements and transactions that are used by lenders, filed with government and regulatory bodies and similar reports.

•	Audits or reviews of financial statements of subsidiaries, or affiliates of the Company as may be requested by management for reasons other than as listed above.

1.1	AUDIT RELATED SERVICES

•	Services that result from the role of the firm as independent auditor such as reviews of SEC filings, letters to underwriters and other services related to financings.

•	Employee benefit plan audits and revenues of relevant filings.

•	Assistance in reviews and tests of internal control and related systems.

•	Assessment of the design and implementation of internal accounting controls (e.g., in connection with implementation of an ERP system or as a result of reviews of existing systems).

2.0	TAX SERVICES

•	Tax return and tax accrual reviews, consultations and assistance.

•	Tax planning and other noncompliance related consultation or services.

3.0	SPECIFIC APPROVAL

•	Business process improvement advisory services and process re-engineering support services.

•	Employee benefit plan advisory services.

•	Operational consulting (e.g., efficiency and effectiveness improvement services in areas such as supply chain management, customer relationship management, financial and performance management, etc.).

•	Cash management and treasury advisory services.

Page 2 – Continued

Appendix

3.0	SPECIFIC APPROVAL (Continued)

Strategic planning support (e.g., corporate, business unit, information technology).

•	Non-financial technology planning, evaluation, business case developments, design or implementation.

•	Merger integration assistance and change management consulting services.

•	Forensic and other investigative services if directed by the Board or its Audit Committee, or outside counsel engaged by the Board, its Audit Committee or The Company’s CEO or CFO.

•	M&A transactional assistance.

•	Assessment of the design and implementation of risk management controls.

4.0	RESTRICTED SERVICES

•	Bookkeeping or other services related to accounting records or financial statement (e.g., recording journal entries, reconciling accounts, processing data, preparing financial statements, etc.).

•	Internal audit services

•	Appraisals, valuation services or fairness opinions.

•	Signing tax returns (including payroll tax returns) on behalf of the Company.

•	Actuarial services.

•	Signing or co-signing checks.

•	Acting as agent for the Company.

•	Human resources functions (managerial position search and evaluation activities).

•	Payroll services.

•	Broker-Dealer services (including underwriting, promoting, investment banking and investment management).

•	Maintaining custody of the Company funds.

•	Acting in a capacity equivalent to that of the Company management or employee, or performing any decision making, supervisory or ingoing monitoring functions for The Company.

•	Financial Information systems design and/or implementation.

•	Legal services.

•	Expert witness or testimony services, except where specifically related to the Company’s accounting policy, procedure, or audited financial statements.

APPENDIX I #4

REMOTE DYNAMICS, INC.’S AUDIT COMMITTEE
POLICY REGARDING PROCUREMENT OF
AUDIT SERVICES AND NON-AUDIT SERVICES

     The Audit Committee is tasked with the primary responsibility of ensuring that the Company’s auditors remain independent in providing audit, review and attest services to the Company. The primary purpose of this policy is to ensure that the Audit Committee does not engage the Company’s independent auditor to provide services that, if provided to the Company, would impair the independence of the Company’s auditor.

A. Pre-approval of All Services Rendered by Auditor. All audit and non-audit services to be provided by the auditor of the Company’s financial statements must either be:

1) pre-approved by the Company’s Audit Committee; or

2) entered into pursuant to pre-approval policies and procedures established by the Audit Committee; provided, however, that the policies and procedures are detailed as to the particular service and the Audit Committee is informed of each service and such policies and procedures do not include delegation of the Audit Committees responsibilities under the Securities Exchange Act of 1934 to management.

B. Exception to Pre-approval. With respect to the provision of services other than audit, review or attest services, the pre-approval requirement is waived if:

(1) The aggregate amount of all such services provided by the auditor constitutes no more than five percent (5%) of the total amount of revenues paid by the Company to its auditor during the fiscal year in which the services are provided; and

(2) Such services were not recognized by the Company at the time of the engagement to be non-audit services; and

(3) Such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee who are members of the Board of Directors to whom authority to grant such approvals has been delegated by the Audit Committee.

Commentary. The Audit Committee is provided a “safe harbor” for failing to pre-approve non-audit services provided by the auditor so long as: (a) the Audit Committee did not know that the services qualified as non-audit services at the time it engaged the auditor; (b) such non-audit services do not represent more than 5% of the total revenues paid to the auditor for the fiscal year; and (c) such non-audit services are ratified by the Audit Committee prior to the completion of the audit.

C. Audit Services. Except as noted below herein, an auditor may be engaged to provide audit, review or attest services of the Company’s financial reporting systems, practices and procedures in accordance with generally accepted auditing standards (“GAAS”) and in accordance with SEC rules and regulations.

D. Non Audit Services 1. Except as noted below, the auditor of the Company’s financial statements shall not be engaged, at any point during the audit and professional engagement period, to provide the following non-audit services, unless it is reasonable to conclude that the results of the services will not be subject to audit procedures during an audit of the Company’s financial statements:

(i) Bookkeeping or other services related to the accounting records or financial statements of the Company. Any service including:

(A) Maintaining or preparing the Company’s accounting records;

(B) Preparing the Company’s financial statements that are filed with the SEC or that form the basis of financial statements filed with the SEC; or

(C) Preparing or originating source data underlying the Company’s financial statements.

Commentary: Please note that the SEC has stated that an accountant’s independence would be impaired where the accountant prepared the statutory financial statements for a foreign affiliate even if such statements are not filed with the SEC, if those statements form the basis of the financial statements that are filed with the SEC.

(ii) Financial information systems design and implementation. Any service including:

(A) Directly or indirectly operating, or supervising the operation of, the Company’s information system or managing the Company’s local area network; or

(B) Designing or implementing a hardware or software system that aggregates source data underlying the financial statements or generates information that is significant to the Company’s financial statements or other financial information systems taken as a whole.

Commentary: The auditor may be engaged to work on hardware or software systems that are unrelated to the Company’s financial statements or accounting records. However, an auditor may not be engaged to design or implement a hardware or software system that aggregates source data or generates information that is “significant” to the financial

[1]	Section 201(a) of the Sarbanes-Oxley Act (the “Act”) adds new Section 10A(g) to the Securities Exchange Act of 1934 which states that it shall be unlawful for a registered public accounting firm that performs an audit of an issuer’s financial statements (and any person associated with such a firm) to provide to that issuer, contemporaneously with the audit, any non-audit services, including the nine categories of services set forth below. Additionally, the Act provides that the provision of “any non-audit service, including tax services, that is not described” as a prohibited service, can be provided by the auditor without impairing the auditor’s independence only if the service has been pre-approved by the issuer’s audit committee. It is important to note that the list of prohibited services below set forth below is predicated on three basic principles, violations of which are deemed by the SEC to impair an auditor’s independence: (1) an auditor cannot function in the role of management; (2) an auditor cannot audit his or her own work; and (3) an auditor cannot serve in an advocacy role for his or her client.

statements taken as a whole. In this context, information would be “significant” if it is reasonably likely to be material to the financial statements of the Company. Since materiality determinations may not be complete before financial statements are generated, the Company and its auditor, by necessity, will need to evaluate the general nature of the information as well as system output during the period of the audit engagement. An auditor, for example, would not be independent of the Company for which it designed an integrated Enterprise Resource Planning or similar system since the system would serve as the basis for the Company’s financial reporting system.

Designing, implementing, or operating systems affecting the financial statements may place the auditor in a management role, or result in the auditor auditing his or her own work or attesting to the effectiveness of internal control systems designed or implemented by that auditor.

However, the Company may engage an auditor to evaluate the internal controls of a system as it is being designed, implemented or operated either as part of an audit or attest service and the auditor is not precluded from making recommendations on internal control matters to management or other service providers in conjunction with the design and installation of a system by another service provider.

(iii) Appraisal or valuation services, fairness opinions, or contribution-in-kind reports. Any appraisal service, valuation service, or any service involving a fairness opinion or contribution-in-kind report for the Company. Appraisal and valuation services include any process of valuing assets, both tangible and intangible, or liabilities. Such services further include valuing, among other things, in-process research and development, financial instruments, assets and liabilities acquired in a merger, and real estate. Fairness opinions and contribution-in-kind reports are opinions and reports in which the firm provides its opinion on the adequacy of consideration in a transaction.

Commentary: An auditor may be engaged to provide these services for non-financial reporting (e.g., transfer pricing studies, cost segregation studies, and other tax-only valuations) purposes and may utilize its own valuation specialist to review the work performed by the Company itself or an independent, third-party specialist employed by the Company, provided the Company or the Company’s specialist (and not the specialist used by the auditor) provides the technical expertise that the Company uses in determining the required amounts recorded in the Company’s financial statements. In those instances the auditor will not be auditing his or her own work because a third party or the Company is the source of the financial information subject to the audit.

(iv) Actuarial services. Any actuarially-oriented advisory service involving the determination of amounts recorded in the financial statements and related accounts for the Company other than assisting a client in understanding the methods, models, assumptions, and inputs used in computing an amount.

Commentary: An auditor may be engaged to advise the Company on the appropriate actuarial methods and assumptions that will be used in the actuarial valuations. However, it is not appropriate for the auditor to provide the actuarial valuations for the Company. The auditor may utilize his or her own actuaries to assist in conducting the audit provided the Company uses its own actuaries or third-party actuaries to provide management with its actuarial capabilities.

(v) Internal audit outsourcing services. Any internal audit service that has been outsourced by the Company that relates to the Company’s internal accounting controls, financial systems, or financial statements, for the Company.

Commentary: During the conduct of the audit in accordance with generally GAAS or when providing attest services related to internal controls, the auditor evaluates the Company’s internal controls and, as a result, may make recommendations for improvements to the controls. Doing so is a part of the accountant’s responsibilities under GAAS or applicable attestation standards and, therefore, does not constitute an internal audit outsourcing engagement.

An auditor may be engaged to perform nonrecurring evaluations of discrete items or other programs that are not in substance the outsourcing of the internal audit function. For example, the Company may engage the auditor to conduct “agreed-upon procedures” engagements related to the Company’s internal controls, since management takes responsibility for the scope and assertions in those engagements. The prohibition also does not preclude the auditor from performing operational internal audits unrelated to the internal accounting controls, financial systems, or financial statements.

(vi) Management functions. Acting, temporarily or permanently, as a director, officer, or employee of the Company, or performing any decision-making, supervisory, or ongoing monitoring function for the Company.

Commentary: An auditor may be engaged to assess the effectiveness of the Company’s internal controls and to recommend improvements in the design and implementation of internal controls and risk management controls. An auditor may also be engaged by the Company to conduct an agreed-upon procedures engagement related to the Company’s internal controls or to provide attest services related to the company’s internal controls without impairing his or her independence.

(vii) Human resources.

(A) Searching for or seeking out prospective candidates for managerial, executive, or director positions;

(B) Engaging in psychological testing, or other formal testing or evaluation programs;

(C) Undertaking reference checks of prospective candidates for an executive or director position;

(D) Acting as a negotiator on the Company’s behalf, such as determining position, status or title, compensation, fringe benefits, or other conditions of employment; or

(E) Recommending, or advising the Company to hire, a specific candidate for a specific job (except that an accounting firm may, upon request by the Company, interview candidates and advise the Company on the candidate’s competence for financial accounting, administrative, or control positions).

(viii) Broker-dealer, investment adviser, or investment banking services. Acting as a broker-dealer (registered or unregistered), promoter, or underwriter, on behalf of the Company, making investment decisions on behalf of the Company or otherwise having discretionary authority over the Company’s investments, executing a transaction to buy or sell the Company’s investment, or having custody of assets of the Company, such as taking temporary possession of securities purchased by the Company.

(ix) Legal services. Providing any service to the Company that, under circumstances in which the service is provided, could be provided only by someone licensed, admitted, or otherwise qualified to practice law in the jurisdiction in which the service is provided.

(x) Expert services unrelated to the audit. Providing an expert opinion or other expert service for the Company, or the Company’s legal representative, for the purpose of advocating the Company’s interests in litigation or in a regulatory or administrative proceeding or investigation. In any litigation or regulatory or administrative proceeding or investigation, an auditor’s independence shall not be deemed to be impaired if the auditor provides factual accounts, including in testimony, of work performed or explains the positions taken or conclusions reached during the performance of any service provided by the accountant for the Company.

Commentary. The Audit Committee or, at its direction, its legal counsel, may engage an auditor to perform internal investigations or fact finding engagements. These types of engagements may include, among others, forensic or other fact-finding work that results in the issuance of a report to the Company. The involvement by the auditor in this capacity generally requires performing procedures that are consistent with, but more detailed or more comprehensive than, those required by GAAS. Performing such procedures is consistent with the role of the independent auditor and should improve audit quality. If, subsequent to the completion of such an engagement, a proceeding or investigation is initiated, the auditor may allow its work product to be utilized by the Company and its legal counsel without impairing the auditor’s independence. The auditor, however, may not then provide additional services, but may provide factual accounts or testimony about the work performed.

An auditor may assist the Audit Committee in fulfilling its responsibilities to conduct its own investigation of a potential accounting impropriety. For example, if the Audit Committee is concerned about the accuracy of the inventory accounts at a subsidiary, it may engage the auditor to conduct a thorough inspection and analysis of those accounts, the physical inventory at the subsidiary, and related matters without impairing the auditor’s independence.

E. Tax Services. An auditor may be engaged to perform tax services such as tax compliance, tax planning, and tax advice to the Company. However, certain tax services could, in certain circumstances, impair the independence of the auditor. Specifically, auditors would impair their independence by representing the Company before a tax court, district court, or federal court of claims. In addition, the Audit Committee should scrutinize carefully the retention of an auditor in a transaction initially recommended by the auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may be not supported in the Internal Revenue Code and related regulations.

F. Restriction on Employment by Company of Former Employees of the Company’s Auditor. The Company shall not employ as an employee, in a financial reporting oversight role, the lead partner, the concurring partner, or any other member of the audit engagement team who provided more than ten hours of audit, review or attest services for the Company within the one (1) year period preceding the commencement of audit procedures for the year. Specifically, the auditor must have completed one annual audit subsequent to when an individual was a member of the audit engagement team with the measurement period being based upon the dates the Company filed its annual financial information with the SEC. For purposes herein, the term “financial reporting oversight role” means any individual who has direct responsibility for oversight over those who prepare the Company’s financial statements and related information (e.g., management’s discussion and analysis) that are included in filings with the SEC.

Commentary:

To illustrate the application of this rule, assume that the Company’s Form 10-K’s are filed on March 15, 2003, April 5, 2004, March 10, 2005, and March 30, 2006. The Company is a calendar-year reporting entity. The audit engagement periods would be deemed to commence and end:

Annual Period	Engagement Period	Engagement Period
	Commences	Ends
2003	March 16, 2003	April 5, 2004
2004	April 6, 2004	March 10, 2005
2005	March 11, 2005	March 30, 2006

If audit engagement person B provided more than ten (10) hours of audit, review or attest services for the Company at any time during the 2003 engagement period (March 16, 2003 - April 5, 2004), and he or she begins employment with the Company in a financial reporting oversight role prior to March 11, 2005, the Company would violate the Sarbanes-Oxley Act and disqualify its auditing firm. If audit engagement person B last performed more than ten (10) hours of audit, review or attest services for the Company on March 24, 2003 and he or she began employment with the Company in a financial reporting oversight role prior to March 11, 2005, the Company would violate the Sarbanes-Oxley Act and disqualify its auditing firm.

G. Auditor Independence Responsibilities. The responsibility for ensuring that the Company’s auditors are engaged to perform only those services that are compatible with maintaining the firm’s independence from the Company rests with its auditors, the Company’s Chief Financial Officer and the Audit Committee.

APPENDIX I #5

REMOTE DYNAMICS, INC.
POLICY REGARDING CONFIDENTIAL SUBMISSION TO AUDIT COMMITTEE OF
QUESTIONABLE ACCOUNTING, INTERNAL CONTROL OR AUDIT MATTERS

The purpose of this policy is to ensure that the Company has implemented the necessary procedures and controls to provide a mechanism for employees of the Company to report, on a confidential and/or anonymous basis, questionable accounting or audit matters directly to the Audit Committee of Remote Dynamics, Inc.

Submission of Questionable Accounting, Internal Control and Audit Matters by Employees

1. All Company employees may submit directly to the Audit Committee any matters regarding questionable accounting, internal control and audit matters.

2. Submission by employees may be done so in an anonymous and confidential manner by submitting any questionable accounting, internal control and audit matters to one of the following audit committee members by fax or mail as follows:

Tom Honeycutt
2650 Park Tower Dr.
Vienna, VA 22180
Fax: 571-226-3046

Gregg Pritchard
3710 Rawlins St. STE 1230
Dallas, TX 75219
Fax: 214-522-7744

Gerry Quinn
7501 Keele Street, STE 500
Concord, Ontario, L4K 1Y2, Canada
Fax: 416-736-8373

3. Attached as Appendix I, is a form that each employee may use to submit a questionable accounting, internal control or audit matter to the Audit Committee. The form does not require that you provide your name or contact information if you wish to submit the matter anonymously.

4. Items received by the Audit Committee will be kept in the strictest confidence. Any matters brought before management and the Board of Directors by the Audit Committee will be done so in a manner so as not to disclose the source of the information.

5. Matters submitted to any member of the Audit Committee will be maintained by the Audit Committee Chairman in a location other than the Company’s place of business along with documentation regarding the resolution of each submission.

6. The submission of a questionable accounting, internal control and audit matters by an employee to the Audit Committee will not result in any retaliation by the Company or its employees. The Company will discipline, including discharge, any employee who engages in retaliatory activity against an employee based on such employee’s submittal of a questionable accounting, internal control or audit matter to the Audit Committee.

Appendix I

SUBMISSION TO AUDIT COMMITTEE REGARDING QUESTIONABLE ACCOUNTING OR AUDIT MATTERS

Name (not required): ________________________________________________________________

Phone (not required) ______________________

Date: ______________________

Description of Item: ________________________________________________________________

The Board of Directors recommends a vote FOR Proposals 1, 2, 3, and 4.
1.	The election of the following six directors to hold office until the next annual meeting of Remote Dynamics stockholders and until their respective successors shall have been duly elected and qualified.

FOR ALL NOMINEES (except for the names struck out below)	WITHHOLD AUTHORITY FOR ALL NOMINEES
☐	☐

Nominees:	01 Gerry C. Quinn,	04 Matthew Petzold,
	02 Dennis R. Casey,	05 Greg Pritchard, and
	03 Stephen CuUnjieng,	06 Thomas Honeycutt

INSTRUCTIONS: To withhold authority to vote for any individual nominee, strike a line through that nominee’s name above.

Please Mark Here for Address Change or Comments	☐
SEE REVERSE SIDE
Please mark your votes as indicated in this example	☑

		FOR	AGAINST	ABSTAIN
2.	The ratification of BDO Seidman LLP as Remote Dynamics’ independent registered public accounting firm for the fiscal year ending August 31, 2005.	☐	☐	☐
		FOR	AGAINST	ABSTAIN
3.	The approval of the new Remote Dynamics, Inc. 2005 Amended and Restated Equity Incentive Plan.	☐	☐	☐
		FOR	AGAINST	ABSTAIN
4.	The approval of the exchange of the $1.75 million Secured Promissory Note into the two common stock purchase warrants, and the issuance and sale of shares of the series B convertible preferred stock and related warrants for a combination of cash and all of the outstanding shares of series A convertible preferred stock to one of our private investors.	☐	☐	☐

5.	IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY POSTPONEMENTS OR ADJOURNMENTS THEREOF.

	Dated:	, 2005

Signature

Signature, If Jointly Held

If acting as Attorney, Executor, Trustee or in other representative capacity, please sign name and title.

▲ FOLD AND DETACH HERE AND READ THE REVERSE SIDE ▲
Vote by Internet or Telephone or Mail
24 Hours a Day, 7 Days a Week
Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to annual meeting day.
Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

Internet		Telephone		Mail
http://www.proxyvoting.com/redi Use the internet to vote your proxy. Have your proxy card in hand when you access the web site.	OR	1-866-540-5760 Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.	OR	Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.
If you vote your proxy by Internet or by telephone,
you do NOT need to mail back your proxy card.

REMOTE DYNAMICS, INC.
PROXY
PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR
THE ANNUAL MEETING TO BE HELD ON AUGUST 31, 2005
The undersigned hereby appoints W. Michael Smith or J. Raymond Bilbao, and each of them, jointly and severally, as the undersigned’s proxy or proxies, with full power of substitution, to vote all shares of common stock of Remote Dynamics, Inc. which the undersigned is entitled to vote at the annual meeting of common stockholders to be held at 1155 Kas Drive, Suite 100, Richardson, Texas on August 31, 2005 at 10:00 a.m., Richardson, Texas time, and any postponements, adjournments thereof, as fully as the undersigned could if personally present, upon the proposals set forth below, revoking any proxy or proxies heretofore given.
THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE ON THE REVERSE SIDE, BUT IF NO CHOICES ARE INDICATED, THIS PROXY WILL BE VOTED FOR ALL THE NOMINEES IN PROPOSAL 1 AND FOR PROPOSALS 2, 3, AND 4 AND IN THE DISCRETION OF THE PROXY HOLDER WITH RESPECT TO ANY OTHER MATTER AS MAY PROPERLY COME BEFORE THE MEETING OR ANY POSTPONEMENTS OR ADJOURNMENTS THEREOF.
(Continued, and to be marked, dated and signed, on the other side.)

Address Change/Comments (Mark the corresponding box on the reverse side)

▲ FOLD AND DETACH HERE ▲
YOUR VOTE IS IMPORTANT!
You can vote in one of three ways:
1.	If you are calling from within the United States, call toll-free 1-866-540-5760 on a Touch-Tone telephone and follow the instructions on the reverse side. There is NO CHARGE to you for this call.
or
2.	Vote by Internet at our Internet Address: http://www.proxyvoting.com/redi
or
3.	Mark, sign and date your proxy card and return it promptly in the enclosed envelope.
PLEASE VOTE